EXECUTION















                GE CAPITAL MORTGAGE SERVICES, INC.,

                        Seller and Servicer


                                and




               STATE STREET BANK AND TRUST COMPANY,

                              Trustee






                  POOLING AND SERVICING AGREEMENT

                   Dated as of September 1, 1996




           REMIC Multi-Class Pass-Through Certificates,
                           Series 1996-14













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Section                                                        Page


                         TABLE OF CONTENTS


                             ARTICLE I

                            DEFINITIONS

1.01.  Definitions..............................................  1

                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

2.01.  Conveyance of Mortgage Loans............................. 46
2.02.  Acceptance by Trustee.................................... 49
2.03.  Representations and Warranties of the Company;
       Mortgage Loan Repurchase................................. 50
2.04.  Execution of Certificates................................ 57
2.05.  Designations under the REMIC Provisions.................. 57

                            ARTICLE III

                   ADMINISTRATION AND SERVICING
                         OF MORTGAGE LOANS

3.01.  Company to Act as Servicer............................... 57
3.02.  Collection of Certain Mortgage Loan Payments;
       Mortgage Loan Payment Records; Certificate Account....... 63
3.03.  Collection of Taxes, Assessments and Other Items......... 66
3.04.  Permitted Debits to the Mortgage Loan Payment
       Records.................................................. 67
3.05.  Maintenance of the Primary Insurance Policies............ 68
3.06.  Maintenance of Hazard Insurance.......................... 69
3.07.  Assumption and Modification Agreements................... 70
3.08.  Realization Upon Defaulted Mortgage Loans................ 71
3.09.  Trustee to Cooperate; Release of Mortgage Files.......... 74
3.10.  Servicing Compensation; Payment of Certain
       Expenses by the Company.................................. 75
3.11.  Reports to the Trustee; Certificate Account
       Statements............................................... 76
3.12.  Annual Statement as to Compliance........................ 76
3.13.  Annual Independent Public Accountants'
       Servicing Report......................................... 76
3.14.  Access to Certain Documentation and Information
       Regarding the Mortgage Loans............................. 77
3.15.  Maintenance of Certain Servicing Policies................ 77
3.16.  Optional Purchase of Defaulted Mortgage Loans............ 77




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Section                                                        Page

                            ARTICLE IV

                      PAYMENTS AND STATEMENTS

4.01.  Distributions............................................ 78
4.02.  Method of Distribution................................... 86
4.03.  Allocation of Losses..................................... 87
4.04.  Monthly Advances; Purchases of Defaulted
       Mortgage Loans........................................... 91
4.05.  Statements to Certificateholders......................... 92
4.06.  Servicer's Certificate................................... 95
4.07.  Reports of Foreclosures and Abandonments of
       Mortgaged Property....................................... 95
4.08.  Reduction of Servicing Fees by Compensating
       Interest Payments........................................ 95

                             ARTICLE V

                         THE CERTIFICATES

5.01.  The Certificates......................................... 95
5.02.  Registration of Transfer and Exchange of
       Certificates............................................. 98
5.03.  Mutilated, Destroyed, Lost or Stolen Certificates........105
5.04.  Persons Deemed Owners....................................106
5.05.  Access to List of Certificateholders' Names
       and Addresses............................................106
5.06.  Representation of Certain Certificateholders.............107
5.07.  Determination of COFI....................................107
5.08.  Determination of LIBOR...................................108

                            ARTICLE VI

                            THE COMPANY

6.01.  Liability of the Company.................................109
6.02.  Merger or Consolidation of, or Assumption of
       the Obligations of, the Company..........................109
6.03.  Assignment...............................................110
6.04.  Limitation on Liability of the Company and Others........110
6.05.  The Company Not to Resign................................111

                            ARTICLE VII

                              DEFAULT

7.01.  Events of Default........................................111
7.02.  Trustee to Act; Appointment of Successor.................113
7.03.  Notification to Certificateholders.......................114




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                           ARTICLE VIII

                            THE TRUSTEE

8.01.  Duties of Trustee........................................114
8.02.  Certain Matters Affecting the Trustee....................116
8.03.  Trustee Not Liable for Certificates or
       Mortgage Loans...........................................117
8.04.  Trustee May Own Certificates.............................117
8.05.  The Company to Pay Trustee's Fees and Expenses...........117
8.06.  Eligibility Requirements for Trustee.....................118
8.07.  Resignation or Removal of Trustee........................118
8.08.  Successor Trustee........................................119
8.09.  Merger or Consolidation of Trustee.......................120
8.10.  Appointment of Co-Trustee or Separate Trustee............120
8.11.  Compliance with REMIC Provisions; Tax Returns............122

                            ARTICLE IX

                            TERMINATION

9.01.  Termination upon Repurchase by the Company
       or Liquidation of All Mortgage Loans.....................122
9.02.  Additional Termination Requirements......................124

                             ARTICLE X

                     MISCELLANEOUS PROVISIONS

10.01.  Amendment...............................................124
10.02.  Recordation of Agreement................................126
10.03.  Limitation on Rights of Certificateholders..............126
10.04.  Governing Law...........................................127
10.05.  Notices.................................................127
10.06.  Notices to the Rating Agencies..........................128
10.07.  Severability of Provisions..............................128
10.08.  Certificates Nonassessable and Fully Paid...............128





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                             Exhibits



EXHIBIT A                 Forms of Certificates
EXHIBIT B                 Principal Balance Schedules
EXHIBIT C                      Mortgage Loans
EXHIBIT D                 Form of Servicer's Certificate
EXHIBIT E                 Form of Transfer Certificate as to
                            ERISA Matters for Definitive
                            ERISA-Restricted Certificates
EXHIBIT F                 Form of Residual Certificate
                            Transferee Affidavit
EXHIBIT G                 Form of Residual Certificate
                            Transferor Letter
EXHIBIT H                 Additional Servicer Compensation
EXHIBIT I                      Form of Investment Letter for
                       Definitive Restricted Certificates
EXHIBIT J                 Form of Distribution Date
                            Statement
EXHIBIT K                 Form of Special Servicing and
                            Collateral Fund Agreement
EXHIBIT L                 Form of Lost Note Affidavit and
                            Agreement



                                iv

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           THIS POOLING AND SERVICING AGREEMENT, dated as of
September 1, 1996, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and STATE STREET BANK AND TRUST COMPANY, a
Massachusetts banking corporation, as Trustee.


                   W I T N E S S E T H   T H A T :


           In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and State Street
Bank and Trust Company agree as follows:


                             ARTICLE I

                            DEFINITIONS

           Section 1.01.  Definitions.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

           Accretion Directed Certificate:  None.

           Accretion Termination Date:  None.

           Accrual Amount: As to any Class of Accrual
      Certificates and any Accrual Component and each Distribution Date through the related Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to
      Section 4.01(a)(i) or (b)(i) on such Distribution Date and
      (y) any amount of Unpaid Class Interest Shortfall allocable to such Class or Component pursuant to Section 4.01(a)(ii) or (b)(ii) on such Distribution Date, to the extent that such amounts are distributed to any Accretion Directed Certificates pursuant to Section 4.01(f). As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the related Accretion Termination Date, zero.

           Accrual Certificate:  None.

           Accrual Component:  None.

           Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of any Class of Notional Certificates other than the Class S Certificates, on the



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      aggregate Notional Principal Balance) thereof immediately
      prior (or, in the case of the Class S Certificates, on the aggregate Notional Principal Balance thereof with respect) to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Component (other than any Principal Only Component), interest accrued during the related Interest Accrual Period at the applicable Component Interest Rate on the Component Principal Balance (or Notional Component Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months.

           Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates) and any Component (other than any Principal Only Component) shall be reduced by such Class's or Component's share of the amount of any Net Interest Shortfall and Interest Losses for such Distribution Date. Any Net Interest Shortfall and Interest Losses shall be allocated among the Classes of Certificates (other than any Class of Principal Only Certificates) and among the Components (other than any Principal Only Component) of any Component Certificate in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

           Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

           Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Optimal Principal Amount for a Certificate Group, and as to each related Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of the Junior Certificates in such Certificate Group.

           (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Optimal Principal Amount for a Certificate Group, and as to the Class M Certificates in such Certificate Group and each Class of Class B Certificates in such Certificate Group for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes in such Certificate Group. As to any



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



      Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.

           Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by Section 3.08(b).

           Amount Held for Future Distribution: As to each Distribution Date and Mortgage Pool, the total of all amounts credited to the Mortgage Loan Payment Record for such Mortgage Pool as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received in respect of such Mortgage Pool subsequent to the preceding Prepayment Period applicable to such receipts, and (ii) monthly payments of principal and interest due subsequent to the preceding Due Date.

           Anniversary Determination Date: The Determination Date occurring in October of each year that the Certificates are outstanding, commencing in October 1996.

           Assumed Monthly Payment Reduction: As of any
      Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the applicable Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Net Mortgage Rates of all Outstanding Mortgage Loans in such Mortgage Pool (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Net Mortgage Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

           Available Funds: As to each Distribution Date and Mortgage Pool, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record for such Mortgage Pool pursuant to Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance and any Compensating Interest Payment in respect of such Mortgage Pool for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans, Defaulted Mortgage Loans, and Modified Mortgage Loans in respect of such Mortgage Pool deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan in



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      such Mortgage Pool as specified in Section 2.03(b)), and
      (iv) the purchase price of any defaulted Mortgage Loan in such Mortgage Pool purchased under an agreement entered into pursuant to
      Section 3.08(e) as of the end of the preceding Prepayment
      Period, less the sum of (x) the Amount Held for Future
      Distribution in respect of such Mortgage Pool and (y) amounts permitted to be debited from the related Mortgage
      Loan Payment Record pursuant to clauses (i) through (vii) of Section 3.04.

           Bankruptcy Coverage Termination Date: As to each Mortgage Pool, the Distribution Date upon which the Bankruptcy Loss Amount for such Mortgage Pool has been reduced to zero or a negative number (or the related CrossOver Date, if earlier).

           Bankruptcy Loss Amount: As of any Determination Date prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount for Pool 1 shall equal $146,236, and the Bankruptcy Loss Amount for Pool 2 shall equal $100,000 as reduced in each case by the aggregate amount of Deficient Valuations and Debt Service Reductions in respect of such Mortgage Pool since the Cut-off Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount for a Mortgage Pool shall equal such Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions for such Mortgage Pool since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount for a Mortgage Pool shall equal the lesser of (x) the related Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for such Mortgage Pool for the preceding Distribution Date, and (y) the greater of (i) the Fitch Formula Amount for such Mortgage Pool for such Anniversary Determination Date and (ii) the S&P Formula Amount for such Mortgage Pool for such Anniversary Determination Date.

           The Bankruptcy Loss Amount for a Mortgage Pool may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.



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           BIF:  The Bank Insurance Fund of the FDIC, or its
      successor in interest.

           Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class 1-PO, Class 1-S, Class 1-B3, Class 1-B4, Class 1-B5, Class R, Class 2-PO, Class 2-S, Class 2-B3, Class 2-B4 and Class 2-B5 Certificates, constitutes a Class of Book-Entry Certificates.

           Book-Entry Nominee:  As defined in Section 5.02(b).

           Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York
      City or Boston, Massachusetts are authorized or obligated by law or executive order to be closed.

           Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

           Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.

           Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage
      Loan.

           Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

           Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section
      3.02 and which must be an Eligible Account.

           Certificate Group: The Pool 1 Certificates or the Pool 2 Certificates, as applicable.

           Certificate Interest Rate: With respect to any Class of Certificates other than any Class of Class S
      Certificates, the fixed per annum rate specified in Section


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      5.01(b). With respect to any Class of Class S Certificates and any Distribution Date, the applicable Strip Rate for such Distribution Date.

           Certificate Owner:  With respect to any Book-Entry
      Certificate, the person who is the beneficial owner thereof.

           Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate (plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date) less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to
      Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to
      Section 4.03(b) and (c), and (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount for the related Certificate Group allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

           Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
      Section 5.02.

           Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

           Class: All Certificates bearing the same class designation.



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           Class B Certificate: Any Class 1-B1, Class 1-B2, Class
      1-B3, Class 1-B4, Class 1-B5, Class 2-B1, Class 2-B2, Class
      2-B3, Class 2-B4 or Class 2-B5 Certificate.

           Class B1 Certificate:  Any Class 1-B1 or Class 2-B1
      Certificate.

           Class B2 Certificate:  Any Class 1-B2 or Class 2-B2
      Certificate.

           Class B3 Certificate:  Any Class 1-B3 or Class 2-B3
      Certificate.

           Class B4 Certificate:  Any Class 1-B4 or Class 2-B4
      Certificate.

           Class B5 Certificate:  Any Class 1-B5 or Class 2-B5
      Certificate.

           Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in Section 5.01(b).

           Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or any Component, any amount by which the amount distributed to Holders of such Class of Certificates or in respect of such Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates or to the Component Principal Balance of any Accrual Component) on such Distribution Date is less than the Accrued Certificate Interest thereon for such Distribution Date.

           Class M Certificate:  Any Class 1-M or Class 2-M
      Certificate.

           Class PO Certificate:  Any Class 1-PO or Class 2-PO
      Certificate.

           Class PO Deferred Amount: As to each Mortgage Pool and any Distribution Date on or prior to the related Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss in respect of such Mortgage Pool, other than any related Excess Loss, to be allocated to the Class 1-PO Certificates, in the case of Pool 1, or to the Class 2-PO Certificates, in the case of Pool 2, on such Distribution Date or previously allocated



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



      to such Class of Certificates and not yet paid to the Holders of such Class of Certificates pursuant to Section
      4.01(a)(iv) or (b)(iv), as applicable.

           Class S Certificate:  Any Class 1-S or Class 2-S
      Certificate.

           Closing Date:  September 27, 1996.

           Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

           COFI: The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California, or Nevada that are member institutions of the Eleventh Federal Home Loan Bank
      District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

           COFI Certificates:  None.

           COFI Determination Date: As to each Interest Accrual
      Period for any COFI Certificates, the last Business Day of the calendar month preceding the commencement of such Interest Accrual Period.

           Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

           Compensating Interest Payment: With respect to any Distribution Date and Mortgage Pool, an amount equal to the aggregate of the Interest Shortfalls described in clauses
      (a) and (b) of the definition thereof with respect to such Distribution Date and Mortgage Pool; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Scheduled Principal Balance with respect to such Distribution Date and Mortgage Pool and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Servicing Fees that the Company would be entitled to retain on such Distribution Date in respect of the Mortgage Loans in such Mortgage Pool (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any related Compensating Interest Payment.

           Component:  None.



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           Component Certificate:  None.

           Component Principal Balance: As of any Distribution Date, and with respect to any Component, other than any Notional Component, the initial Component Principal Balance thereof (as set forth, as applicable, in the definition of Component) (plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section
      4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to Section 4.03(d).

           Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

           Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 225 Franklin Street, Boston, Massachusetts 02110, Attention: Corporate Trust Department.

           Cross-Over Date: As to each Certificate Group, the first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates in such Certificate Group has been reduced to zero (giving effect to all distributions on such Distribution Date).

           Cut-off Date:  September 1, 1996.

           Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (a) the then current Monthly Payment for such Mortgage Loan over (b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

           Defaulted Mortgage Loan: With respect to any
      Determination Date, a Mortgage Loan as to which the related
      Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.


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




           Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

           Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

           Definitive Certificate:  Any Certificate, other than a
      Book-Entry Certificate, issued in definitive, fully registered form.

           Definitive Restricted Junior Certificate:  Any
      Restricted Junior Certificate that is in the form of a Definitive Certificate.

           Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

           Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

           Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

           Designated Loans:  None.

           Determination Date:  With respect to any Distribution
      Date, the fifth Business Day prior thereto.

           Discount Mortgage Loan: As to Pool 1, any Mortgage
      Loan with a Net Mortgage Rate less than 7.75% per annum. As to Pool 2, any Mortgage Loan with a Net Mortgage Rate less than 7.25% per annum.



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



           Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations); (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

           Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding Business Day.

           Distribution Date Statement: The statement referred to in Section 4.05(a).

           Document File:  As defined in Section 2.01.

           Due Date:  The first day of the month of the related
      Distribution Date.

           Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by S&P its highest short-term rating,
      (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

           ERISA:  The Employee Retirement Income Security Act of
      1974, as amended.

           ERISA-Restricted Certificate: Any Class 1-A9, Class M, Class B or Class S Certificate.

           Event of Default:  An event described in Section 7.01.

           Excess Bankruptcy Loss: As to each Mortgage Pool, any Deficient Valuation or Debt Service Reduction, or portion thereof, in respect of a Mortgage Loan in such Mortgage Pool, (i) occurring after the related Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount for such Mortgage Pool.

           Excess Fraud Loss: As to each Mortgage Pool, any Fraud Loss, or portion thereof, in respect of a Mortgage Loan in such Mortgage Pool, (i) occurring after the related Fraud Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Fraud Loss Amount for such Mortgage Pool.

           Excess Loss:  As to each Mortgage Pool, any related
      Excess Bankruptcy Loss, Excess Fraud Loss or Excess Special
      Hazard Loss.

           Excess Special Hazard Loss: As to each Mortgage Pool, any Special Hazard Loss, or portion thereof, in respect of a Mortgage Loan in such Mortgage Pool, (i) occurring after the related Special Hazard Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount for such Mortgage Pool.

           FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

           FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

           Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

           Fitch: Fitch Investors Service, L.P. and its successors.

           Fitch Formula Amount: As to each Anniversary
      Determination Date and each Mortgage Pool, the greater of
      (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan in such Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in such Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans in such Mortgage Pool divided by the total number of Outstanding Mortgage Loans in such Mortgage Pool as of such Anniversary Determination Date.

           FNMA: The Federal National Mortgage Association or its successor in interest.

           Fraud Coverage Termination Date: As to each Mortgage
      Pool, the Distribution Date upon which the related Fraud
      Loss Amount has been reduced to zero or a negative number
      (or the related Cross-Over Date, if earlier).

           Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

           Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $6,507,745, in the case of Pool 1, and $1,105,640, in the case of Pool 2, minus in each case the aggregate amount of Fraud Losses in respect of such Mortgage Pool that would have been allocated to the related Junior Certificates in accordance with Section 4.03 in the absence of the applicable Loss Allocation Limitation since the Cut-off Date, and (y) from the first through the fifth anniversary of the Cut-off Date, an amount equal to
      (1) the lesser of (a) such Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) in the case of Pool 1, 1.00%, and in the case of Pool 2, 1.00% (from the first anniversary to but excluding the third anniversary of the Cut-off Date) or 0.50% (from the third through the fifth anniversaries of the Cut-off Date), of the aggregate outstanding principal balance of all of the Mortgage Loans in such Mortgage Pool as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses in respect of such Mortgage Pool that would have been allocated to the related Junior Certificates in accordance with Section 4.03 in the absence of the applicable Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. After the fifth anniversary of the Cut-off Date the Fraud Loss Amount for each Mortgage Pool shall be zero.

           Group I Excess Prepayment Amount: As set forth in the definition of Group I Senior Prepayment Percentage.

           Group I Senior Certificate: As to the Pool 1
      Certificates, any Class 1-A1, Class 1-A2, Class 1-A3, Class
      1-A4, Class 1-A5, Class 1-A6, Class 1-A7 or Class R
      Certificate. As to the Pool 2 Certificates, any Class 2-A1,
      Class 2-A2, Class 2-A3 or Class 2-A4 Certificate.

           Group I Senior Certificate Principal Balance: As to any Distribution Date and each Certificate Group, an amount equal to the sum of the Class Certificate Principal
      Balances of the related Group I Senior Certificates.

           Group I Senior Optimal Principal Amount:  As to any
      Distribution Date and each Certificate Group, an amount equal to the sum of:

           (i) the related Group I Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan in the related Mortgage Pool as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions in respect of such Mortgage Pool subsequent to the related Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the related Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part in respect of the related Mortgage Pool received during the related Prepayment Period, together with the related Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Pool that was the subject of a Voluntary

                Principal Prepayment in full during the related
                Prepayment Period;

         (iii) the lesser of (x) the related Group I Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Pool that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Pool that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the related Group I Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses in respect of the related Mortgage Pool (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the related Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan in the related Mortgage Pool (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan in the related Mortgage Pool purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the related Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Pool that was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v) the related Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan in the related Mortgage Pool substituted during the month of such Distribution Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Group I Senior Percentage: As to any Distribution Date and each Certificate Group, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the related Group I Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Class Certificate Principal Balances of all the Certificates in such Certificate Group other than the related Class PO Certificates immediately prior to such Distribution Date.

           Group I Senior Prepayment Percentage: With respect to each Mortgage Pool, for any Distribution Date occurring prior to the fifth anniversary of the first Distribution
      Date, 100%.

           With respect to each Mortgage Pool, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to September 2001 to and including the Distribution Date in September 2002, the related Group I Senior Percentage for such Distribution Date plus 70% of the sum of the related Group II Senior Percentage and the related Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to September 2002 to and including the Distribution Date in September 2003, the related Group I Senior Percentage for such Distribution Date plus 60% of the sum of the related Group II Senior Percentage and the related Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to September 2003 to and including the Distribution Date in September 2004, the related Group I Senior Percentage for such Distribution Date plus 40% of the sum of the related Group II Senior Percentage and the related Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to September 2004 to and including the Distribution Date in September 2005, the related Group I Senior Percentage for such Distribution Date plus 20% of the sum of the related Group II Senior Percentage and the related Junior Percentage for such Distribution Date; and

           (v)  for any Distribution Date thereafter, the related
                Group I Senior Percentage for such Distribution
                Date.

      On any Distribution Date on which the amount available for distribution in respect of the Group I Senior Optimal Principal Amount for a Certificate Group would otherwise exceed the remaining aggregate Class Certificate Principal Balance of the related Group I Senior Certificates, (1) the Group I Senior Prepayment Percentage for such Certificate Group shall be limited to the percentage necessary (after giving effect to the allocation on such date of amounts pursuant to clause (i) and, if applicable, clause (iii) (x) of the definition of "Group I Senior Optimal Principal Amount" for such Certificate Group) to reduce the Class Certificate Principal Balances of the related Group I Senior Certificates to zero, and (2) if the Pro Rata Allocation Conditions are satisfied with respect to such Certificate Group, any amount that would have been allocable to the related Group I Senior Certificates without giving effect to the limitation in clause (1) above (such amount, the "Group I Excess Prepayment Amount" for such Certificate Group) shall be allocated as provided in the definitions of Group II Senior Prepayment Percentage and Junior Prepayment Percentage.

      After the Group I Senior Certificate Principal Balance for a Certificate Group has been reduced to zero, the Group I
      Senior Prepayment Percentage for such Certificate Group shall be zero.

           Group II Senior Certificate: With respect to the Pool
      1 Certificates, any Class 1-A8 or Class 1-A9 Certificate.
      With respect to the Pool 2 Certificates, any Class 2-A5
      Certificate.

           Group II Senior Certificate Principal Balance: As of any Distribution Date and each Certificate Group, an amount equal to the Class Certificate Principal Balance of the related Group II Senior Certificates.

           Group II Senior Optimal Principal Amount: As to any Distribution Date and each Certificate Group, an amount equal to the sum of:

           (i) the related Group II Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage
                Loan in the related Mortgage Pool as of such Due
                Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions in respect of such Mortgage Pool subsequent to the related Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part in respect of the related Mortgage Pool received during the related Prepayment Period, together with the related Group II Senior Prepayment Percentage of the Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Pool that was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the amount by which (a) the lesser of (x) the related Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Pool that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Pool that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the related Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses in respect of the related Mortgage Pool (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the related Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan in the related Mortgage Pool (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period, exceeds (b) the amount distributable pursuant to clause (iii) of the definition of Group I Senior Optimal Principal Amount for the related Certificate Group;

          (iv) the related Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Pool that was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v) the related Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan in the related Mortgage Pool substituted during the month of such Distribution Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Group II Senior Percentage: As to any Distribution
      Date and each Certificate Group, the related Senior
      Percentage minus the related Group I Senior Percentage.

           Group II Senior Prepayment Percentage:  As to any
      Distribution Date and each Certificate Group, the related Senior Prepayment Percentage minus the related Group I Senior Prepayment Percentage. On the Distribution Date on which the Group I Senior Certificate Principal Balance for a Certificate Group has been reduced to zero, provided that the Pro Rata Allocation Conditions are satisfied, the related Group II Senior Prepayment Percentage shall be increased to the extent necessary to include an additional amount equal to the product of (x) the fraction, the numerator of which is the aggregate Certificate Principal Balance of the related Group II Senior Certificates for such date (plus, if such Distribution Date occurs prior to October 25, 1999, 50% of the aggregate Certificate Principal Balance of the related Junior Certificates), and the denominator of which is the aggregate Certificate Principal Balance of such Group II Senior Certificates and the related Junior Certificates for such date and
      (y) the Group I Excess Prepayment Amount for such date and such Certificate Group. After the Distribution Date on which the Group I Senior Certificate Principal Balance for a Certificate Group has been reduced to zero, the Group II Senior Prepayment Percentage for such Certificate Group for any Distribution Date shall be the related Senior Prepayment Percentage for such Distribution Date.

           Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

           Initial LIBOR Rate:  None.

           Insurance Proceeds: Proceeds paid pursuant to the Primary Insurance Policies, if any, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

           Insured Expenses:  Expenses covered by the Primary
      Insurance Policies, if any, or any other insurance policy or policies applicable to the Mortgage Loans.

           Interest Accrual Period: With respect to any
      Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or any Component, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

           Interest Losses: With respect to each Mortgage Pool, the interest portion of (i) on or prior to the Cross-Over Date for such Mortgage Pool, any related Excess Losses and
      (ii) after the Cross-Over Date for such Mortgage Pool, any related Realized Losses and Debt Service Reductions.

           Interest Shortfall: With respect to any Distribution
      Date and each Mortgage Loan that during the related
      Prepayment Period was the subject of a Voluntary Principal
      Prepayment, or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                (a) partial principal prepayments: one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

                (b) principal prepayments in full (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.01(c)) received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) but on or before the last day of the month preceding the month of such Distribution Date: the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

                (c) principal prepayments in full (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.01(c)) received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution Date: none; and

                (d) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

           Junior Certificate: As to each Certificate Group, any related Class M or Class B Certificate.

           Junior Optimal Principal Amount: As to any
      Distribution Date and each Certificate Group, an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the related Junior Certificates immediately prior to such Distribution Date):

           (i) the related Junior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan in the related Mortgage Pool as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and Debt Service Reductions in respect of such Mortgage Pool subsequent to the related Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the related Junior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part in respect of the related Mortgage Pool received during the related Prepayment Period, and 100% of any related Senior

                Optimal Principal Amount not distributed to the related Senior Certificates on such Distribution Date, together with the related Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Pool that was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the excess, if any, of (x) the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds in respect of the related Mortgage Pool allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan in the related Mortgage Pool that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of each of the definitions of Group I Senior Optimal Principal Amount and Group II Senior Optimal Principal Amount for the related Certificate Group on such Distribution Date;

          (iv) the related Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Pool that was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v) the related Junior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan in the related Mortgage Pool substituted during the month of such Distribution Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

      After the Class Certificate Principal Balances of the
      Junior Certificates in a Certificate Group have been reduced to zero, the related Junior Optimal Principal
      Amount shall be zero.

           Junior Percentage: As to any Distribution Date and each Certificate Group, the excess of 100% over the related
      Senior Percentage for such Distribution Date.

           Junior Prepayment Percentage: As to any Distribution Date and each Certificate Group, the excess of 100% over the related Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the related Senior Certificates, other than the related Class PO Certificates, has been reduced to zero, the Junior Prepayment Percentage for such Certificate Group shall be 100%, and (ii) after the related Cross-Over Date, the Junior Prepayment Percentage for such Certificate Group shall be zero. On the Distribution Date on which the Group I Senior Certificate Principal Balance for a Certificate Group has been reduced to zero, provided that the Pro Rata Allocation Conditions are satisfied, the related Junior Prepayment Percentage shall be increased to the extent necessary to include an additional amount equal to the product of (x) the fraction, the numerator of which is the aggregate Certificate Principal Balance of the related Junior Certificates for such date (multiplied, if such Distribution Date occurs prior to October 25, 1999, by 50%), and the denominator of which is the aggregate Certificate Principal Balance of the related Group II Senior Certificates and such Junior Certificates for such date and (y) the Group I Excess Prepayment Amount for such date and such Certificate Group.

           Latest Possible Maturity Date:  September 25, 2028.

           LIBOR: The per annum rate determined, pursuant to
      Section 5.08, on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on the Reuters Monitor Money Rates Service for the purpose of displaying London interbank offered quotations of major banks).

           LIBOR Certificate:  None.

           LIBOR Determination Date: The second London Business
      Day immediately preceding the commencement of each Interest
      Accrual Period for any LIBOR Certificates.

           Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

           Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company under any Primary Insurance Policy for reasons other than the Company's failure to comply with Section 3.05, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to
      Section 3.03 or Section 3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

           Liquidation Proceeds: Cash (other than Insurance
      Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

           London Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

           Loss Allocation Limitation:  As defined in Section
      4.03(g).

           Modified Mortgage Loan:  Any Mortgage Loan which the
      Company has modified pursuant to Section 3.01(c).

           Monthly Advance: With respect to any Distribution Date and each Mortgage Pool, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date in respect of such Mortgage Pool, the amount of any such Monthly Advance being equal to (a) the aggregate of payments of principal and interest (adjusted to the related Net Mortgage Rate) on the Mortgage Loans in such Mortgage Pool that were due on the related Due Date, without regard to any arrangements entered into by the Company with the related Mortgagors pursuant to
      Section 3.02(a)(ii), and delinquent as of the close of business on the Business Day next preceding the related Determination Date, less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

           Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

           Mortgage: The mortgage or deed of trust creating a first lien on a fee simple interest in real property securing a Mortgage Note.

           Mortgage File: The mortgage documents listed in
      Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

           Mortgage Loan Payment Record:  With respect to each
      Mortgage Pool, the record maintained by the Company pursuant to Section 3.02(b).

           Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans, identified by Mortgage Pool, included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

           Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

           Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

           Mortgage Pool: Either of Pool 1 or Pool 2, as applicable.

           Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

           Mortgaged Property:  The property securing the Mortgage
      Note.

           Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

           Net Interest Shortfall: With respect to any
      Distribution Date and each Mortgage Pool, the excess, if any, of the aggregate Interest Shortfalls in respect of Mortgage Loans in such Mortgage Pool for such Distribution Date over any related Compensating Interest Payment for such date.

           Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of (i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and (ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

           Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Servicing Fee
      Rate.

           Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

           Non-Credit Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

           Non-Discount Mortgage Loan: With respect to Pool 1, any Mortgage Loan with a Net Mortgage Rate greater than or equal to 7.75% per annum. With respect to Pool 2, any Mortgage Loan with a Net Mortgage Rate greater than or equal to 7.25% per annum.

           Non-permitted Foreign Holder:  As defined in Section
      5.02(b).

           Non-PO Percentage: As to any Discount Mortgage Loan in Pool 1, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 7.75%. As to any Discount Mortgage Loan in Pool 2, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 7.25%.
      As to any Non-Discount Mortgage Loan, 100%.

           Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

           Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Liquidation Proceeds, Insurance Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

           Non-U.S. Person:  As defined in Section 4.02(c).

           Notional Certificate:  Any Class S Certificate.

           Notional Component:  None.

           Notional Component Balance:  None.

           Notional Principal Balance: As to any Distribution Date and any Class of Class S Certificates, the aggregate Scheduled Principal Balance of the Outstanding Non-Discount Mortgage Loans in the related Mortgage Pool as of the Due Date in the month preceding such Distribution Date. As to any Distribution Date and any Class S Certificate, such Certificate's Percentage Interest of the aggregate Notional Principal Balance of the Certificates of such Class for such Distribution Date.

           Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

           Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

           Original Subordinate Principal Balance: As set forth in the definition of Senior Prepayment Percentage.

           Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

           Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a), 3.01(c) or 3.16 or replaced pursuant to Section 2.03(b).

           Outstanding Non-Discount Mortgage Loan:  Any
      Outstanding Mortgage Loan that is a Non-Discount Mortgage
      Loan.

           PAC Balance: As to any Distribution Date and any Class of PAC Certificates and any PAC Component, the balance designated as such for such Distribution Date and such

      Class or Component as set forth in the Principal Balance
      Schedules.

           PAC Certificate:  None.

           PAC Component:  None.

           Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

           Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

           Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

                (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

              (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

               (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency;
           and

                (v) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

      Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

           Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

           PO Percentage: As to any Discount Mortgage Loan in Pool 1, a fraction (expressed as a percentage), the numerator of which is the excess of 7.75% over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 7.75%. As to any Discount Mortgage Loan in Pool 2, a fraction (expressed as a percentage), the numerator of which is the excess of 7.25% over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 7.25%. As to any Non-Discount Mortgage Loan, 0%.

           PO Principal Distribution Amount:  As to any
      Distribution Date and each Certificate Group, an amount equal to the sum of the applicable PO Percentage of:

           (i)  the related principal portion of each Monthly
                Payment due on the related Due Date on each Outstanding Mortgage Loan in the related Mortgage

                Pool as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions in respect of such Mortgage Pool subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) all principal prepayments in part in respect of the related Mortgage Pool received during the related Prepayment Period, together with the Scheduled Principal Balance (as reduced by any Deficient Valuation in respect of such Mortgage Pool occurring on or prior to the related Bankruptcy Coverage Termination Date) of each Mortgage Loan in the related Mortgage Pool that was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the sum of (A) all Net Liquidation Proceeds in respect of the related Mortgage Pool allocable to principal received in respect of each Mortgage Loan in the related Mortgage Pool that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan in the related Mortgage Pool purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Scheduled Principal Balance (as reduced by any Deficient Valuation in respect of such Mortgage Pool occurring on or prior to the related Bankruptcy Coverage Termination Date) of each Mortgage Loan in the related Mortgage Pool that was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v) the Substitution Amount for any Mortgage Loan in the related Mortgage Pool substituted during the month of such Distribution Date; for purposes of this clause (v), the definition of "Substitution Amount" shall be modified to reduce the Scheduled Principal Balance of the Mortgage Loan that is substituted for by any Deficient Valuation in respect of such Mortgage Pool occurring on or prior to the related Bankruptcy Coverage Termination Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Pool 1: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule as Pool 1 Mortgage Loans.

           Pool 1 Certificate:  Any Pool 1 Senior Certificate,
      Pool 1 Junior Certificate or Class 1-S Certificate.

           Pool 1 Junior Certificate:  Any Class 1-M, Class 1-B1,
      Class 1-B2, Class 1-B3, Class 1-B4 or Class 1-B5
      Certificate.

           Pool 1 Mortgage Loan:  A Mortgage Loan identified as a
      Pool 1 Mortgage Loan in the Mortgage Loan Schedule.

           Pool 1 Senior Certificate: Any Class 1-A1, Class 1-A2,
      Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7,
      Class 1-A8, Class 1-A9, Class R or Class 1-PO Certificate.

           Pool 2: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule as Pool 2 Mortgage Loans.

           Pool 2 Certificate:  Any Pool 2 Senior Certificate,
      Pool 2 Junior Certificate or Class 2-S Certificate.

           Pool 2 Junior Certificate:  Any Class 2-M, Class 2-B1,
      Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5
      Certificate.

           Pool 2 Mortgage Loan:  A Mortgage Loan identified as a
      Pool 2 Mortgage Loan in the Mortgage Loan Schedule.

           Pool 2 Senior Certificate: Any Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5 or Class 2-PO
      Certificate.

           Pool Scheduled Principal Balance: With respect to any Distribution Date and each Mortgage Pool, the aggregate Scheduled Principal Balance of all the Mortgage Loans in such Mortgage Pool that were Outstanding Mortgage Loans on the Due Date in the month next preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

           Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

           Prepayment Assumption Multiple:  As to the Pool 1
      Certificates, 225% of the Prepayment Assumption; as to the Pool 2 Certificates, 215% of the Prepayment Assumption.

           Prepayment Distribution Trigger: As of any
      Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class of the related Certificate Group subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for the related Mortgage Pool for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

           Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

           Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cutoff Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

           Primary Insurance Policy: The certificate of private mortgage insurance relating to a particular Mortgage Loan, or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. Each such policy covers defaults by the Mortgagor, which coverage shall equal the portion of the unpaid principal balance of the related Mortgage Loan that exceeds 75% (or such lesser coverage required or permitted by FNMA or FHLMC) of the Original Value of the underlying Mortgaged Property.

           Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in
      Section 3.01(f).

           Principal Balance Schedules: Any principal balance schedules attached hereto, if applicable, as Exhibit B, setting forth the PAC Balances of any PAC Certificates and PAC Components, the TAC Balances of any TAC Certificates and TAC Components, and the Scheduled Balances of any Scheduled Certificates and Scheduled Components.

           Principal Only Certificate:  Any Class PO Certificate.

           Principal Only Component:  None.

           Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section 3.01, any Purchase Price of a Modified Mortgage Loan purchased pursuant to
      Section 3.01(c) and any REO Proceeds treated as such pursuant to Section 3.08(b)) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

           Private Placement Memorandum: The private placement memorandum relating to the Restricted Junior Certificates, dated September 19, 1996.

           Pro Rata Allocation Conditions: As set forth in the definition of Senior Prepayment Percentage.

           Prohibited Transaction Exemption:  U.S. Department of
      Labor Prohibited Transaction Exemption 90-36, 55 Fed. Reg.
      25903, June 25, 1990.

           Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to the Primary Insurance Policy, if any, or any other insurance policy with respect thereto.

           Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan, and the interest component of the Purchase Price may be computed on the basis of the Net Mortgage Rate for such Mortgage Loan; and provided, further, that if such Mortgage Loan is a Modified Mortgage Loan, the interest component of the Purchase Price shall be computed (i) on the basis of the applicable Mortgage Rate before giving effect to the related modification and (ii) from the date to which interest was last paid to the date on which such Modified Mortgage Loan is assigned to the Company pursuant to Section 3.01(c).

           QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

           Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and S&P; except that for purposes of the Class 1-M, Class 1-B1, Class 1-B2, Class 1- B3, Class 1-B4, Class 2-M, Class 2-B1, Class 2-B2, Class 2- B3 and Class 2-B4 Certificates, Fitch shall be the sole Rating Agency.

           Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Net Liquidation Proceeds.

           Record Date: The last Business Day of the month immediately preceding the month of the related Distribution
      Date.

           Reference Banks:  As defined in Section 5.08.

           Relief Act:  The Soldiers' and Sailors' Civil Relief
      Act of 1940, as amended.

           Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

           REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

           REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Department of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

           REO Mortgage Loan: Any Mortgage Loan which is not a
      Liquidated Mortgage Loan and as to which the related
      Mortgaged Property is held as part of the Trust Fund.

           REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan
      (including, without limitation, proceeds from the rental of the related Mortgaged Property).

           Reserve Fund:  None.

           Reserve Interest Rate:  As defined in Section 5.08.

           Residual Certificate:  Any Class R Certificate.

           Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Department of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

           Restricted Certificate:  Any Restricted Junior
      Certificate, Class PO Certificate or Class S Certificate.

           Restricted Junior Certificate:  Any Class 1-B3, Class
      1-B4, Class 1-B5, Class 2-B3, Class 2-B4 or Class 2-B5
      Certificate.

           S&P: Standard & Poor's Rating Services, a division of
      The McGraw-Hill Companies, Inc., and its successors.

           S&P Formula Amount: As to each Anniversary
      Determination Date and each Mortgage Pool, the greater of
      (i) $100,000 and (ii) the product of (x) 0.06% and (y) the Scheduled Principal Balance of each Mortgage Loan remaining in such Mortgage Pool whose original principal balance was 75% or greater of the Original Value thereof.

           SAIF:  The Savings Association Insurance Fund of the
      FDIC, or its successor in interest.

           Scheduled Balance: As to any Distribution Date and any
      Class of Scheduled Certificates and any Scheduled
      Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           Scheduled Certificates:  None.

           Scheduled Component:  None.

           Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date, adjustments due to the application of the Relief Act and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

           Senior Certificate:  Any Pool 1 Senior Certificate or
      Pool 2 Senior Certificate.

           Senior Certificate Principal Balance: As of any
      Distribution Date and as to each Certificate Group, an amount equal to the sum of the Certificate Principal
      Balances of the related Senior Certificates (other than the related Class PO Certificates).

           Senior Optimal Principal Amount: As to any
      Distribution Date and each Certificate Group, an amount equal to the sum of the related Group I Senior Optimal
      Principal Amount for such date and the related Group II
      Senior Optimal Principal Amount for such date.

           Senior Percentage: As to any Distribution Date and each Certificate Group, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance for such Certificate Group immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates in such Certificate Group other than the related Class PO Certificates immediately prior to such Distribution Date.

           Senior Prepayment Percentage: As to each Certificate Group, for any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, 100%. As to each Certificate Group, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to September 2001 to and including the Distribution Date in September 2002, the related Senior Percentage for such Distribution Date plus 70% of the related Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to September 2002 to and including the Distribution Date in September 2003, the related Senior Percentage for such Distribution Date plus 60% of the related Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to September 2003 to and including the Distribution Date in September 2004, the related Senior Percentage for such Distribution Date plus 40% of the related Junior Percentage for such Distribution Date;

          (iv)  for any Distribution Date subsequent to September
                2004 to and including the Distribution Date in

                September 2005, the related Senior Percentage for such Distribution Date plus 20% of the related
                Junior Percentage for such Distribution Date; and

           (v)  for any Distribution Date thereafter, the related
                Senior Percentage for such Distribution Date.

      Notwithstanding the foregoing, (i) if on any Distribution Date the related Senior Percentage exceeds the related Senior Percentage as of the Closing Date, the Senior Prepayment Percentage for such Certificate Group for such Distribution Date will equal 100% and (ii) after the Group I Senior Certificate Principal Balance for such Certificate Group has been reduced to zero, the related Senior Prepayment Percentage will equal (a) if such Distribution Date occurs prior to October 25, 1999, the related Senior Percentage for such Distribution Date plus 50% of the related Junior Percentage for such Distribution Date, and
      (b) if such Distribution Date occurs on or after October 25, 1999, the related Senior Percentage for such Distribution Date, provided in each case that all of the following conditions (such conditions, the "Pro Rata Allocation Conditions") are satisfied: (x) the related Junior Percentage as of such Distribution Date is at least double the related Junior Percentage as of the Closing Date; (y) the aggregate Scheduled Principal Balance of Mortgage Loans in the related Mortgage Pool delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and any REO Mortgage Loans) averaged over the last six months, as a percentage of the aggregate Scheduled Principal Balance of all Mortgage Loans in the related Mortgage Pool averaged over the last six months, does not exceed 2%; and (z) cumulative Realized Losses in respect of the related Mortgage Pool do not exceed 30% of the Original Subordinate Principal Balance. The Pro Rata Allocation Conditions shall not be applicable on any Distribution Date on or after October 25, 2005.

      In addition, notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage for a Certificate Group below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

                Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans in the related Mortgage Pool delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the related Junior Certificates as of such date, does not exceed 50%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans in the related Mortgage Pool do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the related Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance" for such Certificate Group) if such Distribution Date occurs between and including October 2001 and September 2002,
           (b) 35% of the Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs between and including October 2002 and September 2003, (c) 40% of the Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs between and including October 2003 and September 2004, (d) 45% of the Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs between and including October 2004 and September 2005 and (e) 50% of the Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs during or after October 2005; or

                Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans in the related Mortgage Pool delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans in the related Mortgage Pool averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans in the related Mortgage Pool do not exceed (a) 10% of the Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs between and including October 2001 and September 2002,
           (b) 15% of the Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs between and including October 2002 and September 2003, (c) 20% of the Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs between and including October 2003 and September 2004, (d) 25% of the Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs between and including October 2004 and September 2005, and (e) 30% of the Original Subordinate Principal Balance for such Certificate Group if such Distribution Date occurs during or after October 2005.

           Servicer's Certificate: A certificate, completed by and executed on behalf of the Company in accordance with
      Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

           Servicing Fee: As to any Mortgage Loan and
      Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Servicing Fee Rate for such Mortgage Loan.

           Servicing Fee Rate: As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

           Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

           Single Certificate: A Certificate with an Initial Certificate Principal Balance, or initial Notional Principal Balance, of $1,000 or, in the case of a Class of Certificates issued with an initial Class Certificate Principal Balance or initial Notional Principal Balance of less than $1,000, such lesser amount.

           Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

           (1)  normal wear and tear;

           (2) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

           (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

      or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under
      Section 3.06.

           Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $3,256,471, in the case of Pool 1, and $1,988,530, in the case of Pool 2, minus, in each case, the sum of (i) the aggregate amount of Special Hazard Losses in respect of such Mortgage Pool that would have been allocated to the related Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the related Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the "Adjustment Amount" for each Mortgage Pool shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence for such Mortgage Pool (without giving effect to the deduction of the related Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such Mortgage Pool for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans in such Mortgage Pool on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan in such Mortgage Pool that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

           Special Hazard Percentage: With respect to each Mortgage Pool and as of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in such Mortgage Pool secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans in such Mortgage Pool as of the immediately preceding Distribution Date.

           Special Hazard Termination Date: With respect to each Mortgage Pool, the Distribution Date upon which the Special Hazard Loss Amount for such Mortgage Pool has been reduced to zero or a negative number (or the related Cross-Over Date, if earlier).

           Startup Day:  As defined in Section 2.05(b).

           Strip Rate: With respect to the Class 1-S Certificates and any Distribution Date, a variable rate per annum equal to the excess of (x) the weighted average (by Scheduled Principal Balance) carried to six decimal places, rounded down, of the Net Mortgage Rates of the Outstanding Non-Discount Mortgage Loans in Pool 1 as of the Due Date in the preceding calendar month (or the Cut-off Date, in the case of the first Distribution Date) over (y) 7.75%, and with respect to the Class 2-S Certificates and any Distribution Date, a variable rate per annum equal to the excess of (x) the weighted average (by Scheduled Principal Balance) carried to six decimal places, rounded down, of the Net Mortgage Rates of the Outstanding Non-Discount Mortgage Loans in Pool 2 as of the Due Date in the preceding calendar month (or the Cut-off Date, in the case of the first Distribution Date) over (y) 7.25%; provided, however, that in each case such calculation shall not include any Mortgage Loan that was the subject of a Voluntary Principal Prepayment in full received by the Company (or of which the Company received notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the 15th day of such preceding calendar month.

           Subordinate Certificates: As to any date of determination and each Certificate Group, first, the related Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the related Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the related Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the related Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the related Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the related Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

           Subordinate Certificate Writedown Amount: As to any Distribution Date, first, in the case of the Pool 1 Certificates, any amount distributed to the Class 1-PO Certificates on such Distribution Date pursuant to Section 4.01(a)(iv), and in the case of the Pool 2 Certificates, any amount distributed to the Class 2-PO Certificates on such Distribution Date pursuant to Section 4.01(b)(iv), and second, after giving effect to the application of the applicable portion of clause first above, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates in the related Certificate Group (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds (ii) the Pool Scheduled Principal Balance of the related Mortgage Pool on the first day of the month of such Distribution Date less any Deficient Valuations occurring in respect of the Mortgage Loans in such Mortgage Pool on or prior to the related Bankruptcy Coverage Termination Date.

           Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Scheduled Principal Balance of the Mortgage Loan that is substituted for, over (y) the Scheduled Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

           TAC Balance: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           TAC Certificates:  None.

           TAC Component:  None.

           Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if General Electric Capital Corporation shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of General Electric Capital Corporation is downgraded or withdrawn by Fitch or S&P below their two highest rating categories, (iii) if General Electric Capital Corporation is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between General Electric Capital Corporation and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and (iv) if such support agreement, including any amendment thereto, is amended or modified.

           Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

                (i)  the Mortgage Loans;

               (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01;

              (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to
           Section 4.04(b);

               (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section
           2.02 or 2.03;

                (v) the obligation of the Company to purchase any Modified Mortgage Loan pursuant to Section 3.01(c);

               (vi) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

              (vii) the proceeds of the Primary Insurance
           Policies, if any, and the hazard insurance policies required by Section 3.06, in each case, in respect of the Mortgage Loans;

             (viii) the Certificate Account established pursuant to Section 3.02(d);

               (ix) the Eligible Account or Accounts, if any, established pursuant to Section 3.02(e); and

                (x) any collateral funds established to secure the obligations of the Holder of the Class 1-B4 and Class 1-B5 Certificates, respectively, or of the Class 2-B4 and Class 2-B5 Certificates, respectively, under any agreements entered into between either such Holder and the Company pursuant to Section 3.08(e).

           Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

           Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
      Section 3.06.

           Unpaid Class Interest Shortfall: As to any
      Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or any Component
      (other than any Principal Only Component), the amount, if any, by which the aggregate of the Class Interest

      Shortfalls for such Class or Component for prior Distribution Dates is in excess of the aggregate amounts distributed on prior
      Distribution Dates to Holders of such Class of Certificates or in respect of such Component (or added to the Class
      Certificate Principal Balance of any Class of Accrual
      Certificates, or to the Component Principal Balance of any Accrual Component) pursuant to (A) with respect to the Pool
      1 Certificates, Section 4.01(a)(ii), in the case of the Pool 1 Senior Certificates (other than any Class of
      Principal Only Certificates), and any Component thereof
      (other than any Principal Only Component), and the Class
      1-S Certificates, Section 4.01(a)(vi), in the case of the Class 1-M Certificates, Section 4.01(a)(ix), in the case of the Class 1-B1 Certificates, Section 4.01(a)(xii), in the case of the Class 1-B2 Certificates, Section 4.01(a)(xv), in the case of the Class 1-B3 Certificates, Section
      4.01(a)(xviii), in the case of the Class 1-B4 Certificates,
      Section 4.01(a)(xxi), in the case of the Class 1-B5
      Certificates, (B) with respect to the Pool 2 Certificates,
      Section 4.01(b)(ii), in the case of the Pool 2 Senior
      Certificates (other than any Class of Principal Only
      Certificates) and any Component thereof (other than any Principal Only Component), Section 4.01(b)(vi), in the case of the Class 2- M Certificates, Section 4.01(b)(ix), in the case of the Class 2-B1 Certificates, Section 4.01(b)(xii), in the case of the Class 2-B2 Certificates, Section
      4.01(b)(xv), in the case of the Class 2-B3 Certificates,
      Section 4.01(b)(xviii), in the case of the Class 2-B4
      Certificates, and Section 4.01(b)(xxi), in the case of the Class 2-B5 Certificates.

           Voluntary Principal Prepayment: With respect to any Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.01(c)).

           Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of Section 10.01. At all times during the term of this Agreement, 98% of all Voting Rights shall be allocated to the Certificates other than the S Certificates and 2% of all Voting Rights shall be allocated to the Class S Certificates. Voting Rights allocated to the Class S Certificates shall be allocated between such Classes (and among the Certificates within each such Class) in proportion to their Notional Principal Balances. Voting Rights allocated to the other Classes of Certificates shall be allocated among such Classes (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances), as the case may be.

                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

           Section 2.01. Conveyance of Mortgage Loans. The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee, without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date).

           In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to each Mortgage Loan
(other than any Designated Loan) so transferred and assigned:

           (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

          (ii)  Any assumption and modification agreement; and

         (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee.

With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan Closing Documents.

           In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

           With respect to each Designated Loan, within 45 days of the Closing Date the Company shall deliver to the Trustee either (a) the documents referred to in clauses (i) and (ii) of the second preceding paragraph, provided that if the Company cannot locate such documents in the form initially executed by the Mortgagor and the obligor under any assumption and modification agreement, then it shall use reasonable efforts to obtain, and may deliver, new documents executed by such parties evidencing their obligations under the initial documents or (b) an Opinion of Counsel satisfactory to the Trustee from counsel admitted to practice in the jurisdiction in which the related Mortgaged Property is located to the effect that the absence of the original Mortgage Note or assumption and modification agreement, as the case may be, will not preclude the Company as servicer from initiating or prosecuting to completion any foreclosure proceeding with respect to such Mortgaged Property. If such documents are not so delivered within 45 days of the Closing
Date, the Company will use its best reasonable efforts (and the Trustee will have no obligation to inquire as to such efforts) to substitute another Mortgage Loan for such Designated Loan on the next succeeding Distribution Date pursuant to Section 2.03(b). If the Company is unable to effect such substitution, it shall repurchase such Designated Loan on such Distribution Date pursuant to Section 2.03(a).

           In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

           (i) the Mortgage with evidence of recording indicated thereon;

          (ii)  a copy of the title insurance policy; and

         (iii) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (i) and (iii) of the preceding sentence, without evidence of recording thereon, and
(b) title insurance binders with respect to the Mortgage Loans. The Company shall also retain in its files evidence of any primary mortgage insurance relating to the Mortgage Loans during the period when the related insurance is in force. Pending delivery of the documents referred to in the second preceding sentence, such evidence of primary mortgage insurance shall include a copy of the relevant Primary Insurance Policy. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and the Primary Insurance Policy, if any, described in the second and third preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

           In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

           The Company shall not be required to record the assignments of the Mortgages to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording shall not be required if the Company delivers to the Trustees a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording information in the assignments of the Mortgages to the Trustee and shall cause the same to be recorded, at the Company's expense, in the appropriate public office for real property records, except that the Company need not cause to be so completed and recorded any assignment which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan. In the event that the Company fails or refuses to record the assignment of

Mortgages in the circumstances provided above, the Trustee shall record or cause to be recorded such assignment at the expense of the Company. In connection with the recording of any such assignment, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording. Notwithstanding the foregoing, at any time the Company may record, or cause to be recorded, the assignments of Mortgages at the expense of the Company.

           Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt by it of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, and the Designated Loan Closing Documents, if any, (ii) delivery after the Closing Date of (x) the Mortgage Notes and the assumption and modification agreements, if any, or
(y) an Opinion of Counsel described in the fourth paragraph of
Section 2.01, as applicable, with respect to each Designated Loan, and (iii) delivery of the recorded Mortgages, title insurance policies and recorded intervening assignments of Mortgage, if any, to ascertain that all required documents set forth in Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

           Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related Lost Note Affidavit delivered pursuant to Section 2.01 shall be void and the Trustee shall return it to the Company.

           Section 2.03.  Representations and Warranties of the
Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

           (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the date of the initial issuance of the Certificates, each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage
      Note subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

         (iii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

          (iv) As of the date of the initial issuance of the Certificates, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding 12 months;

           (v) As of the date of the initial issuance of the Certificates, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

          (vi) As of the date of the initial issuance of the Certificates, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

         (vii) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

        (viii) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage is free of material damage and is in good repair;

          (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

           (x) A lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor, in either case, in a form acceptable to FNMA or FHLMC, was issued on the date of the origination of each Mortgage Loan and each such policy or binder is valid and remains in full force and effect;

          (xi) The original principal amount of each Mortgage Note was not more than 95% of the Original Value thereof; as of the Cut-off Date, no more than 33.0% of the Mortgage Loans in Pool 1 and no more than 11.5% of the Mortgage Loans in Pool 2, in each case by Scheduled Principal Balance, had original principal amounts of more than 80% of the Original Value and each Mortgage Note having an original principal amount in excess of 80% of the Original Value is covered by a Primary Insurance Policy so long as its then outstanding principal amount exceeds 80% of the greater of (a) the Original Value and (b) the then current value of the related Mortgaged Property as evidenced by an appraisal thereof satisfactory to the Company. Each Primary Insurance Policy is issued by a private mortgage insurer acceptable to FNMA or FHLMC;

         (xii) Each Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than thirty years. The Mortgage Rate of each Mortgage Note of the related Mortgage Loan was not less than 6.625% per annum and not greater than 9.500% per annum, in the case of Pool 1, and was not less than 6.125% per annum and not greater than 9.000% per annum, in the case of Pool 2. The Mortgage Rate of each Mortgage Note is fixed for the life of the related Mortgage Loan;

        (xiii) The improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and conforming to the requirements of
      Section 3.06 hereof. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

         (xiv) As of the Cut-off Date, no more than 15.00% of the Mortgage Loans in Pool 1 and no more than 21.75% of the Mortgage Loans in Pool 2, in each case by Scheduled
      Principal Balance, had a Scheduled Principal Balance of more than $400,000;

          (xv) As of the Cut-off Date, no more than 1.0% of the Mortgage Loans in Pool 1 and no more than 1.5% of the Mortgage Loans in Pool 2, in each case by Scheduled Principal Balance, are secured by Mortgaged Properties located in any one postal zip code area;

         (xvi) As of the Cut-off Date, at least 97.5% of the Mortgage Loans in Pool 1 and at least 92.5% of the Mortgage Loans in Pool 2, in each case by Scheduled Principal Balance, are secured by Mortgaged Properties determined by the Company to be the primary residence of the Mortgagor. The basis for such determination is the making of a representation by the Mortgagor at origination that he or she intends to occupy the underlying property;

        (xvii) As of the Cut-off Date, at least 94.5% of the Mortgage Loans in Pool 1 and at least 92.5% of the Mortgage
      Loans in Pool 2, in each case by Scheduled Principal
      Balance, are secured by one-family detached residences;

       (xviii) As of the Cut-off Date, no more than 2.50% of the Mortgage Loans in Pool 1 and no more than 4.25% of the Mortgage Loans in Pool 2, in each case by Scheduled Principal Balance, are secured by condominiums and, as of the Cut-off Date, no more than 1.00% of the Mortgage Loans in Pool 1 and no more than 0.75% of the Mortgage Loans in Pool 2, in each case by Scheduled Principal Balance, are secured by two- to four-family residential properties. As to each condominium or related Mortgage Loan, (a) the related condominium is in a project that is on the FNMA or FHLMC approved list, (b) the related condominium is in a project that, upon submission of appropriate application, could be so approved by either FNMA or FHLMC, (c) the related Mortgage Loan meets the requirements for purchase by FNMA or FHLMC, (d) the related Mortgage Loan is of the type that could be approved for purchase by FNMA or FHLMC but for the principal balance of the related Mortgage Loan or the pre-sale requirements or (e) the related Mortgage Loan has been approved by a nationally recognized mortgage pool insurance company for coverage under a mortgage pool insurance policy issued by such insurer. As of the Cut-off Date, no more than 0.25% of the Mortgage Loans in Pool 1 and no more than 0.75% of the Mortgage Loans in Pool 2, in each case by Scheduled Principal Balance, are secured by condominiums located in any one postal zip code area;

         (xix) No Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property, and each Mortgagor holds fee title to the related Mortgaged
      Property;

          (xx) As of the Cut-off Date, no more than 1.75% of the Mortgage Loans in Pool 1 and none of the Mortgage Loans in Pool 2, in each case by Scheduled Principal Balance, constituted Buydown Mortgage Loans. The maximum Buydown Period for any Buydown Mortgage Loan is three years, and the maximum difference between the stated Mortgage Rate of any Buydown Mortgage Loan and the rate paid by the related

      Mortgagor is three percentage points. Each Buydown Mortgage Loan has been fully funded;

         (xxi) The original principal balances of the Mortgage
      Loans in Pool 1 range from $115,000 to $650,000, and the original principal balances of the Mortgage Loans in Pool 2 range from $64,000 to $1,000,000;

        (xxii) As of the Cut-off Date, no more than 2.25% of the Mortgage Loans in Pool 1 and no more than 7.0% of the Mortgage Loans in Pool 2, in each case by Scheduled Principal Balance, are secured by second homes, and no more than 0.25% of the Mortgage Loans in Pool 1 and no more than 0.50% of the Mortgage Loans in Pool 2, in each case by Scheduled Principal Balance, are secured by investor-owned properties;

       (xxiii) All appraisals are on forms acceptable to either
      FNMA or FHLMC, including information regarding three comparable properties;

        (xxiv) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

         (xxv) To the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

        (xxvi) None of the Mortgage Loans is a temporary construction loan. With respect to any Mortgaged Property which constitutes new construction, the related construction has been completed substantially in accordance with the specifications therefor and any incomplete aspect of such construction shall not be material or interfere with the habitability or legal occupancy of the Mortgaged Property. Mortgage Loan amounts sufficient to effect any such completion are in escrow for release upon or in connection with such completion or a performance bond or completion bond is in place to provide funds for this purpose and such completion shall be accomplished within 120 days after weather conditions permit the commencement thereof;

       (xxvii)       As of the Closing Date, each Mortgage Loan is a
      "qualified mortgage" as defined in Section 860G(a)(3) of the Code; and

      (xxviii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording.

           It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in
Section 2.03(a)(ix) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA"), and the Trustee or the Trust Fund is named as a defendant in a TILA suit in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to
Section 1641 of TILA, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under
Section 8.05.

           (b) If the Company is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Net Mortgage Rate, to be deposited by the Company in the Certificate Account pursuant to Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a) as of the date of substitution.

           The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a) as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

           Section 2.04.  Execution of Certificates.  The Trustee
has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the

Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

           Section 2.05. Designations under the REMIC Provisions.
(a) The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual Certificates, as "regular interests," and the Class R Certificate as the single class of "residual interests," in the REMIC established hereunder for purposes of the REMIC Provisions.

           (b) The Closing Date will be the "Startup Day" for the
REMIC established hereunder for purposes of the REMIC Provisions.

           (c) The "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R Certificate, or (ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions.

           (d) The "latest possible maturity date" of the regular interests in the REMIC established hereunder is the Latest
Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

           (e) In no event shall the assets described in clause
(x) of the definition of the term Trust Fund constitute a part of the REMIC established hereunder.


                            ARTICLE III

                   ADMINISTRATION AND SERVICING
                         OF MORTGAGE LOANS

           Section 3.01. Company to Act as Servicer. (a) It is intended that the REMIC established hereunder shall constitute, and that the affairs of the REMIC shall be conducted so as to qualify the Trust Fund (other than any collateral fund established under the agreement referred to in Section 3.08(e)) as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of the Trust Fund and the Holders of the Residual Certificates and that in such capacity it shall:

           (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

          (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative the REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

         (iii) make or cause to be made an election, on behalf of the REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 2.05 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

          (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

           (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

          (vi) use its best reasonable efforts to conduct the affairs of the REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

         (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC or that would subject the Trust Fund to tax, except for taxes for which the Company is required to indemnify the REMIC pursuant to Section 3.01(c);

        (viii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests represented by the Classes of Certificates identified in
      Section 5.01(b);

          (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless (1) the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause the REMIC established hereunder to fail to qualify as a REMIC or (2) such "prohibited transactions" arise from the modification, holding or purchase of a Modified Mortgage Loan pursuant to Section 3.01(c);

           (x) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC, except such as may arise from the modification, holding or purchase of a Modified Mortgage Loan pursuant to Section 3.01(c);

          (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

         (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

        (xiii) maintain such records relating to the REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

           The Company shall be entitled to be reimbursed pursuant to Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. The Company shall not be entitled to be reimbursed for any taxes paid pursuant to the indemnification provisions of Section 3.01(c) (except as provided therein). With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

           (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate to the date of such certification has been credited to the applicable Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. The Company shall maintain servicing standards equivalent to those required for approval by FNMA or FHLMC. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in Section 3.01(c), the second sentence of Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

           (c) The Company may agree to a modification of any Mortgage Loan (the "Relevant Mortgage Loan") upon the request of the related Mortgagor, provided that (i) the modification is in lieu of a refinancing and the Mortgage Rate on the Relevant Mortgage Loan, as modified, is approximately a prevailing market rate for newly-originated mortgage loans having similar terms,
(ii) the aggregate of the adjusted bases of all Modified Mortgage Loans (including the Relevant Mortgage Loan) plus the aggregate adjusted bases of any assets that are not qualified mortgages or Permitted Investments under Code Section 860GA that are assets of the REMIC established hereunder at all times on any day is less than one percent of the aggregate of the adjusted bases of all assets of the REMIC (including such Modified Mortgage Loans) on such day, and (iii) the Company purchases the Relevant Mortgage Loan from the Trust Fund as described below. Effective immediately after such modification, and, in any event, on the same Business Day on which the modification occurs, all right, title and interest of the Trustee in and to the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Company and all benefits and burdens of ownership thereof, including without limitation the right to accrued interest thereon from and including the date of modification and the risk of default thereon, shall pass to the Company. To confirm such transfer and assignment, the Company, as servicer hereunder, as soon as practicable shall execute an instrument of assignment of the Modified Mortgage Loan without recourse in customary form to the Company in its individual capacity. The Company shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that (i) an amount equal to the Purchase Price of such Modified Mortgage Loan has been credited to the applicable Mortgage Loan Payment Record on the date of the transfer and assignment of such Modified Mortgage Loan to the Company and (ii) all requirements of the first paragraph of this subsection (c) have been satisfied with respect to such Modified Mortgage Loan.

           The Company shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to
Section 3.02(d) on the Business Day prior to the Distribution
Date on which such funds are considered Available Funds,


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



provided, however, that if the Company is required to deposit funds in one or more Eligible Accounts on a daily basis pursuant to Section 3.02(e), the Purchase Price for any Modified Mortgage Loan shall be deposited therein within one Business Day after the purchase of such Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary more fully to vest in the Company any Modified Mortgage Loan previously transferred and assigned pursuant hereto.

           The Company covenants and agrees to indemnify the Trust Fund against any and all liability for any "prohibited transaction" taxes and any related interest, additions and penalties imposed on the REMIC established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (c), any holding of a Modified Mortgage Loan by the REMIC or any purchase of a Modified Mortgage Loan by the Company (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Company shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest and penalties, together with interest thereon, is refunded to the Trust Fund or the Company.

           (d) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

           (e) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by
Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the applicable Mortgage Loan Payment Record accordingly.

           (f) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations


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



to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section
6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

           (g) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

           Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Records; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange at any time prior to foreclosure with a Mortgagor a schedule for the payment of due and unpaid principal and interest for a period extending not longer than 125 days after the date that such schedule is arranged. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.



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



           (b) The Company shall establish and maintain a Mortgage Loan Payment Record for each Mortgage Pool in which the following payments on and collections in respect of each Mortgage Loan in such Mortgage Pool shall as promptly as practicable be credited by the Company for the account of the Holders of the
Certificates:

           (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date,
      (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

          (ii) All payments (other than (A) those due and payable on or before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Net Mortgage Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Net Mortgage Rate on any Buydown Mortgage Loan;

         (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03, 3.01(c) and 3.16 (including any amounts received in respect of a substitution of a Mortgage
      Loan);

          (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company in respect of the related Mortgage Pool for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company; and

           (v)  All REO Proceeds.



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



The foregoing requirements respecting credits to each Mortgage Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company need not enter in either Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees or late charge penalties payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

           (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be deposited in the Certificate Account pursuant to subsection (d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection
(d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection (d).

           (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall deposit, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the Available Funds in respect of each Mortgage Pool for such Distribution Date. If the Trustee does not receive such deposit by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

           (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of either (x) any Trigger Event or (y) the downgrade by S&P of General Electric Capital Corporation's short-term senior unsecured debt rating below A-1+, then, notwithstanding subsection (c) above, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts, in respect of each Mortgage Pool, in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the related Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the applicable Mortgage Loan Payment Record


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



pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of State Street Bank and Trust Company, in its individual capacity and not in its capacity as Trustee, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Cer-tificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to each Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to the related Eligible Accounts and deposits to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

           Section 3.03. Collection of Taxes, Assessments and Other Items. The Company shall establish and maintain with one or more depository institutions one or more accounts into which it shall deposit all collections of taxes, assessments, private mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. As servicer, the Company shall effect the timely payment of all such items for the account of Mortgagors. Withdrawals from such account or accounts may be


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



made only to effect payment of taxes, assessments, private mortgage or standard hazard insurance premiums or comparable items, to reimburse the Company out of related collections for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.05 regarding premiums on Primary Insurance Policies and Section 3.06 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors any sums determined to be overages, or to pay interest owed to Mortgagors to the extent required by law.

           Section 3.04. Permitted Debits to the Mortgage Loan Payment Records. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to each Mortgage Loan Payment Record for the following purposes (in each case as to the Mortgage Loans in the related Mortgage Pool):

           (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to such Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

          (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to such Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and (iv);

         (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

          (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan, Defaulted Mortgage Loan, or Modified Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;



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



           (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation
      Proceeds in
      respect of such Mortgage Loan;

          (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

         (vii) To reimburse the Company (or the Trustee, as applicable) for any Nonrecoverable Advance in respect of such Mortgage Pool (which right of reimbursement of the Trustee pursuant to this clause shall be prior to such right of the Company); and

        (viii) To make deposits into the Certificate Account pursuant to Section 3.02(d).

           The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the related Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and
(vi) of this Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

           Section 3.05. Maintenance of the Primary Insurance Policies. (a) The Company shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is available, the Company shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Note is 80% or less of the greater of (i) the related Original Value and (ii) the then current value of the property underlying the related Mortgage Note as evidenced by an appraisal thereof satisfactory to the Company. The Company shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having ratings equal to or better than the ratings then assigned to the Certificates by such Rating Agency. The Company agrees to effect the timely payment of the premium on each Primary Insurance Policy, and such costs not



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



otherwise recoverable shall be recoverable by the Company from related Insurance Proceeds and Liquidation Proceeds pursuant to Section 3.04.

           (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a related defaulted Mortgage Loan. To the extent provided in Section 3.02(b), any amounts collected by the Company under any Primary Insurance Policy in respect of the Mortgage Loans (including, without limitation, a Mortgage Loan purchased by a related insurer) shall be credited to the applicable Mortgage Loan Payment Record.

           Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Company shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Company of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the applicable Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections 3.03 and 3.04. In cases in which property securing any Mortgage Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.06, it being understood and


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



agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the applicable Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.

           Section 3.07. Assumption and Modification Agreements.
(a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto, unless in the reasonable discretion of the Company, such exercise would adversely affect or jeopardize coverage under the related Primary Insurance Policy, if any; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable Primary Insurance Policy and hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

           (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.



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           Section 3.08. Realization Upon Defaulted Mortgage
Loans. (a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall, consistent with Section 3.05, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders of the related Certificate Group after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

           Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

           (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan


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



until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note. REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

           (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by section 856(e)(3) of the Code, in which case the two-year period shall be extended by the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net


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income from foreclosure property" with respect to such Mortgaged
Property within the meaning of section 860G(c) of the Code, or
(iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

           (d) Any collection of Insurance Proceeds or
Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company or the Trustee, as applicable, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated between the Servicing Fee and interest at the Net Mortgage Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall.

           (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class 1-B5 Certificates or the Class 2-B5 Certificates (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the related Mortgage Pool, or in the Trust Fund. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept


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confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

           In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class 1-B4 Certificates or the Class 2-B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates of the related Certificate Group, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 of the related Certificate Group has been reduced to zero, and (iii) any rights of such Person under such Agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates of such Certificate Group to any other Person.

           Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the applicable Mortgage Loan Payment Record pursuant to Section 3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power


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failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the applicable Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any Primary Insurance Policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

           Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date in respect of the Mortgage Loans in a Mortgage Pool shall be reduced by the amount of any Compensating Interest Payment in respect of such Mortgage Pool for such Distribution Date. Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03,
3.04 and 3.08.

           (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is


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



in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

           Section 3.11. Reports to the Trustee; Certificate Account Statements. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of each Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to each Mortgage Loan Payment Record for each category of credit specified in Section 3.02 and each category of debit specified in
Section 3.04.

           Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 1997, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, the Company has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof.

           Section 3.13. Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year, beginning with March 31, 1997, the Company at its expense shall cause a firm of independent public accountants (who may also render other services to the Company) to furnish a report to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar to this Agreement (which agreements shall be described in a schedule to such statement), and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report. For


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purposes of such report, such firm may conclusively presume that any pooling and servicing agreement which governs certificates offered under a common registration statement under the Securities Act of 1933 with the Certificates is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any Primary Servicer, upon comparable reports of independent public accountants with respect to such Primary Servicer.

           Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this
Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

           Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

           Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.




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                            ARTICLE IV

                      PAYMENTS AND STATEMENTS

           Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds in respect of Pool 1 from the Certificate Account and shall make distributions to Holders of the Pool 1 Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available Funds in respect of Pool 1:

           (i) to each Class of Pool 1 Senior Certificates (other than any Class of Principal Only Certificates) and the Class 1-S Certificates, the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the amount of Accrued Certificate Interest that would otherwise be distributable thereon;

          (ii) to each Class of Pool 1 Senior Certificates (other than any Class of Principal Only Certificates) and the Class 1-S Certificates, any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date;

         (iii) to the Classes of Pool 1 Senior Certificates, in reduction of the Class Certificate Principal Balances thereof, concurrently as follows:

                (A) to the Class 1-PO Certificates, the PO
           Principal Distribution Amount for the Pool 1
           Certificates on such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero;

                (B) to the Class 1-A8 and Class 1-A9
           Certificates, the Group II Senior Optimal Principal Amount for the Pool 1 Certificates on such Distribution Date, pro rata in proportion to their respective Class Certificate Principal Balances, until the Class Certificate Principal Balance of each such Class has been reduced to zero; and

                (C) to the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7 and Class R Certificates, the Group I Senior Optimal Principal Amount for the Pool 1 Certificates on such Distribution Date, in the following order of priority:



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                     first, to the Class R Certificate, until the
                Class Certificate Principal Balance thereof has been reduced to zero;

                     second, concurrently, to the Class 1-A1,
                Class 1-A2, Class 1-A3 and Class 1-A4
                Certificates, 37.8900104207%, 42.2799901923%,
                4.3199975481% and 15.5100018389%, respectively,
                of the remaining Group I Senior Optimal Principal Amount, until the Class Certificate Principal Balance of the Class 1-A1 Certificates has been reduced to zero;

                     third, concurrently, to the Class 1-A2,
                Class 1-A3, Class 1-A4 and Class 1-A5
                Certificates, pro rata in proportion to their respective Class Certificate Principal Balances, until the Class Certificate Principal Balance of each such Class has been reduced to zero;

                  fourth, to the Class 1-A6 Certificates, until
                the Class Certificate Principal Balance thereof has been reduced to zero; and

                     fifth, to the Class 1-A7 Certificates, until
                the Class Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class 1-PO Certificates, any related Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for the Pool 1 Certificates for such Distribution Date, until the Class Certificate Principal Balance of such Class has been reduced to zero; provided, that any such amounts distributed to the Class 1-PO Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balance thereof;

           (v)  to the Class 1-M Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (vi)  to the Class 1-M Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (vii) to the Class 1-M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount for the Pool 1 Certificates on such Distribution Date;

        (viii)  to the Class 1-B1 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;



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          (ix)  to the Class 1-B1 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

           (x) to the Class 1-B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount for the Pool 1 Certificates on such Distribution Date;

          (xi)  to the Class 1-B2 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

         (xii)  to the Class 1-B2 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

        (xiii) to the Class 1-B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount for the Pool 1 Certificates on such Distribution Date;

         (xiv)  to the Class 1-B3 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (xv)  to the Class 1-B3 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (xvi) to the Class 1-B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount for the Pool 1 Certificates on such Distribution Date;

        (xvii)  to the Class 1-B4 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

       (xviii)  to the Class 1-B4 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (xix) to the Class 1-B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount for the Pool 1 Certificates on such Distribution Date;

          (xx)  to the Class 1-B5 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

         (xxi)  to the Class 1-B5 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date; and



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        (xxii) to the Class 1-B5 Certificates, in reduction of
      the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount for the Pool 1 Certificates on such Distribution Date.

Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause
(iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

If, on any Distribution Date, after distributions have been made pursuant to clauses (i) and (ii) above, the remaining Available Funds in respect of Pool 1 are insufficient to make the full amount of distributions required to be made pursuant to clause
(iii) above, (1) the amount distributable to the Class 1-PO Certificates pursuant to clause (iii)(A) shall be equal to the product of (x) the remaining Available Funds in respect of Pool 1 and (y) the fraction, expressed as a percentage, the numerator of which is the related PO Principal Distribution Amount for such Distribution Date and the denominator of which is the sum of such PO Principal Distribution Amount and the related Senior Optimal Principal Amount for such Distribution Date; (2) the amount distributable to the Pool 1 Senior Certificates other than the Class 1-PO Certificates pursuant to clauses (iii)(B) and (C) shall be equal to the product of (x) the remaining Available Funds in respect of Pool 1 and (y) the fraction, expressed as a percentage, the numerator of which is the related Senior Optimal Principal Amount for such Distribution Date and the denominator of which is the sum of such Senior Optimal Principal Amount and the related PO Principal Distribution Amount for such Distribution Date; and (3) the amounts distributable to the related Group I Senior Certificates pursuant to clause (iii)(C) and to the related Group II Senior Certificates pursuant to clause (iii)(B), respectively, shall be equal to the product of
(x) the amount determined pursuant to clause (2) above and (y) a fraction, expressed as a percentage, the numerator of which is the related Group I Senior Optimal Principal Amount, in the case of the related Group I Senior Certificates, or the related Group II Senior Optimal Principal Amount, in the case of the related Group II Senior Certificates, and the denominator of which is the related Senior Optimal Principal Amount for such Distribution Date.


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




           (b) On each Distribution Date, the Trustee shall withdraw the Available Funds in respect of Pool 2 from the Certificate Account and shall make distributions to Holders of the Pool 2 Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available Funds in respect of Pool 2:

           (i) to each Class of Pool 2 Senior Certificates (other than any Class of Principal Only Certificates) and the Class 2-S Certificates, the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the amount of Accrued Certificate Interest that would otherwise be distributable thereon;

          (ii) to each Class of Pool 2 Senior Certificates (other than any Class of Principal Only Certificates) and the Class 2-S Certificates, any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date;

         (iii) to the Classes of Pool 2 Senior Certificates, in reduction of the Class Certificate Principal Balances thereof, concurrently as follows:

                (A) to the Class 2-PO Certificates, the PO
           Principal Distribution Amount for the Pool 2
           Certificates on such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero;

                (B) to the Class 2-A5 Certificates, the Group II
           Senior Optimal Principal Amount for the Pool 2
           Certificates on such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                (C) to the Class 2-A1, Class 2-A2, Class 2-A3 and Class 2-A4 Certificates, the Group I Senior Optimal Principal Amount for the Pool 2 Certificates on such Distribution Date, in the following order of priority:

                     first, to the Class 2-A1 Certificates, until
                the Class Certificate Principal Balance thereof has been reduced to zero;

                  second, to the Class 2-A2 Certificates, until
                the Class Certificate Principal Balance thereof has been reduced to zero;


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




                     third, to the Class 2-A3 Certificates, until
                the Class Certificate Principal Balance thereof has been reduced to zero; and

                  fourth, to the Class 2-A4 Certificates, until
                the Class Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class 2-PO Certificates, any related Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for the Pool 2 Certificates for such Distribution Date, until the Class Certificate Principal Balance of such Class has been reduced to zero; provided, that any such amounts distributed to the Class 2-PO Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balance thereof;

           (v)  to the Class 2-M Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (vi)  to the Class 2-M Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (vii) to the Class 2-M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount for the Pool 2 Certificates on such Distribution Date;

        (viii)  to the Class 2-B1 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (ix)  to the Class 2-B1 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

           (x) to the Class 2-B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount for the Pool 2 Certificates on such Distribution Date;

          (xi)  to the Class 2-B2 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

         (xii)  to the Class 2-B2 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

        (xiii) to the Class 2-B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount for the Pool 2 Certificates on such Distribution Date;


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




         (xiv)  to the Class 2-B3 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (xv)  to the Class 2-B3 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (xvi) to the Class 2-B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount for the Pool 2 Certificates on such Distribution Date;

        (xvii)  to the Class 2-B4 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

       (xviii)  to the Class 2-B4 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (xix) to the Class 2-B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount for the Pool 2 Certificates on such Distribution Date;

          (xx)  to the Class 2-B5 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

         (xxi)  to the Class 2-B5 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date; and

        (xxii) to the Class 2-B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount for the Pool 2 Certificates on such Distribution Date.

Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause
(iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

If, on any Distribution Date, after distributions have been made pursuant to clauses (i) and (ii) above, the remaining Available


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Funds in respect of Pool 2 are insufficient to make the full amount of distributions required to be made pursuant to clause
(iii) above, (1) the amount distributable to the Class 2-PO Certificates pursuant to clause (iii)(A) shall be equal to the product of (x) the remaining Available Funds in respect of Pool 2 and (y) the fraction, expressed as a percentage, the numerator of which is the related PO Principal Distribution Amount for such Distribution Date and the denominator of which is the sum of such PO Principal Distribution Amount and the related Senior Optimal Principal Amount for such Distribution Date; (2) the amount distributable to the Pool 2 Senior Certificates other than the Class 2-PO Certificates pursuant to clauses (iii)(B) and (C) shall be equal to the product of (x) the remaining Available Funds in respect of Pool 2 and (y) the fraction, expressed as a percentage, the numerator of which is the related Senior Optimal Principal Amount for such Distribution Date and the denominator of which is the sum of such Senior Optimal Principal Amount and the related PO Principal Distribution Amount for such Distribution Date; and (3) the amounts distributable to the related Group I Senior Certificates pursuant to clause (iii)(C) and to the related Group II Senior Certificates pursuant to clause (iii)(B), respectively, shall be equal to the product of
(x) the amount determined pursuant to clause (2) above and (y) a fraction, expressed as a percentage, the numerator of which is the related Group I Senior Optimal Principal Amount, in the case of the related Group I Senior Certificates, or the related Group II Senior Optimal Principal Amount, in the case of the related Group II Senior Certificates, and the denominator of which is the related Senior Optimal Principal Amount for such Distribution Date.

           (c) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining Available Funds for such Distribution Date after application of all amounts described in clauses (a) and (b) of this Section
4.01. Any distributions pursuant to this clause (c) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.

           (d) If on any Distribution Date the Class Certificate Principal Balances of the Pool 1 Junior Certificates have each been reduced to zero, the amount distributable to the Pool 1 Senior Certificates other than the Class 1-PO Certificates pursuant to Section 4.01(a)(iii)(B) and (C) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Pool 1 Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 4.01(a)(iii)(B) and (C).



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



           If on any Distribution Date the Class Certificate Principal Balances of the Pool 2 Junior Certificates have each been reduced to zero, the amount distributable to the Pool 2 Senior Certificates other than the Class 2-PO Certificates pursuant to Section 4.01(b)(iii)(B) and (C) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Pool 2 Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 4.01(b)(iii)(B) and (C).

           (e) If on any Distribution Date (i) the Class Certificate Principal Balance of a Class of Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount for the related Certificate Group remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (xxii) of Section 4.01(a), in the case of the Pool 1 Certificates, or Section 4.01(b), in the case of the Pool 2 Certificates, have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates of such Certificate Group in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class of the related Certificate Group is outstanding.

           (f)  [Reserved].

           Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

           (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each

Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

           (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

           Section 4.03. Allocation of Losses. (a) On or prior to each Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan in each Mortgage Pool that occurred during the immediately preceding calendar month.

           (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess
Loss) in respect of Pool 1 shall be allocated as follows:

           (i) the applicable PO Percentage of the principal portion of any such Realized Loss shall be allocated to the Class 1-PO Certificates until the Class Certificate
      Principal Balance thereof has been reduced to zero; and

          (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:



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



                first, to the Class 1-B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                second, to the Class 1-B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                third, to the Class 1-B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fourth, to the Class 1-B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fifth, to the Class 1-B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                sixth, to the Class 1-M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

                seventh, to the Classes of Pool 1 Senior
           Certificates other than the Class 1-PO Certificates, pro rata, in accordance with their Class Certificate Principal Balances; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to
           Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto); and provided, further, that all such losses, other than Non-Credit Losses, that would otherwise be allocable to the Class 1-A6 and Class 1-A7 Certificates shall be allocable, first, to the Class 1-A9 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero, and second, to the Class 1-A6 and Class 1-A7 Certificates, in proportion to the respective Class Certificate Principal Balances thereof.

           With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess Loss) in respect of Pool 2 shall be allocated as follows:



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



           (i) the applicable PO Percentage of the principal portion of any such Realized Loss shall be allocated to the Class 2-PO Certificates until the Class Certificate
      Principal Balance thereof has been reduced to zero; and

          (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:

                first, to the Class 2-B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                second, to the Class 2-B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                third, to the Class 2-B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fourth, to the Class 2-B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fifth, to the Class 2-B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                sixth, to the Class 2-M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

                seventh, to the Classes of Pool 2 Senior
           Certificates other than the Class 2-PO Certificates, pro rata, in accordance with their Class Certificate Principal Balances; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to
           Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

           (c) With respect to any Distribution Date, the principal portion of any Excess Loss in respect of a Mortgage Pool (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) shall be allocated as follows: (1) the applicable PO Percentage of any such loss shall be allocated to


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



the Class 1-PO Certificates, in the case of Pool 1, and to the Class 2-PO Certificates, in the case of Pool 2, and (2) the applicable Non-PO Percentage of any such loss shall be allocated to each Class of Pool 1 Certificates other than the Class 1-PO Certificates, in the case of Pool 1, and to each Class of Pool 2 Certificates other than the Class 2-PO Certificates, in the case of Pool 2, pro rata, based on the respective Class Certificate Principal Balances thereof; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

           (d) Any Realized Losses allocated to a Class of Certificates pursuant to Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components (other than any Notional Component) in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Components) on the related Distribution Date in accordance with
Section 4.03(e).

           (e) Realized Losses allocated in accordance with this
Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses in respect of Pool 1 to be allocated to the Class 1-PO Certificates on such Distribution Date will be taken into account in determining distributions in respect of any related Class PO Deferred Amount for such date, and the aggregate amount of Realized Losses in respect of Pool 2 to be allocated to the Class 2-PO Certificates on such Distribution Date will be taken into account in determining distributions in respect of any related Class PO Deferred Amount for such date.

           (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any, for each Mortgage Pool. Any such Subordinate Certificate
Writedown Amount shall effect a corresponding reduction in the


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



Certificate Principal Balance of the Subordinate Certificates of the related Certificate Group, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

           (g) Notwithstanding the foregoing, no such allocation of the principal portion of any Realized Loss in respect of a Mortgage Pool shall be made on a Distribution Date to a Class of Certificates of the related Certificate Group to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses in respect of such Mortgage Pool on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Pool as of the first day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the related Bankruptcy Coverage Termination Date (such limitation, the related "Loss Allocation Limitation").

           Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a) or purchase any Modified Mortgage Loan pursuant to Section 3.01(c)), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs (or, in the case of a purchase of a Modified Mortgage Loan, in the month in which the Purchase Price thereof is required to be deposited in the Certificate Account). The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with Section 4.06 and shall be obligated to deposit in the Certificate Account pursuant to Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.



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



           (b) In the event that the Company deposits or expects to deposit less than the Available Funds in respect of a Mortgage Pool required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so deposited, if any, shall be deemed to have been deposited first pursuant to clause (i) of the definition of Available Funds for such Mortgage Pool, second pursuant to clause
(iii) of the definition of Available Funds for such Mortgage Pool, and third pursuant to clause (ii) of the definition of Available Funds for such Mortgage Pool. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

           (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

           Section 4.05. Statements to Certificateholders. (a) Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:

           (i) The amount of such distribution to the Certificateholders of each Class (and in respect of any Component), other than any Notional Certificates (and any Notional Component), allocable to principal, separately identifying the aggregate amount of any Principal Prepay-ments included therein (including, for this purpose, the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
      Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to
      Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution
      Date);

          (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate
      Principal Balance of any Class of Accrual Certificates;

         (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution


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



      in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

          (iv) The Pool Scheduled Principal Balance for each Mortgage Pool and the aggregate number of the Mortgage Loans in each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date;

           (v) The Class Certificate Principal Balance (or Notional Principal Balance) of each Class and the Certificate Principal Balance (or Notional Principal Balance) of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal (or reductions in the Notional Principal Balance, in the case of the Notional Certificates, or the addition of any Accrual Amount, in the case of any Class of Accrual Certificates) made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Certificate Writedown Amount for such Distribution Date;

          (vi)  The Pay-out Rate applicable to each Class of
      Certificates;

         (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans, separately identified as to each Mortgage Pool;

        (viii) The aggregate Scheduled Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (b) in foreclosure, separately identified as to each Mortgage Pool;

          (ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section 3.01(c), and the number of such Mortgage Loans, separately identified as to each Mortgage Pool;

           (x) The Certificate Interest Rates of any LIBOR Certificates, any COFI Certificates and any Class S Certificates applicable to the Interest Accrual Period relating to such Distribution Date and such Class;



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



          (xi)  The Senior Percentage, Group I Senior Percentage,
      Group II Senior Percentage and Junior Percentage for each
      Certificate Group for such Distribution Date; and

         (xii)  The Senior Prepayment Percentage, Group I Senior
      Prepayment Percentage, Group II Senior Prepayment Percentage and Junior Prepayment Percentage for each Certificate Group for such Distribution Date.

           In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

           In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05(a) on previous Distribution Dates,
(ii) all certificates furnished to the Trustee pursuant to
Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company (which copy shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional


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



information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

           (b) On or prior to January 20th of each year, commencing in 1997, the Company shall furnish to the Trustee for mailing to each Person who at any time during the calendar year was a Certificateholder a statement containing information required to be provided pursuant to the Code.

           Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution Date, the Company shall deliver to the Trustee a completed Servicer's Certificate.

           Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1996, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.

           Section 4.08. Reduction of Servicing Fees by
Compensating Interest Payments. The aggregate amount of the Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date and either Mortgage Pool shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date and such Mortgage Pool.


                             ARTICLE V

                         THE CERTIFICATES

           Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

           (b)  The Certificates shall be issued in an aggregate
Initial Certificate Principal Balance of $435,951,276.02. Such aggregate original principal balance shall be divided among the

Classes having the designations, Class Certificate Principal
Balances, Certificate Interest Rates and minimum denominations as follows:

                    Initial
                     Class
                  Certificate    Certificate
                   Principal      Interest             Minimum
Designation         Balance         Rate            Denominations

Class 1-A1      $51,260,000.00      7.500%          $    25,000
Class 1-A2       59,854,000.00      7.750                25,000
Class 1-A3        8,457,000.00      7.250                25,000
Class 1-A4       30,363,000.00      8.500                25,000
Class 1-A5       45,830,000.00      7.625                25,000
Class 1-A6       35,354,000.00      7.750                25,000
Class 1-A7       42,083,000.00      7.750                25,000
Class 1-A8       26,759,000.00      7.750                25,000
Class 1-A9        7,406,000.00      7.750                25,000
Class 1-PO          938,116.78      0.000               250,000
Class 1-S               (1)          (1)             12,500,000
Class 1-M         5,694,000.00      7.750               100,000
Class 1-B1        3,254,000.00      7.750               100,000
Class 1-B2        4,067,000.00      7.750               100,000
Class 1-B3        1,627,000.00      7.750               250,000
Class 1-B4          976,000.00      7.750               250,000
Class 1-B5        1,465,048.43      7.750               250,000
Class R                 100.00      7.750                   100

Class 2-A1       41,251,000.00      7.250                25,000
Class 2-A2       19,237,000.00      7.250                25,000
Class 2-A3       26,125,000.00      7.250                25,000
Class 2-A4       11,770,000.00      7.250                25,000
Class 2-A5        7,796,000.00      7.250                25,000
Class 2-PO          238,670.65      0.000               250,000
Class 2-S               (1)          (1)             12,500,000
Class 2-M         1,658,000.00      7.250               100,000
Class 2-B1          829,000.00      7.250               100,000
Class 2-B2          775,000.00      7.250               100,000
Class 2-B3          276,000.00      7.250               250,000
Class 2-B4          166,000.00      7.250               166,000
Class 2-B5          442,340.16      7.250               250,000


(1) The Class 1-S and Class 2-S Certificates are issued with initial Notional Principal Balances of $293,862,982.08 and
      $103,736,974.96, respectively, and shall bear interest at the related Strip Rate.

           (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual


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



Certificate shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 (or $1,000,000 in the case of the Class S Certificates) in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). The Residual Certificate shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates and any Notional Certificates that are Non-Book-Entry Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

           (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

           (e) The Strip Rates for each Interest Accrual Period shall be determined by the Company and included in the Servicer's
Certificate for the related Distribution Date.

           Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering


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Certificates and transfers and exchanges of Certificates as herein provided.

           Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

           At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

           (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated


                                99

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thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

           The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

           Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been


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transferred, directly or indirectly, to a Disqualified
Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

           The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause the REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

           No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a Restricted Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in
Exhibit I hereto or in such other form as may be acceptable to


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the Trustee, certifying as to the facts surrounding such
transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced opinion of counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the related Private Placement Memorandum) or its nominee and (ii) the Class PO and Class S Certificates to the Company or upon any subsequent transfer of any Class PO or Class S Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

           (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or (B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not


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subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

          (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

           (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this
Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

           (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v)


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



the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

           All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

           (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners

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requesting the same. Upon surrender to the Trustee of such
Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

           (g) On or prior to the Closing Date, there shall be delivered to the Depository one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

           "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

           Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new

Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

           Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

           Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

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           Section 5.06. Representation of Certain
Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

           Section 5.07. Determination of COFI. (a) If the outstanding Certificates include any COFI Certificates, then on each COFI Determination Date the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI". The establishment of COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. The Trustee shall provide to Certificateholders who inquire of it by telephone (at (617) 664-5500) the Certificate Interest Rates of the COFI Certificates for the current and immediately preceding Interest Accrual Periods.

           (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Company will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Company that has performed, or that the Company expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Company, the Company shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Company, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Company shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

           (c) If at any time after the occurrence of an Alternative Rate Event the Federal Home Loan Bank of San
Francisco resumes publication of COFI, the Certificate Interest
Rates for the COFI Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

           Section 5.08. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR Determination Date as follows:

           (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%);

          (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be either
      (A) the rate per annum which the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks; and

         (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

           (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Trustee may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service.

           (c) Within five Business Days of the Trustee's calculation of the Certificate Interest Rates of the LIBOR Certificates, the Trustee shall furnish to the Company by telecopy (or by such other means as the Trustee and the Company may agree from time to time) such Certificate Interest Rates.

           (d) The Trustee shall provide to Certificateholders who inquire of it by telephone (at (617) 664-5500) the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding Interest Accrual Periods.

           (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the "Reuters Screen LIBO Page" (as described in the definition of LIBOR hereof) on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, the Trustee, after consultation with the Company, shall use its best efforts to designate alternate Reference Banks.


                            ARTICLE VI

                            THE COMPANY

           Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

           Section 6.02. Merger or Consolidation of, or
Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric

Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

           Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

           Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no


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obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the applicable Mortgage Loan Payment Record as provided by Section 3.04.

           Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with Section 7.02.


                            ARTICLE VII

                              DEFAULT

           Section 7.01.  Events of Default.  If any one of the
following events ("Events of Default") shall occur and be continuing:

           (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

          (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B)


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      continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

         (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (iv) The consent by the Company to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the


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termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to either Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

           Section 7.02. Trustee to Act; Appointment of
Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a) and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by
Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with


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such appointment and assumption, the Trustee may make such
arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

           (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

           Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.


                           ARTICLE VIII

                            THE TRUSTEE

           Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

           The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

           No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:



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           (i) Prior to the occurrence of an Event of Default,
      and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible
      Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

         (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          (iv) The Trustee shall not be charged with knowledge of
      (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and
      (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in
      Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

           Subject to any obligation of the Trustee to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of


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



such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement.

           Section 8.02.  Certain Matters Affecting the Trustee.
Except as otherwise provided in Section 8.01:

           (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have


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      occurred, the Trustee shall not be bound to make any
      investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

           Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

           Section 8.04. Trustee May Own Certificates. The
Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

           Section 8.05.  The Company to Pay Trustee's Fees and
Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any


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provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit each Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any related Monthly Advances and Nonrecoverable Advances.

           Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

           Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such


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notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           If the conditions in any of the following clauses (i),
(ii) or (iii) shall occur at any time, the Company may remove the
Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance
of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section
7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause
(iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

           Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in
Section 8.08.

           Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as


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may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

           No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

           Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

           Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

           Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a



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successor trustee under Section 8.06 and no notice to
Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

           Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

           (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

         (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee


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shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

           Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent the Trust Fund from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or the REMIC established hereunder. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.


                            ARTICLE IX

                            TERMINATION

           Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate (less any amounts constituting previously unreimbursed Monthly Advances) and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Scheduled Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

           Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

           On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account, by Mortgage Pool, in accordance with the applicable priorities provided by Section 4.01. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in
Section 4.02 but only upon presentation and surrender of the Certificates.

           In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

           Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and the REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

           (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under
      Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for such REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

          (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

           (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

           (c) On the final federal income tax return for the REMIC established hereunder, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.


                             ARTICLE X

                     MISCELLANEOUS PROVISIONS

           Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this

Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

           This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

           Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

           Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

           It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

           Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

           For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

           Section 10.03. Limitation on Rights of
Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

           Section 10.04. Governing Law. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to State Street Bank and Trust Company, Corporate Trust Department, 225 Franklin Street, Boston, Massachusetts 02110, (c) in the case of Fitch, to Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention: Structured Finance Surveillance, and (d) in the case of S&P, to Standard & Poor's Rating Services, 26 Broadway, 15th Floor, New York, New York 10004, Attention:
Mortgage Surveillance Group, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

           Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

           Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

           Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                           *     *     *

           IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                       GE CAPITAL MORTGAGE SERVICES, INC.


                       By:________________________________
                          Name:
                          Title:
[SEAL]


Attest:


By:______________________
   Name:
   Title:
                               STATE STREET BANK AND
                                  TRUST COMPANY,
                                 as Trustee


                               By:_________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:_______________________
   Name:
   Title:

State of New Jersey  )
                     ) ss.:
County of Camden     )


           On the 27th day of September, 1996 before me, a notary public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________________________________________________________;
that he/she is a(n) _________________________ of GE Capital
Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.




                         ____________________________
                                  Notary Public



[Notarial Seal]

The Commonwealth of Massachusetts   )
                                    ) ss.:
County of Suffolk                   )


           On the 27th day of September, 1996 before me, a notary public in and for the Commonwealth of Massachusetts, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________________________________________________________;
that he/she is a(n) __________________________________ of State
Street Bank and Trust Company, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.



                                      ________________________
                                             Notary Public



[Notarial Seal]

                             EXHIBIT A

                       FORMS OF CERTIFICATES

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-A1 Certificate
                                    Principal Balance:
Class 1-A1                            $51,260,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.500%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TF89
October 25, 1996


THIS CERTIFIES THAT
is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through
Certificates, Series 1996-14, issued in thirty-one Classes (Class

1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-PO, Class 1-S, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-PO, Class 2-S and Class R, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4 and Class 1-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 1 Certificates. In addition, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-A9 Certificates before such losses will be borne by the Holders of the Class 1-A6 and Class 1-A7 Certificates.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 2 resulting from defaults by Mortgagors will be borne by the Holders of the Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 and Class 2-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 2 Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Scheduled Principal Balance of all the Certificates at the time of repurchase being less than 10 percent of the Scheduled Principal Balance of all the Certificates as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:____________________________
                          Name:
                          Title:



Countersigned:


By_____________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:_________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

________________________________________________________________

________________________________________________________________

            (Please print or typewrite name and address
               including postal zip code of assignee)


________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________
________________________________________________________________
________________________________________________________________

Dated:__________________




_____________________________________
Signature by or on behalf of assignor




_____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-A2 Certificate
                                    Principal Balance:
Class 1-A2                            $59,854,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TF97

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-A3 Certificate
                                    Principal Balance:
Class 1-A3                            $8,457,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TG21

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-A3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-A4 Certificate
                                    Principal Balance:
Class 1-A4                            $30,363,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  8.500%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TG39

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-A4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-A5 Certificate
                                    Principal Balance:
Class 1-A5                            $45,830,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.625%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TG47

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-A5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-A6 Certificate
                                    Principal Balance:
Class 1-A6                            $35,354,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TG54

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-A6 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-A7 Certificate
                                    Principal Balance:
Class 1-A7                            $42,083,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TG62

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-A7 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-A8 Certificate
                                    Principal Balance:
Class 1-A8                            $26,759,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TG70

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-A8 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-A9 Certificate
                                    Principal Balance:
Class 1-A9                            $7,406,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TG88
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-A9 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 2-A1 Certificate
                                    Principal Balance:
Class 2-A1                            $41,251,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TH53

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 2-A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 2-A2 Certificate
                                    Principal Balance:
Class 2-A2                            $19,237,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TH61

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 2-A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 2-A3 Certificate
                                    Principal Balance:
Class 2-A3                            $26,125,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TH79

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 2-A3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 2-A4 Certificate
                                    Principal Balance:
Class 2-A4                            $11,770,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TH87

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 2-A4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 2-A5 Certificate
                                    Principal Balance:
Class 2-A5                            $7,796,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TH95

October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 2-A5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-M Certificate
                                    Principal Balance:
Class 1-M                             $5,694,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TG96
October 25, 1996

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1996-14, issued in thirty-one Classes (Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-PO, Class 1-S, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-PO, Class 2-S and Class R, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4 and Class 1-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 1 Certificates. In addition, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-A9 Certificates before such losses will be borne by the Holders of the Class 1-A6 and Class 1- A7 Certificates.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 2 resulting from defaults by Mortgagors will be borne by the Holders of the Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 and Class 2-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 2 Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Scheduled Principal Balance of all the Certificates at the time of repurchase being less than 10 percent of the Scheduled Principal Balance of all the Certificates as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:____________________________
                          Name:
                          Title:



Countersigned:


By_____________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:_________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:_________________




_____________________________________
Signature by or on behalf of assignor




____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-B1 Certificate
                                    Principal Balance:
Class 1-B1                            $3,254,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TH20
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-B2 Certificate
                                    Principal Balance:
Class 1-B2                            $4,067,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TH38
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 2-M Certificate
                                    Principal Balance:
Class 2-M                             $1,658,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TJ28
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 2-M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 2-B1 Certificate
                                    Principal Balance:
Class 2-B1                            $829,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TJ36
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 2-B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 2-B2 Certificate
                                    Principal Balance:
Class 2-B2                            $775,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TJ44
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 2-B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class 1-B3 Certificate
                                    Principal Balance:
Class 1-B3                            $1,627,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TL25
October 25, 1996



THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The
Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as of September 1, 1996 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee
(the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1996-14, issued in thirty-one Classes (Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-PO, Class 1-S, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-PO, Class 2-S and Class R, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4 and Class 1-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 1 Certificates. In addition, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-A9 Certificates before such losses will be borne by the Holders of the Class 1-A6 and Class 1- A7 Certificates.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 2 resulting from defaults by Mortgagors will be borne by the Holders of the Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 and Class 2-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 2 Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust

Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Scheduled Principal Balance of all the Certificates at the time of repurchase being less than 10 percent of the Scheduled Principal Balance of all the Certificates as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:_______________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

______________________________________________________________

______________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


______________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________
______________________________________________________________
______________________________________________________________

Dated:_______________________




_____________________________________
Signature by or on behalf of assignor




___________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated                                   _________________________________
_________________________________                   (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated                                   _____________________________
_____________________________                     (Signature)


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated                                   ____________________________
_____________________________                     (Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class 1-B4 Certificate
                                    Principal Balance:
Class 1-B4                            $976,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TL33
October 25, 1996



THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate
Principal Balance of this Certificate by the aggregate initial
Certificate Principal Balance of all Class 1-B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital
Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class 1-B5 Certificate
                                    Principal Balance:
Class 1-B5                            $1,465,048.43

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TL41
October 25, 1996



THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate
Principal Balance of this Certificate by the aggregate initial
Certificate Principal Balance of all Class 1-B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital
Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class 2-B3 Certificate
                                    Principal Balance:
Class 2-B3                            $276,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TL58
October 25, 1996



THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate
Principal Balance of this Certificate by the aggregate initial
Certificate Principal Balance of all Class 2-B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital
Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class 2-B4 Certificate
                                    Principal Balance:
Class 2-B4                            $166,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TL66
October 25, 1996



THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate
Principal Balance of this Certificate by the aggregate initial
Certificate Principal Balance of all Class 2-B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital
Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class 2-B5 Certificate
                                    Principal Balance:
Class 2-B5                            $442,340.16

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.250%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TL74
October 25, 1996



THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate
Principal Balance of this Certificate by the aggregate initial
Certificate Principal Balance of all Class 2-B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital
Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class R Certificate
                                    Principal Balance:
Class R                               $100.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.750%             Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:            CUSIP:  36157TH46
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1996-14, issued in thirty-one Classes (Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-PO, Class 1-S, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-PO, Class 2-S and Class R, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4 and Class 1-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 1 Certificates. In addition, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-A9 Certificates before such losses will be borne by the Holders of the Class 1-A6 and Class 1- A7 Certificates.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 2 resulting from defaults by Mortgagors will be borne by the Holders of the Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 and Class 2-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 2 Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the

Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Scheduled Principal Balance of all the Certificates at the time of repurchase being less than 10 percent of the Scheduled Principal Balance of all the Certificates as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                         STATE STREET BANK AND TRUST
                         COMPANY, not in its individual
                         capacity but solely as Trustee




(SEAL)
                          By:__________________________
                          Name:
                          Title:



Countersigned:


By______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:__________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_____________________________________________________________

_____________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


_____________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Dated:________________________




_____________________________________
Signature by or on behalf of assignor




______________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.]1

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.]2 THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

--------
1 To be included in Class 1-PO Certificate issued to the Company.

2 To be included only in Class 1-PO Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14

          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-PO Certificate
                                    Principal Balance:
Class 1-PO                            $938,116.78

Certificate Interest                Initial Certificate Principal
  Rate per annum:                   Balance of this Certificate:
non-interest bearing                  $

Cut-off Date:
September 1, 1996

First Distribution Date:
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 1-PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1996-14, issued in thirty-one Classes (Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-PO, Class 1-S, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-PO, Class 2-S and Class R, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4 and Class 1-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 1 Certificates. In addition, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-A9 Certificates before such losses will be borne by the Holders of the Class 1-A6 and Class 1- A7 Certificates.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 2 resulting from defaults by Mortgagors will be borne by the Holders of the Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 and Class 2-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 2 Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 or Class 2-B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the

Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Scheduled Principal Balance of all the Certificates at the time of repurchase being less than 10 percent of the Scheduled Principal Balance of all the Certificates as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:__________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

________________________________________________________________

________________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________
________________________________________________________________
________________________________________________________________

Dated:_____________________




_____________________________________
Signature by or on behalf of assignor




__________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           [In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated                                   ___________________________________
______________________________________                           (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this

Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated                                   ______________________________
____________________________________                       (Signature)

TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated                                   ______________________________
____________________________________                       (Signature)]3




----------------------
3 To be included only in Class 2-PO Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.]4

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.]5


THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.

---------------------
4 To be included in Class 2-PO Certificate issued to the Company.

5 To be included only in Class 2-PO Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14

          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 2-PO Certificate
                                    Principal Balance:
Class 2-PO                            $238,670.65

Certificate Interest                Initial Certificate Principal
  Rate per annum:                   Balance of this Certificate:
non-interest bearing                  $

Cut-off Date:
September 1, 1996

First Distribution Date:
October 25, 1996


THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class 2-PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE CLASS 1-S NOTIONAL PRINCIPAL BALANCE, WHICH, AS OF ANY DISTRIBUTION DATE, IS EQUAL TO THE POOL SCHEDULED PRINCIPAL BALANCE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). CONSEQUENTLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.]6

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.]7

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION

------------------
6 To be included in Class 1-S Certificate issued to the Company.

7 To be included only in Class 1-S Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN
TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE
TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER
RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 1-S Notional
                                    Principal Balance:
Class 1-S                             $293,862,982.08

Certificate Interest                Initial Notional Principal
  Rate per annum: variable          Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:
October 25, 1996



THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class 1-S Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in October 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1996-14, issued in thirty-one Classes (Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-PO, Class 1-S, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-PO, Class 2-S and Class R, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-M, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4 and Class 1-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 1 Certificates. In addition, certain losses on the Mortgage Loans in respect of Pool 1 resulting from defaults by Mortgagors will be borne by the Holders of the Class 1-A9 Certificates before such losses will be borne by the Holders of the Class 1-A6 and Class 1-A7 Certificates.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans in respect of Pool 2 resulting from defaults by Mortgagors will be borne by the Holders of the Class 2-M, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 and Class 2-B5 Certificates before such losses will be borne by the Holders of the other Classes of the Pool 2 Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class 1-S Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the

Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class 1-S Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees. The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Scheduled Principal Balance of all the Certificates at the time of repurchase being less than 10 percent of the Scheduled Principal Balance of all the Certificates as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                               STATE STREET BANK AND TRUST
                               COMPANY, not in its individual
                               capacity but solely as Trustee


(SEAL)                         By:_____________________________
                                  Name:
                                  Title:


Countersigned:


By_________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:_____________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security or other identifying number of assignee

___________________________________________________________________

___________________________________________________________________
 (Please print or typewrite name and address including postal zip code of assignee)


___________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

___________________________________________________________________
___________________________________________________________________
___________________________________________________________________


Dated:_____________________


_____________________________________
Signature by or on behalf of assignor


_____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           [In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated                              __________________________________
_____________________________                              (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this

Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated                                   __________________________________
__________________________________                             (Signature)

TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated                                   __________________________________
__________________________________                             (Signature)]8



---------------------
8 To be included only in Class 1-S Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE CLASS 2-S NOTIONAL PRINCIPAL BALANCE, WHICH, AS OF ANY DISTRIBUTION DATE, IS EQUAL TO THE POOL SCHEDULED PRINCIPAL BALANCE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). CONSEQUENTLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.]9

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.]10

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION
4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN
TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE
--------------
9     To be included in Class 2-S Certificate issued to the Company.

10 To be included only in Class 2-S Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER
RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1996-14


          evidencing a beneficial ownership interest in a
        trust fund which consists primarily of two pools of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class 2-S Notional
                                    Principal Balance:
Class 2-S                             $103,736,974.96

Certificate Interest                Initial Notional Principal
  Rate per annum: variable          Balance of this Certificate:
                                      $
Cut-off Date:
September 1, 1996

First Distribution Date:
October 25, 1996



THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class 2-S Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of two pools ("Pool 1" and "Pool 2") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company").

                             EXHIBIT B

                    PRINCIPAL BALANCE SCHEDULES

                         [Not Applicable]

                             EXHIBIT C

                          MORTGAGE LOANS


           [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property, name of the Mortgagor and Mortgage Pool. The following details shall be set forth as to each Mortgage Loan: (i) the principal balance at the time of its origination, (ii) the Scheduled Principal Balance as of the Cut-off Date, (iii) the interest rate borne by the Mortgage Note,
(iv) the scheduled monthly level payment of principal and interest, (v) the loan-to-value ratio, (vi) the maturity date of the Mortgage Note and (vii) the Servicing Fee Rate for such Mortgage Loan.]


1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:            1
 CHERRY HILL, N.J. 08034
 (800) 257-7818
0----------------------------------------------------------------------
00007227630     MORTGAGORS: ANDREWS              WILLIAM
                            ANDREWS              LOUISE
 REGION CODE    ADDRESS   : 8 CHRISTOPHER DRIVE
     00         CITY      : NAHANT
                STATE/ZIP : MA  01980


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,818.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,981.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00007279300     MORTGAGORS: COOK                 BAY
                            BOROSKY              MARIE
 REGION CODE    ADDRESS   : 9309 ARGENT COURT
     01         CITY      : FAIRFAX STATION
                STATE/ZIP : VA  22039


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,122.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,657.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/25
CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007289739     MORTGAGORS: MCDONOUGH            WILLIAM
                            MCDONOUGH            DENISE
 REGION CODE    ADDRESS   : 13 HERRICK DRIVE
     00         CITY      : MILTON
                STATE/ZIP : MA  02186


MORTGAGE AMOUNT :   388,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    388,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,219.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/16
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 89.31034

 ----------------------------------------------------------------------
00007332539     MORTGAGORS: CAMPBELL             JAMES
                            CAMPBELL             DEANNA
 REGION CODE    ADDRESS   : 8311 SAWTOOTH LANE
     01         CITY      : LONGMONT
                STATE/ZIP : CO  80503


MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,871.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,349.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/25
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007382344     MORTGAGORS: SHEELY               RICHARD
                            SHEELY               G.
 REGION CODE    ADDRESS   : 32 MABRO DRIVE
     00         CITY      : DENVILLE
                STATE/ZIP : NJ  07834


MORTGAGE AMOUNT :   229,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,900.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,013.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/16
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 70.30500

 ----------------------------------------------------------------------
00007386139     MORTGAGORS: GOLDSTEIN            ROBERT
                            GOLDSTEIN            BEATRICE
 REGION CODE    ADDRESS   : 8999 SE HAWKSBILL WAY
     01         CITY      : HOBE SOUND
                STATE/ZIP : FL  33455


MORTGAGE AMOUNT :   315,114.70  OPTION TO CONVERT :
UNPAID BALANCE :    278,226.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,503.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/21
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 75.93125

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,771,514.70     P & I AMT:     13,724.77
UPB AMT:   1,729,438.32

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:            2
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007409147     MORTGAGORS: NGUYEN               ANNIE
                            SCHELL               CINDY
 REGION CODE    ADDRESS   : 372 HALSEY AVENUE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95128


MORTGAGE AMOUNT :   211,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    210,333.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,514.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 94.98800

 ----------------------------------------------------------------------
00007445281     MORTGAGORS: GARCIA               WILLIAM

 REGION CODE    ADDRESS   : 9200 E. CALUSA CLUB DRIVE
     01         CITY      : MIAMI
                STATE/ZIP : FL  33176


MORTGAGE AMOUNT :   222,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    221,470.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,726.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 88.80000

 ----------------------------------------------------------------------
00007446396     MORTGAGORS: FREEMAN              JOHN
                            FREEMAN              NATALIE
 REGION CODE    ADDRESS   : 1687 BARNSWALLOW
     00         CITY      : YARDLEY
                STATE/ZIP : PA  19067


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,644.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 84.14651

 ----------------------------------------------------------------------
00007451727     MORTGAGORS: SARRO                MARK
                            SARRO                HANORA
 REGION CODE    ADDRESS   : 1205 PARK LANE
     00         CITY      : YORKTOWN
                STATE/ZIP : NY  10598


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    245,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,840.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 74.24200

 ----------------------------------------------------------------------
00007451768     MORTGAGORS: OVERSTREET           TERRY
                            OVERSTREET           SHARON
 REGION CODE    ADDRESS   : 19624 EVERGREEN MILLS ROAD
     00         CITY      : LEESBURG
                STATE/ZIP : VA  22075


MORTGAGE AMOUNT :   235,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,852.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.83050

 ----------------------------------------------------------------------
00007453475     MORTGAGORS: UEHARA               BERT
                            UEHARA               IRIS
 REGION CODE    ADDRESS   : 47-153 OKANA RD UNIT 3
     01         CITY      : KANEOHE
                STATE/ZIP : HI  96744


MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    307,650.17  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,984.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      6.62500  MATURITY DATE     :   02/01/26
CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
LTV :                 58.27000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,523,850.00     P & I AMT:     11,252.46
UPB AMT:   1,519,598.12

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:            3
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007464621     MORTGAGORS: MANGOLD              LARRY
                            MANGOLD              LOU
 REGION CODE    ADDRESS   : 24810 PECAN CREEK LANE
     01         CITY      : SAN ANTONIO
                STATE/ZIP : TX  78255


MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    289,455.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,204.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.32400

 ----------------------------------------------------------------------
00007469919     MORTGAGORS: RODRIGUEZ            JULIO
                            RODRIGUEZ            ODALIS
 REGION CODE    ADDRESS   : 1301 GROUPER DRIVE
     01         CITY      : MARATHON
                STATE/ZIP : FL  33050


MORTGAGE AMOUNT :   237,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    237,197.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,890.46  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00007470081     MORTGAGORS: HILL                 DEAN

 REGION CODE    ADDRESS   : 50 ENTRADA DRIVE
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  90402


MORTGAGE AMOUNT :   625,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    624,877.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,921.60  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007471170     MORTGAGORS: TRUMP                WILLIAM
                            TRUMP                CAROLYN
 REGION CODE    ADDRESS   : 520 13TH STREET
     00         CITY      : MANHATTAN BEACH
                STATE/ZIP : CA  90266


MORTGAGE AMOUNT :   304,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,288.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 62.16300

 ----------------------------------------------------------------------
00007472012     MORTGAGORS: STRAIGHT             HARRY
                            WOLF                 KAY
 REGION CODE    ADDRESS   : 1200 ALEXANDRA COURT
     01         CITY      : ORLANDO
                STATE/ZIP : FL  32804


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,844.66  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,124.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 70.12987

 ----------------------------------------------------------------------
00007472616     MORTGAGORS: GLENN                R.
                            GLENN                BARBARA
 REGION CODE    ADDRESS   : 23 LONGVIEW ROAD
     00         CITY      : COATESVILLE
                STATE/ZIP : PA  19320


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,750.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,952,800.00     P & I AMT:     15,178.75
UPB AMT:   1,950,975.04

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:            4
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007475577     MORTGAGORS: SMITH                ANDREW
                            SMITH                ROBERTA
 REGION CODE    ADDRESS   : 5102 SOUTH CREEK VIEW
     01         CITY      : CHURCHTON
                STATE/ZIP : MD  20733


MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    257,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,091.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 79.32000

 ----------------------------------------------------------------------
00007478084     MORTGAGORS: PARENTEAU-DUFFY      ANNE
                            DUFFY                PHILLIP
 REGION CODE    ADDRESS   : 4656 N WILSHIRE RD.
     01         CITY      : WHITEFISH BAY
                STATE/ZIP : WI  53211


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,227.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007478316     MORTGAGORS: RICHARDSON           THOMAS
                            RICHARDSON           CINDY
 REGION CODE    ADDRESS   : 2207 SABLE OAKS DRIVE
     01         CITY      : NAPERVILLE
                STATE/ZIP : IL  60564


MORTGAGE AMOUNT :   414,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    413,722.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,037.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00007481823     MORTGAGORS: GOLDNER              ARTHUR
                            GOLDNER              SUSAN
 REGION CODE    ADDRESS   : 40 MAPLE HILL ROAD
     01         CITY      : GLENCOE
                STATE/ZIP : IL  60022


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    499,726.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,023.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 41.66600

 ----------------------------------------------------------------------
00007483720     MORTGAGORS: VICKERS              NEIL
                            VICKERS              MARY
 REGION CODE    ADDRESS   : 47  AARON DRIVE
     01         CITY      : NOVATO
                STATE/ZIP : CA  94949


MORTGAGE AMOUNT :   387,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    386,834.12  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,877.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.91700

 ----------------------------------------------------------------------
00007483761     MORTGAGORS: DAVIS                ROBERT
                            DAVIS                TERRY
 REGION CODE    ADDRESS   :   6548  DEER HOLLOW DR
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95120


MORTGAGE AMOUNT :   499,460.00  OPTION TO CONVERT :
UNPAID BALANCE :    498,820.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,752.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.99900

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,338,060.00     P & I AMT:     18,009.96
UPB AMT:   2,336,104.04

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:            5
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007483779     MORTGAGORS: COOPER               HOWARD
                            COOPER               DENISE
 REGION CODE    ADDRESS   : 12162   SKYWAY DR
     01         CITY      : SANTA ANNA
                STATE/ZIP : CA  92705


MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    322,898.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,377.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00007483829     MORTGAGORS: OLANDER              KRIS
                            OLANDER              HEIDI
 REGION CODE    ADDRESS   : 1060 WILLOW GLEN WAY
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95125


MORTGAGE AMOUNT :   267,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    267,010.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,011.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 89.95200

 ----------------------------------------------------------------------
00007483894     MORTGAGORS: PARK                 HYUN

 REGION CODE    ADDRESS   : 390 NORTH CLARIDGE PLACE
     01         CITY      : ORANGE
                STATE/ZIP : CA  92669


MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,391.28  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,983.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 69.86300

 ----------------------------------------------------------------------
00007483902     MORTGAGORS: AZARI                MEHRZAD
                            AZARI                CINDY
 REGION CODE    ADDRESS   : 5799 PEPPERIDGE WAY
     01         CITY      : CONCORD
                STATE/ZIP : CA  94521


MORTGAGE AMOUNT :   333,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    332,471.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,508.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00007483910     MORTGAGORS: HAMILTON             MICHAEL
                            HAMILTON             JENNIFER
 REGION CODE    ADDRESS   : 1274  COLLINS LANE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95129


MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    311,367.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,289.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007483936     MORTGAGORS: MONASTERIO           DAVID
                            MONASTERIO           KIMBERLEY
 REGION CODE    ADDRESS   : 2301 RAY DRIVE
     01         CITY      : BURLINGAME
                STATE/ZIP : CA  94010


MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    367,027.29  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,732.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 73.60000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,860,600.00     P & I AMT:     13,902.12
UPB AMT:   1,855,166.64

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:            6
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007483951     MORTGAGORS: SCHOLZ               RICHARD
                            SCHOLZ               JEANETTE
 REGION CODE    ADDRESS   : 468  CHESLEY AVENUE
     01         CITY      : MOUNTAIN VIEW
                STATE/ZIP : CA  94040


MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    379,020.72  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,854.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 67.85700

 ----------------------------------------------------------------------
00007483969     MORTGAGORS: KRAMER               KARL
                            TAKAHASHI            MARY N.
 REGION CODE    ADDRESS   :   1561  AWALT COURT
     01         CITY      : LOS ALTOS
                STATE/ZIP : CA  94024


MORTGAGE AMOUNT :   492,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    491,320.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,567.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484009     MORTGAGORS: OLIVER               GARY
                            OLIVER               KRISTIN
 REGION CODE    ADDRESS   : 2285    TUSCANY CIRCLE
     01         CITY      : LIVERMORE
                STATE/ZIP : CA  94550


MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    415,178.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,088.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.92300

 ----------------------------------------------------------------------
00007484025     MORTGAGORS: SURKIS               JULIUS
                            SURKIS               ANGELA
 REGION CODE    ADDRESS   : 156     ARCHER DRIVE
     01         CITY      : SANTA CRUZ
                STATE/ZIP : CA  95060


MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    379,286.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,888.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.33100

 ----------------------------------------------------------------------
00007484058     MORTGAGORS: MIEDEMA              JELMER

 REGION CODE    ADDRESS   : 3486 THORNE ROAD
     01         CITY      : SEBASTOPOL
                STATE/ZIP : CA  95472


MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    261,482.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,945.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484074     MORTGAGORS: FURTEK               FREDDERICK
                            HOWE                 ELEANOR
 REGION CODE    ADDRESS   : 2470 SHARON OAKS DRIVE
     01         CITY      : MENLO PARK
                STATE/ZIP : CA  94025


MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    479,098.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,648.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,410,000.00     P & I AMT:     17,992.90
UPB AMT:   2,405,386.95

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:            7
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007484082     MORTGAGORS: HOEFER               JEFFREY
                            HOEFER               TRACY
 REGION CODE    ADDRESS   : 6074 PASEO PUEBLO DRIVE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95120


MORTGAGE AMOUNT :   251,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,511.96  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,982.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.99600

 ----------------------------------------------------------------------
00007484090     MORTGAGORS: KREUZBERGER          NEIL
                            KREUZBERGER          DANA
 REGION CODE    ADDRESS   :   1938  MATZEN RANH CIR
     01         CITY      : PETALUMA
                STATE/ZIP : CA  94954


MORTGAGE AMOUNT :   466,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    465,416.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,544.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.98700

 ----------------------------------------------------------------------
00007484132     MORTGAGORS: ROMANO               THOMAS
                            GILLIM               RENEE
 REGION CODE    ADDRESS   : 2642 FOREST HILL DRIVE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95130


MORTGAGE AMOUNT :   225,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,625.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,736.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00007484157     MORTGAGORS: DOMINGUEZ            THOMAS
                            DOMINGUEZ            CYNTHIA
 REGION CODE    ADDRESS   : 3182 FOWLER ROAD
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95135


MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,524.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,855.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 87.58800

 ----------------------------------------------------------------------
00007484173     MORTGAGORS: HARDY                KENNETH
                            ROSALES              DENISE
 REGION CODE    ADDRESS   : 966     PATRICIA WAY
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95125


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,514.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,893.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484181     MORTGAGORS: MOONEY               PAUL
                            CLOUD                CAROLE
 REGION CODE    ADDRESS   : 2434 MINIVET COURT
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94566


MORTGAGE AMOUNT :   259,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    258,887.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,926.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 75.62600

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,702,550.00     P & I AMT:     12,938.15
UPB AMT:   1,699,479.84

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:            8
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007484207     MORTGAGORS: LATHAM               ROBERT
                            LATHAM               CYNTHIA
 REGION CODE    ADDRESS   : 363 FERNWOOD DRIVE
     01         CITY      : MORAGA
                STATE/ZIP : CA  94556


MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,259.63  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,237.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 56.48100

 ----------------------------------------------------------------------
00007484215     MORTGAGORS: WHITE                FLOYD
                             WHITE               LINA
 REGION CODE    ADDRESS   :      2  ACORN COURT
     01         CITY      : NOVATO
                STATE/ZIP : CA  94949


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,359.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,691.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 50.72400

 ----------------------------------------------------------------------
00007484231     MORTGAGORS: SUTTER               STEVEN
                            KIP                  PAMELA
 REGION CODE    ADDRESS   :   1806  PEMBRIDGE ST
     01         CITY      : PETALUMA
                STATE/ZIP : CA  94954


MORTGAGE AMOUNT :   221,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,658.25  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,700.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484249     MORTGAGORS: CHIN                 A
                            CHIN                 SHIRLEY
 REGION CODE    ADDRESS   : 746 CHRISTINE DR
     01         CITY      : PALO ALTO
                STATE/ZIP : CA  94303


MORTGAGE AMOUNT :   318,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    316,871.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,361.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 46.90200

 ----------------------------------------------------------------------
00007484256     MORTGAGORS: SCHWARTZ             JERROLD
                            BOLICK               CHARLES
 REGION CODE    ADDRESS   : 2096    CASTRO STREET
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94131


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    347,328.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,568.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.54500

 ----------------------------------------------------------------------
00007484272     MORTGAGORS: VINCENT              RICHARD
                            VINCENT              TERI
 REGION CODE    ADDRESS   : 2818 TUDOR COURT
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94588


MORTGAGE AMOUNT :   511,190.00  OPTION TO CONVERT :
UNPAID BALANCE :    510,535.82  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,840.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.97200

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,055,390.00     P & I AMT:     15,399.74
UPB AMT:   2,049,013.48

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:            9
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007484280     MORTGAGORS: DONAHUE              MICHAEL
                            DONAHUE              PAULA
 REGION CODE    ADDRESS   : 650 SWAIN WOODS TERRACE
     01         CITY      : SEBASTOPOL
                STATE/ZIP : CA  95472


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    274,254.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,017.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 84.35500

 ----------------------------------------------------------------------
00007484298     MORTGAGORS: HAU                  ROBIN

 REGION CODE    ADDRESS   : 460 MILL RIVER LANE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95134


MORTGAGE AMOUNT :   247,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,735.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,878.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484306     MORTGAGORS: RUELAS               JOSE

 REGION CODE    ADDRESS   : 7926 4TH STREET
     01         CITY      : DOWNEY
                STATE/ZIP : CA  90241


MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    300,629.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,395.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
00007484314     MORTGAGORS: FAN                  RODRIC
                            FAN                  JUDY
 REGION CODE    ADDRESS   : 323  LOWER VINTNERS CIRCLE
     01         CITY      : FREMONT
                STATE/ZIP : CA  94539


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,391.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,753.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 61.51100

 ----------------------------------------------------------------------
00007484371     MORTGAGORS: WEBER                MARK
                            WEBER                PRISCILLA
 REGION CODE    ADDRESS   : 1010 EL SOLYO HEIGHTS DRIVE
     01         CITY      : FELTON
                STATE/ZIP : CA  95018


MORTGAGE AMOUNT :   259,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    258,700.74  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,947.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484389     MORTGAGORS: SUH                  MYUNG
                            SUH                  KYUNGOCK
 REGION CODE    ADDRESS   : 22 ELK RUN
     01         CITY      : MONTEREY
                STATE/ZIP : CA  93940


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,473.13  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 60.46500

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,699,400.00     P & I AMT:     12,900.86
UPB AMT:   1,689,185.26

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           10
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007484405     MORTGAGORS: GELATT               PAULA

 REGION CODE    ADDRESS   : 5       HIDDEN OAKS DR.
     01         CITY      : NOVATO
                STATE/ZIP : CA  94945


MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    478,794.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,648.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484413     MORTGAGORS: MORGAN               PHILIP
                            MORGAN               CONNIE
 REGION CODE    ADDRESS   : 845     MIRANDA CREEK COURT
     01         CITY      : ALAMO
                STATE/ZIP : CA  94507


MORTGAGE AMOUNT :   422,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    421,166.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,133.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484439     MORTGAGORS: KWON                 TAEKEUN
                            KWON                 SOON
 REGION CODE    ADDRESS   : 13728   MOONSHADOW PL
     01         CITY      : CHINO HILLS
                STATE/ZIP : CA  91709


MORTGAGE AMOUNT :   241,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,169.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,879.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.21311

 ----------------------------------------------------------------------
00007484447     MORTGAGORS: RUBENS               DAVID
                            RUBENS               SHARON
 REGION CODE    ADDRESS   : 2511 SAN MIGUEL DRIVE
     01         CITY      : WALNUT CREEK
                STATE/ZIP : CA  94596


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    339,345.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,554.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 68.96500

 ----------------------------------------------------------------------
00007484454     MORTGAGORS: BAKER                JEFFREY
                            CRAIG                DIANA
 REGION CODE    ADDRESS   : 1650 MOON MOUNTAIN DRIVE
     01         CITY      : SONOMA
                STATE/ZIP : CA  95476


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,436.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,280.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 66.66600

 ----------------------------------------------------------------------
00007484470     MORTGAGORS: ISAACS               THOMAS
                            OFNER                ANGELA
 REGION CODE    ADDRESS   : 6360 ASCOT DRIVE
     01         CITY      : OAKLAND
                STATE/ZIP : CA  94611


MORTGAGE AMOUNT :   317,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    315,825.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,386.77  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 67.92800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,101,300.00     P & I AMT:     15,882.13
UPB AMT:   2,095,736.64

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           11
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007484496     MORTGAGORS: STASUN               KENNETH
                            STASUN               KATHLEEN
 REGION CODE    ADDRESS   : 635 WOODSIDE WAY
     01         CITY      : WOODSIDE
                STATE/ZIP : CA  94062


MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    648,840.45  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,055.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 76.02300

 ----------------------------------------------------------------------
00007484520     MORTGAGORS: SARAI                KATAYOUN

 REGION CODE    ADDRESS   : 16641 ADLON ROAD
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  91436


MORTGAGE AMOUNT :   412,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    411,245.93  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,167.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484538     MORTGAGORS: FORD                 DANIEL
                            HOLSTEGE             MARY
 REGION CODE    ADDRESS   : 10960   MIRAMONTE ROAD
     01         CITY      : CUPERTINO
                STATE/ZIP : CA  95014


MORTGAGE AMOUNT :   562,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    561,316.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,225.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484546     MORTGAGORS: THOMAS               CRAIG
                            THOMAS               PAMELA
 REGION CODE    ADDRESS   :    165  VAN WINKLE DRIVE
     01         CITY      : SAN ANSELMO
                STATE/ZIP : CA  94960


MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    449,155.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,420.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 72.58000

 ----------------------------------------------------------------------
00007484579     MORTGAGORS: BEARD                THOMAS

 REGION CODE    ADDRESS   :    925  RIDGEVIEW DRIVE
     01         CITY      : HEALDSBURG
                STATE/ZIP : CA  95448


MORTGAGE AMOUNT :   245,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    245,250.29  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,889.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00007484595     MORTGAGORS: O'NEILL              GEORGE
                            O'NEILL              MARGARET
 REGION CODE    ADDRESS   : 131 VIA LUCIA
     01         CITY      : ALAMO
                STATE/ZIP : CA  94507


MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    359,324.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,736.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,680,100.00     P & I AMT:     20,494.48
UPB AMT:   2,675,132.45

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           12
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007484603     MORTGAGORS: MCLELLAN             BRUCE
                            MCLELLAN             JANET
 REGION CODE    ADDRESS   : 8 NORTH ROAD
     01         CITY      : ROSS
                STATE/ZIP : CA  94957


MORTGAGE AMOUNT :   455,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    454,417.74  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,418.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 27.57575

 ----------------------------------------------------------------------
00007484611     MORTGAGORS: FREELAND             STEVEN
                            FREELAND             TERI
 REGION CODE    ADDRESS   : 54 VIENTO DRIVE
     01         CITY      : FREEMONT
                STATE/ZIP : CA  94536


MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    256,517.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,953.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 74.49200

 ----------------------------------------------------------------------
00007484629     MORTGAGORS: O'NEIL               THOMAS
                            O'NEIL               CAROL
 REGION CODE    ADDRESS   : 1118 OAKWOOD CIRCLE
     01         CITY      : CLAYTON
                STATE/ZIP : CA  94517


MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    294,257.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,268.29  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 69.41100

 ----------------------------------------------------------------------
00007484637     MORTGAGORS: BERFIELD             ALEC
                            BERFIELD             BARBARA
 REGION CODE    ADDRESS   : 21667 HERON DRIVE
     01         CITY      : BODEGA BAY
                STATE/ZIP : CA  94923


MORTGAGE AMOUNT :   244,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,063.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,901.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00007484652     MORTGAGORS: INGE                 RONALD
                            INGE                 PATTI
 REGION CODE    ADDRESS   : 18020 CIRCLE VIEW DRIVE
     01         CITY      : PIONEER
                STATE/ZIP : CA  95666


MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,553.12  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,742.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484678     MORTGAGORS: KIM                  MICHAELK
                            KIM                  MOON
 REGION CODE    ADDRESS   : 2730    VISTA CIR
     01         CITY      : ORANGE
                STATE/ZIP : CA  92667


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,576.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,989.11  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,733,500.00     P & I AMT:     13,273.69
UPB AMT:   1,730,386.46

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           13
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007484744     MORTGAGORS: ROBINS               RICHARD
                            ROBINS               KRISTINA
 REGION CODE    ADDRESS   : 3158 MARYOLA COURT
     01         CITY      : LAFAYETTE
                STATE/ZIP : CA  94549


MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    283,627.18  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,108.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484751     MORTGAGORS: WILSON               JOHN
                            PASCHALL             KEITH
 REGION CODE    ADDRESS   : 855 FAXON AVENUE
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94112


MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    395,518.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,044.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484769     MORTGAGORS: OWENS                DAVID
                            OWENS                LISA
 REGION CODE    ADDRESS   : 413 ESMERALDA DRIVE
     01         CITY      : SANTA CRUZ
                STATE/ZIP : CA  95060


MORTGAGE AMOUNT :   374,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    373,556.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,908.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484777     MORTGAGORS: ZARATAN              NILO
                            VISAYA               JUDY
 REGION CODE    ADDRESS   : 458 MONTCLAIR DRIVE
     01         CITY      : SANTA CLARA
                STATE/ZIP : CA  95051


MORTGAGE AMOUNT :   263,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    262,705.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,000.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007484793     MORTGAGORS: QUICKSTAD            JAMES
                            QUICKSTAD            BARBARA
 REGION CODE    ADDRESS   : 13170 LORENE COURT
     01         CITY      : MOUNTAIN VIEW
                STATE/ZIP : CA  94040


MORTGAGE AMOUNT :   334,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    333,352.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,597.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 66.80000

 ----------------------------------------------------------------------
00007484827     MORTGAGORS: LYON                 WILLIE
                            LYON                 SHARON
 REGION CODE    ADDRESS   : 13603 PRISTINE PARK
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77041


MORTGAGE AMOUNT :   232,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    232,110.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,766.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 72.07700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,883,600.00     P & I AMT:     14,427.27
UPB AMT:   1,880,870.93

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           14
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007484835     MORTGAGORS: VOGEL                BONNIE

 REGION CODE    ADDRESS   : 1437 SELBORN PLACE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95126


MORTGAGE AMOUNT :   410,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    409,371.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,083.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.99400

 ----------------------------------------------------------------------
00007484843     MORTGAGORS: RAHMAN               AHMEDUR
                            RAHMAN               FATEMA
 REGION CODE    ADDRESS   : 25-38 32ND STREET
     01         CITY      : LONG ISLAND CITY
                STATE/ZIP : NY  11102


MORTGAGE AMOUNT :   211,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    210,780.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,551.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00007484850     MORTGAGORS: YOUNG                STANLEY

 REGION CODE    ADDRESS   : 6588 DEER HOLLOW DRIVE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95120


MORTGAGE AMOUNT :   643,772.00  OPTION TO CONVERT :
UNPAID BALANCE :    642,467.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,723.77  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.99900

 ----------------------------------------------------------------------
00007484926     MORTGAGORS: O'DONNELL            DANIEL
                            O'DONNELL            SUSAN
 REGION CODE    ADDRESS   : 40 NUNES DRIVE
     01         CITY      : NOVATO
                STATE/ZIP : CA  94945


MORTGAGE AMOUNT :   547,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    547,062.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,019.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 70.68300

 ----------------------------------------------------------------------
00007484934     MORTGAGORS: GANZ                 STEVEN
                            GANZ                 JUDITH
 REGION CODE    ADDRESS   :     49  STILLINGS AVE
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94131


MORTGAGE AMOUNT :   305,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,911.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,295.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.97300

 ----------------------------------------------------------------------
00007484967     MORTGAGORS: SURPRENANT           JOSEPH
                            SURPRENANT           MONICA
 REGION CODE    ADDRESS   : 1406    ORMSBY DRIVE
     01         CITY      : SUNNYVALE
                STATE/ZIP : CA  94087


MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    302,136.12  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,303.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 71.29400

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,421,972.00     P & I AMT:     17,976.58
UPB AMT:   2,416,729.83

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           15
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007484991     MORTGAGORS: VIETS                WESLEY
                            VIETS                PENNI
 REGION CODE    ADDRESS   : 203     WIXON AVENUE
     01         CITY      : APTOS
                STATE/ZIP : CA  95003


MORTGAGE AMOUNT :   335,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    334,689.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,548.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00007485030     MORTGAGORS: WEISE                GEORGE
                            YEHLE                CYNTHIA
 REGION CODE    ADDRESS   : 1227 BEATTIE LANE
     01         CITY      : SEBASTOPOL
                STATE/ZIP : CA  95472


MORTGAGE AMOUNT :   319,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    318,421.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,398.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007485048     MORTGAGORS: TAITANO              JOHN
                            TAITANO              ELIZABETH
 REGION CODE    ADDRESS   : 5456    EDGEWOOD DR
     01         CITY      : LA VERNE
                STATE/ZIP : CA  91750


MORTGAGE AMOUNT :   319,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    318,856.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,514.29  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007485071     MORTGAGORS: BLOCK                BRUCE
                            BLOCK                JANE
 REGION CODE    ADDRESS   : 1935 MILLER LANE
     01         CITY      : WALNUT CREEK
                STATE/ZIP : CA  94595


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    339,564.89  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,554.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007485089     MORTGAGORS: TUREK                JOHN
                            TUREK                NANCY
 REGION CODE    ADDRESS   : 1230    SHERMAN AVENUE
     01         CITY      : MENLO PARK
                STATE/ZIP : CA  94025


MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    295,658.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,328.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 78.72300

 ----------------------------------------------------------------------
00007485097     MORTGAGORS: DAVIS                DEAN
                            DAVIS                BEVERLY
 REGION CODE    ADDRESS   : 10300 BROOKS RD
     01         CITY      : WINDSOR
                STATE/ZIP : CA  95492


MORTGAGE AMOUNT :   215,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,892.72  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,654.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,825,250.00     P & I AMT:     13,998.11
UPB AMT:   1,822,083.11

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           16
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00007485105     MORTGAGORS: CLARK                STEVEN
                            CLARK                ANN
 REGION CODE    ADDRESS   : 633 BURTON DRIVE
     01         CITY      : LAFAYETTE
                STATE/ZIP : CA  94549


MORTGAGE AMOUNT :   269,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,255.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,025.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00007485121     MORTGAGORS: RODRIGUEZ            GUADALUPE
                            RODRIGUEZ            RAMON
 REGION CODE    ADDRESS   : 19728 RAY CIRCLE
     01         CITY      : CERRITOS
                STATE/ZIP : CA  90703


MORTGAGE AMOUNT :   223,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,499.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,841.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 89.89900

 ----------------------------------------------------------------------
00007485188     MORTGAGORS: MEYER                BLAKE
                            MEYER                TRACY
 REGION CODE    ADDRESS   :   3599  SUTTON LOOP
     01         CITY      : FREMONT
                STATE/ZIP : CA  94536


MORTGAGE AMOUNT :   251,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,835.18  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,021.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 94.99000

 ----------------------------------------------------------------------
00007485675     MORTGAGORS: ASHAR                BIMAL

 REGION CODE    ADDRESS   : 2388 KENILWORTH ROAD
     01         CITY      : CLEVELAND HEIGHTS
                STATE/ZIP : OH  44106


MORTGAGE AMOUNT :   215,175.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,175.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,712.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00007487374     MORTGAGORS: FUCHS                SUSAN

 REGION CODE    ADDRESS   : 2741 B JANSSEN AVE
     01         CITY      : CHICAGO
                STATE/ZIP : IL  60614


MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,925.46  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 89.92900

 ----------------------------------------------------------------------
00030253413     MORTGAGORS: LAZARI               VIOLET

 REGION CODE    ADDRESS   : 3470 MILLBURN AVENUE
     01         CITY      : BALDWIN
                STATE/ZIP : NY  11510


MORTGAGE AMOUNT :   215,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,118.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,788.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.37500  MATURITY DATE     :   05/01/25
CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
LTV :                 69.35483

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,416,875.00     P & I AMT:     11,314.35
UPB AMT:   1,413,882.74

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           17
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030279897     MORTGAGORS: WEINSTEIN            JEFFREY
                            WEINSTEIN            RICKI
 REGION CODE    ADDRESS   : 6180 NORTH WHALEBACK PLACE
     01         CITY      : TUSCON
                STATE/ZIP : AZ  85715


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,528.74  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,568.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 42.94400

 ----------------------------------------------------------------------
00030342570     MORTGAGORS: SNAPP                CHARLES
                            SNAPP                JOANNA
 REGION CODE    ADDRESS   : 757 EAGLE POINT DRIVE
     01         CITY      : VENICE
                STATE/ZIP : FL  34293


MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    359,787.45  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,800.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 68.57100

 ----------------------------------------------------------------------
00030392823     MORTGAGORS: DOHERTY              KEVIN
                            PESCE                DIANA
 REGION CODE    ADDRESS   : 5 GLO-BAR DRIVE
     01         CITY      : MANALAPAN
                STATE/ZIP : NJ  07726


MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    257,843.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,983.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.81800

 ----------------------------------------------------------------------
00030401012     MORTGAGORS: SCANNAPIECO          ERIC
                            SCANNAPIECO          KATHLEEN
 REGION CODE    ADDRESS   : 150 TUDOR DR
     01         CITY      : N WALES
                STATE/ZIP : PA  19454


MORTGAGE AMOUNT :   254,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,350.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,866.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 89.90900

 ----------------------------------------------------------------------
00030416549     MORTGAGORS: COLUMBIA             DONALD
                            COLUMBIA             CELIA
 REGION CODE    ADDRESS   : 14 PYNGYP ROAD
     01         CITY      : STONY POINT
                STATE/ZIP : NY  10980


MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    333,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,649.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030426381     MORTGAGORS: BOWMAN               DAVID
                            BOWMAN               SHARON
 REGION CODE    ADDRESS   : 11 REED AVE
     01         CITY      : WESTBOROUGH
                STATE/ZIP : MA  01581


MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    315,740.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,102.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,871,350.00     P & I AMT:     13,970.22
UPB AMT:   1,870,250.86

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           18
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030428908     MORTGAGORS: VOLL                 EUGENE

 REGION CODE    ADDRESS   : 26 ROSE ROAD
     01         CITY      : WEST NYACK
                STATE/ZIP : NY  10994


MORTGAGE AMOUNT :   256,280.00  OPTION TO CONVERT :
UNPAID BALANCE :    256,280.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,925.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 94.99900

 ----------------------------------------------------------------------
00030442552     MORTGAGORS: ELLINGWOOD           JOHN
                            ELLINGWOOD           YVETTE
 REGION CODE    ADDRESS   : 5437 COLODNY DRIVE
     01         CITY      : AGOURA HILLS
                STATE/ZIP : CA  91301


MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    373,548.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,693.72  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/25
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030444939     MORTGAGORS: SHOTTS               STEVE
                            SHOTTS               PHYLLIS
 REGION CODE    ADDRESS   : 135 ARAPAHOE RIDGE
     01         CITY      : WEATHERFORD
                STATE/ZIP : TX  76087


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,525.84  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,781.99  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030454060     MORTGAGORS: PFEIFFER             ARTHUR

 REGION CODE    ADDRESS   : 6460 SPARTINA CIRCLE
     01         CITY      : JUPITER
                STATE/ZIP : FL  33458


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    399,763.84  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,111.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 87.72200

 ----------------------------------------------------------------------
00030458525     MORTGAGORS: LADERMAN             BRUCE

 REGION CODE    ADDRESS   : 8516 EATON DRIVE
     01         CITY      : SAGAMORE HILLS
                STATE/ZIP : OH  44129


MORTGAGE AMOUNT :   246,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,951.27  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,765.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 94.38600

 ----------------------------------------------------------------------
00030473490     MORTGAGORS: DYKES                JAMES

 REGION CODE    ADDRESS   : 1155 APPLACHIAN
     01         CITY      : FLAGSTAFF
                STATE/ZIP : AZ  86004


MORTGAGE AMOUNT :   229,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,228.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,785.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 88.26900

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,748,280.00     P & I AMT:     13,063.21
UPB AMT:   1,743,297.85

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           19
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030475149     MORTGAGORS: HEALY                EILEEN

 REGION CODE    ADDRESS   : 1110 OAKRIDGE COURT
     01         CITY      : LOVELAND
                STATE/ZIP : OH  45140


MORTGAGE AMOUNT :   273,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    271,969.07  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,841.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.12500  MATURITY DATE     :   03/01/26
CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
LTV :                 94.98800

 ----------------------------------------------------------------------
00030484612     MORTGAGORS: OLYMPIOS             JAMES
                            OLYMPIOS             PERI
 REGION CODE    ADDRESS   : 6 HARVARD PLACE
     01         CITY      : LIVINGSTON
                STATE/ZIP : NJ  07039


MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    345,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,531.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 69.69600

 ----------------------------------------------------------------------
00030486567     MORTGAGORS: MATOTEK              JOSEPH
                            MATOTEK              JEANNE
 REGION CODE    ADDRESS   : 7750 SANDSTONE COURT
     01         CITY      : ELLICOTT CITY
                STATE/ZIP : MD  21043


MORTGAGE AMOUNT :   239,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    237,170.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,630.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.25000  MATURITY DATE     :   03/01/26
CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
LTV :                 93.72500

 ----------------------------------------------------------------------
00030488878     MORTGAGORS: WATSON               MICHAEL

 REGION CODE    ADDRESS   : 5839 EAST ABBEY ROAD
     01         CITY      : FLAGSTAFF
                STATE/ZIP : AZ  86004


MORTGAGE AMOUNT :   254,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,153.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,000.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.99400

 ----------------------------------------------------------------------
00030491138     MORTGAGORS: FANTUS               STEPHEN
                            FANTUS               SUSAN
 REGION CODE    ADDRESS   : 4 SUMMIT TRAIL
     01         CITY      : FLEMINGTON
                STATE/ZIP : NJ  08822


MORTGAGE AMOUNT :   222,482.00  OPTION TO CONVERT :
UNPAID BALANCE :    221,847.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,593.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 73.42600

 ----------------------------------------------------------------------
00030492383     MORTGAGORS: ALLEN                RAYMOND
                            ALLEN                SHARON
 REGION CODE    ADDRESS   : 2007 E MARLENE DRIVE
     01         CITY      : GILBERT
                STATE/ZIP : AZ  85296


MORTGAGE AMOUNT :   246,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,250.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,981.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 94.99500

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,580,332.00     P & I AMT:     11,579.03
UPB AMT:   1,576,391.15

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           20
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030494355     MORTGAGORS: WARD                 FLOYD
                            WARD                 SALLY
 REGION CODE    ADDRESS   : 3380 BLODGETT DRIVE
     01         CITY      : COLORADO SPRINGS
                STATE/ZIP : CO  80919


MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,888.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,657.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/26
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 74.06200

 ----------------------------------------------------------------------
00030500185     MORTGAGORS: SCHUSTER             JOHN
                            SCHUSTER             JANET
 REGION CODE    ADDRESS   : 3202 CYPRESS CREEK ROAD
     01         CITY      : CHAMPAIGN
                STATE/ZIP : IL  61821


MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,880.79  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,822.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 89.95900

 ----------------------------------------------------------------------
00030502116     MORTGAGORS: SCHIEB               SCOTT
                            SCHIEB               TAMMY
 REGION CODE    ADDRESS   : 2938 DICK WILSON DRIVE
     01         CITY      : SARASOTA
                STATE/ZIP : FL  34240


MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    419,758.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,304.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 61.76400

 ----------------------------------------------------------------------
00030510879     MORTGAGORS: OBERG                HANS
                            OBERG                CHRISTINA
 REGION CODE    ADDRESS   : 5033 SILVERLAKE DRIVE
     01         CITY      : PLANO
                STATE/ZIP : TX  75093


MORTGAGE AMOUNT :   226,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,213.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,699.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   02/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
00030521033     MORTGAGORS: FLYNN                DANIEL

 REGION CODE    ADDRESS   : 1736 ARCH AVE SOUTHWEST
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98116


MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    600,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,560.43  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030523385     MORTGAGORS: BACON                GEORGE
                            BACON                LINDA
 REGION CODE    ADDRESS   : 17 HAZELNUT STREET
     01         CITY      : ACTON
                STATE/ZIP : MA  01720


MORTGAGE AMOUNT :   341,776.00  OPTION TO CONVERT :
UNPAID BALANCE :    341,776.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,750.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,048,876.00     P & I AMT:     15,793.96
UPB AMT:   2,046,516.67

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           21
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030523757     MORTGAGORS: GLOW                 MICHAEL
                            BRUNO                MARY
 REGION CODE    ADDRESS   : 7540 WOODBOROUGH DRIVE
     01         CITY      : GRANITE BAY
                STATE/ZIP : CA  95746


MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,468.99  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,142.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/25
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030527311     MORTGAGORS: MORGAN               GEORGE
                            MORGAN               GLENDA
 REGION CODE    ADDRESS   : 25 CONSTITUTION WAY
     01         CITY      : SOUTH RIVER
                STATE/ZIP : NJ  08882


MORTGAGE AMOUNT :   229,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,900.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,767.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.99400

 ----------------------------------------------------------------------
00030529762     MORTGAGORS: CHUN                 JANE
                            OYAMA                KEITH
 REGION CODE    ADDRESS   : 963 ARMILLARIA
     01         CITY      : LAS VEGAS
                STATE/ZIP : NV  89015


MORTGAGE AMOUNT :   298,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    298,132.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,373.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030530976     MORTGAGORS: SELIGMAN             HYATT
                            SELIGMAN             ROBIN
 REGION CODE    ADDRESS   : 6843 EAST HIDDEN OAKS LN.
     01         CITY      : ORANGE
                STATE/ZIP : CA  92667


MORTGAGE AMOUNT :   395,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    395,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,973.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 65.95833

 ----------------------------------------------------------------------
00030531164     MORTGAGORS: NORDONE              THOMAS
                            NORDONE              CHRISTINE
 REGION CODE    ADDRESS   : 3 RIDINGS WAY
     01         CITY      : CHADDS  FORD
                STATE/ZIP : PA  19317


MORTGAGE AMOUNT :   317,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    317,050.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,274.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 78.39500

 ----------------------------------------------------------------------
00030531701     MORTGAGORS: PARTRIDGE            DAVID

 REGION CODE    ADDRESS   : 8801 KINGSTON FOREST DRIVE
     01         CITY      : CHARLOTTE
                STATE/ZIP : NC  28277


MORTGAGE AMOUNT :   223,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,068.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,736.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 94.99100

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,740,150.00     P & I AMT:     13,267.74
UPB AMT:   1,737,370.35

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           22
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030533699     MORTGAGORS: OAKES                NANCY

 REGION CODE    ADDRESS   : 2314 HIGHLAND TERRACE
     01         CITY      : FALLS CHURCH
                STATE/ZIP : VA  22046


MORTGAGE AMOUNT :   232,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    232,102.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,627.78  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030534531     MORTGAGORS: BOWERS               BRIAN
                            BOWERS               SUSAN
 REGION CODE    ADDRESS   : LOT 35 DESERT VIEW
     01         CITY      : PHOENIX
                STATE/ZIP : AZ  85045


MORTGAGE AMOUNT :   240,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,561.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,895.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.99400

 ----------------------------------------------------------------------
00030536387     MORTGAGORS: SHANNON              CHARLES
                            NELSON-SHANNON       ROBYN
 REGION CODE    ADDRESS   : 231 BUTLER DRIVE
     01         CITY      : BARTLETT
                STATE/ZIP : IL  60103


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,888.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 87.14100

 ----------------------------------------------------------------------
00030539498     MORTGAGORS: KENT                 THOMAS
                            KENT                 ROSE
 REGION CODE    ADDRESS   : 2048 E. 171ST COURT
     01         CITY      : SOUTH HOLLAND
                STATE/ZIP : IL  60473


MORTGAGE AMOUNT :   243,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    243,300.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,935.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.96400

 ----------------------------------------------------------------------
00030540595     MORTGAGORS: KLING                JEFFREY
                            HAIRFIELD            BRENDA
 REGION CODE    ADDRESS   : 6619 OAK ROCK COURT
     01         CITY      : CENTREVILLE
                STATE/ZIP : VA  22121


MORTGAGE AMOUNT :   219,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,867.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,683.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.80500

 ----------------------------------------------------------------------
00030540843     MORTGAGORS: WOLFE                ADAM
                            WOLFE                LORISE
 REGION CODE    ADDRESS   : 601 JUNEBERRY COURT
     01         CITY      : BOWIE
                STATE/ZIP : MD  20721


MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    291,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,109.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 89.97300

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,467,000.00     P & I AMT:     11,140.74
UPB AMT:   1,465,831.08

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           23
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030541148     MORTGAGORS: ELDER                DELLA

 REGION CODE    ADDRESS   : 2911 NORTH SANTA ANA LANE
     01         CITY      : TUCSON
                STATE/ZIP : AZ  85749


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    278,994.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,177.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 73.68400

 ----------------------------------------------------------------------
00030541767     MORTGAGORS: BLAKE                GLENN

 REGION CODE    ADDRESS   : 4126 W. NORTHAMPTON PLACE
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77098


MORTGAGE AMOUNT :   235,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,811.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030545164     MORTGAGORS: DIPIETRO             NANCY
                            DIPIETRO             LAWRENCE
 REGION CODE    ADDRESS   : 5432 CHANDLEY FARM CIR
     01         CITY      : CHANTILLY
                STATE/ZIP : VA  22020


MORTGAGE AMOUNT :   231,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,772.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,655.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 55.02300

 ----------------------------------------------------------------------
00030548077     MORTGAGORS: DEPRISCO             SALVATORE
                            DEPRISCO             SANDRA
 REGION CODE    ADDRESS   : 308 HIGHVIEW CIRCLE
     01         CITY      : WEST CHESTER
                STATE/ZIP : PA  19382


MORTGAGE AMOUNT :   266,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,912.18  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,906.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 84.47600

 ----------------------------------------------------------------------
00030548218     MORTGAGORS: SANDERSON            BRUCE
                            SANDERSON            JEAN
 REGION CODE    ADDRESS   : 201 HARRISON STREET UNIT 910
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94105


MORTGAGE AMOUNT :   218,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    216,707.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,660.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/25
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 94.95600

 ----------------------------------------------------------------------
00030549695     MORTGAGORS: ZUREY                EDWARD
                            ZUREY                MARY
 REGION CODE    ADDRESS   : 116 COMMODORE LANE
     01         CITY      : SMITHFIELD
                STATE/ZIP : VA  23430


MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    308,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,368.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,539,200.00     P & I AMT:     11,579.66
UPB AMT:   1,535,986.10

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           24
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030550263     MORTGAGORS: HENRY                TYSON
                            HENRY                LAURIE
 REGION CODE    ADDRESS   : 11940 DUSTY ROSE ROAD NE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87122


MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    267,845.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,108.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.23000

 ----------------------------------------------------------------------
00030550743     MORTGAGORS: STILLMAN             GREGORY
                            STILLMAN             PATRICIA
 REGION CODE    ADDRESS   : 1425 ABBEY LANE
     01         CITY      : HUNTINGTON
                STATE/ZIP : MD  20639


MORTGAGE AMOUNT :   220,050.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,482.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,653.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 94.99200

 ----------------------------------------------------------------------
00030550891     MORTGAGORS: HEARL                WARREN
                            HEARL                TERI
 REGION CODE    ADDRESS   : 3612 BACHE PLACE
     01         CITY      : EL DORADO HILLS
                STATE/ZIP : CA  95762


MORTGAGE AMOUNT :   221,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    221,175.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,760.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.01700

 ----------------------------------------------------------------------
00030554828     MORTGAGORS: HASHIMI              HAKIM

 REGION CODE    ADDRESS   : 15693 N OLD WATERFORD ROAD
     01         CITY      : WATERFORD
                STATE/ZIP : VA  22190


MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,402.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,825.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030555510     MORTGAGORS: BENITEZ              ALBERTO
                            SALAS                JANICE
 REGION CODE    ADDRESS   : 1208 PORTNER ROAD
     01         CITY      : ALEXANDRIA
                STATE/ZIP : VA  22314


MORTGAGE AMOUNT :   221,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    221,113.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,800.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030556112     MORTGAGORS: BEYER                DAVID

 REGION CODE    ADDRESS   : 309 ACACIA DRIVE
     01         CITY      : SEDONA
                STATE/ZIP : AZ  86336


MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    375,565.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,957.99  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,558,450.00     P & I AMT:     12,106.63
UPB AMT:   1,556,586.26

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           25
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030556476     MORTGAGORS: D'ACOSTA             CHRIS

 REGION CODE    ADDRESS   : 1159 N. WOODDRIDGE
     01         CITY      : WICHITA
                STATE/ZIP : KS  67206


MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,584.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,441.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.76500

 ----------------------------------------------------------------------
00030558951     MORTGAGORS: BEREZIN              MARC

 REGION CODE    ADDRESS   : 67 TWEED BOULEVARD
     01         CITY      : UPPER GRANDVIEW
                STATE/ZIP : NY  10960


MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    649,552.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,712.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 68.42100

 ----------------------------------------------------------------------
00030559736     MORTGAGORS: GRIMDITCH            WILLIAM
                            GRIMDITCH            HEIDI
 REGION CODE    ADDRESS   : 1900 SENDA ROCASA
     01         CITY      : BOULDER
                STATE/ZIP : CO  80303


MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    419,752.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,266.72  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 64.61500

 ----------------------------------------------------------------------
00030559744     MORTGAGORS: VAN HORN             THOMAS
                            VAN HORN             JUDY
 REGION CODE    ADDRESS   : 17630 EAST CARIBOU DRIVE
     01         CITY      : MONUMENT
                STATE/ZIP : CO  80132


MORTGAGE AMOUNT :   242,910.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,766.59  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,889.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030561427     MORTGAGORS: HAVILAND             KEVIN
                            GAMINDE-HAVILAND     CYNTHIA
 REGION CODE    ADDRESS   : 12228 N ANTELOPE TRAIL
     01         CITY      : PARKER
                STATE/ZIP : CO  80134


MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,603.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,861.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030561526     MORTGAGORS: WILSON               RICHARD
                            WILSON               MICHELLE
 REGION CODE    ADDRESS   : 532 GRAND AVENUE
     01         CITY      : HAVERTOWN
                STATE/ZIP : PA  19083


MORTGAGE AMOUNT :   213,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,696.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.96600

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,085,110.00     P & I AMT:     15,868.75
UPB AMT:   2,083,458.91

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           26
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030562078     MORTGAGORS: CUNNINGHAM           DAVID
                            COX-CUNNINGHAM       JACQUELYNN
 REGION CODE    ADDRESS   : 125 PARK CREEK DRIVE
     01         CITY      : ALPHARETTA
                STATE/ZIP : GA  30202


MORTGAGE AMOUNT :   233,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,772.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 94.99900

 ----------------------------------------------------------------------
00030562854     MORTGAGORS: RUGER                JAMES
                            KAPLAN               JOANN
 REGION CODE    ADDRESS   : 233 BOUWREY PLACE
     01         CITY      : WHITEHOUSE STATION
                STATE/ZIP : NJ  08889


MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,013.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 93.10200

 ----------------------------------------------------------------------
00030563902     MORTGAGORS: WYLIE                SCOTT

 REGION CODE    ADDRESS   : 405 HIDDEN OAKS LANE
     01         CITY      : CORSICANA
                STATE/ZIP : TX  75110


MORTGAGE AMOUNT :   223,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,140.82  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,718.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.83900

 ----------------------------------------------------------------------
00030564082     MORTGAGORS: AGUILERA             JUAN
                            AGUILERA             ESPERANZA
 REGION CODE    ADDRESS   : 13810 BLUFF ROCK ST.
     01         CITY      : SAN ANTONIO
                STATE/ZIP : TX  78216


MORTGAGE AMOUNT :   254,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,145.82  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,980.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030565386     MORTGAGORS: ALCAREZ              CYNTHIA
                            JEW                  RAYMOND
 REGION CODE    ADDRESS   : 3099 DELTA ROAD
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95135


MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    245,854.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,913.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 94.61500

 ----------------------------------------------------------------------
00030565519     MORTGAGORS: VEKSLER              NATALYA
                            ZELIKSON             MICHAEL
 REGION CODE    ADDRESS   : 24 CHURCHILL ROAD
     01         CITY      : MARBLEHEAD
                STATE/ZIP : MA  01945


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,635.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,306.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 78.94700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,525,350.00     P & I AMT:     11,705.17
UPB AMT:   1,523,976.61

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           27
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030565642     MORTGAGORS: RUBENFIELD           TERRY
                            RUBENFIELD           CARRIE
 REGION CODE    ADDRESS   : 11 LISA DRIVE
     01         CITY      : DIX HILLS
                STATE/ZIP : NY  11746


MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    375,598.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,059.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030565881     MORTGAGORS: LOVATO               FRANK
                            LOVATO               ELAINE
 REGION CODE    ADDRESS   : 261 TORTOISE LANE
     01         CITY      : FRANKLIN LAKES
                STATE/ZIP : NJ  07417


MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    315,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,450.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 68.62700

 ----------------------------------------------------------------------
00030566111     MORTGAGORS: HAYDEN               CLIFFORD

 REGION CODE    ADDRESS   : 265 COURTHOUSE PEAK LANE
     01         CITY      : RIDGEWAY
                STATE/ZIP : CO  81432


MORTGAGE AMOUNT :   267,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,609.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,101.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 58.06500

 ----------------------------------------------------------------------
00030566350     MORTGAGORS: FELDER               WILSON
                            STOTTLEMYER          LAURA
 REGION CODE    ADDRESS   : 4 FARMINGTON COURT
     01         CITY      : CHEVY CHASE
                STATE/ZIP : MD  20815


MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    439,465.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,383.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030566806     MORTGAGORS: WHITTEN              JOHN
                            WHITTEN              V.
 REGION CODE    ADDRESS   : 715 SINGLETREE ROAD #B-1
     01         CITY      : EDWARDS
                STATE/ZIP : CO  81632


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,716.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,005.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030566954     MORTGAGORS: MC CRAW              EARL
                            MC CRAW              JOAN
 REGION CODE    ADDRESS   : 3955 RIVER HOLLOW RUN
     01         CITY      : DULUTH
                STATE/ZIP : GA  30136


MORTGAGE AMOUNT :   273,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,980.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 94.83400

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,923,300.00     P & I AMT:     14,979.72
UPB AMT:   1,919,589.68

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           28
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030567176     MORTGAGORS: KADET                RODGER
                            KADET                KATHERINE
 REGION CODE    ADDRESS   : 60 WOODVIEW LANE
     01         CITY      : LAMONT
                STATE/ZIP : IL  60439


MORTGAGE AMOUNT :   522,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    522,499.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,112.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 74.99600

 ----------------------------------------------------------------------
00030567945     MORTGAGORS: DAY                  LAWRENCE
                            DAY                  JOANNE
 REGION CODE    ADDRESS   : 12801 TALLEY LANE
     01         CITY      : DARNESTOWN
                STATE/ZIP : MD  20878


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,812.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,898.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 62.31000

 ----------------------------------------------------------------------
00030568059     MORTGAGORS: CLEAVER              THOBURN
                            CLEAVER              LAUREN
 REGION CODE    ADDRESS   : 4560 SAINT VRAIN ROAD
     01         CITY      : LONGMONT
                STATE/ZIP : CO  80503


MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    312,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,289.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 42.16200

 ----------------------------------------------------------------------
00030568406     MORTGAGORS: CHILD                JOHN
                            CHILD                MARTHA
 REGION CODE    ADDRESS   : 20561 TANGLEWOOD WAY
     01         CITY      : STERLING
                STATE/ZIP : VA  20165


MORTGAGE AMOUNT :   270,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    270,067.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,937.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030569776     MORTGAGORS: BODZINER             STEVEN
                            BODZINER             CATHERINE
 REGION CODE    ADDRESS   : 38 GOULD ST
     01         CITY      : EAST HAMPTON
                STATE/ZIP : NY  11937


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,863.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,011.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 70.42200

 ----------------------------------------------------------------------
00030570568     MORTGAGORS: SANDLER              BRUCE
                            SANDLER              MICHELLE
 REGION CODE    ADDRESS   : 157 ALDERSHOT LANE
     01         CITY      : CARLISLE
                STATE/ZIP : MA  01741


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,680.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,878.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 50.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,870,250.00     P & I AMT:     14,127.98
UPB AMT:   1,868,922.68

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           29
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030571194     MORTGAGORS: LANDS                GERALD

 REGION CODE    ADDRESS   : 3090 STEWARTS SLIP
     01         CITY      : CHINO VALLEY
                STATE/ZIP : AZ  86323


MORTGAGE AMOUNT :   328,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    327,840.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,494.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 59.68100

 ----------------------------------------------------------------------
00030571236     MORTGAGORS: BARNETT              HAROLD
                            BARNETT              MARY
 REGION CODE    ADDRESS   : 11 MIDDLE ROAD
     01         CITY      : SUDBURY
                STATE/ZIP : MA  01776


MORTGAGE AMOUNT :   276,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    276,137.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,053.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
00030571616     MORTGAGORS: WEIGEL               PAUL
                            WEIGEL               JANET
 REGION CODE    ADDRESS   : 817 HOLLOWDALE
     01         CITY      : EDMOND
                STATE/ZIP : OK  73003


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,836.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,856.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 76.21900

 ----------------------------------------------------------------------
00030572044     MORTGAGORS: MAZZO                DAVID
                            MAZZO                CHERYL ANN
 REGION CODE    ADDRESS   : 206 SUGARTOWN ROAD
     01         CITY      : DEVON
                STATE/ZIP : PA  19333


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,504.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,507.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 77.77700

 ----------------------------------------------------------------------
00030572374     MORTGAGORS: LIVINGSTON           DOUGLAS
                            LIVINGSTON           ELIZABETH
 REGION CODE    ADDRESS   : 1200 MAIN STREET
     01         CITY      : MONTARA
                STATE/ZIP : CA  94037


MORTGAGE AMOUNT :   476,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    475,035.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,492.72  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.86500

 ----------------------------------------------------------------------
00030572408     MORTGAGORS: PALAEZ               MARC
                            PALAEZ               SHEILA
 REGION CODE    ADDRESS   : 112 WORPLESDON
     01         CITY      : WILLIAMSBURG
                STATE/ZIP : VA  23188


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    339,766.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,465.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,020,750.00     P & I AMT:     14,869.60
UPB AMT:   2,018,119.82

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           30
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030572838     MORTGAGORS: GRAZIOSI             MARIE

 REGION CODE    ADDRESS   :   FOREST DRIVE
     01         CITY      : SANDS POINT
                STATE/ZIP : NY  11050


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    499,697.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,844.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 67.56700

 ----------------------------------------------------------------------
00030572895     MORTGAGORS: TOWNSEND             MONTE
                            TOWNSEND             ONITA
 REGION CODE    ADDRESS   : 14641 GOLDEN VIEW DRIVE
     01         CITY      : ANCHORAGE
                STATE/ZIP : AK  99516


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    399,229.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,005.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 64.77700

 ----------------------------------------------------------------------
00030573315     MORTGAGORS: GARCIA               ELOY
                            GARCIA               ANA
 REGION CODE    ADDRESS   : 9910 SW 147TH STREET
     01         CITY      : MIAMI
                STATE/ZIP : FL  33179


MORTGAGE AMOUNT :   305,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    305,097.04  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,430.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 89.98500

 ----------------------------------------------------------------------
00030573885     MORTGAGORS: STEVENSON            WAYNE
                            STEVENSON            KATHLEEN
 REGION CODE    ADDRESS   : 85 HASTINGS AVE
     01         CITY      : CROTON ON HUDSON
                STATE/ZIP : NY  10520


MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    222,867.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,657.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030574008     MORTGAGORS: SHERMAN              JEFFREY
                            SHERMAN              MARILYN
 REGION CODE    ADDRESS   : 917 OSAGE LANE
     01         CITY      : WILMETTE
                STATE/ZIP : IL  60091


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,076.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 36.73400

 ----------------------------------------------------------------------
00030574057     MORTGAGORS: ROGERS               JAMES
                            ROGERS               CAROL
 REGION CODE    ADDRESS   : 15524 BORGES DRIVE
     01         CITY      : MOORPARK
                STATE/ZIP : CA  93021


MORTGAGE AMOUNT :   295,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    295,300.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,192.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 89.98900

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,994,050.00     P & I AMT:     15,206.62
UPB AMT:   1,992,190.99

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           31
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030574214     MORTGAGORS: DEWING               BRUCE
                            DEWING               JERRY
 REGION CODE    ADDRESS   : 1719 SUNRISE PASS ROAD
     01         CITY      : MINDEN
                STATE/ZIP : NV  89423


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,857.31  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,951.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030574438     MORTGAGORS: KROSBY               H.
                            KROSBY               QUINCY
 REGION CODE    ADDRESS   : 63 OLD SOUTH ROAD
     01         CITY      : LITCHFIELD
                STATE/ZIP : CT  06759


MORTGAGE AMOUNT :   288,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    288,096.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,345.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 89.99300

 ----------------------------------------------------------------------
00030574453     MORTGAGORS: THYFAULT             MARY
                            CLARK                ALLEN
 REGION CODE    ADDRESS   : 3303 MIDLAND ROAD
     01         CITY      : FAIRFAX
                STATE/ZIP : VA  22031


MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,011.48  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,816.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030574537     MORTGAGORS: NOMAI                ALI
                            NOMAI                THERESA
 REGION CODE    ADDRESS   : 100 HARBOR DRIVE 1905
     01         CITY      : SAN DIEGO
                STATE/ZIP : CA  92101


MORTGAGE AMOUNT :   433,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    433,350.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,411.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030575013     MORTGAGORS: SPENCER              PAUL
                            SPENCER              WINONA
 REGION CODE    ADDRESS   : 6733 NORTHFACE LANE
     01         CITY      : COLORADO SPRINGS
                STATE/ZIP : CO  80919


MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,715.48  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,799.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030575328     MORTGAGORS: KOCZ                 MICHAEL
                            KOCZ                 TRACEY
 REGION CODE    ADDRESS   : ONE HARMONY HILL
     01         CITY      : CORTLANDT MANOR
                STATE/ZIP : NY  10566


MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    281,815.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,093.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,709,100.00     P & I AMT:     13,417.00
UPB AMT:   1,707,846.93

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           32
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030575476     MORTGAGORS: CLELAND              ROY

 REGION CODE    ADDRESS   : 9602 LAKE MIST COURT
     01         CITY      : FAIRFAX STATION
                STATE/ZIP : VA  22039


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,847.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,672.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030575484     MORTGAGORS: BRZEZYNSKI           LORAA
                            BRZEZYNSKI           JAY
 REGION CODE    ADDRESS   : 12525 WHITE DRIVE
     01         CITY      : FAIRFAX
                STATE/ZIP : VA  22030


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,795.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,805.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030576300     MORTGAGORS: MARGULIES            STEVEN
                            MARGULIES            JANET
 REGION CODE    ADDRESS   : 2749 COVERED BRIDGE ROAD
     01         CITY      : MERRICK
                STATE/ZIP : NY  11566


MORTGAGE AMOUNT :   263,625.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,448.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,934.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030576375     MORTGAGORS: CALKINS              WHITNEY

 REGION CODE    ADDRESS   : 13002 N. 13TH LANE
     01         CITY      : PHOENIX
                STATE/ZIP : AZ  85029


MORTGAGE AMOUNT :   227,050.00  OPTION TO CONVERT :
UNPAID BALANCE :    226,922.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,806.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.64300

 ----------------------------------------------------------------------
00030576409     MORTGAGORS: METZGER              AARON
                            METZGER              SANDRA
 REGION CODE    ADDRESS   : 1337 DASHER LANE
     01         CITY      : RESTON
                STATE/ZIP : VA  22090


MORTGAGE AMOUNT :   355,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    354,887.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,544.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 79.98900

 ----------------------------------------------------------------------
00030577845     MORTGAGORS: MROZ                 DANIEL
                            MROZ                 TAMERA
 REGION CODE    ADDRESS   : 197 SOUTH 725 WEST
     01         CITY      : HEBRON
                STATE/ZIP : IN  46341


MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    283,852.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,336.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 79.10800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,609,825.00     P & I AMT:     12,099.99
UPB AMT:   1,608,753.82

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           33
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030578447     MORTGAGORS: MILLER               STEVEN
                            MILLER               DEBORAH
 REGION CODE    ADDRESS   : 16218 NORTH 1ST AVENUE
     01         CITY      : PHOENIX
                STATE/ZIP : AZ  85023


MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    256,344.62  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,972.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030578652     MORTGAGORS: TAYLOR               SLOAN
                            TAYLOR               DEBORAH
 REGION CODE    ADDRESS   : 320 N. WOODS DRIVE
     01         CITY      : HILLSBOROUGH
                STATE/ZIP : NJ  08853


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    274,857.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,262.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 84.61500

 ----------------------------------------------------------------------
00030578678     MORTGAGORS: ALAM                 RAFIQUL
                            ALAM                 FARZANA
 REGION CODE    ADDRESS   : 76-20 44TH AVENUE
     01         CITY      : ELMHURST
                STATE/ZIP : NY  11373


MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    337,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,715.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030578868     MORTGAGORS: RYCKMAN              LAWRENCE
                            RYCKMAN              LISA
 REGION CODE    ADDRESS   : 5625 S. JOSEPHINE ST.
     01         CITY      : DENVER
                STATE/ZIP : CO  80210


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    287,801.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,088.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030578884     MORTGAGORS: ROHR                 PETER
                            ROHR                 MARGARET
 REGION CODE    ADDRESS   : 25 ORCHARD ST
     01         CITY      : MENDHAM
                STATE/ZIP : NJ  07945


MORTGAGE AMOUNT :   249,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,694.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,899.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030578983     MORTGAGORS: SCHWARZ              JEAN
                            SCHWARZ              ANDREA
 REGION CODE    ADDRESS   : 28 STIRRUP LANE
     01         CITY      : ROSLYN  HEIGHTS
                STATE/ZIP : NY  11577


MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    332,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,523.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,738,850.00     P & I AMT:     13,460.92
UPB AMT:   1,738,198.54

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           34
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030579486     MORTGAGORS: MISTRY               ISHVARLAL
                            MISTRY               DAMAYANTI
 REGION CODE    ADDRESS   : 19865 RODRIGUES AVENUE
     01         CITY      : CUPERTINO
                STATE/ZIP : CA  95014


MORTGAGE AMOUNT :   550,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    549,666.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,229.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 72.84700

 ----------------------------------------------------------------------
00030579544     MORTGAGORS: WELLS                PHILLIP

 REGION CODE    ADDRESS   : 17 HICKORY CREEK DRIVE
     01         CITY      : LITTLE ROCK
                STATE/ZIP : AR  72000


MORTGAGE AMOUNT :   540,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    539,689.31  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,248.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030579585     MORTGAGORS: GIBBONS              JAMES

 REGION CODE    ADDRESS   : 70 TESSERA AVE
     01         CITY      : FOOTHILL RANCH
                STATE/ZIP : CA  92610


MORTGAGE AMOUNT :   253,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    252,949.89  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,969.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.98700

 ----------------------------------------------------------------------
00030579783     MORTGAGORS: PARKER               GARY
                            PARKER               ELLEN
 REGION CODE    ADDRESS   : 11522 MARTHA ANN DRIVE
     01         CITY      : LOS ALAMITOS
                STATE/ZIP : CA  90720


MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,848.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,991.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.85600

 ----------------------------------------------------------------------
00030580005     MORTGAGORS: RAINIER              STEPHEN
                            RAINIER              RITA
 REGION CODE    ADDRESS   : 20755 LAPLUME
     01         CITY      : ASHBURN
                STATE/ZIP : VA  20147


MORTGAGE AMOUNT :   222,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    222,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,628.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 89.87800

 ----------------------------------------------------------------------
00030580146     MORTGAGORS: HAWORTH              DAVID
                            HONEY                SHIRLEY
 REGION CODE    ADDRESS   : 6002 OHIO STREET
     01         CITY      : YORBA LINDA
                STATE/ZIP : CA  92686


MORTGAGE AMOUNT :   417,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    416,505.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,243.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 62.51800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,238,250.00     P & I AMT:     17,310.47
UPB AMT:   2,236,660.68

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           35
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030580211     MORTGAGORS: BLAND                WILLIAM
                            BLAND                CAROLYN
 REGION CODE    ADDRESS   : 12305 PLEASANT PROSPECT RD
     01         CITY      : MITCHELLVILLE
                STATE/ZIP : MD  20721


MORTGAGE AMOUNT :   304,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,260.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
00030580310     MORTGAGORS: SWARTZ               LINDA
                            SEATON               JESSICA
 REGION CODE    ADDRESS   : 1108 S ATLANTIC AVE
     01         CITY      : BEACH HAVEN
                STATE/ZIP : NJ  08008


MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    343,275.57  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,645.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030580344     MORTGAGORS: GUYER                RAYMOND
                            GUYER                CYNTHIA
 REGION CODE    ADDRESS   : 389 BAPTIST ROAD
     01         CITY      : CANTEBURY
                STATE/ZIP : NH  03224


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030580526     MORTGAGORS: GODZIELA             RICHARD
                            ZUART-GODZIELA       LORI
 REGION CODE    ADDRESS   : 13324 E COUNTRY SHADOWS RD.
     01         CITY      : CHANDLER
                STATE/ZIP : AZ  85249


MORTGAGE AMOUNT :   259,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,026.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,901.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030582365     MORTGAGORS: JONES                ROBERT
                            JONES                JILL
 REGION CODE    ADDRESS   : 69 AUTUMN DRIVE
     01         CITY      : NEWTON TOWNSHIP
                STATE/ZIP : PA  18940


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    287,811.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,138.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030582431     MORTGAGORS: CICCOLO              CHRISTOPHER
                            CICCOLO              ANGELA
 REGION CODE    ADDRESS   : 20903 LAUREL LEAF COURT
     01         CITY      : ASHBURN
                STATE/ZIP : VA  22011


MORTGAGE AMOUNT :   250,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,639.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,884.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 94.99100

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,746,550.00     P & I AMT:     13,084.64
UPB AMT:   1,745,061.66

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           36
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030582696     MORTGAGORS: SEWELL               DAVID
                            SEWELL               MELISSA
 REGION CODE    ADDRESS   : 16902 PRINCE PINE CT.
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77059


MORTGAGE AMOUNT :   247,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,691.93  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,039.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030582811     MORTGAGORS: GORBACK              MICHAEL
                            GORBACK              KATHLEEN
 REGION CODE    ADDRESS   : 3110 SCENIC ELM STREET
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77059


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,793.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,722.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.74300

 ----------------------------------------------------------------------
00030583496     MORTGAGORS: ABBOUSHI             TAREK
                            LEE-ABBOUSHI         KYE
 REGION CODE    ADDRESS   : 4401 KIRCHNER COURT
     01         CITY      : ALEXANDRIA
                STATE/ZIP : VA  22304


MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    256,359.89  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,063.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030583876     MORTGAGORS: LEADER               CHARLES
                            LEADER               ELIZABETH
 REGION CODE    ADDRESS   : 1125 DOGWOOD DRIVE
     01         CITY      : MCCLEAN
                STATE/ZIP : VA  22101


MORTGAGE AMOUNT :   540,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    539,272.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,962.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 57.44600

 ----------------------------------------------------------------------
00030583900     MORTGAGORS: CORTESI              SUSAN
                            CARLTON              MICHAEL
 REGION CODE    ADDRESS   : 14049 SOUTH 8TH STREET
     01         CITY      : PHOENIX
                STATE/ZIP : AZ  85048


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    399,757.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,075.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 88.02000

 ----------------------------------------------------------------------
00030584122     MORTGAGORS: MACHOSKY             MARK
                            MACHOSKY             CHERYL
 REGION CODE    ADDRESS   : 7217 JULIE LANE
     01         CITY      : EVERGREEN
                STATE/ZIP : CO  80439


MORTGAGE AMOUNT :   273,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,834.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,148.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,067,600.00     P & I AMT:     16,012.82
UPB AMT:   2,065,710.30

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           37
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030584163     MORTGAGORS: CURTIN               EDWIN
                            CURTIN               MARYANNE
 REGION CODE    ADDRESS   : 319 BOSTON BLVD.
     01         CITY      : SEA GIRT
                STATE/ZIP : NJ  08750


MORTGAGE AMOUNT :   233,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    232,872.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,874.77  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 69.96900

 ----------------------------------------------------------------------
00030584791     MORTGAGORS: BAYER                THOMAS
                            BAYER                EMILY
 REGION CODE    ADDRESS   : 8142 WELLINGTON ROAD
     01         CITY      : ALEXANDRIA
                STATE/ZIP : VA  22308


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,845.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,884.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030584841     MORTGAGORS: VINCI                EDMUND
                            VINCI                NANCY
 REGION CODE    ADDRESS   : 17826 CASCADES AVE
     01         CITY      : BATON ROUGE
                STATE/ZIP : LA  70810


MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    292,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,271.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030584973     MORTGAGORS: ZUCKERMAN            NATHAN
                            MOOGAN-ZUCKERMAN     JOAN
 REGION CODE    ADDRESS   : 3101 OLD PECOS TRAIL #698
     01         CITY      : SANTA FE
                STATE/ZIP : NM  87501


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    287,838.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,291.46  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030585046     MORTGAGORS: MOYERS               GLENNON
                            MOYERS               JULIE
 REGION CODE    ADDRESS   : 1007 REDFIELD TERRACE
     01         CITY      : DUNWOODY
                STATE/ZIP : GA  30338


MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,725.56  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,672.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 78.15200

 ----------------------------------------------------------------------
00030585301     MORTGAGORS: ESTRADA              RAYMOND
                            ESTRADA              KATHRYN
 REGION CODE    ADDRESS   : 6707 COWGIRL COURT
     01         CITY      : SIMI VALLEY
                STATE/ZIP : CA  93063


MORTGAGE AMOUNT :   216,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    216,493.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,685.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 94.99200

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,497,750.00     P & I AMT:     11,680.38
UPB AMT:   1,496,775.82

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           38
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030585335     MORTGAGORS: SHARP                ROGER
                            SHARP                PAMELA
 REGION CODE    ADDRESS   : 445 VALLEY OAK DRIVE
     01         CITY      : MORGAN HILL
                STATE/ZIP : CA  95124


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    399,738.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,969.99  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 68.96500

 ----------------------------------------------------------------------
00030585376     MORTGAGORS: HSU                  BENJAMIN
                            HSU                  CAROL
 REGION CODE    ADDRESS   : 2701 E. OXBOW ROAD
     01         CITY      : COLBERT
                STATE/ZIP : WA  99005


MORTGAGE AMOUNT :   295,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    295,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,296.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030585418     MORTGAGORS: HALE                 MARK
                            HALE                 TIFFANY
 REGION CODE    ADDRESS   : 3537 BUENA VISTA AVENUE
     01         CITY      : GLENDALE
                STATE/ZIP : CA  91208


MORTGAGE AMOUNT :   218,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,773.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,793.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 89.89600

 ----------------------------------------------------------------------
00030585525     MORTGAGORS: MAYO                 H
                            MAYO                 KRISTEN
 REGION CODE    ADDRESS   : 1635 PINE TREE PASS LANE
     01         CITY      : LILBURN
                STATE/ZIP : GA  30247


MORTGAGE AMOUNT :   233,050.00  OPTION TO CONVERT :
UNPAID BALANCE :    232,787.71  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,854.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.98600

 ----------------------------------------------------------------------
00030585541     MORTGAGORS: GROSSMAN             DAVID
                            RUBIN                ALIX
 REGION CODE    ADDRESS   : 15 COOLIDGE AVENUE
     01         CITY      : WEST CALDWELL
                STATE/ZIP : NJ  07006


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,711.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 94.96900

 ----------------------------------------------------------------------
00030586028     MORTGAGORS: DOCKERY              DOUGLAS
                            DOCKERY              ADELE
 REGION CODE    ADDRESS   : 5345 WANDERING WAY
     01         CITY      : MASON
                STATE/ZIP : OH  45040


MORTGAGE AMOUNT :   226,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,979.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,839.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 89.98100

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,608,350.00     P & I AMT:     12,464.51
UPB AMT:   1,607,478.82

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           39
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030586044     MORTGAGORS: RIVELES              STANLEY
                            RIVELES              SUSAN
 REGION CODE    ADDRESS   : 29 INNSBRUCK BLVD
     01         CITY      : EAST FISHKILL
                STATE/ZIP : NY  12533


MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    216,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,622.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030586523     MORTGAGORS: MC GUIRE             JOSEPH
                            MC GUIRE             PAMELA
 REGION CODE    ADDRESS   : 35 JOANNA DR
     01         CITY      : FOXBORO
                STATE/ZIP : MA  02035


MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,345.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,192.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030586689     MORTGAGORS: SCIORTINO            HENRY
                            SCIORTINO            LAURA
 REGION CODE    ADDRESS   : 1547 TANGLEWOOD DR
     01         CITY      : WEST CHESTER
                STATE/ZIP : PA  19380


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,830.91  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,849.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030586804     MORTGAGORS: ANDERSEN             DAVID
                            ANDERSEN             ANNIE
 REGION CODE    ADDRESS   : 520 PASEO ROSAL
     01         CITY      : CHULA VISTA
                STATE/ZIP : CA  91910


MORTGAGE AMOUNT :   264,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,147.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,079.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.97900

 ----------------------------------------------------------------------
00030586879     MORTGAGORS: TAPPER               DAVID
                            TAPPER               SUSAN
 REGION CODE    ADDRESS   : 5458 EAST MERCER WAY
     01         CITY      : MERCER ISLAND
                STATE/ZIP : WA  98040


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    499,697.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,844.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 77.04100

 ----------------------------------------------------------------------
00030586952     MORTGAGORS: AFSHAR               CAROLINE
                            AFSHAR               HAMID
 REGION CODE    ADDRESS   : 1104 MOUNTAIN HOPE COURT
     01         CITY      : GREAT FALLS
                STATE/ZIP : VA  22066


MORTGAGE AMOUNT :   361,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    361,344.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,590.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,869,400.00     P & I AMT:     14,178.21
UPB AMT:   1,868,366.27

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           40
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030587018     MORTGAGORS: WILSON               JAMES
                            WILSON               SUZANNE
 REGION CODE    ADDRESS   : 7826 VALLEYFIELD DRIVE
     01         CITY      : SPRINGFIELD
                STATE/ZIP : VA  22153


MORTGAGE AMOUNT :   304,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,001.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,258.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030587257     MORTGAGORS: KELLY                THOMAS
                            KELLY                RACHEL
 REGION CODE    ADDRESS   : 46 WATERGATE DRIVE
     01         CITY      : SOMERS
                STATE/ZIP : NY  10501


MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    409,584.28  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,410.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
LTV :                 89.99700

 ----------------------------------------------------------------------
00030587505     MORTGAGORS: DUNQUIST             KENNETH

 REGION CODE    ADDRESS   : 25 HOLLY LEAF
     01         CITY      : ALISO VIEJO
                STATE/ZIP : CA  92656


MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,748.13  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,990.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 89.86900

 ----------------------------------------------------------------------
00030587554     MORTGAGORS: ZANOCCO              RICHARD
                            ZANOCCO              LINDA
 REGION CODE    ADDRESS   : 9766 OLAS LANE
     01         CITY      : BELVIDERE
                STATE/ZIP : IL  61008


MORTGAGE AMOUNT :   580,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    574,988.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,357.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/25
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 77.33300

 ----------------------------------------------------------------------
00030587810     MORTGAGORS: CONGER               HARRY

 REGION CODE    ADDRESS   : 2182 AUGUSTA DRIVE
     01         CITY      : EVERGREEN
                STATE/ZIP : CO  80439


MORTGAGE AMOUNT :   339,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    339,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,670.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 84.98100

 ----------------------------------------------------------------------
00030587869     MORTGAGORS: LEE                  KATHERINE
                            DECHIARA             CARL
 REGION CODE    ADDRESS   : 9032 ERLE BLUNDEN WAY
     01         CITY      : FAIR OAKS
                STATE/ZIP : CA  95628


MORTGAGE AMOUNT :   279,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,550.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,149.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.98900

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,155,250.00     P & I AMT:     16,837.43
UPB AMT:   2,149,371.96

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           41
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030587935     MORTGAGORS: SEWELL               STEVEN
                            SEWELL               BONNIE
 REGION CODE    ADDRESS   : 13294 S. TRAILRIDER CIRCLE
     01         CITY      : DRAPER
                STATE/ZIP : UT  84020


MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,860.17  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,059.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030588131     MORTGAGORS: TOLENTINO            PETE
                            TOLENTINO            LETICIA
 REGION CODE    ADDRESS   : 2536 SARATOGA DRIVE
     01         CITY      : FULLERTON
                STATE/ZIP : CA  92635


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    399,572.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,254.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 86.95600

 ----------------------------------------------------------------------
00030588339     MORTGAGORS: PAWLOWSKI            SUSAN
                            OUTLAND              RICHARD
 REGION CODE    ADDRESS   : 15530 WHEATFIELD ROAD
     01         CITY      : WOODBRIDGE
                STATE/ZIP : VA  22193


MORTGAGE AMOUNT :   216,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    216,436.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,666.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.93900

 ----------------------------------------------------------------------
00030588412     MORTGAGORS: THOMAS               OWEN
                            MILES                MARGARET
 REGION CODE    ADDRESS   : 1402 GLENDALE AVENUE
     01         CITY      : BERKELEY
                STATE/ZIP : CA  94708


MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    284,848.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,318.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030588586     MORTGAGORS: SANTOS               ABELARDO
                            SANTOS               MARIA THERESA
 REGION CODE    ADDRESS   : 9891 CARRERA CIRCLE
     01         CITY      : CYPRESS
                STATE/ZIP : CA  90630


MORTGAGE AMOUNT :   266,862.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,616.89  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,123.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 89.84700

 ----------------------------------------------------------------------
00030588651     MORTGAGORS: LAHR                 MARTIN

 REGION CODE    ADDRESS   : 32982 S NEEDY ROAD
     01         CITY      : WOODBURN
                STATE/ZIP : OR  97071


MORTGAGE AMOUNT :   249,050.00  OPTION TO CONVERT :
UNPAID BALANCE :    248,906.71  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,959.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 85.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,673,612.00     P & I AMT:     13,382.02
UPB AMT:   1,670,241.26

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           42
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030588693     MORTGAGORS: MARULL               JAVIER
                            MARULL               EVA
 REGION CODE    ADDRESS   : 6215 WARM MIST LANE
     01         CITY      : DALLAS
                STATE/ZIP : TX  75248


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,753.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030588719     MORTGAGORS: AHARONOFF            GINA
                            AHARONOFF            GABRIEL
 REGION CODE    ADDRESS   : 2 COLGATE ROAD
     01         CITY      : GREAT NECK
                STATE/ZIP : NY  11023


MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,006.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 68.36400

 ----------------------------------------------------------------------
00030588735     MORTGAGORS: HARRIS               MARK
                            HARRIS               REBECCA
 REGION CODE    ADDRESS   : 26422 FOX BRIAR LANE
     01         CITY      : BOERNE
                STATE/ZIP : TX  78006


MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,599.62  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,264.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.22000

 ----------------------------------------------------------------------
00030588966     MORTGAGORS: SALVATORE            LEONARD
                            VALENTINO-SALVATORE  TONI
 REGION CODE    ADDRESS   : 39 TALL TULIP LANE
     01         CITY      : YONKERS
                STATE/ZIP : NY  10710


MORTGAGE AMOUNT :   323,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    323,014.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,542.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.21500

 ----------------------------------------------------------------------
00030588974     MORTGAGORS: TANIMINE             WAYNE

 REGION CODE    ADDRESS   : 5931 BELLFIELD LANE
     01         CITY      : HUNTINGTON BEACH
                STATE/ZIP : CA  92648


MORTGAGE AMOUNT :   250,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,118.20  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,992.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030589220     MORTGAGORS: MCHUGH               PETER
                            MCHUGH               SUSAN
 REGION CODE    ADDRESS   : 20060 WOOD TRAIL ROAD
     01         CITY      : ROUND HILL
                STATE/ZIP : VA  20141


MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    367,765.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,764.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,729,600.00     P & I AMT:     13,323.42
UPB AMT:   1,728,497.20

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           43
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030589246     MORTGAGORS: SHEA                 JOHN

 REGION CODE    ADDRESS   : 412 KILMARNOCK DRIVE
     01         CITY      : RICHMOND
                STATE/ZIP : VA  23229


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,594.96  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,149.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/16
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 56.81800

 ----------------------------------------------------------------------
00030589279     MORTGAGORS: JOHNSON              WILLIAM
                            JOHNSON              SANDRA
 REGION CODE    ADDRESS   : 277 S EQUESTRIAN COURT
     01         CITY      : GILBERT
                STATE/ZIP : AZ  85234


MORTGAGE AMOUNT :   255,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,920.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,053.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 89.96700

 ----------------------------------------------------------------------
00030589329     MORTGAGORS: BECKSTEAD            CLARK
                            SHOCKLEY             KATHLEEN
 REGION CODE    ADDRESS   : 761 WIDGEON STREET
     01         CITY      : FOSTER CITY
                STATE/ZIP : CA  94404


MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,579.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,768.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 69.69600

 ----------------------------------------------------------------------
00030589576     MORTGAGORS: FIRST                TIMOTHY
                            FIRST                HEIDI
 REGION CODE    ADDRESS   : 42 INDEPENDENCE ROAD
     01         CITY      : CONCORD
                STATE/ZIP : MA  01742


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,128.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 61.53800

 ----------------------------------------------------------------------
00030589899     MORTGAGORS: BEN-ARI              ZINA
                            BEN-ARI              YEHOSHUA
 REGION CODE    ADDRESS   : 61 CLOVER LANE
     01         CITY      : ROSLYN HEIGHTS
                STATE/ZIP : NY  11577


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    340,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,735.72  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 78.16000

 ----------------------------------------------------------------------
00030590053     MORTGAGORS: GREEN                THOMAS
                            GREEN                JANE
 REGION CODE    ADDRESS   : 638 RIVERSIDE DRIVE
     01         CITY      : ANNAPOLIS
                STATE/ZIP : MD  21403


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,152.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,635,200.00     P & I AMT:     12,988.63
UPB AMT:   1,634,094.12

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           44
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030590228     MORTGAGORS: WILSON               SUSAN
                            SUSSMAN              RENEE
 REGION CODE    ADDRESS   : 9 VISTA   DESANDIA
     01         CITY      : SANDIA PARK
                STATE/ZIP : NM  87047


MORTGAGE AMOUNT :   274,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    274,021.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,281.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
LTV :                 79.50724

 ----------------------------------------------------------------------
00030590244     MORTGAGORS: ROTHMAN              ANDREW
                            ROTHMAN              MARYANN
 REGION CODE    ADDRESS   : 19 CANDELWICK WAY
     01         CITY      : COLTS NECK
                STATE/ZIP : NJ  07722


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,761.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 67.03900

 ----------------------------------------------------------------------
00030590525     MORTGAGORS: HARRIS               LESLIE
                            HARRIS               JUDIE
 REGION CODE    ADDRESS   : 2463 SUNNY KNOLL COURT
     01         CITY      : PARK CITY
                STATE/ZIP : UT  84060


MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    599,663.63  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,773.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 55.42700

 ----------------------------------------------------------------------
00030590533     MORTGAGORS: HUELSKAMP            RICHARD
                            HUELSKAMP            CAROL
 REGION CODE    ADDRESS   : 1215 WARM SPRINGS AVE
     01         CITY      : BOISE
                STATE/ZIP : ID  83712


MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    295,834.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,355.11  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030590731     MORTGAGORS: CLANCY               PAUL
                            SCHWARTZ             KATHLEEN
 REGION CODE    ADDRESS   : 6607 W SMOKETREE
     01         CITY      : PARADISE  VALLEY
                STATE/ZIP : AZ  85253


MORTGAGE AMOUNT :   264,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,189.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,032.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 74.99200

 ----------------------------------------------------------------------
00030590806     MORTGAGORS: DUMAS                PIE

 REGION CODE    ADDRESS   : 9 MEMORY LANE
     01         CITY      : GREENWICH
                STATE/ZIP : CT  06831


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,851.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,108.46  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 40.83200

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,939,650.00     P & I AMT:     15,312.60
UPB AMT:   1,938,560.85

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           45
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030590830     MORTGAGORS: MCIVOR               DALE
                            WATT                 KATHERINE
 REGION CODE    ADDRESS   : 187 WESTWAY ROAD
     01         CITY      : FAIRFIELD
                STATE/ZIP : CT  06490


MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    649,644.95  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,230.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 43.33300

 ----------------------------------------------------------------------
00030590962     MORTGAGORS: NEYMAN               SHERRY

 REGION CODE    ADDRESS   : 5 HILLSIDE CT
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78746


MORTGAGE AMOUNT :   228,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    228,628.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,861.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030590996     MORTGAGORS: SANTIAGO             CARMELO
                            SANTIAGO             YOLANDA
 REGION CODE    ADDRESS   : 1733 JEANNE CIRCLE
     01         CITY      : MARTINEZ
                STATE/ZIP : CA  94553


MORTGAGE AMOUNT :   260,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,791.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,006.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 89.99800

 ----------------------------------------------------------------------
00030591002     MORTGAGORS: VADHEIM              JEFFREY

 REGION CODE    ADDRESS   : 2137 E NICOLET AVENUE
     01         CITY      : PHOENIX
                STATE/ZIP : AZ  85020


MORTGAGE AMOUNT :   246,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,142.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,027.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 85.00000

 ----------------------------------------------------------------------
00030591051     MORTGAGORS: FERGUSON             PAUL
                            FERGUSON             CHRISTINA
 REGION CODE    ADDRESS   : 6907 SHARPSBURG DRIVE
     01         CITY      : CENTREVILLE
                STATE/ZIP : VA  22020


MORTGAGE AMOUNT :   253,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    253,558.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,863.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 94.71100

 ----------------------------------------------------------------------
00030591143     MORTGAGORS: JONES                JOHN
                            JONES                NANCY
 REGION CODE    ADDRESS   : 112703 E KALIL DRIVE
     01         CITY      : SCOTTSDALE
                STATE/ZIP : AZ  85259


MORTGAGE AMOUNT :   230,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,263.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,792.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,870,500.00     P & I AMT:     14,780.67
UPB AMT:   1,869,029.29

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           46
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030591168     MORTGAGORS: ROPP                 JOHN
                            ROPP                 DEBRA
 REGION CODE    ADDRESS   : 3771 GRILLO COURT
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94566


MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,868.82  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,861.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030591176     MORTGAGORS: SMITH                GREGORY
                            SMITH                CYNTHIA
 REGION CODE    ADDRESS   : 1575 INVERNESS CIRCLE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95124


MORTGAGE AMOUNT :   268,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,678.56  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,019.78  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030591184     MORTGAGORS: JARRETT              ROY
                            JARRETT              BETH
 REGION CODE    ADDRESS   : 6130 S POTOMAC WAY
     01         CITY      : ENGLEWOOD
                STATE/ZIP : CO  80111


MORTGAGE AMOUNT :   378,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    378,193.31  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,044.69  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030591432     MORTGAGORS: GRENIER              MARK
                            GRENIER              ROBERTA
 REGION CODE    ADDRESS   : 15 MARYANN WAY
     01         CITY      : DARTMOUTH
                STATE/ZIP : MA  02747


MORTGAGE AMOUNT :   283,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    283,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,226.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.96600

 ----------------------------------------------------------------------
00030591812     MORTGAGORS: BRASCETTA            MICHAEL
                            BRASCETTA            MARITA
 REGION CODE    ADDRESS   : 1307 POND HOLLOW LANE
     01         CITY      : NEW ALBANY
                STATE/ZIP : OH  43054


MORTGAGE AMOUNT :   245,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,878.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,820.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030591838     MORTGAGORS: HOWICK               WARD
                            HOWICK               PATRICIA
 REGION CODE    ADDRESS   : 9700 SCHMIDT DRIVE
     01         CITY      : BURKE
                STATE/ZIP : VA  22015


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,858.28  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,732.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,637,450.00     P & I AMT:     12,706.22
UPB AMT:   1,636,477.08

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           47
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030591978     MORTGAGORS: DOWLING              DAVID
                            DOWLING              LINDA
 REGION CODE    ADDRESS   : 5927 N PASEO VENTOSO
     01         CITY      : TUCSON
                STATE/ZIP : AZ  58715


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    339,794.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,614.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.81220

 ----------------------------------------------------------------------
00030591986     MORTGAGORS: SILFVEN              ROY
                            SILFVEN              ELLEN
 REGION CODE    ADDRESS   : SUNSHINE WAY
     01         CITY      : BEND
                STATE/ZIP : OR  97702


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,853.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,928.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.74200

 ----------------------------------------------------------------------
00030592018     MORTGAGORS: MEURER               ANDREW
                            MEURER               CHRISTINE
 REGION CODE    ADDRESS   : 20517 COMFORT CT
     01         CITY      : ASHBURN
                STATE/ZIP : VA  22011


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,850.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,692.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 89.96400

 ----------------------------------------------------------------------
00030592075     MORTGAGORS: PAPLIN               JEFFREY
                            PAPLIN               MICHELLE
 REGION CODE    ADDRESS   : 3 LITTLE JOHN ROAD
     01         CITY      : MANALAPAN
                STATE/ZIP : NJ  07726


MORTGAGE AMOUNT :   220,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,269.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,714.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030592299     MORTGAGORS: STOGNER              DEBORAH

 REGION CODE    ADDRESS   : 3400 FOREST VALE
     01         CITY      : GREENSBORO
                STATE/ZIP : NC  27410


MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    237,218.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,847.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030592349     MORTGAGORS: COTTON               PAUL
                            COTTON               PAMELA
 REGION CODE    ADDRESS   : 43922 CHELTENHAM CIRCLE
     01         CITY      : ASHBURN
                STATE/ZIP : VA  22011


MORTGAGE AMOUNT :   292,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    292,098.84  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,119.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 79.98752

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,566,200.00     P & I AMT:     11,917.00
UPB AMT:   1,565,085.73

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           48
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030592513     MORTGAGORS: GILMORE              PHYLIS

 REGION CODE    ADDRESS   : 305 W MASONIC VIEW AVENUE
     01         CITY      : ALEXANDRIA
                STATE/ZIP : VA  22301


MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,857.04  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,028.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030592521     MORTGAGORS: KNISKERN             ROBERT
                            KNISKERN             BARBARA
 REGION CODE    ADDRESS   : 2624 BUCKHURST RUN
     01         CITY      : FORT WAYNE
                STATE/ZIP : IN  46815


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,650.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,128.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030592588     MORTGAGORS: DUNN                 BRADFORD
                            DUNN                 JAN
 REGION CODE    ADDRESS   : 9 MC CORMICK DR
     01         CITY      : LANDENBERG
                STATE/ZIP : PA  19350


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,856.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 71.42800

 ----------------------------------------------------------------------
00030592729     MORTGAGORS: ALVAREZ              ALFREDO
                            ALVAREZ              SUZANNE
 REGION CODE    ADDRESS   : 1108 BUCKBRUSH DRIVE
     01         CITY      : FOLSOM
                STATE/ZIP : CA  95630


MORTGAGE AMOUNT :   219,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,330.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,765.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 78.31600

 ----------------------------------------------------------------------
00030592786     MORTGAGORS: MONHEIT              DAVID
                            MONHEIT              DONNA
 REGION CODE    ADDRESS   : 441 PRUSSIAN LANE
     01         CITY      : WAYNE
                STATE/ZIP : PA  19087


MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,847.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030592836     MORTGAGORS: WILBER               ROGGER
                            WILBER               PAULETTE
 REGION CODE    ADDRESS   : 3356 GLENCAIRN RD
     01         CITY      : SHAKER HEIGHTS
                STATE/ZIP : OH  44120


MORTGAGE AMOUNT :   216,790.00  OPTION TO CONVERT :
UNPAID BALANCE :    216,668.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,724.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,472,990.00     P & I AMT:     11,351.24
UPB AMT:   1,472,256.34

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           49
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030592950     MORTGAGORS: INMAN                DENNIS
                            INMAN                ANN
 REGION CODE    ADDRESS   : 3608 PRIMROSE AVENUE
     01         CITY      : GEENSBORO
                STATE/ZIP : NC  27408


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,840.59  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,100.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030593107     MORTGAGORS: CAREY                THOMAS
                            CAREY                JODDY
 REGION CODE    ADDRESS   : 23211 WISPER CANYON
     01         CITY      : SAN ANTONIO
                STATE/ZIP : TX  78258


MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,977.38  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,927.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030593164     MORTGAGORS: SLOAN                MELVIN
                            SLOAN                REGINA
 REGION CODE    ADDRESS   : 1386 BEAU DRIVE
     01         CITY      : WEST CHESTER
                STATE/ZIP : PA  19380


MORTGAGE AMOUNT :   222,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    221,875.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,766.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 88.80000

 ----------------------------------------------------------------------
00030593180     MORTGAGORS: STROTT               ROBERT
                            STROTT               MARY
 REGION CODE    ADDRESS   : LOT 28 BROAD CREEK ROAD
     01         CITY      : STEVENSVILLE
                STATE/ZIP : MD  21666


MORTGAGE AMOUNT :   262,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    261,854.99  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,085.78  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 79.99300

 ----------------------------------------------------------------------
00030593198     MORTGAGORS: BUSER                KENNETH
                            BUSER                JANE
 REGION CODE    ADDRESS   : 622 OAK FARM ROAD
     01         CITY      : TIMONIUM
                STATE/ZIP : MD  21093


MORTGAGE AMOUNT :   266,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    266,208.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,167.11  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 79.99400

 ----------------------------------------------------------------------
00030593222     MORTGAGORS: BLOOM                ROBERT

 REGION CODE    ADDRESS   : 1426 EAST CALLE DE ARCOS
     01         CITY      : TEMPE
                STATE/ZIP : AZ  85284


MORTGAGE AMOUNT :   236,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,413.90  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,860.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,499,300.00     P & I AMT:     11,907.66
UPB AMT:   1,498,170.66

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           50
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030593289     MORTGAGORS: HERNANDEZ            RIGOBERTO

 REGION CODE    ADDRESS   : 4834 SCOT COURT
     01         CITY      : SUGAR LAND
                STATE/ZIP : TX  77479


MORTGAGE AMOUNT :   210,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    210,572.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,620.11  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 76.94700

 ----------------------------------------------------------------------
00030593297     MORTGAGORS: NAHASS               PAUL
                            NAHAS                JENNIFER
 REGION CODE    ADDRESS   : 2 WATERMAN ROAD
     01         CITY      : CAMBRIDGE
                STATE/ZIP : MA  02138


MORTGAGE AMOUNT :   217,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,790.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030593438     MORTGAGORS: KNOX                 JAMES

 REGION CODE    ADDRESS   : 733 ARGYLE PLACE
     01         CITY      : TEMPLE TERRACE
                STATE/ZIP : FL  33617


MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    284,844.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,293.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030593586     MORTGAGORS: FEHMER               JOHN
                            FEHMER               LISA
 REGION CODE    ADDRESS   : 236 LONGMEADOW DRIVE
     01         CITY      : COPPELL
                STATE/ZIP : TX  75019


MORTGAGE AMOUNT :   227,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,815.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,772.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 94.98300

 ----------------------------------------------------------------------
00030593610     MORTGAGORS: CONAWAY              DENNIS
                            SAUCEDA              CHRISTINE
 REGION CODE    ADDRESS   : 1643 OPECHEE WAY
     01         CITY      : GLENDALE
                STATE/ZIP : CA  91208


MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    291,823.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,245.23  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030593636     MORTGAGORS: KIVIAT               BRIAN
                            KIVIAT               KATHERINE
 REGION CODE    ADDRESS   : 8516 ORDINARY WAY
     01         CITY      : ANNANDALE
                STATE/ZIP : VA  22003


MORTGAGE AMOUNT :   231,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,044.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,696.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,464,450.00     P & I AMT:     11,418.10
UPB AMT:   1,463,700.05

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           51
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030593727     MORTGAGORS: FREEMAN              MAXWELL

 REGION CODE    ADDRESS   : 1320 VIA TORNASOL
     01         CITY      : APTOS
                STATE/ZIP : CA  95003


MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    327,384.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,493.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030593784     MORTGAGORS: CARTER               KENNETH
                            CARTER               CAROLE
 REGION CODE    ADDRESS   : 2024 GRAY EAGLE WAY
     01         CITY      : LAS VEGAS
                STATE/ZIP : NV  89117


MORTGAGE AMOUNT :   633,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    632,287.62  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,036.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030594022     MORTGAGORS: MILES                JON
                            MILES                CYNTHIA
 REGION CODE    ADDRESS   : 2911 OAKTON CREST PLACE
     01         CITY      : FAIRFAX
                STATE/ZIP : VA  22181


MORTGAGE AMOUNT :   215,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,072.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,673.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030594147     MORTGAGORS: PENNER               CARL

 REGION CODE    ADDRESS   : 7749 NORTH PINEBROOK ROAD
     01         CITY      : PARK CITY
                STATE/ZIP : UT  84098


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,867.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,750.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 63.55900

 ----------------------------------------------------------------------
00030594253     MORTGAGORS: HARPSTRITE           JEFFREY
                            HARPSTRITE           AMY
 REGION CODE    ADDRESS   : 821 MOKULUA DRIVE
     01         CITY      : KAILUA
                STATE/ZIP : HI  96734


MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    450,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,500.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 76.40000

 ----------------------------------------------------------------------
00030594352     MORTGAGORS: RIDDLE               CHRISTOPHER
                            RIDDLE               CRISTINA
 REGION CODE    ADDRESS   : 22 CAMELOT DRIVE
     01         CITY      : HOWELL
                STATE/ZIP : NJ  07727


MORTGAGE AMOUNT :   221,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    221,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,602.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 78.94100

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,072,200.00     P & I AMT:     16,055.78
UPB AMT:   2,070,611.82

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           52
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030594386     MORTGAGORS: WARD                 JUSTIN
                            CARVER               ANNE
 REGION CODE    ADDRESS   : 420 TIMBER BRANCH PARKWAY
     01         CITY      : ALEXANDRIA
                STATE/ZIP : VA  22302


MORTGAGE AMOUNT :   268,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,972.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030594410     MORTGAGORS: WERRING              THOMAS
                            WERRING              ADRIENNE
 REGION CODE    ADDRESS   : 129 SHELLBANK PLACE
     01         CITY      : ROCKVILLE CENTRE
                STATE/ZIP : NY  11570


MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,728.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,848.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 74.60317

 ----------------------------------------------------------------------
00030594691     MORTGAGORS: CHARAK               CONRAD
                            CHARAK               JODI
 REGION CODE    ADDRESS   : 28 SHADETREE LANE
     01         CITY      : ROSLYN HEIGHTS
                STATE/ZIP : NY  11577


MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,849.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,707.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 57.50000

 ----------------------------------------------------------------------
00030594709     MORTGAGORS: ROUSH                EILEEN
                            ROUSH                TED
 REGION CODE    ADDRESS   : 869 SATURN WAY
     01         CITY      : LIVERMORE
                STATE/ZIP : CA  94550


MORTGAGE AMOUNT :   256,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    256,244.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,971.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030594725     MORTGAGORS: PALMER               ROBERT
                            PALMER               ETHEL
 REGION CODE    ADDRESS   : 17695  WHITE STONE DR
     01         CITY      : PINEY PT
                STATE/ZIP : MD  20690


MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,300.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,021.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030594774     MORTGAGORS: BROWN                BENJAMIN

 REGION CODE    ADDRESS   : 20640 PARKSIDE CIRCLE
     01         CITY      : STERLING
                STATE/ZIP : VA  20165


MORTGAGE AMOUNT :   231,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,848.89  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,715.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.25800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,496,700.00     P & I AMT:     11,237.04
UPB AMT:   1,495,771.86

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           53
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030594808     MORTGAGORS: KLUCK                GERALD
                            KLUCK                DR. DEBBIE
 REGION CODE    ADDRESS   : 2956 CROFTWOOD TRAIL
     01         CITY      : MARIETTA
                STATE/ZIP : GA  30064


MORTGAGE AMOUNT :   215,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,769.20  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,660.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 89.99500

 ----------------------------------------------------------------------
00030594907     MORTGAGORS: GONZALEZ             JOSE
                            GONZALEZ             SUSAN
 REGION CODE    ADDRESS   : 41980 GOOSEBERRY LANE
     01         CITY      : LEESBURG
                STATE/ZIP : VA  22075


MORTGAGE AMOUNT :   364,035.00  OPTION TO CONVERT :
UNPAID BALANCE :    363,784.47  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,639.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 79.99900

 ----------------------------------------------------------------------
00030594915     MORTGAGORS: MERTENS              DONALD
                            MERTENS              LOIS
 REGION CODE    ADDRESS   : 2 PARADISE COVE
     01         CITY      : LAGUNA NIGUEL
                STATE/ZIP : CA  92677


MORTGAGE AMOUNT :   357,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    357,094.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,810.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030595029     MORTGAGORS: ELLIS                MICHAEL
                            ELLIS                PAULA
 REGION CODE    ADDRESS   : 6301 BELO HORIZONTE CIRCLE
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78731


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,827.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,028.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 58.69500

 ----------------------------------------------------------------------
00030595086     MORTGAGORS: PISANO               MICHAEL
                            PISANO               MAUREEN
 REGION CODE    ADDRESS   : 1 LOCUST LANE
     01         CITY      : WALLINGFORD
                STATE/ZIP : PA  19086


MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,856.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,890.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030595102     MORTGAGORS: KALUS                SUSAN

 REGION CODE    ADDRESS   : 1354 SPRINGDALE ROAD
     01         CITY      : ATLANTA
                STATE/ZIP : GA  30306


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,830.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,152.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 66.82500

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,730,235.00     P & I AMT:     13,181.90
UPB AMT:   1,729,162.82

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           54
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030595128     MORTGAGORS: BURNS                MICHAEL
                            BURNS                MAURA
 REGION CODE    ADDRESS   : 4662 KELL LANE
     01         CITY      : ALEXANDRIA
                STATE/ZIP : VA  22311


MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    256,336.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,927.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030595136     MORTGAGORS: FONG                 JIMMY
                            FONG                 EMELINDA
 REGION CODE    ADDRESS   : 19300 ESPINOZA STREET
     01         CITY      : TARZANA
                STATE/ZIP : CA  91356


MORTGAGE AMOUNT :   263,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,323.20  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,933.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 85.00000

 ----------------------------------------------------------------------
00030595144     MORTGAGORS: QUICK                JAMES
                            QUICK                VICKI
 REGION CODE    ADDRESS   : 5604 EVON SCHOOL ROAD
     01         CITY      : MARSHALL
                STATE/ZIP : VA  22115


MORTGAGE AMOUNT :   219,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,552.59  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,612.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.98500

 ----------------------------------------------------------------------
00030595151     MORTGAGORS: DOWD                 GERRY
                            DOWD                 KAY
 REGION CODE    ADDRESS   : 909 VESTAVIA WOODS
     01         CITY      : RALEIGH
                STATE/ZIP : NC  27615


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,838.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,976.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030595185     MORTGAGORS: SHEN                 FREDERICK
                            SHEN                 NANCY
 REGION CODE    ADDRESS   : 13112 MOZART WAY
     01         CITY      : CERRITOS
                STATE/ZIP : CA  90703


MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    306,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,298.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.50100

 ----------------------------------------------------------------------
00030595193     MORTGAGORS: BERGENFELD           BRETT
                            BERGENFELD           PENNE
 REGION CODE    ADDRESS   : 25 CAMELOT DRIVEDCAMELOT DRIVE
     01         CITY      : HOWELL TOWNSHIP
                STATE/ZIP : NJ  07727


MORTGAGE AMOUNT :   222,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    222,578.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,791.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 89.98300

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,528,400.00     P & I AMT:     11,539.52
UPB AMT:   1,527,628.97

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           55
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030595250     MORTGAGORS: PRICKETT             CRAIG
                            PRICKETT             JILL
 REGION CODE    ADDRESS   : 10020 TOBY ROAD
     01         CITY      : SAN RAMON
                STATE/ZIP : CA  94583


MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,844.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,053.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030595268     MORTGAGORS: MCKAY                JOHN
                            MCKAY                JENNIFER
 REGION CODE    ADDRESS   : 520 IVY FARM DRIVE
     01         CITY      : CHARLOTTESVILLE
                STATE/ZIP : VA  22901


MORTGAGE AMOUNT :   324,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,034.91  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,581.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 71.45300

 ----------------------------------------------------------------------
00030595276     MORTGAGORS: ROGERS               GLENN
                            ROGERS               MARGARET
 REGION CODE    ADDRESS   : 8085 ROGUES ROAD
     01         CITY      : CATLETT
                STATE/ZIP : VA  22019


MORTGAGE AMOUNT :   228,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    228,804.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,720.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030595318     MORTGAGORS: WESSELMAN            ROBERT
                            WESSELMAN            LORRI
 REGION CODE    ADDRESS   : 7657 ASPINWALL ROAD SOUTH
     01         CITY      : NEW ALBANY
                STATE/ZIP : OH  43054


MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    425,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,305.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 70.83300

 ----------------------------------------------------------------------
00030595326     MORTGAGORS: TOLSON               PHILLIP
                            TOLSON               DONNA
 REGION CODE    ADDRESS   : 2208 AMHERST CIRCLE
     01         CITY      : MCKINNEY
                STATE/ZIP : TX  75070


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,821.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,885.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 72.22200

 ----------------------------------------------------------------------
00030595334     MORTGAGORS: DELAO                MATTHEW
                            ROCK                 SUSAN
 REGION CODE    ADDRESS   : 6404 MUSTER COURT
     01         CITY      : CENTREVILLE
                STATE/ZIP : VA  22020


MORTGAGE AMOUNT :   290,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    290,255.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,131.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 94.99900

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,792,800.00     P & I AMT:     13,676.48
UPB AMT:   1,791,759.23

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           56
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030595367     MORTGAGORS: FRIENDSHIP           STANLEY
                            FRIENDSHIP           CAROLYN
 REGION CODE    ADDRESS   : 8010 119TH AVENUE SE
     01         CITY      : NEW CASTLE
                STATE/ZIP : WA  09806


MORTGAGE AMOUNT :   239,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,654.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,843.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 89.99800

 ----------------------------------------------------------------------
00030595433     MORTGAGORS: ISAACSON             LARS

 REGION CODE    ADDRESS   : 1777 PLUM STREET
     01         CITY      : SAN DIEGO
                STATE/ZIP : CA  92106


MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    311,810.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,399.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030595441     MORTGAGORS: STONE                RICHARD
                            STONE                CRYSTAL
 REGION CODE    ADDRESS   : 8312 SIMSBURY PLACE
     01         CITY      : ALEXANDRIA
                STATE/ZIP : VA  22308


MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    431,724.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,245.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030595474     MORTGAGORS: LION                 RICHARD
                            LION                 ANDRA
 REGION CODE    ADDRESS   : 6734 HAMILTON ROAD
     01         CITY      : LORTON
                STATE/ZIP : VA  22079


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    287,816.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,163.65  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030595482     MORTGAGORS: SHOPNICK             BARRY
                            BIRARELLI            CARLA
 REGION CODE    ADDRESS   : 4 HAWTHORNE ROAD
     01         CITY      : WAYLAND
                STATE/ZIP : MA  01778


MORTGAGE AMOUNT :   226,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    226,100.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,778.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030595664     MORTGAGORS: SCRIBNER             DANIEL
                            SCRIBNER             KATHRYN
 REGION CODE    ADDRESS   : 2707 SW HOMAR AVE
     01         CITY      : PORTLAND
                STATE/ZIP : OR  97201


MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,857.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,682.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,721,900.00     P & I AMT:     13,113.57
UPB AMT:   1,720,963.74

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           57
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030595680     MORTGAGORS: TREADWELL            MARSHA
                            MILLER               GREGORY
 REGION CODE    ADDRESS   : 1096 TEVLIN ST
     01         CITY      : ALBANY
                STATE/ZIP : CA  94706


MORTGAGE AMOUNT :   287,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    286,926.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,207.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030595714     MORTGAGORS: ELDER                RALPH
                            ELDER                ANN MARIA
 REGION CODE    ADDRESS   : 868 DEPOT ROAD
     01         CITY      : BOXBOROUGH
                STATE/ZIP : MA  01719


MORTGAGE AMOUNT :   251,275.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,141.28  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,044.46  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030595722     MORTGAGORS: FOTI                 DOMINIC
                            FOTI                 JONI
 REGION CODE    ADDRESS   : 14650 HIGHWAY 83
     01         CITY      : COLORADO SPRINGS
                STATE/ZIP : CO  80921


MORTGAGE AMOUNT :   474,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    473,720.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,686.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 71.81800

 ----------------------------------------------------------------------
00030595748     MORTGAGORS: FAIRBANKS            JOHN
                            WRIGHT               SANDRA
 REGION CODE    ADDRESS   : 12 FIELDSTONE DRIVE
     01         CITY      : WESTFORD
                STATE/ZIP : MA  01886


MORTGAGE AMOUNT :   246,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,900.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,986.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 84.26600

 ----------------------------------------------------------------------
00030595763     MORTGAGORS: GRAHAM               ROBERT
                            GRAHAM               ELIZABETH
 REGION CODE    ADDRESS   : 6 MISTY LANE
     01         CITY      : WESTFORD
                STATE/ZIP : MA  01886


MORTGAGE AMOUNT :   226,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,869.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,777.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 71.42200

 ----------------------------------------------------------------------
00030595888     MORTGAGORS: WOMELDURF            THOMAS
                            WOMELDURF            KRISTEN
 REGION CODE    ADDRESS   : 8119 BELLINGHAM COURT
     01         CITY      : FAIRFAX STATION
                STATE/ZIP : VA  22039


MORTGAGE AMOUNT :   244,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,700.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,795.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.94600

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,729,975.00     P & I AMT:     13,498.81
UPB AMT:   1,729,257.49

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           58
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030596050     MORTGAGORS: CHENG                HOWE
                            CHENG                ALICE
 REGION CODE    ADDRESS   : 13100 MOZART WAY
     01         CITY      : CERRITOS
                STATE/ZIP : CA  90703


MORTGAGE AMOUNT :   296,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    296,700.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,229.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.99400

 ----------------------------------------------------------------------
00030596076     MORTGAGORS: RITTER               SAMUEL
                            SNIDER               A.
 REGION CODE    ADDRESS   : 8 FOREST COURT NORTH
     01         CITY      : MONMOUTH JUNCTION
                STATE/ZIP : NJ  08852


MORTGAGE AMOUNT :   326,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    326,121.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,625.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 79.99500

 ----------------------------------------------------------------------
00030596092     MORTGAGORS: ADELSBERGER          JOHN
                            MOTTER               DIANE
 REGION CODE    ADDRESS   : 451 SAMANTHA LANE
     01         CITY      : HORSHAM TOWNSHIP
                STATE/ZIP : PA  19044


MORTGAGE AMOUNT :   231,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,673.38  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,865.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 94.98000

 ----------------------------------------------------------------------
00030596159     MORTGAGORS: KELLER               WILLIAM
                            KELLER               LILIA
 REGION CODE    ADDRESS   : 415 DEVINE
     01         CITY      : SAN ANTONIO
                STATE/ZIP : TX  78212


MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    294,821.29  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,268.29  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 66.29200

 ----------------------------------------------------------------------
00030596241     MORTGAGORS: DEMARIA              NICHOLAS
                            DEMARIA              KATHLEEN
 REGION CODE    ADDRESS   : 12 STOWE DRIVE
     01         CITY      : SHAMONG
                STATE/ZIP : NJ  08088


MORTGAGE AMOUNT :   549,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    549,591.71  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,375.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 71.88200

 ----------------------------------------------------------------------
00030596266     MORTGAGORS: ZIMMERMAN            MARC
                            ZIMMERMAN            STACEY
 REGION CODE    ADDRESS   : 6 BRIGHTON LANE
     01         CITY      : SIMSBURY
                STATE/ZIP : CO  80111


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,005.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,099,700.00     P & I AMT:     16,368.23
UPB AMT:   2,098,908.15

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           59
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030596282     MORTGAGORS: HARGRAVE             G.
                            HARGRAVE             ANDREA
 REGION CODE    ADDRESS   : 296 BLOOMFIELD ROAD
     01         CITY      : SEBASTOPOL
                STATE/ZIP : CA  95472


MORTGAGE AMOUNT :   267,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    267,900.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,059.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030596357     MORTGAGORS: LESAVOY              JEAN

 REGION CODE    ADDRESS   : 410 S. BARRINGTON AVENUE #201
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  90049


MORTGAGE AMOUNT :   311,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    310,806.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,363.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.85300

 ----------------------------------------------------------------------
00030596415     MORTGAGORS: BILISOLY             F

 REGION CODE    ADDRESS   : 1311 GRAYDON AVENUE
     01         CITY      : NORFOLK
                STATE/ZIP : VA  23507


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    248,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,819.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030596514     MORTGAGORS: RILEY                CAREY
                            RILEY                MARY
 REGION CODE    ADDRESS   : 6400 BURKE WOODS DRIVE
     01         CITY      : BURKE
                STATE/ZIP : VA  22015


MORTGAGE AMOUNT :   445,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    444,701.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,265.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 71.20000

 ----------------------------------------------------------------------
00030596704     MORTGAGORS: SHILAD               ISAAC
                            SHILAD               KHALDA
 REGION CODE    ADDRESS   : 4739 MALLARD LAKE COVE
     01         CITY      : COLLIERVILLE
                STATE/ZIP : TN  38017


MORTGAGE AMOUNT :   233,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,339.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,693.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 79.99500

 ----------------------------------------------------------------------
00030597090     MORTGAGORS: BALCOM               JAMES
                            BALCOM               CAROL
 REGION CODE    ADDRESS   : 3478 BROKEN RIDGE DRIVE
     01         CITY      : MASON
                STATE/ZIP : OH  45040


MORTGAGE AMOUNT :   246,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,784.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,812.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.99900

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,752,350.00     P & I AMT:     13,013.81
UPB AMT:   1,751,531.71

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           60
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030597108     MORTGAGORS: CUDDAPAH             RAJANI
                            CORBA                MASSIMILIANO
 REGION CODE    ADDRESS   : 15509 CLAYBURN DRIVE
     01         CITY      : LAUREL
                STATE/ZIP : MD  20707


MORTGAGE AMOUNT :   217,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,687.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.82000

 ----------------------------------------------------------------------
00030597116     MORTGAGORS: TAMAYO               DEOGRACIAS
                            RIVERA               NERISA
 REGION CODE    ADDRESS   : 13107 LOU ALICE WAY
     01         CITY      : HERNDON
                STATE/ZIP : VA  20171


MORTGAGE AMOUNT :   309,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    309,097.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,296.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.98965

 ----------------------------------------------------------------------
00030597397     MORTGAGORS: DENEGA               YAROSLAV
                            DENEGA               YELENA
 REGION CODE    ADDRESS   : 5 FAYATTE PLACE
     01         CITY      : FAIRLAWN
                STATE/ZIP : NJ  07410


MORTGAGE AMOUNT :   226,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    226,100.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,819.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030597413     MORTGAGORS: DUVAL                JOSEPH
                            DUVAL                ANA
 REGION CODE    ADDRESS   : 21223 SWEETGRASS WAY
     01         CITY      : ASHBURN
                STATE/ZIP : VA  20147


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,712.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 69.51200

 ----------------------------------------------------------------------
00030597587     MORTGAGORS: IACONO               JAMES
                            IACONO               VICKI
 REGION CODE    ADDRESS   : 20091 ROSE CANYON ROAD
     01         CITY      : TRABUCO CANYON AREA
                STATE/ZIP : CA  92679


MORTGAGE AMOUNT :   358,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    357,783.12  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,752.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.87600

 ----------------------------------------------------------------------
00030597611     MORTGAGORS: TOTINO               SALVATORE
                            TOTINO               LORRAINE
 REGION CODE    ADDRESS   : 2532 OAK KNOLL AVE
     01         CITY      : SAN MARINO
                STATE/ZIP : CA  91108


MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    449,713.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,380.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 69.23000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,788,400.00     P & I AMT:     13,649.91
UPB AMT:   1,787,693.84

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           61
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030597694     MORTGAGORS: HARPER               RANDY
                            HARPER               NANCY
 REGION CODE    ADDRESS   : BECK ROAD
     01         CITY      : BULVERDE
                STATE/ZIP : TX  78163


MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,837.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,146.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 86.25000

 ----------------------------------------------------------------------
00030597710     MORTGAGORS: BUCK                 LOUIS
                            BUCK                 NANCY
 REGION CODE    ADDRESS   : 6030 S. ROBERTSON STREET
     01         CITY      : NEW ORLEANS
                STATE/ZIP : LA  70018


MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    351,797.48  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,769.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.39300

 ----------------------------------------------------------------------
00030597769     MORTGAGORS: O'DONOGHUE           KIMBERLY
                            O'DONOGHUE           KEVIN
 REGION CODE    ADDRESS   : 1709 166TH PLACE, S.E.
     01         CITY      : MILL CREEK
                STATE/ZIP : WA  98012


MORTGAGE AMOUNT :   261,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    261,233.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,963.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 89.99800

 ----------------------------------------------------------------------
00030597934     MORTGAGORS: MARELICH             DAVID
                            MARELICH             SUSAN
 REGION CODE    ADDRESS   : 1056 OXEN ROAD
     01         CITY      : INCLINE VILLAGE
                STATE/ZIP : NV  89450


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,862.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,949.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 68.05500

 ----------------------------------------------------------------------
00030597959     MORTGAGORS: YOUSSEFI             SHAHRIAR

 REGION CODE    ADDRESS   : 7521 DUBONET WAY
     01         CITY      : INDIANAPOLIS
                STATE/ZIP : IN  46278


MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,834.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,099.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 78.00000

 ----------------------------------------------------------------------
00030598023     MORTGAGORS: YOUNG                JOSEPH
                            YOUNG                SOPHIA
 REGION CODE    ADDRESS   : 13052 MOZART WAY
     01         CITY      : CERRITOS
                STATE/ZIP : CA  90703


MORTGAGE AMOUNT :   240,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,806.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 60.04484

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,647,900.00     P & I AMT:     12,734.98
UPB AMT:   1,647,065.10

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           62
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030598270     MORTGAGORS: CERRUDO              BARBARA
                            CERRUDO              CARL
 REGION CODE    ADDRESS   : 3094 DEER MEADOW DRIVE
     01         CITY      : DANVILLE
                STATE/ZIP : CA  94506


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,787.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,691.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 69.30600

 ----------------------------------------------------------------------
00030598320     MORTGAGORS: SNYDER               ROBERT
                            SNYDER               SHEILA
 REGION CODE    ADDRESS   : 8500 STONECHAT LOOP
     01         CITY      : DUBLIN
                STATE/ZIP : OH  43016


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,853.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,928.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 58.62800

 ----------------------------------------------------------------------
00030598460     MORTGAGORS: DAIGLE               DIANE
                            DAIGLE               ERNEST
 REGION CODE    ADDRESS   : 1208 PARASOL PLACE
     01         CITY      : PENSACOLA
                STATE/ZIP : FL  32507


MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,695.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,076.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030598676     MORTGAGORS: HEDRICK              VINCENT

 REGION CODE    ADDRESS   : 3708 SAGE DRIVE
     01         CITY      : GREENSBORO
                STATE/ZIP : NC  27410


MORTGAGE AMOUNT :   236,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,306.75  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,818.10  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.99700

 ----------------------------------------------------------------------
00030598759     MORTGAGORS: MAUK                 STEVEN
                            MAUK                 DEBRA
 REGION CODE    ADDRESS   : 6298 IVERSON TERRACE SOUTH
     01         CITY      : FREDERICK
                STATE/ZIP : MD  21701


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,432.25  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,834.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 76.02300

 ----------------------------------------------------------------------
00030598866     MORTGAGORS: MILLER               BARBARA
                            NICOLL               ANNE
 REGION CODE    ADDRESS   : 2661 37TH AVENUE SW
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98126


MORTGAGE AMOUNT :   254,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,637.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,914.23  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,603,250.00     P & I AMT:     12,263.76
UPB AMT:   1,601,713.18

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           63
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030598908     MORTGAGORS: BURROWS              LESTER
                            BURROWS              DURDA
 REGION CODE    ADDRESS   : 2187 STRATFORD DRIVE
     01         CITY      : MILPITAS
                STATE/ZIP : CA  95035


MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    307,818.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,395.60  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030598924     MORTGAGORS: VO                   HUNG
                            CHAU                 TRINA
 REGION CODE    ADDRESS   : 2086 PASEO DEL ORO
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95124


MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    295,816.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,249.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030598957     MORTGAGORS: YU                   EDMOND
                            YU                   VICKY
 REGION CODE    ADDRESS   : 2523 FLINCKINGER RD
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95131


MORTGAGE AMOUNT :   255,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,445.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,965.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 74.97800

 ----------------------------------------------------------------------
00030598973     MORTGAGORS: LE                   THI
                            LE                   HANG
 REGION CODE    ADDRESS   : 180 RAWLS PLACE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95139


MORTGAGE AMOUNT :   279,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,201.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,272.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 79.89500

 ----------------------------------------------------------------------
00030599005     MORTGAGORS: SMITH                JEFFREY
                            BOTERO-SMITH         MONICA
 REGION CODE    ADDRESS   : 1218 OLD HICKORY ROAD
     01         CITY      : TYLER
                STATE/ZIP : TX  75703


MORTGAGE AMOUNT :   217,050.00  OPTION TO CONVERT :
UNPAID BALANCE :    216,928.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,726.95  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.98900

 ----------------------------------------------------------------------
00030599021     MORTGAGORS: ADOREMOS             LEONILA
                            VISSE                LEONE
 REGION CODE    ADDRESS   : 6506 MONIQUE COURT
     01         CITY      : MC LEAN
                STATE/ZIP : VA  22101


MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    450,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,460.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 69.23000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,806,000.00     P & I AMT:     14,070.70
UPB AMT:   1,805,208.99

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           64
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030599658     MORTGAGORS: HALE                 GAIL
                            HALE                 RONALD
 REGION CODE    ADDRESS   : 10208 CROSSCUT WAY
     01         CITY      : DAMASCUS
                STATE/ZIP : MD  20872


MORTGAGE AMOUNT :   243,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,986.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,784.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.98800

 ----------------------------------------------------------------------
00030600027     MORTGAGORS: LYKES                THOMPSON

 REGION CODE    ADDRESS   : 2211 SEGOVIA CIRCLE
     01         CITY      : CORAL GABLES
                STATE/ZIP : FL  33134


MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    307,644.29  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,423.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030600514     MORTGAGORS: LANGENMAYER          ERIC
                            CHEN-LANGEMAYER      NINA
 REGION CODE    ADDRESS   : 920 ACADEMY LANE
     01         CITY      : RADNOR TOWNSHIP
                STATE/ZIP : PA  19010


MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,937.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030600522     MORTGAGORS: BINGHAM              WILLIAM
                            BINGHAM              BARBARA
 REGION CODE    ADDRESS   : 12516 WOODSONG LANE
     01         CITY      : MITCHELLVILLE
                STATE/ZIP : MD  20721


MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,832.79  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,122.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030600530     MORTGAGORS: JOHNSON              EDWARD

 REGION CODE    ADDRESS   : 17505 SW 31 COURT
     01         CITY      : MIRAMAR
                STATE/ZIP : FL  33029


MORTGAGE AMOUNT :   252,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,862.27  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,028.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 94.99393

 ----------------------------------------------------------------------
00030600548     MORTGAGORS: VINOKOR              ZIV
                            VINOKOR              THEA
 REGION CODE    ADDRESS   : 10 GREENVALE LANE
     01         CITY      : SYOSSET
                STATE/ZIP : NY  11791


MORTGAGE AMOUNT :   235,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,829.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,578,500.00     P & I AMT:     12,124.76
UPB AMT:   1,577,526.20

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           65
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030600571     MORTGAGORS: LOWERY               KEITH
                            LOWERY               CATHERINE
 REGION CODE    ADDRESS   : 8444 WEST FORK ROAD
     01         CITY      : BOULDER
                STATE/ZIP : CO  80302


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,861.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,888.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030600696     MORTGAGORS: MOY                  GET
                            MOY                  DOROTHY
 REGION CODE    ADDRESS   : 5622 WILLOW VALLEY ROAD
     01         CITY      : CLIFTON
                STATE/ZIP : VA  22024


MORTGAGE AMOUNT :   342,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    342,338.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,515.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 89.97600

 ----------------------------------------------------------------------
00030600746     MORTGAGORS: MEARES               VANCE
                            MEARES               MARY
 REGION CODE    ADDRESS   : 7400 NATIVE OAK LANE
     01         CITY      : IRVING
                STATE/ZIP : TX  75063


MORTGAGE AMOUNT :   232,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    232,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,746.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030600753     MORTGAGORS: BROHAWN              MARK
                            BROHAWN              DARLENE
 REGION CODE    ADDRESS   : 8385 LOCK LANE
     01         CITY      : WARRENTON
                STATE/ZIP : VA  22186


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,731.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 92.54900

 ----------------------------------------------------------------------
00030600761     MORTGAGORS: BOWMAN               MICHAEL
                            BOWMAN               JEOVANA
 REGION CODE    ADDRESS   : 3652 DUNIGAN COURT
     01         CITY      : CATHARPIN
                STATE/ZIP : VA  22018


MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    237,348.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,784.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030600787     MORTGAGORS: KIMBALL              GUY
                            KIMBALL              SANDRA
 REGION CODE    ADDRESS   : 9551 CALUMET COURT
     01         CITY      : BRENTWOOD
                STATE/ZIP : TN  37027


MORTGAGE AMOUNT :   331,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    331,698.93  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,552.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.99500

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,620,700.00     P & I AMT:     12,218.10
UPB AMT:   1,619,747.83

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           66
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030600860     MORTGAGORS: CUTBIRTH             WILLIAM
                            CUTBIRTH             RITA
 REGION CODE    ADDRESS   : 8001 MARSEILLE DRIVE
     01         CITY      : CORPUS CHRISTI
                STATE/ZIP : TX  78414


MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    323,803.72  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,491.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030600910     MORTGAGORS: LARSON               KENT
                            LARSON               ANN
 REGION CODE    ADDRESS   : 351 W. 41ST AVENUE
     01         CITY      : SAN MATEO
                STATE/ZIP : CA  94403


MORTGAGE AMOUNT :   312,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    312,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,377.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030600977     MORTGAGORS: MEYEROWITZ           JAY
                            MEYEROWITZ           NATALIE
 REGION CODE    ADDRESS   : 585 COLONIAL ROAD
     01         CITY      : RIVERVALE
                STATE/ZIP : NJ  07645


MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    391,785.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,154.13  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030601694     MORTGAGORS: RAEL                 RUBEN
                            RAEL                 PATRICIA
 REGION CODE    ADDRESS   : 15830 32ND AVENUE SOUTHEAST
     01         CITY      : MILL CREEK
                STATE/ZIP : WA  98012


MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,844.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,759.72  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 71.18100

 ----------------------------------------------------------------------
00030601744     MORTGAGORS: RAYL                 RICHARD
                            RAYL                 JULIE
 REGION CODE    ADDRESS   : 13520 184TH AVENUE NE
     01         CITY      : WOODINVILLE
                STATE/ZIP : WA  98072


MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,357.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,947.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030601769     MORTGAGORS: LAW                  THOMAS
                            LAW                  GAYLE
 REGION CODE    ADDRESS   : 1828 PEACHTREE LANE
     01         CITY      : BOWIE
                STATE/ZIP : MD  20715


MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,850.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,899.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,760,300.00     P & I AMT:     13,628.95
UPB AMT:   1,759,442.52

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           67
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030601827     MORTGAGORS: BAUGH                DOUGLAS
                            PEWITT               SHERYL
 REGION CODE    ADDRESS   : 1608 34TH AVENUE
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98122


MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,850.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,899.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030601835     MORTGAGORS: MURRAY               HARUN

 REGION CODE    ADDRESS   : 1570 REGATTA LANE
     01         CITY      : RESTON
                STATE/ZIP : VA  22094


MORTGAGE AMOUNT :   229,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,720.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 74.11000

 ----------------------------------------------------------------------
00030601843     MORTGAGORS: GOITIANDIA           RAY
                            EKHOLDT              DONNA
 REGION CODE    ADDRESS   : 276 SOUTH PLYMOUTH BOULEVARD
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  90004


MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    363,785.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,831.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030601959     MORTGAGORS: SANFACON             MICHAEL
                            SANFACON             SUSAN
 REGION CODE    ADDRESS   : 18 HEMLOCK STREET
     01         CITY      : LONDONBERRY
                STATE/ZIP : NH  03053


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,262.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 93.22000

 ----------------------------------------------------------------------
00030602007     MORTGAGORS: LOWDER               ROBERT
                            LOWDER               CHARLOTTE
 REGION CODE    ADDRESS   : 5332 TURTLE KEY DRIVE
     01         CITY      : ORANGE BEACH
                STATE/ZIP : AL  36561


MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,940.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 65.00000

 ----------------------------------------------------------------------
00030602213     MORTGAGORS: SPENCER              MICHAEL
                            SPENCER              VALERIE
 REGION CODE    ADDRESS   : 10 WILKINSON DRIVE
     01         CITY      : NEW GARDEN TOWNSHIP
                STATE/ZIP : PA  19350


MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,672.93  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,146.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,041,000.00     P & I AMT:     15,800.31
UPB AMT:   2,040,308.38

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           68
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030602387     MORTGAGORS: FISHER               FREDERICK
                            FISHER               MARY
 REGION CODE    ADDRESS   : 722 GULF ROAD
     01         CITY      : TREDYFFRIN TOWNSHIP
                STATE/ZIP : PA  19087


MORTGAGE AMOUNT :   291,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    290,964.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,187.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 94.99100

 ----------------------------------------------------------------------
00030602478     MORTGAGORS: LABRIOLA             PAULA
                            MIRVISH              JOHN
 REGION CODE    ADDRESS   : 9113 VOLUNTEER DRIVE
     01         CITY      : ALEXANDRIA
                STATE/ZIP : VA  22309


MORTGAGE AMOUNT :   284,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    284,703.93  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,065.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 94.99800

 ----------------------------------------------------------------------
00030602536     MORTGAGORS: DLUGOS               LAWRENCE
                            DLUGOS               SUZANNE
 REGION CODE    ADDRESS   : 360 MOUNT ALVERNO RD
     01         CITY      : MEDIA
                STATE/ZIP : PA  19063


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,821.45  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,103.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030602643     MORTGAGORS: TIZANI               BASSEL

 REGION CODE    ADDRESS   : 2029 MARENGO AVENUE
     01         CITY      : SOUTH PASADENA
                STATE/ZIP : CA  91030


MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    232,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,866.72  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030602676     MORTGAGORS: SCOTT                JAMIL
                            SANDERS              TERESIA
 REGION CODE    ADDRESS   : 16722 HAMILTON STATION ROAD
     01         CITY      : HAMILTON
                STATE/ZIP : VA  22068


MORTGAGE AMOUNT :   223,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,150.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,715.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.99700

 ----------------------------------------------------------------------
00030602700     MORTGAGORS: DOCHEN               CAROL
                            DOCHEN               SANFORD
 REGION CODE    ADDRESS   : 5010 NORTH RIM DRIVE
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78731


MORTGAGE AMOUNT :   317,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    317,421.95  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,526.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,628,800.00     P & I AMT:     12,466.11
UPB AMT:   1,628,061.68

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           69
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030602718     MORTGAGORS: REITER               RANDY
                            REITER               LESLIE
 REGION CODE    ADDRESS   : 2517 SAND SHORE DR
     01         CITY      : CONROE
                STATE/ZIP : TX  77304


MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    333,560.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,524.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   10/01/25
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030602775     MORTGAGORS: HANSEN               ROGER
                            HANSEN               CONNIE
 REGION CODE    ADDRESS   : 2701 BLUFF CREEK DRIVE
     01         CITY      : COLUMBIA
                STATE/ZIP : MO  65201


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,851.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,960.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030602940     MORTGAGORS: SUAREZ               HENRY
                            SUAREZ               VIVIAN
 REGION CODE    ADDRESS   : 165 MCAULEY PLACE
     01         CITY      : LAGUNA BEACH
                STATE/ZIP : CA  92651


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,793.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,722.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 73.99500

 ----------------------------------------------------------------------
00030602981     MORTGAGORS: CLARK                DWIGHT
                            CLARK                MARY
 REGION CODE    ADDRESS   : 9121 REDMONT ROAD N.E.
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87109


MORTGAGE AMOUNT :   248,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    248,249.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,909.99  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030603021     MORTGAGORS: REISTER              GEORGE
                            REISTER              SOCORRO
 REGION CODE    ADDRESS   : 1640 RANGE COURT
     01         CITY      : DIAMOND BAR
                STATE/ZIP : CA  91765


MORTGAGE AMOUNT :   257,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    257,317.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,072.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030603161     MORTGAGORS: ERICKSON             SCOTT
                            ERICKSON             BONNIE
 REGION CODE    ADDRESS   : WEAVER LANE AND COON CLUB
     01         CITY      : HAMPSTEAD
                STATE/ZIP : MD  21074


MORTGAGE AMOUNT :   227,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    226,982.38  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,730.69  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,671,700.00     P & I AMT:     12,919.94
UPB AMT:   1,667,754.43

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           70
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030603427     MORTGAGORS: THOMAS               DANIEL
                            THOMAS               CHARLOTTE
 REGION CODE    ADDRESS   : 14 GOLF RIDGE DRIVE
     01         CITY      : DOVE CANYON
                STATE/ZIP : CA  92679


MORTGAGE AMOUNT :   326,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    325,587.48  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,479.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 85.01100

 ----------------------------------------------------------------------
00030603583     MORTGAGORS: NUSSBAUM             ALAN
                            NUSSBAUM             SHEILA
 REGION CODE    ADDRESS   : 315 HEATHER LANE
     01         CITY      : HEWLETT HARBOR
                STATE/ZIP : NY  11557


MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    409,770.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,262.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 65.07900

 ----------------------------------------------------------------------
00030603757     MORTGAGORS: TYSON                CHARLES
                            AGUILAR              SANDRA
 REGION CODE    ADDRESS   : 6920 WILDROSE TERRACE
     01         CITY      : CARLSBAD
                STATE/ZIP : CA  92009


MORTGAGE AMOUNT :   257,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    257,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,979.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.98300

 ----------------------------------------------------------------------
00030603930     MORTGAGORS: BYINGTON             ROY
                            BYINGTON             KATHLEEN
 REGION CODE    ADDRESS   : 48 MILLPOND ROAD
     01         CITY      : SUDBURY
                STATE/ZIP : MA  01776


MORTGAGE AMOUNT :   239,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,776.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030604029     MORTGAGORS: DUPERAULT            DAVID
                            DUPERAULT            SUSAN
 REGION CODE    ADDRESS   : 37 MEADOWOOD
     01         CITY      : LAS FLORES
                STATE/ZIP : CA  92688


MORTGAGE AMOUNT :   263,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,900.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,052.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.93800

 ----------------------------------------------------------------------
00030604086     MORTGAGORS: BOYCE                CHRIS
                            BOYCE                JILL
 REGION CODE    ADDRESS   : 12618 MCNELLY TRAIL
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78732


MORTGAGE AMOUNT :   220,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,073.31  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,732.32  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.99568

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,716,900.00     P & I AMT:     13,281.64
UPB AMT:   1,715,930.94

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           71
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030604151     MORTGAGORS: GRAHAM               TERRY

 REGION CODE    ADDRESS   : 8655 BAY COLONY DRIVE
     01         CITY      : INDIANAPOLIS
                STATE/ZIP : IN  46234


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    399,731.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,935.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030604219     MORTGAGORS: MARQUEZ              STEVEN
                            MARQUEZ              LORI
 REGION CODE    ADDRESS   : LOT 46
     01         CITY      : ALISO VIEJO
                STATE/ZIP : CA  92666


MORTGAGE AMOUNT :   220,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,669.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,717.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.98900

 ----------------------------------------------------------------------
00030604235     MORTGAGORS: PETERS               GEOFFREY
                            PETERS               CECILE
 REGION CODE    ADDRESS   : 9024 TRAILRIDGE COURT
     01         CITY      : VIENNA
                STATE/ZIP : VA  22182


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030604268     MORTGAGORS: DRUMMOND             PETER
                            DRUMMOND             MARTY
 REGION CODE    ADDRESS   : 2411 CANYON CREEK DRIVE
     01         CITY      : STOCKTON
                STATE/ZIP : CA  95207


MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,114.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,927.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030604466     MORTGAGORS: BOGER                DAVID
                            BOGER                SANDRA
 REGION CODE    ADDRESS   : 421 GOLF DRIVE
     01         CITY      : HEBER SPRINGS
                STATE/ZIP : AR  72543


MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    334,571.31  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,516.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 74.44400

 ----------------------------------------------------------------------
00030604656     MORTGAGORS: FRIEDLANDER          IMRE

 REGION CODE    ADDRESS   : 1448 40TH STREET
     01         CITY      : BROOKLYN
                STATE/ZIP : NY  11218


MORTGAGE AMOUNT :   324,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,708.18  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,527.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,782,950.00     P & I AMT:     13,531.44
UPB AMT:   1,781,794.93

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           72
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030604680     MORTGAGORS: KIEFER               THOMAS

 REGION CODE    ADDRESS   : 6 LYN LANE
     01         CITY      : BAITING HOLLOW
                STATE/ZIP : NY  11933


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,858.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,866.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030604730     MORTGAGORS: ALFORD-KEATING       PATRICIA
                            KEATING              SHANNON
 REGION CODE    ADDRESS   : 827 NORTH MARIA AVENUE
     01         CITY      : REDONDO BEACH
                STATE/ZIP : CA  90277


MORTGAGE AMOUNT :   290,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    290,541.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,339.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030604888     MORTGAGORS: SWENSON              JIM
                            CORNWALL             CATHERINE
 REGION CODE    ADDRESS   : 907 NORTH 79TH STREET
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98103


MORTGAGE AMOUNT :   227,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,815.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,772.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 94.99800

 ----------------------------------------------------------------------
00030604904     MORTGAGORS: FERGUSON             CHARLES
                            FERGUSON             KAREN
 REGION CODE    ADDRESS   : 4065 BRIDGEHAMPTON LANE
     01         CITY      : VIRGINIA BEACH
                STATE/ZIP : VA  23455


MORTGAGE AMOUNT :   231,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,159.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,778.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030604920     MORTGAGORS: GRAY                 GLEN
                            FAIRES-GRAY          JOAN
 REGION CODE    ADDRESS   : 325 TERRELL ROAD WEST
     01         CITY      : CHARLOTTESVILLE
                STATE/ZIP : VA  22901


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,798.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 64.51600

 ----------------------------------------------------------------------
00030604953     MORTGAGORS: FINCH                CHARLES

 REGION CODE    ADDRESS   : 2604 HANCOCK DRIVE
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78731


MORTGAGE AMOUNT :   259,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,300.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,993.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.99900

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,549,250.00     P & I AMT:     11,952.30
UPB AMT:   1,548,473.51

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           73
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030604995     MORTGAGORS: JARRARD              CHUCK
                            JARRARD              GERI
 REGION CODE    ADDRESS   : 1119 W KENILWORTH
     01         CITY      : NAPERVILLE
                STATE/ZIP : IL  60540


MORTGAGE AMOUNT :   244,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,002.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,877.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030605026     MORTGAGORS: HAAN                 GREGSON

 REGION CODE    ADDRESS   : 1968 CASTLEWAY LANE
     01         CITY      : ATLANTA
                STATE/ZIP : GA  30345


MORTGAGE AMOUNT :   243,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    243,609.75  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,917.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030605059     MORTGAGORS: GRIMES               EDWARD
                            GRIMES               ERICA
 REGION CODE    ADDRESS   : 251 T-ANCHOR VIEW
     01         CITY      : CANYON
                STATE/ZIP : TX  79015


MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    363,790.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,863.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 82.72700

 ----------------------------------------------------------------------
00030605331     MORTGAGORS: MILBRANDT            MICHAEL
                            MILBRANDT            ROSALYN
 REGION CODE    ADDRESS   : 10010 HIGH BLUFF LANE
     01         CITY      : CORCORAN
                STATE/ZIP : MN  55340


MORTGAGE AMOUNT :   266,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    266,119.04  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,238.77  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.50000  PRODUCT CODE      :   002
LTV :                 79.99600

 ----------------------------------------------------------------------
00030605596     MORTGAGORS: BUCHANAN             EDWARD
                            BUCHANAN             MAURI
 REGION CODE    ADDRESS   : 21 BURNSIDE DRIVE
     01         CITY      : SHORT HILLS
                STATE/ZIP : NJ  07040


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,221.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 41.53800

 ----------------------------------------------------------------------
00030605638     MORTGAGORS: KEYSER               BRUCE
                            KEYSER               BETH
 REGION CODE    ADDRESS   : 3 MONROE PLACE
     01         CITY      : CRANBURY
                STATE/ZIP : NJ  08512


MORTGAGE AMOUNT :   297,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    297,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,313.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 93.70000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,685,650.00     P & I AMT:     13,432.39
UPB AMT:   1,685,021.47

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           74
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030605737     MORTGAGORS: HAYNIE               JILL
                            BEEN                 EDMOND
 REGION CODE    ADDRESS   : 1726 ORANGE BLOSSOM WAY
     01         CITY      : ENCINITAS
                STATE/ZIP : CA  92024


MORTGAGE AMOUNT :   236,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,310.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,839.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 94.99700

 ----------------------------------------------------------------------
00030605992     MORTGAGORS: DAUGHERTY            RICHARD
                            DAUGHERTY            KATHLEEN
 REGION CODE    ADDRESS   : 3207 MEMORIAL AVENUE
     01         CITY      : NAGGS HEAD
                STATE/ZIP : NC  27959


MORTGAGE AMOUNT :   115,680.00  OPTION TO CONVERT :
UNPAID BALANCE :    115,613.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :       910.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030606024     MORTGAGORS: HOUSER               THOMAS
                            HOUSER               SUSAN
 REGION CODE    ADDRESS   : 4908 CUMBRE DEL SUR CT
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87122


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,839.45  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,037.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 65.43209

 ----------------------------------------------------------------------
00030606222     MORTGAGORS: CHOI                 ELISABETH
                            ROTHMAN              MICHAEL
 REGION CODE    ADDRESS   : 77 PERRY STREET
     01         CITY      : BROOKLINE
                STATE/ZIP : MA  02146


MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    285,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,191.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 68.67400

 ----------------------------------------------------------------------
00030606305     MORTGAGORS: STEFFEN              RODNEY
                            STEFFEN              SANDRA
 REGION CODE    ADDRESS   : 5600 GEORGETOWNE
     01         CITY      : EDMOND
                STATE/ZIP : OK  73034


MORTGAGE AMOUNT :   329,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    329,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,588.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.99000

 ----------------------------------------------------------------------
00030606321     MORTGAGORS: KOSEK                RICHARD
                            PULEO-KOSEK          SHEILA
 REGION CODE    ADDRESS   : 809 BRANDON PARK PLACE NW
     01         CITY      : ATLANTA
                STATE/ZIP : GA  30318


MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    343,796.90  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,675.60  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,575,130.00     P & I AMT:     12,242.02
UPB AMT:   1,574,560.19

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           75
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030606362     MORTGAGORS: DENNIS               LELAND
                            DENNIS               DEBORAH
 REGION CODE    ADDRESS   : 13 JUDITH PLACE
     01         CITY      : LONGVIEW
                STATE/ZIP : WA  98632


MORTGAGE AMOUNT :   213,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,623.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,662.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030606453     MORTGAGORS: PARKER               W
                            PARKER               TROY
 REGION CODE    ADDRESS   : 910 OAK RIDGE DR
     01         CITY      : BLUE BELL
                STATE/ZIP : PA  19442


MORTGAGE AMOUNT :   215,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,882.56  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,729.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 86.00000

 ----------------------------------------------------------------------
00030606487     MORTGAGORS: BURBANK              CLIFFORD
                            BURBANK              JUDITH
 REGION CODE    ADDRESS   : 8 SHAGBARK
     01         CITY      : SUNRIVER
                STATE/ZIP : OR  97707


MORTGAGE AMOUNT :   223,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,467.99  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,739.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030606537     MORTGAGORS: BEAVERS              HERMAN
                            JAMES-BEAVERS        LISA
 REGION CODE    ADDRESS   : 6 SPUR CT
     01         CITY      : BURLINGTON
                STATE/ZIP : NJ  08016


MORTGAGE AMOUNT :   221,730.00  OPTION TO CONVERT :
UNPAID BALANCE :    221,595.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,704.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030606545     MORTGAGORS: EVERETT              ANDREW
                            EVERETT              SHERRI
 REGION CODE    ADDRESS   : 8929 RANDOM ROAD
     01         CITY      : FT WORTH
                STATE/ZIP : TX  76179


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,858.72  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,005.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 77.53800

 ----------------------------------------------------------------------
00030606693     MORTGAGORS: DOWNING              BRIAN
                            DOWNING              CARROLL
 REGION CODE    ADDRESS   : PEASE MOUNTAIN FARM ROAD
     01         CITY      : SHERLOCK
                STATE/ZIP : VT  05445


MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,792.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,441.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 64.10200

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,451,080.00     P & I AMT:     11,283.18
UPB AMT:   1,450,221.50

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           76
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030606743     MORTGAGORS: GILBERT              ROY
                            GILBERT              ANICHA
 REGION CODE    ADDRESS   : 13753 42ND PL NE
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98125


MORTGAGE AMOUNT :   274,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    274,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,061.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030606818     MORTGAGORS: NAUGLE               MATTHEW

 REGION CODE    ADDRESS   : 916 WELLAND STREET
     01         CITY      : RALEIGH
                STATE/ZIP : NC  27614


MORTGAGE AMOUNT :   227,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,768.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030606834     MORTGAGORS: FORD                 KEVIN
                            FORD                 ELIZABETH
 REGION CODE    ADDRESS   : 6318 S JAMAICA
     01         CITY      : ENGLEWOOD
                STATE/ZIP : CO  80112


MORTGAGE AMOUNT :   278,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    278,281.31  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,141.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.99300

 ----------------------------------------------------------------------
00030606842     MORTGAGORS: HIDNERT              SCOTT
                            HIDNERT              ALLEN
 REGION CODE    ADDRESS   : 5901 LAGORCE DRIVE
     01         CITY      : MIAMI BEACH
                STATE/ZIP : FL  33140


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,781.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,691.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.54500

 ----------------------------------------------------------------------
00030606933     MORTGAGORS: HOLLANDER            DANIEL
                            HOLLANDER            PATSY
 REGION CODE    ADDRESS   : 2235 BEACH STREET, UNIT #101
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94123


MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    294,641.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,268.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 74.68300

 ----------------------------------------------------------------------
00030606990     MORTGAGORS: MAGER                BRUCE
                            MAGER                MARY
 REGION CODE    ADDRESS   : 1942 NORTH BELGRAVE WAY
     01         CITY      : EAGLE
                STATE/ZIP : ID  83616


MORTGAGE AMOUNT :   218,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,570.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,701.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 84.98400

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,643,950.00     P & I AMT:     12,631.75
UPB AMT:   1,643,075.34

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           77
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030607246     MORTGAGORS: RUIZ                 JULIETA

 REGION CODE    ADDRESS   : 2000 MARCROSS DRIVE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95131


MORTGAGE AMOUNT :   220,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,282.71  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,793.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030607550     MORTGAGORS: WHITMIRE             CHARLES
                            WHITMIRE             LOIS
 REGION CODE    ADDRESS   : 10005 WISAKON TRAIL
     01         CITY      : MANASSAS
                STATE/ZIP : VA  22111


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,841.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,731.69  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030607584     MORTGAGORS: JOHAL                JASKARN
                            JOHAL                BALBIRO
 REGION CODE    ADDRESS   : 4770 HILLSBORO CIRCLE
     01         CITY      : SANTA ROSA
                STATE/ZIP : CA  95401


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,280.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 62.76100

 ----------------------------------------------------------------------
00030607600     MORTGAGORS: SHELDON              CHARLES
                            SHELDON              TARA
 REGION CODE    ADDRESS   : 106 KETTLEWELL COURT
     01         CITY      : CARY
                STATE/ZIP : NC  27502


MORTGAGE AMOUNT :   227,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    226,980.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,767.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030607956     MORTGAGORS: KIMBROUGH            DENA

 REGION CODE    ADDRESS   : 3850 E PLACITA DEL CAMPEON
     01         CITY      : TUSCON
                STATE/ZIP : AZ  85718


MORTGAGE AMOUNT :   455,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    455,117.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,545.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.99300

 ----------------------------------------------------------------------
00030608053     MORTGAGORS: PARMER               DEREK
                            PARMER               NANCY
 REGION CODE    ADDRESS   : 5098 GRAVENSTEIN HIGHWAY
     01         CITY      : SEBASTOPOL
                STATE/ZIP : CA  95472


MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,362.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,876.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,678,050.00     P & I AMT:     12,994.91
UPB AMT:   1,676,584.85

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           78
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030608145     MORTGAGORS: BARNES               JAMES
                            SECOR                JUDITH
 REGION CODE    ADDRESS   : 7216 CHADWYCK FARMS
     01         CITY      : CHARLOTTE
                STATE/ZIP : NC  28226


MORTGAGE AMOUNT :   260,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,412.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,931.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030608186     MORTGAGORS: BLACKBURN            WAYNE
                            BLACKBURN            FONDA
 REGION CODE    ADDRESS   : 4525 ORR DRIVE
     01         CITY      : CHANTILLY
                STATE/ZIP : VA  22021


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,841.65  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,731.69  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030608210     MORTGAGORS: REYNA                GEORGE
                            REYNA                LISA
 REGION CODE    ADDRESS   : 2206 ESTATE VIEW
     01         CITY      : SAN ANTONIO
                STATE/ZIP : TX  78260


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,868.82  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,793.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.21400

 ----------------------------------------------------------------------
00030608228     MORTGAGORS: COMPOSKY             ROBERT
                            COMPOSKY             SHARON
 REGION CODE    ADDRESS   : 11022 SAM BLACK ROAD
     01         CITY      : MIDLAND
                STATE/ZIP : NC  28107


MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,856.48  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,036.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030608251     MORTGAGORS: DEVICK               RUSSELL
                            DEVICK               SUSAN
 REGION CODE    ADDRESS   : 11640 BLACKWOODS LANE
     01         CITY      : WEST PALM BEACH
                STATE/ZIP : FL  33412


MORTGAGE AMOUNT :   298,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    298,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,319.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.98000

 ----------------------------------------------------------------------
00030608335     MORTGAGORS: MCPARTLAND           JAMES
                            MCPARTLAND           MARIE
 REGION CODE    ADDRESS   : 40955 SANDPIPER LANE
     01         CITY      : LEONARDTOWN
                STATE/ZIP : MD  20650


MORTGAGE AMOUNT :   255,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,450.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,896.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.93800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,533,750.00     P & I AMT:     11,709.54
UPB AMT:   1,532,629.41

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           79
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030608418     MORTGAGORS: GARCIA               RAYMOND
                            APODACA-GARCIA       SYLVIA
 REGION CODE    ADDRESS   : 62 ROCKABY DRIVE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  94560


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,966.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.33900

 ----------------------------------------------------------------------
00030608426     MORTGAGORS: ROTH                 WILLIAM
                            ROTH                 MARIA
 REGION CODE    ADDRESS   : 1829 QUEENS WAY
     01         CITY      : VISTA
                STATE/ZIP : CA  92084


MORTGAGE AMOUNT :   260,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,749.89  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,052.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 89.99600

 ----------------------------------------------------------------------
00030608525     MORTGAGORS: PRIZIO               JOHN
                            PRIZIO               DEBORAH
 REGION CODE    ADDRESS   : 400 WELWYN WALK
     01         CITY      : ALPHARETTA
                STATE/ZIP : GA  30365


MORTGAGE AMOUNT :   231,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,870.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,837.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 89.98800

 ----------------------------------------------------------------------
00030608541     MORTGAGORS: GARIEPY              DAVID
                            GARIEPY              LUCINDA
 REGION CODE    ADDRESS   : 1114 S. GENEVIEVE LANE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95128


MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    303,815.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,337.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030608566     MORTGAGORS: REINKING             STEVEN
                            REINKING             LISA
 REGION CODE    ADDRESS   : 6342 PRAIRE LANE
     01         CITY      : EVERGREEN
                STATE/ZIP : CO  80439


MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    232,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,851.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030608574     MORTGAGORS: TRUITT               NATHANIEL
                            TRUITT               ANITA
 REGION CODE    ADDRESS   : 2311 LOCHINVER LANE
     01         CITY      : CONYERS
                STATE/ZIP : GA  30207


MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,250.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,736.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,501,900.00     P & I AMT:     11,782.98
UPB AMT:   1,501,436.22

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           80
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030608731     MORTGAGORS: CAMPBELL             PRESSLEY
                            CAMPBELL             ANN
 REGION CODE    ADDRESS   : N. MISSION HILLS
     01         CITY      : BATON ROUGE
                STATE/ZIP : LA  70810


MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    344,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,645.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.08000

 ----------------------------------------------------------------------
00030608905     MORTGAGORS: FUKUDA               DEREK
                            FUKUDA               KIM
 REGION CODE    ADDRESS   : 4517 140TH AVENUE  SE
     01         CITY      : BELLEVUE
                STATE/ZIP : WA  98006


MORTGAGE AMOUNT :   284,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    284,236.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,237.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030608954     MORTGAGORS: GOLD                 RUSSELL
                            GOLD                 DIANE
 REGION CODE    ADDRESS   : 2017 CANTA LOMAS
     01         CITY      : EL CAJON
                STATE/ZIP : CA  92019


MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,682.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030609093     MORTGAGORS: AMMANN               ROBERT
                            AMMANN               SHARON
 REGION CODE    ADDRESS   : 4711 DAVID THOMAS ROAD
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78746


MORTGAGE AMOUNT :   215,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,876.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,691.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 84.31300

 ----------------------------------------------------------------------
00030609101     MORTGAGORS: KEY                  GEORGE
                            KEY                  SHERRY
 REGION CODE    ADDRESS   : 3807 SNEAD CT
     01         CITY      : SUGARLAND
                STATE/ZIP : TX  77479


MORTGAGE AMOUNT :   293,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    293,322.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,256.77  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.99300

 ----------------------------------------------------------------------
00030609317     MORTGAGORS: DREISBACH            LENORE

 REGION CODE    ADDRESS   : 10957 RED CLOUD RIDGE
     01         CITY      : ELBERT
                STATE/ZIP : CO  80106


MORTGAGE AMOUNT :   223,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    222,878.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,794.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 68.61538

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,583,900.00     P & I AMT:     12,307.77
UPB AMT:   1,583,313.05

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           81
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030609416     MORTGAGORS: SIMON                THOMAS
                            SIMON                KATHRYN
 REGION CODE    ADDRESS   : 1114 IVYMONT ROAD
     01         CITY      : BRYN MAWR
                STATE/ZIP : PA  19010


MORTGAGE AMOUNT :   504,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    504,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,698.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030609440     MORTGAGORS: BRYAN                BA TES
                            BRYAN                ROSEMARIE
 REGION CODE    ADDRESS   : 1025 CUMBERLAND ROAD
     01         CITY      : CHATTANOOGA
                STATE/ZIP : TN  37419


MORTGAGE AMOUNT :   249,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,709.93  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,987.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030609465     MORTGAGORS: OINESS               PHILLIP
                            OINESS               CHRISTINA
 REGION CODE    ADDRESS   : 12316 202ND AVENUE N.E.
     01         CITY      : WOODINVILLE
                STATE/ZIP : WA  98072


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    339,760.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,435.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 70.10300

 ----------------------------------------------------------------------
00030609481     MORTGAGORS: LATENDRESSE          DENNIS
                            LATENDRESSE          JEANNIE
 REGION CODE    ADDRESS   : 52 SNOWSTORM ROAD
     01         CITY      : BRECKENRIDGE
                STATE/ZIP : CO  80424


MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    328,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,522.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030609507     MORTGAGORS: SHOWGHI              ROBERT

 REGION CODE    ADDRESS   : 5681 CORTINA DRIVE
     01         CITY      : EL PASO
                STATE/ZIP : TX  79912


MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,091.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,798.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 89.98800

 ----------------------------------------------------------------------
00030609515     MORTGAGORS: ROY                  MICHAEL
                            ROY                  JANA
 REGION CODE    ADDRESS   : 36 MEADOWOOD
     01         CITY      : LAS FLORES
                STATE/ZIP : CA  92688


MORTGAGE AMOUNT :   227,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,900.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,813.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.99700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,892,000.00     P & I AMT:     14,255.91
UPB AMT:   1,891,461.50

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           82
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030609622     MORTGAGORS: GILMAN               GARY
                            STOXEN               JULIE
 REGION CODE    ADDRESS   : 1495 EBY CREEK RD
     01         CITY      : EAGLE
                STATE/ZIP : CO  81631


MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    367,782.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,862.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030609630     MORTGAGORS: BISSELL              JOHN
                            BISSELL              SHARON
 REGION CODE    ADDRESS   : 2624 WEST LANE
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77027


MORTGAGE AMOUNT :   309,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    309,417.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,408.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030609705     MORTGAGORS: DEWEY                JAMES

 REGION CODE    ADDRESS   : 43103 WEATHERWOOD DRIVE
     01         CITY      : ASHBURN
                STATE/ZIP : VA  22011


MORTGAGE AMOUNT :   217,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,354.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,595.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030609788     MORTGAGORS: HENRY                JOSEPH
                            HENRY                SHARON
 REGION CODE    ADDRESS   : 8 MAPLE LANE
     01         CITY      : GLEN MILLS
                STATE/ZIP : PA  19342


MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,840.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,945.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030609945     MORTGAGORS: PEARSON              LISA

 REGION CODE    ADDRESS   : 329 E 19TH STREET
     01         CITY      : COSTA MESA
                STATE/ZIP : CA  92627


MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    237,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,847.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030610018     MORTGAGORS: MILLER               WALTER
                            MILLER               JOYCE
 REGION CODE    ADDRESS   : 7911 SALEM LANE
     01         CITY      : PARKLAND
                STATE/ZIP : FL  33607


MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    376,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,958.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,764,600.00     P & I AMT:     13,617.30
UPB AMT:   1,763,894.88

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           83
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030610034     MORTGAGORS: MIN                  CHRIS
                            MIN                  HEA
 REGION CODE    ADDRESS   : 27338 PROVIDENT ROAD
     01         CITY      : AGOURA HILLS
                STATE/ZIP : CA  91301


MORTGAGE AMOUNT :   233,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,608.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,797.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 85.00000

 ----------------------------------------------------------------------
00030610067     MORTGAGORS: JACOBS               ROBERT
                            JACOBS               SANDRA
 REGION CODE    ADDRESS   : 4717 ELKS TRAIL
     01         CITY      : BELTON
                STATE/ZIP : TX  76513


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,842.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,999.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 65.00000

 ----------------------------------------------------------------------
00030610141     MORTGAGORS: GAYLORD              FREDERICK
                            GAYLORD              LESLIE
 REGION CODE    ADDRESS   : 32-34 DANA PLACE
     01         CITY      : LONG BEACH
                STATE/ZIP : CA  90803


MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    424,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,260.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.84900

 ----------------------------------------------------------------------
00030610158     MORTGAGORS: TRUEBA               DANIEL
                            TRUEBA               DEBRA
 REGION CODE    ADDRESS   : 4694 APPALOOSA TRAIL
     01         CITY      : SANTA MARIA
                STATE/ZIP : CA  93455


MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,068.72  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,300.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030610166     MORTGAGORS: DOAN                 LAN

 REGION CODE    ADDRESS   : 20570 EASTHILL DRIVE
     01         CITY      : YORBA LINDA
                STATE/ZIP : CA  92887


MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,864.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,722.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030610224     MORTGAGORS: RANKIN               ANNETTE
                            RANKIN               STEWART
 REGION CODE    ADDRESS   : 5921 NORTHERN COURT
     01         CITY      : ELKRIDGE
                STATE/ZIP : MD  21227


MORTGAGE AMOUNT :   227,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,208.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,728.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 94.99039

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,668,350.00     P & I AMT:     12,808.07
UPB AMT:   1,667,592.59

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           84
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030610232     MORTGAGORS: REINHOLD             STEVEN
                            REINHOLD             ANNE
 REGION CODE    ADDRESS   : 10204 CROSSCUT WAY
     01         CITY      : DAMASCUS
                STATE/ZIP : MD  20872


MORTGAGE AMOUNT :   259,050.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,050.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,991.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.99400

 ----------------------------------------------------------------------
00030610240     MORTGAGORS: ZIGELMAN             DAVID
                            ZIGELMAN             SHERRY
 REGION CODE    ADDRESS   : 1260 ANDERSON AVENUE
     01         CITY      : FORT LEE
                STATE/ZIP : NJ  07024


MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    258,850.99  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,037.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 74.63900

 ----------------------------------------------------------------------
00030610265     MORTGAGORS: HORVATH              JOSEPH
                            HORVATH              JANET
 REGION CODE    ADDRESS   : 5431 S GENESH STREET
     01         CITY      : ANGLEWOO
                STATE/ZIP : CO  80111


MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    334,802.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,605.60  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 64.42300

 ----------------------------------------------------------------------
00030610273     MORTGAGORS: ZIMMERMAN            JOSEPH
                            ZIMMERMAN            JENNIFER
 REGION CODE    ADDRESS   : 14415 DUNWOODY COURT
     01         CITY      : GAINESVILLE
                STATE/ZIP : VA  20155


MORTGAGE AMOUNT :   272,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,047.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 73.15700

 ----------------------------------------------------------------------
00030610307     MORTGAGORS: HOOPER               DENISE
                            HOOPER               ARTHUR
 REGION CODE    ADDRESS   : 5 TRIMBLE HILL COURT
     01         CITY      : BALTIMORE
                STATE/ZIP : MD  21093


MORTGAGE AMOUNT :   318,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    317,947.12  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,390.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 89.98700

 ----------------------------------------------------------------------
00030610323     MORTGAGORS: KRECL                DAVID
                            KRECL                SHARON
 REGION CODE    ADDRESS   : 471 ORE MINE ROAD
     01         CITY      : CANTON
                STATE/ZIP : GA  30114


MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,073.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,327.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,743,000.00     P & I AMT:     13,400.30
UPB AMT:   1,742,223.64

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           85
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030610349     MORTGAGORS: DI STEFANO           DON
                            DI STEFANO           NANCY
 REGION CODE    ADDRESS   : 54 TIDE COURT
     01         CITY      : OAKDALE
                STATE/ZIP : NY  11769


MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,854.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,140.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030610356     MORTGAGORS: GIL                  CARLOS
                            GIL                  JENNIFER
 REGION CODE    ADDRESS   : 3730 MARTIN DRIVE
     01         CITY      : SAN MATEO
                STATE/ZIP : CA  94403


MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,799.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030610364     MORTGAGORS: DEVIN                WILLIAM
                            DEVIN                DEE DEE
 REGION CODE    ADDRESS   : 34701 CALLE LOS ROBLES
     01         CITY      : CAPISTRANO BEACH
                STATE/ZIP : CA  92624


MORTGAGE AMOUNT :   221,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,885.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,818.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 77.54300

 ----------------------------------------------------------------------
00030610372     MORTGAGORS: BEATO                FLORENCE
                            BEATO                EVELYN
 REGION CODE    ADDRESS   : 1467 ELMWOOD COURT
     01         CITY      : CHULA VISTA
                STATE/ZIP : CA  91915


MORTGAGE AMOUNT :   213,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,637.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.41500

 ----------------------------------------------------------------------
00030610380     MORTGAGORS: ROSENTHAL            RICHARD
                            ROSENTHAL            MAURA
 REGION CODE    ADDRESS   : 56 MEADOW LANE
     01         CITY      : KATONAH
                STATE/ZIP : NY  10536


MORTGAGE AMOUNT :   244,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,013.12  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,942.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030610422     MORTGAGORS: COX                  TIMOTHY
                            COX                  MARILYN
 REGION CODE    ADDRESS   : 19803 NE 185TH STREET
     01         CITY      : WOODINVILLE
                STATE/ZIP : WA  98072


MORTGAGE AMOUNT :   218,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,324.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,718.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.99800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,396,600.00     P & I AMT:     11,056.59
UPB AMT:   1,396,077.56

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           86
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030610513     MORTGAGORS: SCHMIDL              MARY
                            LABUZA               TED
 REGION CODE    ADDRESS   : 409 VADNAIS LAKE DRIVE
     01         CITY      : VADNAIS HEIGHTS
                STATE/ZIP : MN  55127


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    350,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,629.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 58.47900

 ----------------------------------------------------------------------
00030610539     MORTGAGORS: MOORE                GARY
                            MOORE                ANN
 REGION CODE    ADDRESS   : 2370 PRINCE WAY
     01         CITY      : VISTA
                STATE/ZIP : CA  92084


MORTGAGE AMOUNT :   241,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,871.75  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,960.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 94.97500

 ----------------------------------------------------------------------
00030610554     MORTGAGORS: AHERNE               JOHN
                            AHERNE               JOAN
 REGION CODE    ADDRESS   : 14823 POPLAR HILL ROAD
     01         CITY      : GERMANTOWN
                STATE/ZIP : MD  20874


MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    322,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,362.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 70.19200

 ----------------------------------------------------------------------
00030610562     MORTGAGORS: PINNEO               GREGORY

 REGION CODE    ADDRESS   : 13110 PUGET SOUND BLVD
     01         CITY      : EDMONDS
                STATE/ZIP : WA  98026


MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    416,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,052.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 60.72900

 ----------------------------------------------------------------------
00030610653     MORTGAGORS: CHALTAS              ALISON
                            CHALTAS              THANO
 REGION CODE    ADDRESS   : 45 OCEAN DRIVE NORTH
     01         CITY      : STAMFORD
                STATE/ZIP : CT  06852


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,930.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030610810     MORTGAGORS: MANTONYA             JERRY

 REGION CODE    ADDRESS   : 3028 MAPLE AVENUE
     01         CITY      : MILLERSPORT
                STATE/ZIP : OH  43046


MORTGAGE AMOUNT :   211,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    210,460.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,533.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   02/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,800,500.00     P & I AMT:     13,469.52
UPB AMT:   1,799,332.53

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           87
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030610828     MORTGAGORS: GONZALEZ             JOSE
                            LOVE-GONZALEZ        DEBBIE
 REGION CODE    ADDRESS   : 25805 VIA VIENTO
     01         CITY      : MISSION VIEJO
                STATE/ZIP : CA  92691


MORTGAGE AMOUNT :   242,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,364.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,929.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 91.50900

 ----------------------------------------------------------------------
00030610919     MORTGAGORS: GOLDFARB             DANIEL
                            GOLDFARB             SORA
 REGION CODE    ADDRESS   : 14 HARRISON STREET
     01         CITY      : EDISON
                STATE/ZIP : NJ  08817


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    245,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,883.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 75.96800

 ----------------------------------------------------------------------
00030610927     MORTGAGORS: WING                 KEITH
                            WING                 JOAN
 REGION CODE    ADDRESS   : 122 YARDLEY LANE
     01         CITY      : WILMINGTON
                STATE/ZIP : DE  19810


MORTGAGE AMOUNT :   263,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,226.72  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,888.46  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030610935     MORTGAGORS: JONES                SHARON

 REGION CODE    ADDRESS   : 71 ANCIENT HILLS LANE
     01         CITY      : HENDERSON
                STATE/ZIP : NV  89014


MORTGAGE AMOUNT :   235,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,776.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,870.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030610976     MORTGAGORS: FORD                 TERRY
                            FORD                 LUCRETIA
 REGION CODE    ADDRESS   : 2110 THORNKNOLL DRIVE
     01         CITY      : FORT WASHINGTON
                STATE/ZIP : MD  20744


MORTGAGE AMOUNT :   273,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,700.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,056.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 94.99300

 ----------------------------------------------------------------------
00030611354     MORTGAGORS: CHIRURGI             ROBERT
                            CHIRURGI             SUSAN
 REGION CODE    ADDRESS   : 119 HITCHING POST LANE
     01         CITY      : YORKTOWN HEIGHTS
                STATE/ZIP : NY  10598


MORTGAGE AMOUNT :   239,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,251.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,819.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,499,300.00     P & I AMT:     11,448.15
UPB AMT:   1,498,318.29

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           88
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030611438     MORTGAGORS: MOORE                J
                            MOORE                GLENDA
 REGION CODE    ADDRESS   : 210 RED HILL ROAD
     01         CITY      : ORANGE
                STATE/ZIP : VA  22960


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,999.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030611529     MORTGAGORS: SCHLOSS              JEFFREY
                            SCHLOSS              ANNMARIE
 REGION CODE    ADDRESS   : 55 LOCUST LANE
     01         CITY      : ROSLYN HEIGHTS
                STATE/ZIP : NY  11577


MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    341,793.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,690.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030611586     MORTGAGORS: DEVAIRAKKAM          JESUDASON
                            DEVAIRAKKAM          VIOLET
 REGION CODE    ADDRESS   : 11105 KNIGHTS COURT
     01         CITY      : GERMANTOWN
                STATE/ZIP : MD  20876


MORTGAGE AMOUNT :   230,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,353.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,731.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 94.99200

 ----------------------------------------------------------------------
00030611628     MORTGAGORS: SENESI               EDWARD
                            SENESI               DIANE
 REGION CODE    ADDRESS   : 21202 LONGRIDGE DRIVE
     01         CITY      : TRUBUCO CANYON
                STATE/ZIP : CA  92679


MORTGAGE AMOUNT :   276,650.00  OPTION TO CONVERT :
UNPAID BALANCE :    276,486.66  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,151.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.99000

 ----------------------------------------------------------------------
00030611875     MORTGAGORS: WALTERS              WILLIAM

 REGION CODE    ADDRESS   : 4703 SUMMIT HILL COURT
     01         CITY      : COLLEYVILLE
                STATE/ZIP : TX  76034


MORTGAGE AMOUNT :   235,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,360.96  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,831.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030611925     MORTGAGORS: ETROPOLSKI           MILA

 REGION CODE    ADDRESS   : 222 POND RIDGE ROAD
     01         CITY      : LIBERTYVILLE
                STATE/ZIP : IL  60048


MORTGAGE AMOUNT :   241,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,300.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,855.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,585,950.00     P & I AMT:     12,260.22
UPB AMT:   1,585,293.87

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           89
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030612030     MORTGAGORS: FITZGERALD           SUSAN
                            DILLON               THOMAS
 REGION CODE    ADDRESS   : 8122 BROOKWOOD FARM RD
     01         CITY      : FULTON
                STATE/ZIP : MD  20759


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 66.77200

 ----------------------------------------------------------------------
00030612097     MORTGAGORS: BAUER                JAMES
                            BAUER                CECILE
 REGION CODE    ADDRESS   : 3100 NORTHGATE DRIVE
     01         CITY      : PLANO
                STATE/ZIP : TX  75093


MORTGAGE AMOUNT :   231,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,676.65  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,886.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030612311     MORTGAGORS: VANGELDER            LINDA
                            SPECTOR              DENIS
 REGION CODE    ADDRESS   : 11 STRATFORD GARDEN COURT
     01         CITY      : SILVER SPRINGS
                STATE/ZIP : MD  20904


MORTGAGE AMOUNT :   266,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,106.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,001.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.99000

 ----------------------------------------------------------------------
00030612386     MORTGAGORS: BATES                ROBERT
                            BATES                JANET
 REGION CODE    ADDRESS   : 1950 NORTH CALLE MADERAS
     01         CITY      : MESA
                STATE/ZIP : AZ  85213


MORTGAGE AMOUNT :   218,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,380.65  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,758.10  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030612477     MORTGAGORS: HARVEY               LARRY
                            HARVEY               SHELBY
 REGION CODE    ADDRESS   : 3009 FRANKLIN CORNER LANE
     01         CITY      : HERNDON
                STATE/ZIP : VA  22071


MORTGAGE AMOUNT :   306,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    306,289.07  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,222.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 79.99000

 ----------------------------------------------------------------------
00030612543     MORTGAGORS: RUSICH               STEVEN

 REGION CODE    ADDRESS   : 1497 CINDEE LANE
     01         CITY      : COLTON
                STATE/ZIP : CA  92324


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,834.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,177.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,603,250.00     P & I AMT:     12,299.81
UPB AMT:   1,601,096.01

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           90
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030612550     MORTGAGORS: ANDERSON             CHRISTOPHER
                            ANDERSON             LAURENE
 REGION CODE    ADDRESS   : 505 POPPY HILL ROAD
     01         CITY      : WATSONVILLE
                STATE/ZIP : CA  95076


MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    327,806.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,551.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030612576     MORTGAGORS: LINEWEBER            DAVID
                            VOEGTLIN             CATHERINE
 REGION CODE    ADDRESS   : 2764 JASMINE DRIVE
     01         CITY      : FITCHBURG
                STATE/ZIP : WI  53711


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,867.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,877.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 84.13547

 ----------------------------------------------------------------------
00030612584     MORTGAGORS: JAVORSKY             KEN
                            JAVORSKY             DANA
 REGION CODE    ADDRESS   : 25230 CANYON OAKS COURT
     01         CITY      : CASTRO VALLEY
                STATE/ZIP : CA  94552


MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,899.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 62.11800

 ----------------------------------------------------------------------
00030612659     MORTGAGORS: FIFIELD              BUD
                            FIFIELD              ELEANOR
 REGION CODE    ADDRESS   : 546 E. PORPOISE PT
     01         CITY      : COROLLA
                STATE/ZIP : NC  27927


MORTGAGE AMOUNT :   261,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    261,900.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,178.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030612709     MORTGAGORS: KILCUP               RODNEY
                            KILCUP               JODI
 REGION CODE    ADDRESS   : 361 ILIAINA STREET
     01         CITY      : KAILUA
                STATE/ZIP : HI  96734


MORTGAGE AMOUNT :   344,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    344,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,620.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030612733     MORTGAGORS: BUTLER               TAMBRA

 REGION CODE    ADDRESS   : 5 FERNWOOD LANE
     01         CITY      : BARRINGTON HILLS
                STATE/ZIP : IL  60010


MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    419,758.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,304.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,837,700.00     P & I AMT:     14,431.33
UPB AMT:   1,837,132.40

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           91
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030612899     MORTGAGORS: AHRENS               DANIEL
                            AHRENS               VICTORIA
 REGION CODE    ADDRESS   : 13602 NW 47TH AVENUE
     01         CITY      : VANCOUVER
                STATE/ZIP : WA  98685


MORTGAGE AMOUNT :   231,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,776.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 74.08500

 ----------------------------------------------------------------------
00030612915     MORTGAGORS: GLENN                JOHN
                            GLENN                DEE
 REGION CODE    ADDRESS   : 109 MULE DEER COVE
     01         CITY      : GEORGETOWN
                STATE/ZIP : TX  78628


MORTGAGE AMOUNT :   238,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,522.57  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,706.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   12/01/25
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 89.86700

 ----------------------------------------------------------------------
00030613046     MORTGAGORS: TAYLOR               MICHAEL
                            TAYLOR               NANETTE
 REGION CODE    ADDRESS   : 17066 BOLLINGER DRIVE
     01         CITY      : PACIFIC PALISADES
                STATE/ZIP : CA  90272


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,933.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 69.44400

 ----------------------------------------------------------------------
00030613111     MORTGAGORS: GEHRMAN              NELSON

 REGION CODE    ADDRESS   : 4000 SW 106TH TERRACE
     01         CITY      : DAVIE
                STATE/ZIP : FL  33328


MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,876.66  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,750.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 64.32700

 ----------------------------------------------------------------------
00030613517     MORTGAGORS: KIRKWOOD             GEORGE
                            KIRKWOOD             DIANE
 REGION CODE    ADDRESS   : 6716 COLUMBINE WAY
     01         CITY      : PLANO
                STATE/ZIP : TX  75093


MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    295,816.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,249.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030613673     MORTGAGORS: OSBORN               LESLIE
                            OSBORN               JAMES
 REGION CODE    ADDRESS   : 791 STONEGATE DRIVE
     01         CITY      : HIGHLAND PARK
                STATE/ZIP : IL  60035


MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    322,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,419.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,807,150.00     P & I AMT:     13,835.15
UPB AMT:   1,805,215.25

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           92
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030613830     MORTGAGORS: GILMORE              ELIZABETH

 REGION CODE    ADDRESS   : LOT 98 SEA RIDGE DRIVE
     01         CITY      : COROLLA
                STATE/ZIP : NC  27927


MORTGAGE AMOUNT :   243,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    243,398.62  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,851.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 88.56300

 ----------------------------------------------------------------------
00030613863     MORTGAGORS: AMIEL                ALAN
                            AMIEL                ADRIANA
 REGION CODE    ADDRESS   : 307 ATLANTIC AVENUE
     01         CITY      : MIAMI
                STATE/ZIP : FL  33160


MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    284,836.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,242.10  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 64.77200

 ----------------------------------------------------------------------
00030613905     MORTGAGORS: LAWSON               DEREK
                            KING                 CHERIE
 REGION CODE    ADDRESS   : 121 PAUL AVENUE
     01         CITY      : MOUNTAIN VIEW
                STATE/ZIP : CA  94041


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,840.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,100.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 84.37500

 ----------------------------------------------------------------------
00030613913     MORTGAGORS: BRODIE               MATTHEW
                            BRODIE               TRACEY
 REGION CODE    ADDRESS   : 8045 WAGON WHEEL ROAD
     01         CITY      : MORRISON
                STATE/ZIP : CO  80465


MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    237,363.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,868.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.81000

 ----------------------------------------------------------------------
00030613970     MORTGAGORS: COTE                 DONALD
                            COTE                 MARYANN
 REGION CODE    ADDRESS   : 2713 PITLOCHRY STREET
     01         CITY      : CONYERS
                STATE/ZIP : GA  30207


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,753.13  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030614028     MORTGAGORS: CAPONE               DOMINIC
                            CAPONE               LIZA
 REGION CODE    ADDRESS   : 1 OLD SYCAMORE ROAD
     01         CITY      : SOUTHEAST
                STATE/ZIP : NY  10509


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,413.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 75.75900

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,564,050.00     P & I AMT:     12,228.71
UPB AMT:   1,563,438.60

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                             ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                                PAGE:           93
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030614093     MORTGAGORS: ALARCON              J
                            ALARCON              MARGARET
 REGION CODE    ADDRESS   : 105 AZINGER DRIVE
     01         CITY      : LAREDA
                STATE/ZIP : TX  78041


MORTGAGE AMOUNT :   235,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,460.90  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,832.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030614168     MORTGAGORS: BROWN                STEPHEN
                            BROWN                JACQUELINE
 REGION CODE    ADDRESS   : 17902 43RD AVENUE NE
     01         CITY      : ARLINGTON
                STATE/ZIP : WA  98223


MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,858.24  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,799.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030614234     MORTGAGORS: PLATT                LIVINGSTON
                            PLATT                ANNE
 REGION CODE    ADDRESS   : 5000  N. CIRCULO SOBRIO
     01         CITY      : TUCSON
                STATE/ZIP : AZ  85718


MORTGAGE AMOUNT :   475,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    475,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,610.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 76.86000

 ----------------------------------------------------------------------
00030614242     MORTGAGORS: PARKER               ALAN

 REGION CODE    ADDRESS   : 10291 DEERHILL DR.
     01         CITY      : SANTA ANA
                STATE/ZIP : CA  92705


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,092.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 61.17600

 ----------------------------------------------------------------------
00030614267     MORTGAGORS: SMITH                SHAHIN

 REGION CODE    ADDRESS   : 1745 CANDLESTICK WAY
     01         CITY      : OWINGS
                STATE/ZIP : MD  20736


MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,643.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 84.52800

 ----------------------------------------------------------------------
00030614291     MORTGAGORS: STERN                RONALD
                            STERN                DEBRA
 REGION CODE    ADDRESS   : 37 OLIVER ROAD
     01         CITY      : PARAMUS
                STATE/ZIP : NJ  07652


MORTGAGE AMOUNT :   272,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,434.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,096.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.70700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,701,200.00     P & I AMT:     13,073.81
UPB AMT:   1,700,754.00

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:           94
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030614390     MORTGAGORS: SISKAR               JOHN
                            SISKAR               MARGARET
 REGION CODE    ADDRESS   : 623 VIA GOLONDRINA
     01         CITY      : CLEMENTE
                STATE/ZIP : CA  92673


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,856.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030614499     MORTGAGORS: ABELOE               DAVID
                            ABELOE               SUSAN
 REGION CODE    ADDRESS   : 2235 HOGAN COURT
     01         CITY      : RENO
                STATE/ZIP : NV  89523


MORTGAGE AMOUNT :   251,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,797.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,937.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.99600

 ----------------------------------------------------------------------
00030614648     MORTGAGORS: HOWARD               ROBERT
                            HOWARD               KERRY
 REGION CODE    ADDRESS   : 6415 FAIRWAYS DRIVE
     01         CITY      : LONGMONT
                STATE/ZIP : CO  80501


MORTGAGE AMOUNT :   257,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    257,443.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,980.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030614671     MORTGAGORS: MCCAFFERTY           THOMAS
                            MCCAFFERTY           SUZANNA
 REGION CODE    ADDRESS   : 7554 KEMPER HOUSE COURT
     01         CITY      : MANASSAS
                STATE/ZIP : VA  22111


MORTGAGE AMOUNT :   208,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    208,177.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,530.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 94.99300

 ----------------------------------------------------------------------
00030614747     MORTGAGORS: RUND                 ROBERT
                            BROWN-RUND           JULIE
 REGION CODE    ADDRESS   : LOT 65 GOLDEN FERN COURT
     01         CITY      : ELKRIDGE
                STATE/ZIP : MD  21227


MORTGAGE AMOUNT :   221,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,862.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,679.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.50900

 ----------------------------------------------------------------------
00030614804     MORTGAGORS: HELLER               ERIC

 REGION CODE    ADDRESS   : 3 MEAD LANE
     01         CITY      : EAST HILLS
                STATE/ZIP : NY  11576


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,041.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 49.37100

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,450,150.00     P & I AMT:     11,026.89
UPB AMT:   1,449,281.25

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:           95
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030614846     MORTGAGORS: REISNER              DAVID

 REGION CODE    ADDRESS   : 13024 WARREN AVE.
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  90066


MORTGAGE AMOUNT :   359,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    358,958.99  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,635.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030614937     MORTGAGORS: PEREZ                SUSAN

 REGION CODE    ADDRESS   : 9866 SW 111TH TERRACE
     01         CITY      : MIAMI
                STATE/ZIP : FL  33176


MORTGAGE AMOUNT :   234,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,375.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,907.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
00030614952     MORTGAGORS: GOOD                 DAVID

 REGION CODE    ADDRESS   : 2996 EAST KEYSTONE RD.
     01         CITY      : KEYSTONE
                STATE/ZIP : CO  80435


MORTGAGE AMOUNT :   370,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    370,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,917.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030614994     MORTGAGORS: BONDI                ANTHONY
                            BONDI                JANE
 REGION CODE    ADDRESS   : 8723 TREETOP TR.
     01         CITY      : BROADVIEW HTS
                STATE/ZIP : OH  44147


MORTGAGE AMOUNT :   223,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    222,699.74  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,636.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 74.08600

 ----------------------------------------------------------------------
00030615017     MORTGAGORS: GRIFFIN              RICHARD
                            GRIFFIN              JENNIFER
 REGION CODE    ADDRESS   : 1921 HUNTERS HILL DRIVE
     01         CITY      : GERMANTOWN
                STATE/ZIP : TN  38138


MORTGAGE AMOUNT :   210,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    209,775.65  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,708.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030615041     MORTGAGORS: ROSS                 ROBERT
                            ROSS                 LOU ANN
 REGION CODE    ADDRESS   : 2769 ARROWHEAD CT
     01         CITY      : STERLING HEIGHTS
                STATE/ZIP : MI  48314


MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,752.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,750.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 87.64900

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,617,500.00     P & I AMT:     12,556.09
UPB AMT:   1,616,362.00

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:           96
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030615066     MORTGAGORS: BROWN                ANTHONY

 REGION CODE    ADDRESS   : 127 VILLAMOURA WAY
     01         CITY      : DULUTH
                STATE/ZIP : GA  30155


MORTGAGE AMOUNT :   346,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    346,078.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,664.29  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030615074     MORTGAGORS: ROGERS               ANITA

 REGION CODE    ADDRESS   : 15 CARNABY CT
     01         CITY      : BROWNSBURG
                STATE/ZIP : IN  46112


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,851.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,960.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030615082     MORTGAGORS: GURRICH              LOUIS
                            LOCOCO               NANETTE
 REGION CODE    ADDRESS   : 1532 ELEONORE ST
     01         CITY      : NEW ORLEANS
                STATE/ZIP : LA  70115


MORTGAGE AMOUNT :   541,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    541,196.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,308.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030615090     MORTGAGORS: BAUMAN               MARJORIE

 REGION CODE    ADDRESS   : 5507 BRITE DR
     01         CITY      : BETHESDA
                STATE/ZIP : MD  20817


MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    307,563.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,206.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030615124     MORTGAGORS: ECONOMIDY            BYRON
                            ECONOMIDY            JAYNE
 REGION CODE    ADDRESS   : 4343 N. CAMINO ARCO
     01         CITY      : TUCSON
                STATE/ZIP : AZ  85718


MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    315,813.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,457.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030615165     MORTGAGORS: NORRIS               JEFFREY
                            NORRIS               RINA
 REGION CODE    ADDRESS   : 132 WINDSOR COURT
     01         CITY      : DEERFIELD
                STATE/ZIP : IL  60015


MORTGAGE AMOUNT :   431,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    430,983.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,204.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.91666

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,195,550.00     P & I AMT:     16,801.37
UPB AMT:   2,193,487.07

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:           97
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030615181     MORTGAGORS: CLEVENGER            C
                            CLEVENGER            LINDA
 REGION CODE    ADDRESS   : 9347 SEASCAPE DR.
     01         CITY      : INDIANAPOLIS
                STATE/ZIP : IN  46236


MORTGAGE AMOUNT :   588,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    587,320.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,625.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030615215     MORTGAGORS: GOLDSTEIN            ROBERT
                            GOLDSTEIN            CHARLOTTE
 REGION CODE    ADDRESS   : 505 HARBOR GATE CIRCLE
     01         CITY      : ALPHARETTA
                STATE/ZIP : GA  30202


MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    359,573.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,800.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030615231     MORTGAGORS: MOTRO                JOSEPH
                            MOTRO                TERESA
 REGION CODE    ADDRESS   : 7735 S. TROPICAL TRAIL
     01         CITY      : MERRITT ISLAND
                STATE/ZIP : FL  32952


MORTGAGE AMOUNT :   296,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    296,220.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,279.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 44.57100

 ----------------------------------------------------------------------
00030615249     MORTGAGORS: STILLMAN             JOHN
                            STILLMAN             JOANNE
 REGION CODE    ADDRESS   : 119 SUMMIT AVE
     01         CITY      : JENKINTOWN
                STATE/ZIP : PA  19046


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,693.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,937.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030615272     MORTGAGORS: ROBERTS              ALLEN
                            ROBERTS              AFSOON
 REGION CODE    ADDRESS   : 4922 ALBEMARLE ST NW
     01         CITY      : WASHINGTON
                STATE/ZIP : DC  20016


MORTGAGE AMOUNT :   310,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    310,022.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,386.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030615280     MORTGAGORS: CONNOR               JAMES
                            CONNOR               RHONDA
 REGION CODE    ADDRESS   : 5009 OLD FEDERAL RD
     01         CITY      : LOUISVILLE
                STATE/ZIP : KY  40207


MORTGAGE AMOUNT :   444,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    443,731.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,413.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,250,800.00     P & I AMT:     17,443.27
UPB AMT:   2,248,561.93

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:           98
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030615306     MORTGAGORS: HOUGHLAND            MANDY
                            HOUGHLAND            DANIEL
 REGION CODE    ADDRESS   : 3910 KEAL RUN WAY
     01         CITY      : LOUISVILLE
                STATE/ZIP : KY  40241


MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,860.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,702.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030615405     MORTGAGORS: PAVLOVIC             DRAGAN
                            PAVLOVIC             TERRI
 REGION CODE    ADDRESS   : 6550 ROCKY CREST DRIVE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95120


MORTGAGE AMOUNT :   437,054.00  OPTION TO CONVERT :
UNPAID BALANCE :    436,067.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,206.95  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 70.82900

 ----------------------------------------------------------------------
00030615561     MORTGAGORS: BROWN                TRUMAN

 REGION CODE    ADDRESS   : 80 BECKWITH DRIVE
     01         CITY      : COLORADO SPRINGS
                STATE/ZIP : CO  80906


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,690.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030615710     MORTGAGORS: BARKER               EDWARD
                            BARKER               LISA
 REGION CODE    ADDRESS   : 11001 BURYWOOD LANE
     01         CITY      : RESTON
                STATE/ZIP : VA  22094


MORTGAGE AMOUNT :   235,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,766.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030615744     MORTGAGORS: EATON                DONALD

 REGION CODE    ADDRESS   : 184 STARFISH COURT
     01         CITY      : MARINA
                STATE/ZIP : CA  93933


MORTGAGE AMOUNT :   298,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    298,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,376.99  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.99200

 ----------------------------------------------------------------------
00030616007     MORTGAGORS: MONZON               MARIA
                            PASCUAL              BERNARDO
 REGION CODE    ADDRESS   : 5901 SW 84 STREET
     01         CITY      : MIAMI
                STATE/ZIP : FL  33143


MORTGAGE AMOUNT :   235,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,254.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,937.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 69.98700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,666,504.00     P & I AMT:     12,681.64
UPB AMT:   1,665,133.30

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:           99
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030616072     MORTGAGORS: HARDING              JAMES
                            HARDING              PATRICIA
 REGION CODE    ADDRESS   : 40 TRINITY PLACE
     01         CITY      : OCEANPORT
                STATE/ZIP : NJ  08757


MORTGAGE AMOUNT :   258,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    258,615.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,128.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030616635     MORTGAGORS: STANCHEK             THOMAS
                            STANCHEK             DEANNA
 REGION CODE    ADDRESS   : 28 MEADOWWOOD
     01         CITY      : LAS FLORES
                STATE/ZIP : CA  92688


MORTGAGE AMOUNT :   256,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    256,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,038.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.99400

 ----------------------------------------------------------------------
00030616726     MORTGAGORS: GRIFFIN              MICHAEL
                            GRIFFIN              SUZANNA
 REGION CODE    ADDRESS   : 502 NEWTON STREET
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98109


MORTGAGE AMOUNT :   215,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,976.25  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,692.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030616742     MORTGAGORS: KUO                  SEAN
                            TAO                  OLIVE
 REGION CODE    ADDRESS   : 12655 FREDERICKSBURG DRIVE
     01         CITY      : SARATOGA
                STATE/ZIP : CA  95070


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    499,697.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,844.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 76.92300

 ----------------------------------------------------------------------
00030617070     MORTGAGORS: OLSEN                SCOTT
                            OLSEN                TERI
 REGION CODE    ADDRESS   : 462 BENEVENTE DR.
     01         CITY      : OCEANSIDE
                STATE/ZIP : CA  92057


MORTGAGE AMOUNT :   210,762.00  OPTION TO CONVERT :
UNPAID BALANCE :    210,289.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,473.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 79.99900

 ----------------------------------------------------------------------
00030617120     MORTGAGORS: CLARK                JOHN

 REGION CODE    ADDRESS   : 6400 EAST CARON DRIVE
     01         CITY      : PARADISE VALLEY
                STATE/ZIP : AZ  85253


MORTGAGE AMOUNT :   448,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    447,843.57  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,215.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,889,612.00     P & I AMT:     14,392.82
UPB AMT:   1,887,622.57

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          100
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030617146     MORTGAGORS: FRIDAY               JOHN
                            FRIDAY               TRACY
 REGION CODE    ADDRESS   : 2953 MAJISTIC OAK DRIVE
     01         CITY      : GRAPEVIN
                STATE/ZIP : TX  76051


MORTGAGE AMOUNT :   268,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,695.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,115.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030617336     MORTGAGORS: BONNER               JOHN
                            BONNER               JANE
 REGION CODE    ADDRESS   : 3930 260TH ST EAST
     01         CITY      : SPANAWAY
                STATE/ZIP : WA  98387


MORTGAGE AMOUNT :   318,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    318,566.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,507.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030617476     MORTGAGORS: KARIM                SIKANDER
                            KARIM                ZARIFA
 REGION CODE    ADDRESS   : 308 CROOKED TREE COURT
     01         CITY      : COPPELL
                STATE/ZIP : TX  75019


MORTGAGE AMOUNT :   229,050.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,050.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,680.69  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 89.98700

 ----------------------------------------------------------------------
00030617492     MORTGAGORS: HENFREY              PATRICK
                            LOGAN-HENFREY        LINDA
 REGION CODE    ADDRESS   : 8222 LILLY STONE DRIVE
     01         CITY      : BETHESDA
                STATE/ZIP : MD  20817


MORTGAGE AMOUNT :   373,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    373,273.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,871.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030617500     MORTGAGORS: MARTIN               DONALD
                            MARTIN               JOLENE
 REGION CODE    ADDRESS   : 3118 HONORS ROW
     01         CITY      : OWENS CROSS ROADS
                STATE/ZIP : AL  35763


MORTGAGE AMOUNT :   243,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,102.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,807.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030617518     MORTGAGORS: DUFFY                JAMES
                            DUFFY                BRIGITTE
 REGION CODE    ADDRESS   : 11 CRICKET LANE
     01         CITY      : AVON
                STATE/ZIP : CT  06001


MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    278,826.59  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,120.60  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,712,650.00     P & I AMT:     13,103.83
UPB AMT:   1,710,514.75

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          101
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030617526     MORTGAGORS: COOK                 H.
                            COOK                 LAWANDA
 REGION CODE    ADDRESS   : 686 SPRINGLAKE DRIVE
     01         CITY      : PEARL
                STATE/ZIP : MS  39208


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,848.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,922.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 76.92300

 ----------------------------------------------------------------------
00030617534     MORTGAGORS: RING                 ROBERT
                            RING                 SUZANNE
 REGION CODE    ADDRESS   : 152 NORTH CHARLOTTE ST
     01         CITY      : LOMBARD
                STATE/ZIP : IL  60148


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,726.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,730.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.78700

 ----------------------------------------------------------------------
00030617542     MORTGAGORS: GREVE                CARL
                            GREVE                LYNNE
 REGION CODE    ADDRESS   : 1539 LAKE FRONT ROAD
     01         CITY      : LAKE OSWEGO
                STATE/ZIP : OR  97034


MORTGAGE AMOUNT :   489,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    489,218.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,850.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 68.46100

 ----------------------------------------------------------------------
00030617559     MORTGAGORS: AVERY                DAVID
                            AVERY                SANDRA
 REGION CODE    ADDRESS   : 24 TRAILSIDE PLACE
     01         CITY      : RAMAPO
                STATE/ZIP : NY  10956


MORTGAGE AMOUNT :   221,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    221,765.57  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,706.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.99200

 ----------------------------------------------------------------------
00030617567     MORTGAGORS: GARCIA               FRANK
                            GARCIA               MARIA
 REGION CODE    ADDRESS   : 730 E. CAMINO VISTA DEL CIELO
     01         CITY      : NOGALES
                STATE/ZIP : AZ  85621


MORTGAGE AMOUNT :   274,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    274,337.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,135.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030617575     MORTGAGORS: NGUYEN               CATARINA

 REGION CODE    ADDRESS   : 38 ROGERS COURT
     01         CITY      : GOLDEN
                STATE/ZIP : CO  80401


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,676.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,202.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,740,900.00     P & I AMT:     13,547.25
UPB AMT:   1,739,573.48

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          102
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030617591     MORTGAGORS: CHENG                HAI

 REGION CODE    ADDRESS   : 327 WEST LEADORA AVENUE
     01         CITY      : GLENDORA
                STATE/ZIP : CA  91741


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,868.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,017.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030617609     MORTGAGORS: GRANAI               CORNELIUS
                            GRANAI               CHERYL
 REGION CODE    ADDRESS   : 18 HALSEY STREET
     01         CITY      : PROVIDENCE
                STATE/ZIP : RI  02906


MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    359,594.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,864.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030617617     MORTGAGORS: HAHN                 MICHAEL
                            HAHN                 KRISTEN
 REGION CODE    ADDRESS   : 22506 WOODCREST CIRCLE
     01         CITY      : LAKE FOREST
                STATE/ZIP : CA  92630


MORTGAGE AMOUNT :   225,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,150.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,791.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030617674     MORTGAGORS: PACHECO              CHRISTINE

 REGION CODE    ADDRESS   : 500 REGENCY DRIVE
     01         CITY      : EL PASO
                STATE/ZIP : TX  79912


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,321.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,148.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 59.08000

 ----------------------------------------------------------------------
00030617682     MORTGAGORS: MUMMA                PAUL
                            MUMMA                SHARON
 REGION CODE    ADDRESS   : 4752 ROONEY AVENUE
     01         CITY      : AKRON
                STATE/ZIP : OH  44319


MORTGAGE AMOUNT :   225,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,076.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,713.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 70.46800

 ----------------------------------------------------------------------
00030617690     MORTGAGORS: ALAGBE               OYEBISI
                            ALAGBE               AGODI
 REGION CODE    ADDRESS   : 17038 ENCINO HILLS DRIVE
     01         CITY      : ENCINO AREA
                STATE/ZIP : CA  91436


MORTGAGE AMOUNT :   386,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    385,713.90  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,835.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,715,050.00     P & I AMT:     13,371.02
UPB AMT:   1,712,724.50

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          103
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030617708     MORTGAGORS: STINNETT             JOHN
                            STINNETT             NANCY
 REGION CODE    ADDRESS   : 15193 ARROWHEAD DRIVE
     01         CITY      : BRIGHTON
                STATE/ZIP : CO  80601


MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,504.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,863.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 78.43700

 ----------------------------------------------------------------------
00030617732     MORTGAGORS: PRESSEY              PAUL
                            PRESSEY              ELIZABETH
 REGION CODE    ADDRESS   : 21450 FOREST WATERS CIRCLE
     01         CITY      : GARDEN RIDGE
                STATE/ZIP : TX  78266


MORTGAGE AMOUNT :   331,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    331,341.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,405.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 72.13000

 ----------------------------------------------------------------------
00030617740     MORTGAGORS: BELDEN               CHARLES
                            BELDEN               BRIDGET
 REGION CODE    ADDRESS   : 19162 BARRETT LANE
     01         CITY      : SANTA ANA
                STATE/ZIP : CA  92705


MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    295,640.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,275.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030617799     MORTGAGORS: DELGAUDIO            ANNE

 REGION CODE    ADDRESS   : 121 WOODCHUCK ROAD
     01         CITY      : STAMFORD
                STATE/ZIP : CT  06903


MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    392,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,118.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030617971     MORTGAGORS: FARHI                ABRAHAM
                            FARHI                MARY
 REGION CODE    ADDRESS   : 1637 SOUTH GARDEN STREET
     01         CITY      : PALATINE
                STATE/ZIP : IL  60067


MORTGAGE AMOUNT :   293,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    291,398.47  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,259.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/25
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.98700

 ----------------------------------------------------------------------
00030618409     MORTGAGORS: GOLDHAMER            MICHAEL
                            GOLDHAMER            PATRICIA
 REGION CODE    ADDRESS   : 1231 MYRTLE AVENUE
     01         CITY      : SAN DIEGO
                STATE/ZIP : CA  92103


MORTGAGE AMOUNT :   217,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,653.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,782,150.00     P & I AMT:     13,576.98
UPB AMT:   1,778,384.47

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          104
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030618532     MORTGAGORS: MCDONALD             SUSAN
                            MCDONALD             EARL
 REGION CODE    ADDRESS   : 5841 WOODBORO DRIVE
     01         CITY      : HUNTINGTON BEACH
                STATE/ZIP : CA  92649


MORTGAGE AMOUNT :   311,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    310,821.07  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,446.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.74300

 ----------------------------------------------------------------------
00030618557     MORTGAGORS: LAWLOR               RONALD
                            LAWLOR               PAULA
 REGION CODE    ADDRESS   : 8 MARINE WAY
     01         CITY      : AVALON
                STATE/ZIP : NJ  08202


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,966.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 87.71900

 ----------------------------------------------------------------------
00030618599     MORTGAGORS: GILLETTE             DON
                            GILLETTE             LORI
 REGION CODE    ADDRESS   : 16491 SW TIMBERLAND DRIVE
     01         CITY      : BEAVERTON
                STATE/ZIP : OR  97007


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,814.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030618615     MORTGAGORS: ALVARADO             CLARK
                            ALVARADO             JOANNE
 REGION CODE    ADDRESS   : 3850 SW 106TH TERRACE
     01         CITY      : DAVIE
                STATE/ZIP : FL  33328


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,966.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.92300

 ----------------------------------------------------------------------
00030618623     MORTGAGORS: GLYNN                JOHN
                            GLYNN                SHARI
 REGION CODE    ADDRESS   : 591 S. HUNTER LANE
     01         CITY      : LAKE FOREST
                STATE/ZIP : IL  60045


MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    458,313.99  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,255.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/26
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 79.31034

 ----------------------------------------------------------------------
00030618649     MORTGAGORS: REILLY               STEPHEN
                            REILLY               KAREN
 REGION CODE    ADDRESS   : 36 KINGS CROSS DRIVE
     01         CITY      : LINCOLNSHIRE
                STATE/ZIP : IL  60069


MORTGAGE AMOUNT :   313,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    312,583.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,218.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 67.71000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,820,500.00     P & I AMT:     13,669.58
UPB AMT:   1,817,718.74

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          105
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030618664     MORTGAGORS: RUBALCABA            HENRY
                            RUBALCABA            ANTOINETTE
 REGION CODE    ADDRESS   : 2069 JORDAN TERRACE
     01         CITY      : BUFALO GROVE
                STATE/ZIP : IL  60089


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,041.91  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,782.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 61.99900

 ----------------------------------------------------------------------
00030618672     MORTGAGORS: LEININGER            RICHARD
                            LEININGER            DENISE
 REGION CODE    ADDRESS   : 1425 DE ANZA COURT
     01         CITY      : MORGAN HILL
                STATE/ZIP : CA  95037


MORTGAGE AMOUNT :   264,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,900.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,083.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 88.32900

 ----------------------------------------------------------------------
00030618813     MORTGAGORS: FREY                 BRENT
                            FREY                 JUDITH
 REGION CODE    ADDRESS   : 4941 EUREKA MINE COURT
     01         CITY      : ANTIOCH
                STATE/ZIP : CA  94509


MORTGAGE AMOUNT :   225,050.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,920.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,770.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 89.98200

 ----------------------------------------------------------------------
00030618979     MORTGAGORS: MALTESE              RALPH
                            PECK                 SHEILA
 REGION CODE    ADDRESS   : 2310 EMPIRE GRADE
     01         CITY      : SANTA CRUZ
                STATE/ZIP : CA  95060


MORTGAGE AMOUNT :   298,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    297,794.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,160.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030619019     MORTGAGORS: GRAVINK              DOUGLAS

 REGION CODE    ADDRESS   : 4073 DEERVALE DRIVE
     01         CITY      : SHERMAN OAKS
                STATE/ZIP : CA  91403


MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    267,861.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,204.78  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 89.33333

 ----------------------------------------------------------------------
00030619035     MORTGAGORS: NIELSON              MICHAEL

 REGION CODE    ADDRESS   : 920 ALDEN LANE
     01         CITY      : LIVERMORE
                STATE/ZIP : CA  94550


MORTGAGE AMOUNT :   242,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,370.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,973.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 74.61500

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,538,450.00     P & I AMT:     11,975.00
UPB AMT:   1,536,889.34

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          106
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030619043     MORTGAGORS: MARINO               ROBERT
                            MARINO               CAROLINE
 REGION CODE    ADDRESS   : 6715 KEDVALE AVENUE
     01         CITY      : LINCOLNWOOD
                STATE/ZIP : IL  60646


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,853.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,928.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030619092     MORTGAGORS: KIM                  JEROME
                            KIM                  SILVIA
 REGION CODE    ADDRESS   : 103 OVERHILL ROAD
     01         CITY      : BALTIMORE
                STATE/ZIP : MD  21210


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,823.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,791.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 88.33900

 ----------------------------------------------------------------------
00030619118     MORTGAGORS: SOBOLSKI             JOHN
                            SOBOLSKI             ZAHRA
 REGION CODE    ADDRESS   : 500 W WISCONSIN
     01         CITY      : CHICAGO
                STATE/ZIP : IL  60614


MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    360,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,800.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 56.93900

 ----------------------------------------------------------------------
00030619951     MORTGAGORS: LUKASKIE             DAVID
                            LUKOSKIE             DORIS
 REGION CODE    ADDRESS   : 9618 SWANB LAKE DRIVE
     01         CITY      : GRANITE BAY
                STATE/ZIP : CA  95746


MORTGAGE AMOUNT :   229,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,765.43  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030620025     MORTGAGORS: MORACE               ARTHUR
                            DEBELLIS             KELLEY
 REGION CODE    ADDRESS   : 14 CHAPMAN BOULEVARD
     01         CITY      : EAST MORICHES
                STATE/ZIP : NY  11940


MORTGAGE AMOUNT :   227,630.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,630.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,852.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 85.00000

 ----------------------------------------------------------------------
00030620538     MORTGAGORS: SEQUEIRA             PATRICIA
                            SIMIK                MARIA
 REGION CODE    ADDRESS   : 18 ROBERT CIRCLE
     01         CITY      : SYOSSET
                STATE/ZIP : NY  11791


MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,369.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,919.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,553,730.00     P & I AMT:     12,056.53
UPB AMT:   1,553,276.85

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          107
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030620645     MORTGAGORS: HACKMAN              JEFFREY
                            HACKMAN              MARY
 REGION CODE    ADDRESS   : 35290 WILLIAMS GAP ROAD
     01         CITY      : ROUND HILL
                STATE/ZIP : VA  22141


MORTGAGE AMOUNT :   395,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    394,440.62  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,829.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 70.53500

 ----------------------------------------------------------------------
00030620652     MORTGAGORS: LEITHOLD             JOSEPH
                            LEITHOLD             KATHLEEN
 REGION CODE    ADDRESS   : 584 TOWNCREST DRIVE
     01         CITY      : BEAVERCREEK
                STATE/ZIP : OH  45434


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,653.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,360.10  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030620660     MORTGAGORS: FOOTE                BETSY
                            GEBHARTE             THOMAS
 REGION CODE    ADDRESS   : 8400 PINE CROSS ROAD
     01         CITY      : DEXTER
                STATE/ZIP : MI  48130


MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    228,213.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,748.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.58400

 ----------------------------------------------------------------------
00030620678     MORTGAGORS: HUTSON               PAUL
                            HUTSON               LYNNE
 REGION CODE    ADDRESS   : 27 POLK PLACE
     01         CITY      : FRANKLIN
                STATE/ZIP : TN  37064


MORTGAGE AMOUNT :   225,055.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,544.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,790.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 93.81200

 ----------------------------------------------------------------------
00030620702     MORTGAGORS: MEYER                JOHN
                            MEYER                KATHLEEN
 REGION CODE    ADDRESS   : 14537 E CALEY AVENUE
     01         CITY      : AURORA
                STATE/ZIP : CO  80016


MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    271,633.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,995.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030620710     MORTGAGORS: COADY                EDWARD
                            EVANS                LYNN
 REGION CODE    ADDRESS   : 211 E THORNDALE AVE
     01         CITY      : ROSELLE
                STATE/ZIP : IL  60172


MORTGAGE AMOUNT :   239,685.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,035.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,758.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,661,740.00     P & I AMT:     12,483.31
UPB AMT:   1,657,521.07

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          108
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030620736     MORTGAGORS: COSTA                RICHARD
                            COSTA                HELEN
 REGION CODE    ADDRESS   : 616 OLDERSHAW AVENUE
     01         CITY      : MOORESTOWN
                STATE/ZIP : NJ  08057


MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    267,534.04  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,108.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030620744     MORTGAGORS: PORTER               KENNETH
                            PORTER               CHERYL
 REGION CODE    ADDRESS   : 1048 SUNWOOD LANE
     01         CITY      : LANCASTER
                STATE/ZIP : PA  17601


MORTGAGE AMOUNT :   293,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    293,108.27  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,004.23  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
LTV :                 79.94500

 ----------------------------------------------------------------------
00030620769     MORTGAGORS: HOLEMAN              BRIAN

 REGION CODE    ADDRESS   : 6301 UTAH AVENUE NW
     01         CITY      : WASHINGTON
                STATE/ZIP : DC  20015


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,491.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,386.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030620777     MORTGAGORS: ABBEY                ELLIOT
                            KIEFER               KATHRYN
 REGION CODE    ADDRESS   : 1089 MASON RIDGE ROAD
     01         CITY      : ST. LOUIS
                STATE/ZIP : MO  63141


MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    379,525.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,888.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030620785     MORTGAGORS: CHRISTY              PAUL
                            CHRISTY              DENISE
 REGION CODE    ADDRESS   : 18509 MARINDA  CIRCLE
     01         CITY      : OMAHA
                STATE/ZIP : NE  68130


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,693.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,937.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030620793     MORTGAGORS: LLANA                ANGELO
                            LLANA                PAMELA
 REGION CODE    ADDRESS   : 3501 HARBOR POINTE DRIVE
     01         CITY      : ST JOSEPH
                STATE/ZIP : MO  64506


MORTGAGE AMOUNT :   352,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    351,614.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,679.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,846,300.00     P & I AMT:     14,004.71
UPB AMT:   1,842,968.00

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          109
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030620801     MORTGAGORS: KOWNACKI             LAWRENCE
                            KOWNACKI             MICHELLE
 REGION CODE    ADDRESS   : 954 CREEK DRIVE
     01         CITY      : ANNAPOLIS
                STATE/ZIP : MD  21403


MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    430,455.63  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,094.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030620819     MORTGAGORS: CONNIFF              GEORGE
                            CONNIFF              DIANE
 REGION CODE    ADDRESS   : 10000 BLUE BANNER DRIVE
     01         CITY      : GERMANTOWN
                STATE/ZIP : MD  20876


MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    374,057.82  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,850.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030620827     MORTGAGORS: WEBER                JOHN
                            WEBER                LISA
 REGION CODE    ADDRESS   : 1106 LANDERSET DRIVE
     01         CITY      : HERNDON
                STATE/ZIP : VA  22070


MORTGAGE AMOUNT :   266,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,498.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,863.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/26
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 89.98700

 ----------------------------------------------------------------------
00030620835     MORTGAGORS: KERMAN               DAVID
                            KERMAN               CAROL
 REGION CODE    ADDRESS   : 250 HAMMOND POND PARKWAY UNIT 308-S
     01         CITY      : NEWTON
                STATE/ZIP : MA  02167


MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,831.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,678.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.25000  MATURITY DATE     :   03/01/26
CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
LTV :                 79.35400

 ----------------------------------------------------------------------
00030620850     MORTGAGORS: CLAUNCH              ALAN
                            CLAUNCH              CHRISTINE
 REGION CODE    ADDRESS   : 4 DRIFTWOOD COURT
     01         CITY      : TYBEE ISLAND
                STATE/ZIP : GA  31328


MORTGAGE AMOUNT :   424,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    423,013.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,335.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030620876     MORTGAGORS: KNUCKLES             GWENDOLYN

 REGION CODE    ADDRESS   : 216 KINETON DRIVE
     01         CITY      : GREENVILLE
                STATE/ZIP : NC  27834


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,502.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,014.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 89.83000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,008,500.00     P & I AMT:     14,836.56
UPB AMT:   2,002,359.01

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          110
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030620892     MORTGAGORS: REEB                 RAYMOND
                            REEB                 KRISTY
 REGION CODE    ADDRESS   : 13721 SW ARENMA COURT
     01         CITY      : TIGARD
                STATE/ZIP : OR  97223


MORTGAGE AMOUNT :   243,960.00  OPTION TO CONVERT :
UNPAID BALANCE :    243,614.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,747.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030620900     MORTGAGORS: BRIGELL              MITCHELL
                            BRIGELL              DEBORAH
 REGION CODE    ADDRESS   : 1034 NORTH MARION STREET
     01         CITY      : OAK PARK
                STATE/ZIP : IL  60302


MORTGAGE AMOUNT :   264,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,702.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,032.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 74.99200

 ----------------------------------------------------------------------
00030620926     MORTGAGORS: JONES                HERBERT
                            JONES                KATHARINE
 REGION CODE    ADDRESS   : 1019 LONG POINT RD
     01         CITY      : GRASONVILLE
                STATE/ZIP : MD  21638


MORTGAGE AMOUNT :   210,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    209,757.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,652.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 70.23400

 ----------------------------------------------------------------------
00030620934     MORTGAGORS: PENUELA              MARIO
                            PENUELA              MALIEA
 REGION CODE    ADDRESS   : 7920 SWARTHMORE ROAD
     01         CITY      : MC HENRY
                STATE/ZIP : IL  60050


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,623.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,076.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 61.36300

 ----------------------------------------------------------------------
00030620942     MORTGAGORS: RAFFANTI             STEPHEN
                            RAFFANTI             LUCIE
 REGION CODE    ADDRESS   : 6015 JOHNSON CHAPEL ROAD
     01         CITY      : BRENTWOOD
                STATE/ZIP : TN  37027


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,603.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,793.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030620959     MORTGAGORS: JOHNSON              MAURICE
                            SUTHERLAND-JOHNSON   DOROTHY
 REGION CODE    ADDRESS   : 119 RIDGEWOOD DRIVE
     01         CITY      : LANDENBERG
                STATE/ZIP : PA  19350


MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,604.63  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,660.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,432,310.00     P & I AMT:     10,963.08
UPB AMT:   1,429,906.23

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          111
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030620967     MORTGAGORS: CAIN                 KEVIN
                            CAIN                 CAROL
 REGION CODE    ADDRESS   : 1707 GREEN MILL ROAD
     01         CITY      : FINKSBURG
                STATE/ZIP : MD  21048


MORTGAGE AMOUNT :   344,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    343,541.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,649.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 76.57700

 ----------------------------------------------------------------------
00030620975     MORTGAGORS: COLEMAN              CHARLES
                            COLEMAN              MARY ELLEN
 REGION CODE    ADDRESS   : 11 HILLSHIRE DRIVE
     01         CITY      : LAKE OSWEGO
                STATE/ZIP : OR  97034


MORTGAGE AMOUNT :   355,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    354,768.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,731.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.10900

 ----------------------------------------------------------------------
00030620983     MORTGAGORS: KALLAUR              WALTER
                            KALLAUR              CAROLITA
 REGION CODE    ADDRESS   : 1808 24TH STREET
     01         CITY      : WASHINGTON
                STATE/ZIP : DC  20008


MORTGAGE AMOUNT :   627,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    625,792.27  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,710.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 68.90100

 ----------------------------------------------------------------------
00030620991     MORTGAGORS: DANIELS              CHRISTIAN
                            DANIELS              JULIE
 REGION CODE    ADDRESS   : 703 S HOME
     01         CITY      : PARK RIDGE
                STATE/ZIP : IL  60068


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,844.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,970.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 68.75000

 ----------------------------------------------------------------------
00030621064     MORTGAGORS: ALTMAN               HARVEY
                            ALTMAN               LEAH
 REGION CODE    ADDRESS   : 6217 SURFLANDING LANE
     01         CITY      : HUNTINGTON BEACH
                STATE/ZIP : CA  92648


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,990.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.99900

 ----------------------------------------------------------------------
00030621130     MORTGAGORS: PULLMAN              WALTER
                            PULLMAN              DONNA
 REGION CODE    ADDRESS   : 246 SIXTEENTH STREET
     01         CITY      : SEAL BEACH
                STATE/ZIP : CA  90740


MORTGAGE AMOUNT :   245,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    245,105.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,907.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,112,050.00     P & I AMT:     15,959.84
UPB AMT:   2,107,051.12

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          112
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030621189     MORTGAGORS: OZER                 ILHAN
                            OZER                 MAYBRICK
 REGION CODE    ADDRESS   : 21 OAKHURST ROAD
     01         CITY      : IRVINE
                STATE/ZIP : CA  92720


MORTGAGE AMOUNT :   281,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    281,038.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,212.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 89.97910

 ----------------------------------------------------------------------
00030621197     MORTGAGORS: HOVENSTINE           DOUGLAS
                            SEAR-HOVENSTINE      CINDY
 REGION CODE    ADDRESS   : 21281 LONGRIDGE DR
     01         CITY      : TRABUCO CANYON
                STATE/ZIP : CA  92679


MORTGAGE AMOUNT :   249,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,752.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,943.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.99000

 ----------------------------------------------------------------------
00030621221     MORTGAGORS: VIEIRA               JOHN
                            VIEIRA               MARIA
 REGION CODE    ADDRESS   : 4758 MCHENRY GATE WAY
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94566


MORTGAGE AMOUNT :   220,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,666.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,697.77  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030621254     MORTGAGORS: WILLIS               R
                            WILLIS               TRICIA
 REGION CODE    ADDRESS   : 28475 EVENING BREEZE DRIVE
     01         CITY      : YORBA LINDA
                STATE/ZIP : CA  92887


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,849.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,906.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030621320     MORTGAGORS: BETTENCOURT          ALAN
                            BETTENCOURT          RICHELE
 REGION CODE    ADDRESS   : 1310 SANTA LUISA DRIVE
     01         CITY      : SOLANA BEACH
                STATE/ZIP : CA  92075


MORTGAGE AMOUNT :   303,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    303,311.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,306.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.21600

 ----------------------------------------------------------------------
00030621338     MORTGAGORS: MCLEANN              CHRISTOPHER
                            MCLEAN               KIRSTEN
 REGION CODE    ADDRESS   : 6352 SEWANEE AVE
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77005


MORTGAGE AMOUNT :   231,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,655.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,761.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,535,200.00     P & I AMT:     11,829.26
UPB AMT:   1,534,273.94

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          113
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030621346     MORTGAGORS: CARSON               DANA
                            CARSON               FREDA
 REGION CODE    ADDRESS   : 111 INDIAN BEND DRIVE
     01         CITY      : LAKEWAY
                STATE/ZIP : TX  78734


MORTGAGE AMOUNT :   479,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    479,651.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,948.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 79.99600

 ----------------------------------------------------------------------
00030621403     MORTGAGORS: VILLALOBOS           RAFAEL
                            VILLALOBOS           ARVA
 REGION CODE    ADDRESS   : 4458 W BERTEAU AVENUE
     01         CITY      : CHICAGO
                STATE/ZIP : IL  60641


MORTGAGE AMOUNT :   254,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,933.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 89.98700

 ----------------------------------------------------------------------
00030621411     MORTGAGORS: GIRES                AMNON
                            GIRES                VERONICA
 REGION CODE    ADDRESS   : 8549 PRESTWICK DRIVE
     01         CITY      : SAN DIEGO
                STATE/ZIP : CA  92037


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,776.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,629.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 56.27000

 ----------------------------------------------------------------------
00030621445     MORTGAGORS: MANOOGIAN            MICHAEL
                            MANOOGIAN            SANDRA
 REGION CODE    ADDRESS   : 1499 REYNOLDS COURT
     01         CITY      : THOUSAND OAKS
                STATE/ZIP : CA  91362


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,842.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,999.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 56.52100

 ----------------------------------------------------------------------
00030621452     MORTGAGORS: JUNG                 STEVEN
                            BARNES               LOIS
 REGION CODE    ADDRESS   : 1496 GRAND AVENUE
     01         CITY      : OJAI
                STATE/ZIP : CA  93023


MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    331,798.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,552.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030621460     MORTGAGORS: ZIELCZYNSKI          PIOTR
                            ZIELCZYNSKI          DOROTA
 REGION CODE    ADDRESS   : 33 GLEN ROCK RD
     01         CITY      : CEDAR GROVE
                STATE/ZIP : NJ  07009


MORTGAGE AMOUNT :   313,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    313,333.17  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,550.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 79.98100

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,989,800.00     P & I AMT:     15,613.79
UPB AMT:   1,988,802.56

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          114
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030621510     MORTGAGORS: DEBUTTS              C. READ
                            OSTROFF              LISA
 REGION CODE    ADDRESS   : 4913 NORTH 27TH STREET
     01         CITY      : ARLINGTON
                STATE/ZIP : VA  22207


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,821.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,885.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030621528     MORTGAGORS: FLEMING              CASEY
                            FLEMING              SUSAN
 REGION CODE    ADDRESS   : 33432 DOSINIA
     01         CITY      : DANA POINT
                STATE/ZIP : CA  92626


MORTGAGE AMOUNT :   329,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    329,517.59  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,362.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 85.00000

 ----------------------------------------------------------------------
00030621536     MORTGAGORS: ROSENFELD            DOV
                            SHADD                CATHERINE
 REGION CODE    ADDRESS   : 5566 LAWTON AVENUE
     01         CITY      : OAKLAND
                STATE/ZIP : CA  94618


MORTGAGE AMOUNT :   301,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    298,803.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,314.43  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
00030621684     MORTGAGORS: KOVACH               LOUIS
                            KOVACH               JANET
 REGION CODE    ADDRESS   : 1 JACQUELYN COURT
     01         CITY      : THORNBURY TOWNSHIP
                STATE/ZIP : PA  19342


MORTGAGE AMOUNT :   290,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    290,689.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,058.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 79.91700

 ----------------------------------------------------------------------
00030621692     MORTGAGORS: HESTER               GARY
                            HESTER               DIANE
 REGION CODE    ADDRESS   : 994 EMERSON STREET
     01         CITY      : UPLAND
                STATE/ZIP : CA  91784


MORTGAGE AMOUNT :   222,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    222,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,667.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 89.87800

 ----------------------------------------------------------------------
00030621841     MORTGAGORS: RAMIREZ              FERNANDO
                            RAMIREZ              NORMA
 REGION CODE    ADDRESS   : 10955 SW 38TH DRIVE
     01         CITY      : DAVIE
                STATE/ZIP : FL  33328


MORTGAGE AMOUNT :   302,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    302,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,406.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,706,100.00     P & I AMT:     12,695.17
UPB AMT:   1,703,231.60

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          115
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030621924     MORTGAGORS: FINE                 PHILP
                            HOLLEY               BEVERLY
 REGION CODE    ADDRESS   : 56 WESTGATE ROAD
     01         CITY      : WELLESEY
                STATE/ZIP : MA  02181


MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    450,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,460.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 74.38000

 ----------------------------------------------------------------------
00030622013     MORTGAGORS: FOSTER               JACQUELINE

 REGION CODE    ADDRESS   : 1448 CARMINE WAY
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95131


MORTGAGE AMOUNT :   290,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    290,300.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,361.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 89.87600

 ----------------------------------------------------------------------
00030622039     MORTGAGORS: FUCHS                JOY

 REGION CODE    ADDRESS   : 89 DANA PLACE
     01         CITY      : ENGLEWOOD
                STATE/ZIP : NJ  07631


MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    285,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,344.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 73.64300

 ----------------------------------------------------------------------
00030622229     MORTGAGORS: TREMPER              JAMES
                            TREMPER              LYNN
 REGION CODE    ADDRESS   : 19631 MARINE VIEW DRIVE SOUTHWEST
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98166


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,712.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030622252     MORTGAGORS: BRASHIER             GREGORY
                            BRASHIER             PAULA
 REGION CODE    ADDRESS   : 843 GENEVIEVE PLACE
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94566


MORTGAGE AMOUNT :   364,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    364,155.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,673.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 74.99400

 ----------------------------------------------------------------------
00030622260     MORTGAGORS: TELLO                JOHN
                            TELLO                JANE
 REGION CODE    ADDRESS   : 634 MEADE DRIVE SW
     01         CITY      : LEESBURG
                STATE/ZIP : VA  22075


MORTGAGE AMOUNT :   261,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,824.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,916.60  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.98700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,878,900.00     P & I AMT:     14,470.06
UPB AMT:   1,878,280.22

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          116
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030622278     MORTGAGORS: SPITZE               KEVIN
                            SPITZE               PAMELA
 REGION CODE    ADDRESS   : 887 MT WASHINGTON DRIVE
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  90065


MORTGAGE AMOUNT :   372,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    372,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,899.60  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 63.72649

 ----------------------------------------------------------------------
00030622286     MORTGAGORS: BRAGER               ROBERT
                            BRAGER               CHRISTINE
 REGION CODE    ADDRESS   : 2563 TIMBER CREEK TRAIL
     01         CITY      : OXNARD
                STATE/ZIP : CA  93030


MORTGAGE AMOUNT :   235,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,974.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,912.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 94.99300

 ----------------------------------------------------------------------
00030622310     MORTGAGORS: LEVY                 ELIJAH
                            LEVY                 NORA
 REGION CODE    ADDRESS   : 3681 FENELY DRIVE
     01         CITY      : LOS ALAMITOS
                STATE/ZIP : CA  90720


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,831.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,386.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 93.75000

 ----------------------------------------------------------------------
00030622336     MORTGAGORS: SLATER               THOMAS
                            SLATER               MARYKAY
 REGION CODE    ADDRESS   : 9 REED AVENUE
     01         CITY      : WESTBORO
                STATE/ZIP : MA  01581


MORTGAGE AMOUNT :   301,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    301,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,002.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
LTV :                 77.90700

 ----------------------------------------------------------------------
00030622393     MORTGAGORS: ARMSTRONG            SCOTT
                            KOKKO-ARMSTRONG      MARGARET
 REGION CODE    ADDRESS   : 4200 CALIFORNIA AVE
     01         CITY      : LONG BEACH
                STATE/ZIP : CA  90807


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,849.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030622419     MORTGAGORS: SNYDER               MICHAEL
                            SNYDER               JOANN
 REGION CODE    ADDRESS   : 3720 YORKSHIRE DRIVE SOUTHEAST
     01         CITY      : OLYMPIA
                STATE/ZIP : WA  98513


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,845.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 56.47000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,700,900.00     P & I AMT:     12,896.45
UPB AMT:   1,700,606.69

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          117
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030622484     MORTGAGORS: BAUER                MICHEL
                            BAUER                MARIA
 REGION CODE    ADDRESS   : 1001 LINCOLN AVENUE
     01         CITY      : PARK RIDGE
                STATE/ZIP : IL  60068


MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    308,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,368.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030622583     MORTGAGORS: BRIERTON             DENNIS
                            BRIERTON             PATRICIA
 REGION CODE    ADDRESS   : 14515 QUIET MEADOW DRIVE
     01         CITY      : RENO
                STATE/ZIP : NV  89511


MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,589.74  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,399.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 74.10100

 ----------------------------------------------------------------------
00030622591     MORTGAGORS: FORD                 RON
                            FORD                 KIMBERLY
 REGION CODE    ADDRESS   : 5835 DECLAIR CT.
     01         CITY      : ATLANTA
                STATE/ZIP : GA  30328


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    399,501.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,040.29  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 66.66600

 ----------------------------------------------------------------------
00030622617     MORTGAGORS: MCALLISTER           ROBERT
                            MCALLISTER           CAROL
 REGION CODE    ADDRESS   : 2595 CURIE PLACE
     01         CITY      : SAN DIEGO
                STATE/ZIP : CA  92122


MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,860.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,911.69  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030622633     MORTGAGORS: BROWN                LEROY
                            BROWN                TERRI
 REGION CODE    ADDRESS   : 1245 ASHBRIDGE DRIVE
     01         CITY      : HARBOR CITY
                STATE/ZIP : CA  90710


MORTGAGE AMOUNT :   215,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,891.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,788.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
LTV :                 89.95800

 ----------------------------------------------------------------------
00030622658     MORTGAGORS: BUELL                JAMES
                            BUELL                ANN
 REGION CODE    ADDRESS   : 53 QUAIL RUN ROAD
     01         CITY      : HENDERSON
                STATE/ZIP : NV  89014


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,843.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,227.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 58.94700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,751,000.00     P & I AMT:     13,735.76
UPB AMT:   1,749,685.39

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          118
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030622708     MORTGAGORS: PARKER               TODD
                            PARKER               HEIDI
 REGION CODE    ADDRESS   : 371 PAUL DRIVE
     01         CITY      : HOLLISTER
                STATE/ZIP : CA  95023


MORTGAGE AMOUNT :   264,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,150.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,101.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030622716     MORTGAGORS: PIERCE               BRETT
                            PIERCE               ANN
 REGION CODE    ADDRESS   : 3171 STONELY COUSRT
     01         CITY      : YORKTOWN HEIGHTS
                STATE/ZIP : NY  10598


MORTGAGE AMOUNT :   247,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,989.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 79.99100

 ----------------------------------------------------------------------
00030622757     MORTGAGORS: BYRD                 THOMAS
                            RAPPAPORT            V.
 REGION CODE    ADDRESS   : 1515 EAGLE RIDGE ROAD N.E.
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87122


MORTGAGE AMOUNT :   311,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    311,706.13  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,370.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.99400

 ----------------------------------------------------------------------
00030622765     MORTGAGORS: LUPLOW               PETER
                            LUPLOW               JEANNE
 REGION CODE    ADDRESS   : 8475 GREEN ISLAND CIRCLE
     01         CITY      : LITTLETON
                STATE/ZIP : CO  80124


MORTGAGE AMOUNT :   335,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    335,191.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,580.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 74.99400

 ----------------------------------------------------------------------
00030622781     MORTGAGORS: LENSS                MARK
                            LENSS                PHYLISS
 REGION CODE    ADDRESS   : 6540 SHADOW LANE
     01         CITY      : CHANHASSEN
                STATE/ZIP : MN  55317


MORTGAGE AMOUNT :   337,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    337,250.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,624.65  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.99800

 ----------------------------------------------------------------------
00030622799     MORTGAGORS: RICKEL               JEFF
                            RICKEL               LYNN
 REGION CODE    ADDRESS   : 26848 SPRING CREEK ROAD
     01         CITY      : RANCHO PALOS VERDES
                STATE/ZIP : CA  90375


MORTGAGE AMOUNT :   341,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    341,100.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,562.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,837,400.00     P & I AMT:     14,229.11
UPB AMT:   1,836,598.84

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          119
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030622815     MORTGAGORS: NAUNDORF             PAUL
                            NAUNDORF             DONNA
 REGION CODE    ADDRESS   : 29834 232ND AVENUE SE
     01         CITY      : KENT
                STATE/ZIP : WA  98042


MORTGAGE AMOUNT :   210,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    210,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,619.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030622823     MORTGAGORS: BEEMAN               GARY
                            BEEMAN               MILDRED
 REGION CODE    ADDRESS   : 13301 OLDE OAK DRIVE
     01         CITY      : CHARLOTTE HALL
                STATE/ZIP : MD  20622


MORTGAGE AMOUNT :   222,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    222,172.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,748.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 89.75500

 ----------------------------------------------------------------------
00030623102     MORTGAGORS: WALKER               HOWARD
                            WALKER               MARY
 REGION CODE    ADDRESS   : 4127 SALTWATER BLVD
     01         CITY      : TAMPA
                STATE/ZIP : FL  33615


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,052.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030623169     MORTGAGORS: CATEY                DAVID
                            CATEY                MARYLYN
 REGION CODE    ADDRESS   : 11807 LATIGO LANE
     01         CITY      : OAKTON
                STATE/ZIP : VA  22124


MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    291,832.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,297.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 76.84200

 ----------------------------------------------------------------------
00030623177     MORTGAGORS: HICKEY               THOMAS
                            MURRAY               ISOBEL
 REGION CODE    ADDRESS   : 10405 LOGAN DRIVE
     01         CITY      : POTOMAC
                STATE/ZIP : MD  20854


MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,787.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,413.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 62.74100

 ----------------------------------------------------------------------
00030623292     MORTGAGORS: NASH                 ELIZABETH

 REGION CODE    ADDRESS   : 3405 IVERNESS DRIVE
     01         CITY      : CHEVY CHASE
                STATE/ZIP : MD  20815


MORTGAGE AMOUNT :   263,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,954.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,583,100.00     P & I AMT:     12,084.93
UPB AMT:   1,582,591.50

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          120
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030623474     MORTGAGORS: RADICH               ANTHONY
                            FOSS                 SONJA
 REGION CODE    ADDRESS   : 1788 GLENCOE STREET
     01         CITY      : DENVER
                STATE/ZIP : CO  80220


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,888.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030623524     MORTGAGORS: EVANS                MARK
                            HARVEY               DENISE
 REGION CODE    ADDRESS   : 3109 TWINFALLS DRIVE
     01         CITY      : PLANO
                STATE/ZIP : TX  75093


MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    307,813.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,368.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030623540     MORTGAGORS: HELLER               JAMES
                            HELLER               CAROL
 REGION CODE    ADDRESS   : 3119 ANVIL LANE
     01         CITY      : CHARLOTTE
                STATE/ZIP : NC  28270


MORTGAGE AMOUNT :   277,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    277,339.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,183.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030623573     MORTGAGORS: DECHRISTOPHER        DANIEL

 REGION CODE    ADDRESS   : 2311 ST. GEORGE WAY
     01         CITY      : CARSON CITY
                STATE/ZIP : NV  89703


MORTGAGE AMOUNT :   241,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,457.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,879.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.98500

 ----------------------------------------------------------------------
00030623649     MORTGAGORS: IWAMOTO              GARY
                            IWAMOTO              PAMELA
 REGION CODE    ADDRESS   : 6608 PADDINGTON CT NE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87111


MORTGAGE AMOUNT :   281,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    281,088.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,212.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030623706     MORTGAGORS: EGGLESTON            GARY
                            EGGLESTON            PAULA
 REGION CODE    ADDRESS   : 23463 DARCY LANE
     01         CITY      : NEWHALL
                STATE/ZIP : CA  91321


MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,863.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,804.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,580,350.00     P & I AMT:     12,335.63
UPB AMT:   1,579,561.44

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          121
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030623730     MORTGAGORS: SZABO                SANDOR
                            SZABO                BEATRIZ
 REGION CODE    ADDRESS   : 5812 CONWAY ROAD
     01         CITY      : BETHESDA
                STATE/ZIP : MD  20817


MORTGAGE AMOUNT :   219,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,598.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,593.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030623755     MORTGAGORS: MILNER               MARK
                            MILNER               VALERIE
 REGION CODE    ADDRESS   : 4334 FAIRLAWN DRIVE
     01         CITY      : LA CANADA-FLINTRIDGE
                STATE/ZIP : CA  91011


MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    403,482.99  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,035.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030623771     MORTGAGORS: FRIEDMAN             MICHAEL
                            FREIDMAN             LINDIA
 REGION CODE    ADDRESS   : 525 MYRTILE CT
     01         CITY      : AQAURA
                STATE/ZIP : CA  91301


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,865.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,773.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030623789     MORTGAGORS: WILLIAMS             ALFRED
                            WILLIAMS             JEANETTE
 REGION CODE    ADDRESS   : 4601 SCOTIA AVENUE
     01         CITY      : OAKLAND
                STATE/ZIP : CA  94605


MORTGAGE AMOUNT :   218,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,380.65  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,758.10  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 94.18100

 ----------------------------------------------------------------------
00030623797     MORTGAGORS: CRONENBERG           JEFFREY
                            RUSS                 KATHRYN
 REGION CODE    ADDRESS   : 1503 GRANDVIEW DRIVE
     01         CITY      : NASHVILLE
                STATE/ZIP : TN  37215


MORTGAGE AMOUNT :   227,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    226,872.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,806.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.97900

 ----------------------------------------------------------------------
00030623805     MORTGAGORS: PETERSEN             MARCA
                            PETERSEN             KATHY
 REGION CODE    ADDRESS   : 977 SLATE DRIVE
     01         CITY      : SANTA ROSA
                STATE/ZIP : CA  95405


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,650.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,128.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 69.13500

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,577,250.00     P & I AMT:     12,094.25
UPB AMT:   1,575,851.23

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          122
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030623821     MORTGAGORS: JONES                STEVEN
                            JONES                LEEANN
 REGION CODE    ADDRESS   : 4727 SW SNYDER PL
     01         CITY      : PORTLAND
                STATE/ZIP : OR  97221


MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    284,644.47  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,166.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 72.15100

 ----------------------------------------------------------------------
00030623839     MORTGAGORS: SAVITSKY             ERIC
                            IBARRA               KATHRYN
 REGION CODE    ADDRESS   : 3029 SEQUIT DRIVE
     01         CITY      : MALIBU
                STATE/ZIP : CA  90265


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,825.96  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,128.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030623847     MORTGAGORS: FLOYD                W.
                            FLOYD                LAURA
 REGION CODE    ADDRESS   : 843 SHERRI DRIVE
     01         CITY      : GILBERT
                STATE/ZIP : AZ  85233


MORTGAGE AMOUNT :   227,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    226,994.24  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,808.11  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030623854     MORTGAGORS: MORTIMER             MARY

 REGION CODE    ADDRESS   : 17183 AVENIDA DE SANTA YNEZ
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  90272


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,822.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 60.60600

 ----------------------------------------------------------------------
00030623862     MORTGAGORS: HOCK                 SCOTT
                            HOCK                 ANTOINETTE
 REGION CODE    ADDRESS   : 14467 MAPLEWOOD ST
     01         CITY      : POWAY
                STATE/ZIP : CA  92064


MORTGAGE AMOUNT :   292,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    292,222.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,248.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030623888     MORTGAGORS: NEITZKE              MICHAEL
                            NEITZKE              JILL
 REGION CODE    ADDRESS   : 1047 HILL MEADOW PLACE
     01         CITY      : DANVILLE
                STATE/ZIP : CA  94526


MORTGAGE AMOUNT :   292,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    292,622.62  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,251.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,677,450.00     P & I AMT:     12,935.59
UPB AMT:   1,676,133.03

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          123
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030623896     MORTGAGORS: WILLIAMS             ISALENE

 REGION CODE    ADDRESS   : 4011 QUAIL HOLLOW RD
     01         CITY      : ALBANY
                STATE/ZIP : GA  31707


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,854.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,845.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 87.27200

 ----------------------------------------------------------------------
00030623912     MORTGAGORS: FERRARI              JOHN
                            FERRARI              JACQUELYN
 REGION CODE    ADDRESS   : 5978 HONEY HOLLOW ROAD
     01         CITY      : SOLEBURY TOWNSHIP
                STATE/ZIP : PA  18931


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,813.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,280.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 43.16500

 ----------------------------------------------------------------------
00030623920     MORTGAGORS: DEMILTA              RONALD
                            LYNCH                SUSAN
 REGION CODE    ADDRESS   : 74 CIRCLE DR
     01         CITY      : ROSLYN HEIGHTS
                STATE/ZIP : NY  11577


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,838.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,976.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 88.88800

 ----------------------------------------------------------------------
00030623946     MORTGAGORS: PASSANTE             DAVID
                            PASSANTE             MADELYN
 REGION CODE    ADDRESS   : 43 WALTER CT
     01         CITY      : HARRINGTON
                STATE/ZIP : NJ  07640


MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    286,807.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,105.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 74.93400

 ----------------------------------------------------------------------
00030623961     MORTGAGORS: GABLE                TONY

 REGION CODE    ADDRESS   : 4615 MOUNTAINGATE
     01         CITY      : RENO
                STATE/ZIP : NV  89509


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    339,145.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,584.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030623979     MORTGAGORS: OTTO                 RANDOLPH
                            OTTO                 DONNA
 REGION CODE    ADDRESS   : 47 TAILRIDGE DR.
     01         CITY      : MELISSA
                STATE/ZIP : TX  75454


MORTGAGE AMOUNT :   274,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    274,066.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,109.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,701,400.00     P & I AMT:     12,901.86
UPB AMT:   1,699,526.09

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          124
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030623995     MORTGAGORS: ALLEN                DARROLL

 REGION CODE    ADDRESS   : 9025 OPUS DRIVE
     01         CITY      : LAS VEGAS
                STATE/ZIP : NV  89117


MORTGAGE AMOUNT :   412,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    411,041.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,241.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 63.87590

 ----------------------------------------------------------------------
00030624001     MORTGAGORS: HISIGER              REYNA
                            STEINFIELD           CHANA
 REGION CODE    ADDRESS   : 2401 AVE L
     01         CITY      : BROOKLYN
                STATE/ZIP : NY  11210


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,848.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,495.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030624019     MORTGAGORS: WEINSTOCK            LISA
                            CIUBOTARU            RONALD
 REGION CODE    ADDRESS   : 1608 PONDCREST LANE
     01         CITY      : WHITE PLAINS
                STATE/ZIP : NY  10607


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,869.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,073.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030624027     MORTGAGORS: EASTMAN              KENNIETH
                            EASTMAN              SUSAN
 REGION CODE    ADDRESS   : 519 DESEO AVENUE
     01         CITY      : CAMARILLO
                STATE/ZIP : CA  93010


MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    379,763.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,888.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030624035     MORTGAGORS: SNYDER               DOUGLAS
                            SNYDER               ELENA
 REGION CODE    ADDRESS   : 223 NOB HILL WAY
     01         CITY      : LOS GATOS
                STATE/ZIP : CA  95030


MORTGAGE AMOUNT :   263,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,763.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,171.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 79.98100

 ----------------------------------------------------------------------
00030624043     MORTGAGORS: LANGSAM              EUGENE
                            LANGSAM              CHANA
 REGION CODE    ADDRESS   : 1739 59TH ST
     01         CITY      : BROOKLYN
                STATE/ZIP : NY  11204


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,626.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,847.72  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 79.54500

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,957,900.00     P & I AMT:     15,716.64
UPB AMT:   1,955,912.32

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          125
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030624050     MORTGAGORS: DAVIDSON             DERRICK
                            DAVIDSON             CYNTHIA
 REGION CODE    ADDRESS   : 25581 ARIA DRIVE
     01         CITY      : MISSION VIEJO
                STATE/ZIP : CA  92692


MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,859.45  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,783.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030624068     MORTGAGORS: KANE                 TIMOTHY

 REGION CODE    ADDRESS   : 32-32 168 ST
     01         CITY      : FLUSHING
                STATE/ZIP : NY  11358


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    287,842.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,317.32  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030624076     MORTGAGORS: MARTINEZ             FELIX
                            MARTINEZ             ADELA
 REGION CODE    ADDRESS   : 3929 HARPER AVENUE
     01         CITY      : GURNEE
                STATE/ZIP : IL  60031


MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,867.13  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,885.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 76.58500

 ----------------------------------------------------------------------
00030624084     MORTGAGORS: JACKSON              GAIL
                            JACKSON              CHRISTOPHER
 REGION CODE    ADDRESS   : 2644 WEST BARROW DRIVE
     01         CITY      : CHANDLER
                STATE/ZIP : AZ  85224


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,539.95  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,862.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 87.81300

 ----------------------------------------------------------------------
00030624092     MORTGAGORS: CLIFFORD             DEBORAH
                            CLIFFORD             THOMAS
 REGION CODE    ADDRESS   : 42 PINE GLEN ROAD
     01         CITY      : SIMSBURY
                STATE/ZIP : CT  06070


MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,850.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,116.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030624118     MORTGAGORS: SIMS                 RONALD
                            SIMS                 JANET
 REGION CODE    ADDRESS   : 876 VIEW CREST DR
     01         CITY      : DUNDEE
                STATE/ZIP : OR  97115


MORTGAGE AMOUNT :   231,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,870.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,837.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 86.23300

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,499,000.00     P & I AMT:     11,803.42
UPB AMT:   1,497,830.58

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          126
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030624134     MORTGAGORS: GRILLO               JENNIFER
                            WEISS                MARTIN
 REGION CODE    ADDRESS   : 10 NORTHRIDGE CIR
     01         CITY      : HUNTINGTON
                STATE/ZIP : NY  11743


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,870.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,770.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030624142     MORTGAGORS: HOLLE                GREGORY

 REGION CODE    ADDRESS   : 674 FRANKLIN ST
     01         CITY      : DENVER
                STATE/ZIP : CO  80218


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,859.04  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,927.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
00030624159     MORTGAGORS: HENDERSON            H
                            HEDNERSON            DONNA
 REGION CODE    ADDRESS   : 2733 WINFIELD DRIVE
     01         CITY      : MOUNTAIN VIEW
                STATE/ZIP : CA  94040


MORTGAGE AMOUNT :   231,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,765.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,757.29  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 51.37700

 ----------------------------------------------------------------------
00030624167     MORTGAGORS: HUANG                JOHN`
                            HUANG                JACK
 REGION CODE    ADDRESS   : 697 VENUS COURT
     01         CITY      : FOSTER CITY
                STATE/ZIP : CA  94404


MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    245,700.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,891.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 60.00000

 ----------------------------------------------------------------------
00030624175     MORTGAGORS: ROCKWELL             JEFFREY
                            ROCKWELL             BECKY
 REGION CODE    ADDRESS   : 7706 BLUE LILLY DRIVE
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78759


MORTGAGE AMOUNT :   238,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,035.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,875.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030624183     MORTGAGORS: MARTINEZ             MICHELE

 REGION CODE    ADDRESS   : 767 VILLA MONTES CIRCLE
     01         CITY      : CORONA
                STATE/ZIP : CA  91719


MORTGAGE AMOUNT :   244,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    243,868.04  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,920.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.99300

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,429,800.00     P & I AMT:     11,142.94
UPB AMT:   1,428,099.79

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          127
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030624191     MORTGAGORS: JANOWSKI             MICHASEL
                            JANOWSKI             BRENDA
 REGION CODE    ADDRESS   : 769 MONTE VISTA AVENUE
     01         CITY      : VENTURA
                STATE/ZIP : CA  93003


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    287,649.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,214.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030624209     MORTGAGORS: WHELAN               AILEEN

 REGION CODE    ADDRESS   : 1529 MEADOW LANE
     01         CITY      : BURLINGAME
                STATE/ZIP : CA  94010


MORTGAGE AMOUNT :   314,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    314,127.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,446.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.85700

 ----------------------------------------------------------------------
00030624217     MORTGAGORS: HAMPTON              BETTE

 REGION CODE    ADDRESS   : 180 GREENWAY  CIRCLE
     01         CITY      : MEDFORD
                STATE/ZIP : OR  97504


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,644.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030624464     MORTGAGORS: TAM                  TOMMY
                            TAM                  MADELINE
 REGION CODE    ADDRESS   : 414 WAVERLY STREET
     01         CITY      : SUNNYVALE
                STATE/ZIP : CA  94043


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,668.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,177.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
00030624472     MORTGAGORS: MAVER                JOHN
                            MAVER                DIANA
 REGION CODE    ADDRESS   : 207 FIELDCREST COURT
     01         CITY      : DANVILLE
                STATE/ZIP : CA  94506


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    399,461.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,935.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 52.91000

 ----------------------------------------------------------------------
00030624522     MORTGAGORS: FELMLEY              JAMES
                            FELMLEY              ANN
 REGION CODE    ADDRESS   : LOT 12 ROSMINI LANE
     01         CITY      : MONROE
                STATE/ZIP : NY  10950


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,853.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,928.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,830,500.00     P & I AMT:     14,035.79
UPB AMT:   1,828,404.79

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          128
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030624555     MORTGAGORS: FRERING              JAMES
                            FRERING              DIANE
 REGION CODE    ADDRESS   : 58 PARKER STREET
     01         CITY      : NORWELL
                STATE/ZIP : MA  02061


MORTGAGE AMOUNT :   244,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,651.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,882.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030624563     MORTGAGORS: YIP                  GWENDOLYN
                            ONO                  SANTA
 REGION CODE    ADDRESS   : 129 TRUUMAN ROAD
     01         CITY      : NEWTON
                STATE/ZIP : MA  02159


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,842.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,999.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 86.66600

 ----------------------------------------------------------------------
00030624589     MORTGAGORS: VAKILI               SAEED
                            VAKILI               SORAYA
 REGION CODE    ADDRESS   : 13602 SINGLETREE COURT
     01         CITY      : CARMEL
                STATE/ZIP : IN  46032


MORTGAGE AMOUNT :   377,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    376,894.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,034.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030624597     MORTGAGORS: BOND                 DOUGLAS
                            BOND                 ROSE
 REGION CODE    ADDRESS   : 6320 PICKETTS WAY
     01         CITY      : ACWORTH
                STATE/ZIP : GA  30102


MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,364.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,991.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030624605     MORTGAGORS: JACKSON              SUZANNE

 REGION CODE    ADDRESS   : 7000 N 57TH PLACE
     01         CITY      : PARADISE VALLEY
                STATE/ZIP : AZ  85253


MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    374,789.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,983.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 41.66600

 ----------------------------------------------------------------------
00030624613     MORTGAGORS: HOWE                 DOUGLAS
                            HOWE                 CYNTHIA
 REGION CODE    ADDRESS   : 614 DARTMOUTH CREST DRIVE
     01         CITY      : WILDWOOD
                STATE/ZIP : MO  63011


MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    283,680.38  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,259.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 93.72900

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,788,400.00     P & I AMT:     14,150.47
UPB AMT:   1,787,223.16

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          129
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030624621     MORTGAGORS: SPINUZZI             MARK
                            SPINUZZI             LAURIE
 REGION CODE    ADDRESS   : 17075 VISCOUNT COURT
     01         CITY      : MONUMENT
                STATE/ZIP : CO  80132


MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    424,749.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,305.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 73.91300

 ----------------------------------------------------------------------
00030624639     MORTGAGORS: SELLERS              MONTE
                            SELLERS              KAREN
 REGION CODE    ADDRESS   : 4040 NE 20TH STREET
     01         CITY      : OTIS
                STATE/ZIP : OR  97368


MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,838.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,045.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 66.50000

 ----------------------------------------------------------------------
00030624647     MORTGAGORS: MARINO               TERRENCE
                            MARINO               LEAH
 REGION CODE    ADDRESS   : 315 PAIUTE DRIVE
     01         CITY      : ZEPHYR COVE
                STATE/ZIP : NV  89448


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,844.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,900.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 65.10400

 ----------------------------------------------------------------------
00030624654     MORTGAGORS: CABALLERO            ENCARNACION
                            CABALLERO            RICHARD
 REGION CODE    ADDRESS   : 1911 AUPUNI STREET
     01         CITY      : HONOLULU
                STATE/ZIP : HI  96817


MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    419,738.95  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,192.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 71.79400

 ----------------------------------------------------------------------
00030624662     MORTGAGORS: EICKENHORST          JULIUS
                            EICKENHORST          SUSAN
 REGION CODE    ADDRESS   : 71 ST STEPHENS SCHOOL ROAD
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78746


MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    309,613.28  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,356.23  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 67.24500

 ----------------------------------------------------------------------
00030624670     MORTGAGORS: GREENSPAN            SHELDON
                            GREENSPAN            BETTY
 REGION CODE    ADDRESS   : 20 CEDARHURST AVENUE
     01         CITY      : LAWRENCE
                STATE/ZIP : NY  11559


MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    256,836.12  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,930.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 73.42800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,928,000.00     P & I AMT:     14,730.39
UPB AMT:   1,926,620.90

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          130
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030624688     MORTGAGORS: BERNSTEIN            ALVIN
                            BERNSTEIN            CAROL
 REGION CODE    ADDRESS   : 7825 EASR TIMOR STREET
     01         CITY      : LONG BEACH
                STATE/ZIP : CA  92808


MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,360.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,291.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030624696     MORTGAGORS: SWINNEY              ARTHUR
                            SWINNEY              GLORIA
 REGION CODE    ADDRESS   : 5575 S.SCARSDALE CIRCLE
     01         CITY      : RENO
                STATE/ZIP : NV  89502


MORTGAGE AMOUNT :   213,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,633.24  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,719.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030624720     MORTGAGORS: LONG                 STEPHEN
                            LONG                 MARY
 REGION CODE    ADDRESS   : 43221 L MASSAYMAINE COURT
     01         CITY      : ASHBURN
                STATE/ZIP : VA  22011


MORTGAGE AMOUNT :   234,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,722.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.98500

 ----------------------------------------------------------------------
00030624738     MORTGAGORS: JACOBS               MARK
                            MEADOWS              SUSAN
 REGION CODE    ADDRESS   : 2 ARGUS COURT
     01         CITY      : ALAMEDA
                STATE/ZIP : CA  94502


MORTGAGE AMOUNT :   252,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    252,615.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,012.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.98698

 ----------------------------------------------------------------------
00030624753     MORTGAGORS: MCCALLUM             CRAIG
                            MCCALLUM             TERI
 REGION CODE    ADDRESS   : 2625 259TH COURT SOUTHEAST
     01         CITY      : ISSAQUAH
                STATE/ZIP : WA  98029


MORTGAGE AMOUNT :   398,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    398,602.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,031.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00393

 ----------------------------------------------------------------------
00030624761     MORTGAGORS: BELL                 STEVEN
                            BELL                 MARTHA
 REGION CODE    ADDRESS   : 30 KIMBERLY COURT
     01         CITY      : SO BRUNSWICK
                STATE/ZIP : NJ  08852


MORTGAGE AMOUNT :   224,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,017.66  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,743.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.86400

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,599,950.00     P & I AMT:     12,521.40
UPB AMT:   1,599,029.25

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          131
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030624845     MORTGAGORS: CAYLOR               MICHELE
                            CAYLOR               JAMES
 REGION CODE    ADDRESS   : 13040 SARAH ST
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  91604


MORTGAGE AMOUNT :   294,158.28  OPTION TO CONVERT :
UNPAID BALANCE :    293,301.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,455.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   12/01/21
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 70.03700

 ----------------------------------------------------------------------
00030624993     MORTGAGORS: SANDOVAL             RAYNALDO
                            SANDOVAL             EVELYN
 REGION CODE    ADDRESS   : 1860 ROSEMERE COURT
     01         CITY      : LAS VEGAS
                STATE/ZIP : NV  89117


MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    319,785.28  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,348.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 66.32100

 ----------------------------------------------------------------------
00030625008     MORTGAGORS: WILSON               ALEXANDER
                            BAILEY-WILSON        JOAN
 REGION CODE    ADDRESS   : 14549 MANOR ROAD
     01         CITY      : PHOENIX
                STATE/ZIP : MD  21131


MORTGAGE AMOUNT :   355,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    355,077.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,702.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030625016     MORTGAGORS: DUNCAN               DAVID

 REGION CODE    ADDRESS   : 3025 BRILLANTE
     01         CITY      : SAN CLEMENTE
                STATE/ZIP : CA  92673


MORTGAGE AMOUNT :   272,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,118.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 76.73200

 ----------------------------------------------------------------------
00030625024     MORTGAGORS: POROWSKI             JAMES
                            POROWSKI             VIRGINIA
 REGION CODE    ADDRESS   : 6121 WEOBLEY LANE
     01         CITY      : RALEIGH
                STATE/ZIP : NC  27614


MORTGAGE AMOUNT :   214,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,776.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,690.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 82.68500

 ----------------------------------------------------------------------
00030625057     MORTGAGORS: ELAHI                BABAK
                            ELAHI                LADAN
 REGION CODE    ADDRESS   : 156 SUMMERSET COURT
     01         CITY      : SAN RAMON
                STATE/ZIP : CA  94583


MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    266,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,998.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,722,958.28     P & I AMT:     13,313.56
UPB AMT:   1,721,340.95

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          132
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030625065     MORTGAGORS: WILLIAMS             SCOTT
                            WILLIAMS             WENDY
 REGION CODE    ADDRESS   : 11758 AVENIDA DEL SOL
     01         CITY      : NORTHRIDGE AREA
                STATE/ZIP : CA  91324


MORTGAGE AMOUNT :   323,756.00  OPTION TO CONVERT :
UNPAID BALANCE :    322,233.59  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,689.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   05/01/18
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.93900

 ----------------------------------------------------------------------
00030625073     MORTGAGORS: SHEFSKY              BRUCE
                            SHEFSKY              JILL
 REGION CODE    ADDRESS   : 63 TESSERA AVENUE
     01         CITY      : FOOTHILL RANCH
                STATE/ZIP : CA  92610


MORTGAGE AMOUNT :   243,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    243,560.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,938.99  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 79.99600

 ----------------------------------------------------------------------
00030625107     MORTGAGORS: SHAW                 RICHARD
                            SHAW                 DURINDA
 REGION CODE    ADDRESS   : 17030 HOLIDAY DRIVEI
     01         CITY      : MORGAN HILL
                STATE/ZIP : CA  95037


MORTGAGE AMOUNT :   295,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    293,831.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,038.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.37500  MATURITY DATE     :   03/01/26
CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030625149     MORTGAGORS: CORNDELL             STEPHEN
                            CORNDELL             LINDA
 REGION CODE    ADDRESS   : LOT #5 SUMMERFEILD LANE
     01         CITY      : SOUTH EASTON
                STATE/ZIP : MA  02375


MORTGAGE AMOUNT :   269,325.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,953.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,952.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030625156     MORTGAGORS: WATSON               WILLIAM
                            WATSON               MARY
 REGION CODE    ADDRESS   : 12550 HALL SHOP RD
     01         CITY      : FULTON
                STATE/ZIP : MD  20759


MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,690.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,687.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 69.69600

 ----------------------------------------------------------------------
00030625164     MORTGAGORS: SMITHERS             JUNE
                            ANDERSON             JANET
 REGION CODE    ADDRESS   : 1706 BARTHOLEMEW COURT
     01         CITY      : SILVER SPRING
                STATE/ZIP : MD  20910


MORTGAGE AMOUNT :   212,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    212,541.25  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,636.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,574,781.00     P & I AMT:     11,944.09
UPB AMT:   1,570,809.79

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          133
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030625255     MORTGAGORS: STEADMAN             ANTHONY
                            STEADMAN             LANETTE
 REGION CODE    ADDRESS   : 7925 BRESSINGHAM DRIVE
     01         CITY      : FAIRFAX STATION
                STATE/ZIP : VA  22039


MORTGAGE AMOUNT :   258,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    258,422.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,875.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030625263     MORTGAGORS: GOODWIN              CHARLES
                            GOODWIN              MARJORIE
 REGION CODE    ADDRESS   : 1088 NORTH KENTER
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  90049


MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    394,753.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,009.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030625271     MORTGAGORS: D' AVANZO            ROBERT
                            D' AVANZO            SUSAN
 REGION CODE    ADDRESS   : 27 PROSPECT AVENUE
     01         CITY      : BERNARDS TOWNSHIP
                STATE/ZIP : NJ  07920


MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    354,600.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,824.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 89.87300

 ----------------------------------------------------------------------
00030625388     MORTGAGORS: MOLLAHAN             JAY
                            MOLLAHAN             KIMBERLY
 REGION CODE    ADDRESS   : 5347 RUCKER DRIVE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95124


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,690.63  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,884.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030625420     MORTGAGORS: GRABINA              ROBERT
                            SAVOY                PATRICIA
 REGION CODE    ADDRESS   : 12920 CIRCLE DRIVE
     01         CITY      : ROCKVILLE
                STATE/ZIP : MD  20850


MORTGAGE AMOUNT :   314,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    314,550.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,446.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030625438     MORTGAGORS: MOON                 YOUNG
                            MOON                 JEONG
 REGION CODE    ADDRESS   : 2868 N CHAUCEY LANE
     01         CITY      : ORANGE
                STATE/ZIP : CA  92867


MORTGAGE AMOUNT :   535,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    535,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,256.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 51.69000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,107,150.00     P & I AMT:     16,297.69
UPB AMT:   2,105,017.01

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          134
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030625859     MORTGAGORS: LOPEZ                DAVID
                            HENZELL-LOPEZ        HOLLY
 REGION CODE    ADDRESS   : 4715 6TH STREET
     01         CITY      : LONG BEACH
                STATE/ZIP : CA  90414


MORTGAGE AMOUNT :   284,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    284,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,162.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 76.89100

 ----------------------------------------------------------------------
00030625867     MORTGAGORS: BADDOUR              EDMOND
                            BADDOUR              LAURI
 REGION CODE    ADDRESS   : 4734 MAPLE BROOK
     01         CITY      : MARIETTA
                STATE/ZIP : GA  30067


MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,462.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626006     MORTGAGORS: BARGHASH             RAED
                            BARGHASH             TONYA
 REGION CODE    ADDRESS   : 1161 SHELLY STREET
     01         CITY      : MANHATTAN BEACH
                STATE/ZIP : CA  90266


MORTGAGE AMOUNT :   345,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    345,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,688.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626048     MORTGAGORS: NORDHOY              ERIK
                            NORDHOY              SUZANNE
 REGION CODE    ADDRESS   : 180 SHERWOOD DRIVE
     01         CITY      : READING
                STATE/ZIP : PA  19606


MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,024.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626105     MORTGAGORS: HARRIS               TYRONE
                            HARRIS               PAMELA
 REGION CODE    ADDRESS   : 10905 FORESTGATE PLACE
     01         CITY      : GLENN DALE
                STATE/ZIP : MD  20769


MORTGAGE AMOUNT :   333,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    333,258.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,623.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030626113     MORTGAGORS: PADGETT              JAMES
                            PADGETT              MARY
 REGION CODE    ADDRESS   : 390 WINDERMERE DRIVE
     01         CITY      : STAFFORD
                STATE/ZIP : VA  22554


MORTGAGE AMOUNT :   251,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,226.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,822.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,818,150.00     P & I AMT:     13,783.57
UPB AMT:   1,817,785.13

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          135
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030626121     MORTGAGORS: YAEGER               JOHN
                            YAEGER               DIANE
 REGION CODE    ADDRESS   : 53 COLLEGE AVENUE
     01         CITY      : ANNAPOLIS
                STATE/ZIP : MD  21401


MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    332,776.56  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,443.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030626139     MORTGAGORS: LOVE                 MICHAEL
                            LOVE                 BECKY
 REGION CODE    ADDRESS   : 4744 AMANDA PLACE
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94566


MORTGAGE AMOUNT :   413,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    412,736.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,102.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.99100

 ----------------------------------------------------------------------
00030626311     MORTGAGORS: MAJZLER              JOHN
                            MAJZLER              GIANNA
 REGION CODE    ADDRESS   : 368 E. 16TH STREET #B
     01         CITY      : COSTA MESA
                STATE/ZIP : CA  92627


MORTGAGE AMOUNT :   274,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    274,046.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,208.69  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030626592     MORTGAGORS: PAGNINI              KURT
                            PAGNINI              KRISTINA
 REGION CODE    ADDRESS   : 6470 PFEIFFER RANCH COURT
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95120


MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    425,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,230.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 65.23200

 ----------------------------------------------------------------------
00030626600     MORTGAGORS: BINESH               MASOOD
                            ZAINALI              ROYA
 REGION CODE    ADDRESS   : 411 BELLA CORTE
     01         CITY      : MOUNTAIN VIEW
                STATE/ZIP : CA  94043


MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    296,850.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,470.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030626626     MORTGAGORS: KARAS                JEFFREY
                            FONG                 JOSEPHINE
 REGION CODE    ADDRESS   : 92 SYLVAN DRIVE
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94132


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    274,829.07  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,090.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 88.70967

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,017,500.00     P & I AMT:     15,545.68
UPB AMT:   2,016,239.08

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          136
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030626634     MORTGAGORS: MILLER               CHRISTOPHER
                            MILLER               SUZANNE
 REGION CODE    ADDRESS   : 1515 SAN RAMON WAY
     01         CITY      : SANTA ROSA
                STATE/ZIP : CA  95409


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,844.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,900.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 71.42800

 ----------------------------------------------------------------------
00030626675     MORTGAGORS: ANDREAS              LINDA
                            WOODSIDE             JOHN
 REGION CODE    ADDRESS   : 560 PERIWINKLE PLACE
     01         CITY      : BENICIA
                STATE/ZIP : CA  94510


MORTGAGE AMOUNT :   213,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,170.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,640.10  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030626709     MORTGAGORS: WARNER               MICHAEL
                            WARNER               KAYLEEN
 REGION CODE    ADDRESS   : 1683 MILROY PLACE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95124


MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,780.75  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,855.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030626725     MORTGAGORS: CHADERJIAN           NEAL
                            CHADERJIAN           WENDY
 REGION CODE    ADDRESS   : 1512 OVERLAND DRIVE
     01         CITY      : SAN MATEO
                STATE/ZIP : CA  94403


MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    314,799.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,366.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.74600

 ----------------------------------------------------------------------
00030626741     MORTGAGORS: ESTRELLA             DANIEL
                            WARNS                LISA
 REGION CODE    ADDRESS   : 114 KENT ROAD
     01         CITY      : PACIFICA
                STATE/ZIP : CA  94044


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,849.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,906.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626758     MORTGAGORS: FALLS                WM.
                            FALLS                MARSHA
 REGION CODE    ADDRESS   : 1977 CARRIAGE WAY
     01         CITY      : WEST LINN
                STATE/ZIP : OR  97068


MORTGAGE AMOUNT :   229,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,357.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,744.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,502,800.00     P & I AMT:     11,413.68
UPB AMT:   1,501,802.38

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          137
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030626766     MORTGAGORS: EVANS                CHRISTOPHER
                            EVANS                MARIA
 REGION CODE    ADDRESS   : 184 PIAZZA WAY
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95127


MORTGAGE AMOUNT :   269,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,371.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,122.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 89.95000

 ----------------------------------------------------------------------
00030626782     MORTGAGORS: ZITO                 KENNETH
                            ZITO                 SHEILA
 REGION CODE    ADDRESS   : 21017 SCOTTSBURY DRIVE
     01         CITY      : GERMANTOWN
                STATE/ZIP : MD  20876


MORTGAGE AMOUNT :   231,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,663.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,802.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030626790     MORTGAGORS: MCEACHRON            MARY

 REGION CODE    ADDRESS   : 530 SEAVEY LANE
     01         CITY      : PETALUMA
                STATE/ZIP : CA  94952


MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    431,757.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,437.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626808     MORTGAGORS: EMPEY                STEPHEN
                            EMPEY                VICKY
 REGION CODE    ADDRESS   : 4400 MEADOW CIRCLE
     01         CITY      : RESCUE
                STATE/ZIP : CA  95672


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,861.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,888.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626816     MORTGAGORS: SHAPIRO              RANDIE

 REGION CODE    ADDRESS   : 307 O'KEEFE STREET
     01         CITY      : MENLO PARK
                STATE/ZIP : CA  94025


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,843.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,915.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626824     MORTGAGORS: JOHNSTON             MICHAEL
                            JOHNSTON             LAURA
 REGION CODE    ADDRESS   : 941 LOS MOLINOS WAY
     01         CITY      : SACRAMENTO
                STATE/ZIP : CA  95864


MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,852.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,801.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 70.22200

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,662,650.00     P & I AMT:     12,967.86
UPB AMT:   1,661,349.52

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          138
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030626832     MORTGAGORS: SPILLMAN             ERIC
                            SPILLMAN             LORI
 REGION CODE    ADDRESS   : 9817 OCCIDENTAL ROAD
     01         CITY      : SEBASTOPOL
                STATE/ZIP : CA  95472


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,822.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,966.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626865     MORTGAGORS: ALDRIDGE             N.
                            ALDRIDGE             DONNA
 REGION CODE    ADDRESS   : 890 HARDSTONE WAY
     01         CITY      : SANTA ROSA
                STATE/ZIP : CA  95404


MORTGAGE AMOUNT :   289,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    289,449.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,382.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626873     MORTGAGORS: ZAMMATARO            ALFRED
                            ZAMMATARO            CHERYL
 REGION CODE    ADDRESS   : 9 WHITE TAIL DRIVE
     01         CITY      : NAPA
                STATE/ZIP : CA  94558


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,817.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,928.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626899     MORTGAGORS: ANTLE                RICHARD
                            ANTLE                MARY
 REGION CODE    ADDRESS   : 3741 CATECROFT LANE
     01         CITY      : COOL
                STATE/ZIP : CA  95614


MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    303,815.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,337.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626907     MORTGAGORS: AKHTAR               SAAD
                            AKHTAR               KIM
 REGION CODE    ADDRESS   : 5629 SUNDOWN LANE
     01         CITY      : TRES PINOS
                STATE/ZIP : CA  95075


MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    329,800.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,537.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 89.67300

 ----------------------------------------------------------------------
00030626931     MORTGAGORS: COLACCHIO            MICHAEL
                            LOTT                 JANET
 REGION CODE    ADDRESS   : 350 FLORIBEL AVENUE
     01         CITY      : SAN ANSELMO
                STATE/ZIP : CA  94960


MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    283,840.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,259.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,705,600.00     P & I AMT:     13,412.70
UPB AMT:   1,704,546.55

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          139
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030626949     MORTGAGORS: SMITH                STEPHEN
                            SMITH                KAREN
 REGION CODE    ADDRESS   : 528 MESA VERDE PLACE
     01         CITY      : PLEASANT HILL
                STATE/ZIP : CA  94523


MORTGAGE AMOUNT :   235,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,953.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,786.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 94.98900

 ----------------------------------------------------------------------
00030626956     MORTGAGORS: RALSTON              ERNEST
                            ROCHESTER            LINDA
 REGION CODE    ADDRESS   : 304 PLAZA STREET
     01         CITY      : HEALDSBURG
                STATE/ZIP : CA  95448


MORTGAGE AMOUNT :   271,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    271,635.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,089.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030626972     MORTGAGORS: MASON                STEPHEN
                            MASON                LAUREN
 REGION CODE    ADDRESS   : 1960 PARKMONT DRIVE
     01         CITY      : DANVILLE
                STATE/ZIP : CA  94526


MORTGAGE AMOUNT :   457,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    457,236.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,599.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030626980     MORTGAGORS: SHEA                 ROBERT
                            SHEA                 JEANNE
 REGION CODE    ADDRESS   : 14749 NICOLLE DRIVE
     01         CITY      : NEVADA CITY
                STATE/ZIP : CA  95959


MORTGAGE AMOUNT :   285,540.00  OPTION TO CONVERT :
UNPAID BALANCE :    285,379.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,271.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030626998     MORTGAGORS: PARTRIDGE            RYM
                            PARTRIDGE            WINNIE
 REGION CODE    ADDRESS   : 127 BETHANY CURVE
     01         CITY      : SANTA CRUZ
                STATE/ZIP : CA  95060


MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    329,794.89  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,508.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 74.15700

 ----------------------------------------------------------------------
00030627020     MORTGAGORS: HIXON                CLARENCE

 REGION CODE    ADDRESS   : 565 REGENCY PARK DRIVE
     01         CITY      : ATLANTA
                STATE/ZIP : GA  30331


MORTGAGE AMOUNT :   262,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    262,031.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,017.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.99800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,842,290.00     P & I AMT:     14,273.37
UPB AMT:   1,841,031.82

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          140
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030627038     MORTGAGORS: ACEVEDO              JAMES
                            ACEVEDO              LETICIA
 REGION CODE    ADDRESS   : 13271 GLENOAKS BLVD
     01         CITY      : SYLMAR
                STATE/ZIP : CA  91342


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,873.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,790.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030627046     MORTGAGORS: WOOLF                KRYSTL

 REGION CODE    ADDRESS   : 3700 OLIVO CT NE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87111


MORTGAGE AMOUNT :   230,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,720.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,836.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030627053     MORTGAGORS: BANBURY II           JOHN
                            BANBURY              EVA
 REGION CODE    ADDRESS   : 8275 SE 61ST ST
     01         CITY      : MERCER ISLAND
                STATE/ZIP : WA  98040


MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    347,772.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,583.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030627087     MORTGAGORS: DOTY                 LESLIE
                            DOTY                 ROGER
 REGION CODE    ADDRESS   : 2818 TUPELO COURT
     01         CITY      : LONGWOOD
                STATE/ZIP : FL  32779


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    339,553.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,524.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030627111     MORTGAGORS: LOPIS                JOSEPH
                            BAUER-LOPIS          CAROL
 REGION CODE    ADDRESS   : 209 E CRANBERRY LANE
     01         CITY      : GREENVILLE
                STATE/ZIP : SC  29615


MORTGAGE AMOUNT :   229,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,168.07  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,803.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.89500

 ----------------------------------------------------------------------
00030627137     MORTGAGORS: HARLAMERT            LOIS

 REGION CODE    ADDRESS   : 9565 CASTLE CREEK RD.
     01         CITY      : ASPEN
                STATE/ZIP : CO  81611


MORTGAGE AMOUNT :   411,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    410,757.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,196.72  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 23.48500

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,784,150.00     P & I AMT:     13,735.98
UPB AMT:   1,782,845.87

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          141
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030627152     MORTGAGORS: CAMPBELL             DOUGLAS
                            CAMPBELL             PATRICIA
 REGION CODE    ADDRESS   : 401 ROCKPORT CIRCLE
     01         CITY      : FOLSOM
                STATE/ZIP : CA  95630


MORTGAGE AMOUNT :   268,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,637.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,066.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.98200

 ----------------------------------------------------------------------
00030627178     MORTGAGORS: HORN                 ALAN
                            HORN                 REBECCA
 REGION CODE    ADDRESS   : 6224 ABIQUIU PLACE NE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87111


MORTGAGE AMOUNT :   309,650.00  OPTION TO CONVERT :
UNPAID BALANCE :    309,471.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,436.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 89.99500

 ----------------------------------------------------------------------
00030627335     MORTGAGORS: GLICKERT             JAMES
                            NAUCLER-GLICKERT     CINDY
 REGION CODE    ADDRESS   : 26 CASCADE KEY
     01         CITY      : BELLEVUE
                STATE/ZIP : WA  98006


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,037.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.10400

 ----------------------------------------------------------------------
00030627392     MORTGAGORS: SHAUGHNESSY          LINDA
                            SHAUGHNESSY          THOMAS
 REGION CODE    ADDRESS   : 211 THATCHER AVENUE
     01         CITY      : RIVER FOREST
                STATE/ZIP : IL  60305


MORTGAGE AMOUNT :   286,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    286,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,151.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030627418     MORTGAGORS: BOWER                DAVID
                            BOWER                BETH
 REGION CODE    ADDRESS   : 4715 SARA DRIVE
     01         CITY      : TORRANCE
                STATE/ZIP : CA  90503


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    288,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,189.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030627434     MORTGAGORS: HAMBY                SCOTT
                            HAMBY                LYNETTE
 REGION CODE    ADDRESS   : 3225 MAPLETHORPE LANE
     01         CITY      : SOQUEL
                STATE/ZIP : CA  95073


MORTGAGE AMOUNT :   227,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,785.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 74.42600

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,644,850.00     P & I AMT:     12,666.93
UPB AMT:   1,644,509.01

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          142
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030627442     MORTGAGORS: BOYER                LUCRETIA
                            EVANS                WILLIAM
 REGION CODE    ADDRESS   : 10314 HALTON TERRACE
     01         CITY      : LANHAM
                STATE/ZIP : MD  20706


MORTGAGE AMOUNT :   253,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    253,246.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,948.43  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.98800

 ----------------------------------------------------------------------
00030627459     MORTGAGORS: RESTIONE             DAVID
                            RESTIONE             CAMILLE
 REGION CODE    ADDRESS   : 14602 RED LION DRIVE
     01         CITY      : WOODBINE
                STATE/ZIP : MD  21797


MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    271,390.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,901.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030627475     MORTGAGORS: LIMA                 FELIX
                            LIMA                 SONIA
 REGION CODE    ADDRESS   : 12601 SW 56TH STREET
     01         CITY      : MIAMI
                STATE/ZIP : FL  33175


MORTGAGE AMOUNT :   384,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    383,059.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,952.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 59.07600

 ----------------------------------------------------------------------
00030627558     MORTGAGORS: STUTLER              DAVID
                            STUTLER              GEORGETTE
 REGION CODE    ADDRESS   : 8440 HIGH HAMPTON CHASE
     01         CITY      : ALPHARETTA
                STATE/ZIP : GA  30202


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,702.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,883.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 75.59100

 ----------------------------------------------------------------------
00030627566     MORTGAGORS: LEE                  DOUGLAS
                            LEE                  CARA
 REGION CODE    ADDRESS   : 4130 BLUE IRIS HOLLOW
     01         CITY      : NORCROSS
                STATE/ZIP : GA  30092


MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,688.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,968.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.87500

 ----------------------------------------------------------------------
00030627574     MORTGAGORS: FOITLE               STEPHEN
                            FOITLE               LORY
 REGION CODE    ADDRESS   : 312002 ELLENBY COURT
     01         CITY      : WEST LAKE VILLAGE
                STATE/ZIP : CA  91361


MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,989.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,678,400.00     P & I AMT:     12,645.09
UPB AMT:   1,676,087.47

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          143
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030627723     MORTGAGORS: KING                 BRIAN
                            KING                 DIANA
 REGION CODE    ADDRESS   : 6357 AQUARIUS AVENUE
     01         CITY      : AGOURA HILLS
                STATE/ZIP : CA  91301


MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    261,849.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,061.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 78.20800

 ----------------------------------------------------------------------
00030627764     MORTGAGORS: PICHVAI              ERIKA

 REGION CODE    ADDRESS   : 5324 WINNETKA AVENUE
     01         CITY      : WOODLAND HILLS AREA
                STATE/ZIP : CA  91364


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,867.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,877.72  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030627830     MORTGAGORS: MATSUNAGA            CHRIS
                            FONG                 KAREN
 REGION CODE    ADDRESS   : 205 OVERHILL ROAD
     01         CITY      : ORINDA
                STATE/ZIP : CA  94563


MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    320,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,376.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030627848     MORTGAGORS: HRUBY                BRET
                            HRUBY                LEE
 REGION CODE    ADDRESS   : 10649 BURNHAM COURT
     01         CITY      : NAPERVILLE
                STATE/ZIP : IL  60569


MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,848.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,076.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030627905     MORTGAGORS: GARDNER              ROBERT
                            GARDNER              SUSAN
 REGION CODE    ADDRESS   : 910 MCCLEARY STREET
     01         CITY      : DELRAY BEACH
                STATE/ZIP : FL  33483


MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,814.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030628028     MORTGAGORS: ZRUST                THOMAS
                            MURPHY               KIMBERLY
 REGION CODE    ADDRESS   : 20215 25TH AVENUE
     01         CITY      : BETHEL
                STATE/ZIP : WA  98233


MORTGAGE AMOUNT :   230,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,350.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,791.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.99800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,540,350.00     P & I AMT:     11,997.48
UPB AMT:   1,539,915.07

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          144
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030628036     MORTGAGORS: CARNEY               RICHARD
                            CARNEY               ANN
 REGION CODE    ADDRESS   : 340 EAST STREET
     01         CITY      : HEALDSBURG
                STATE/ZIP : CA  95448


MORTGAGE AMOUNT :   323,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    323,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,401.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 89.86100

 ----------------------------------------------------------------------
00030628192     MORTGAGORS: TIPPETT              TERRI

 REGION CODE    ADDRESS   : 101 CHEVELL BLVD
     01         CITY      : BROWNSBORO
                STATE/ZIP : AL  35741


MORTGAGE AMOUNT :   241,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,831.78  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 89.99200

 ----------------------------------------------------------------------
00030628200     MORTGAGORS: HAMILTON             JONATHAN
                            POLITE               DONALD
 REGION CODE    ADDRESS   : 2705 BEDFORD AVENUE
     01         CITY      : BROOKLYN
                STATE/ZIP : NY  11210


MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,770.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 91.66600

 ----------------------------------------------------------------------
00030628275     MORTGAGORS: KOPCSAK              A.
                            KOPCSAK              MARY
 REGION CODE    ADDRESS   : 1603 WENCHELSA RD.
     01         CITY      : GREENBORO
                STATE/ZIP : NC  27410


MORTGAGE AMOUNT :   225,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,656.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 94.03000

 ----------------------------------------------------------------------
00030628366     MORTGAGORS: THIEL                GREGORY
                            THIEL                MARNIE
 REGION CODE    ADDRESS   : 30412 225TH AVENUE SOUTHEAST
     01         CITY      : KENT
                STATE/ZIP : WA  98042


MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,091.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030628408     MORTGAGORS: BUFFINGTON           BRERETON
                            BUFFINGTON           D'ADRIENNE
 REGION CODE    ADDRESS   : 4303 202ND AVENUE NE
     01         CITY      : REDMOND
                STATE/ZIP : WA  98053


MORTGAGE AMOUNT :   249,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,698.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,921.13  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,532,100.00     P & I AMT:     11,672.98
UPB AMT:   1,531,948.64

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          145
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030628556     MORTGAGORS: SHAFLEY              WILLIAM
                            SHAFLEY              SUE ANN
 REGION CODE    ADDRESS   : 1095 HOODS MILL RD
     01         CITY      : COOKSVILLE
                STATE/ZIP : MD  21723


MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    425,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,118.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 63.24400

 ----------------------------------------------------------------------
00030628580     MORTGAGORS: MENDELSOHN           MICHAEL
                            BOLICK               DORIAN
 REGION CODE    ADDRESS   : 440 PROVIDENCE COURT #101
     01         CITY      : LONG BEACH
                STATE/ZIP : CA  90803


MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    256,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,017.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030628671     MORTGAGORS: TAYLOR               JAMES
                            LAUNGO               ANTHONY
 REGION CODE    ADDRESS   : 11 DURHAM STREET UNIT 5
     01         CITY      : BOSTON
                STATE/ZIP : MA  02111


MORTGAGE AMOUNT :   278,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    278,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,140.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030628754     MORTGAGORS: STARZYNSKI           ERIC

 REGION CODE    ADDRESS   : 23034 US HIGHWAY 6, # 407
     01         CITY      : KEYSTONE
                STATE/ZIP : CO  80435


MORTGAGE AMOUNT :   217,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,204.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,594.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030628788     MORTGAGORS: STEIGER              RAND
                            SORENSEN             D.
 REGION CODE    ADDRESS   : 708 NORTH BARBARA AVENUE
     01         CITY      : SOLANA BEACH
                STATE/ZIP : CA  92075


MORTGAGE AMOUNT :   374,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    374,067.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,844.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 89.97500

 ----------------------------------------------------------------------
00030628804     MORTGAGORS: GOGARNOIU            DUMITRU
                            GOGARNOIU            FLORINA
 REGION CODE    ADDRESS   : 590 HANSELL ROAD
     01         CITY      : WYNNEWOOD
                STATE/ZIP : PA  19096


MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    293,826.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,286.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 94.99100

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,845,550.00     P & I AMT:     14,003.56
UPB AMT:   1,844,997.92

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          146
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030628838     MORTGAGORS: LEE                  BRUCE
                            LEE                  MYONG
 REGION CODE    ADDRESS   : 3843 PICARD AVE
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94588


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,756.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.74481

 ----------------------------------------------------------------------
00030628879     MORTGAGORS: LU                   JOE
                            YU                   LISA
 REGION CODE    ADDRESS   : 29267 CHUTNEY ROAD
     01         CITY      : HAYWARD
                STATE/ZIP : CA  94544


MORTGAGE AMOUNT :   241,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,300.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,919.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030628929     MORTGAGORS: APTE                 ASHOK
                            APTE                 ANURADHA
 REGION CODE    ADDRESS   : 26772 DEVONSHIRE ROAD
     01         CITY      : LAGUNA HILLS
                STATE/ZIP : CA  92653


MORTGAGE AMOUNT :   292,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    292,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,148.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 84.99200

 ----------------------------------------------------------------------
00030628937     MORTGAGORS: MOFFAT               JOHN
                            MOFFAT               NANCY
 REGION CODE    ADDRESS   : 2904 LETHBRIDGE COURT
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94588


MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,865.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,987.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 74.39700

 ----------------------------------------------------------------------
00030628945     MORTGAGORS: LENART               DENNIS
                            ENNIS                KIMBERLY
 REGION CODE    ADDRESS   : 22561 LITTLE DRIVE
     01         CITY      : LAKE FORREST
                STATE/ZIP : CA  92630


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,750.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.10800

 ----------------------------------------------------------------------
00030628952     MORTGAGORS: VICINAIZ             VICTOR
                            VICINAIZ             ILEANA
 REGION CODE    ADDRESS   : 2305 COUNTRY LANE
     01         CITY      : MISSION
                STATE/ZIP : TX  78572


MORTGAGE AMOUNT :   267,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    267,400.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,128.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 88.27200

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,773,650.00     P & I AMT:     13,690.89
UPB AMT:   1,773,365.09

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          147
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030628986     MORTGAGORS: POTTER               GREG
                            POTTER               RANDI
 REGION CODE    ADDRESS   : 118 JAMIE COURT
     01         CITY      : LOS GATOS
                STATE/ZIP : CA  95032


MORTGAGE AMOUNT :   282,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    282,210.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,072.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030628994     MORTGAGORS: WESELOH              CHRISTOPHER

 REGION CODE    ADDRESS   : 401 OAK COURT
     01         CITY      : MENLO PARK
                STATE/ZIP : CA  94025


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,800.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030629828     MORTGAGORS: SCHULZ               CARL
                            MAHER                PATRICIA
 REGION CODE    ADDRESS   : 20 GRAINGER LANE
     01         CITY      : SANTA CRUZ
                STATE/ZIP : CA  95060


MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    310,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,328.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 75.98000

 ----------------------------------------------------------------------
00030630008     MORTGAGORS: HAWKINS              HAROLD
                            HAWKINS              JUDITH
 REGION CODE    ADDRESS   : 3140 ORION DRIVE
     01         CITY      : COLORADO SPRINGS
                STATE/ZIP : CO  80906


MORTGAGE AMOUNT :   341,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    341,550.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,565.95  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 69.00000

 ----------------------------------------------------------------------
00030630149     MORTGAGORS: LINNE                SCOTT
                            LINNE                SHARON
 REGION CODE    ADDRESS   : 855 SWANDYKE DRIVE
     01         CITY      : CASTLE ROCK
                STATE/ZIP : CO  80104


MORTGAGE AMOUNT :   633,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    632,125.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,984.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030630180     MORTGAGORS: TRAINER              GARY
                            TRAINER              JOYCE
 REGION CODE    ADDRESS   : 141 DAVENPORT DR
     01         CITY      : CHESTERFIELD TWP
                STATE/ZIP : NJ  08620


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    274,805.91  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,970.13  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 87.41500

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,342,550.00     P & I AMT:     17,722.07
UPB AMT:   2,340,692.23

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          148
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030630198     MORTGAGORS: JACKSON              MARTIN
                            JACKSON              SHRILEY
 REGION CODE    ADDRESS   : 2383 PLEASANT VALLEY RD
     01         CITY      : APTOS
                STATE/ZIP : CA  95003


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,803.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,227.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 61.85500

 ----------------------------------------------------------------------
00030630206     MORTGAGORS: PHATAK               VIKAS
                            PHATAK               SUNITA
 REGION CODE    ADDRESS   : 209 PEBBLE BEACH PLACE
     01         CITY      : WHITPAIN TWP
                STATE/ZIP : PA  19422


MORTGAGE AMOUNT :   254,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,030.57  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,800.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 79.62500

 ----------------------------------------------------------------------
00030630214     MORTGAGORS: JOHNSON              STERLING

 REGION CODE    ADDRESS   : 240-29 OAKPARK DR # 69C CL#10
     01         CITY      : DOUGLASTON
                STATE/ZIP : NY  11362


MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    253,361.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,834.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030630222     MORTGAGORS: GORANITES            PETER
                            GORANITES            RIMA
 REGION CODE    ADDRESS   : 12 QUAIL COURT
     01         CITY      : MANALAPAN
                STATE/ZIP : NJ  07726


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,782.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,660.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 67.25700

 ----------------------------------------------------------------------
00030630230     MORTGAGORS: DEWEY                DONO
                            DEWEY                DENA
 REGION CODE    ADDRESS   : 1743 EAST MENLO STREET
     01         CITY      : MESA
                STATE/ZIP : AZ  85203


MORTGAGE AMOUNT :   214,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,462.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,626.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 89.16600

 ----------------------------------------------------------------------
00030630248     MORTGAGORS: CRESWELL             REECE
                            SANDOVAL             ELIZABETH
 REGION CODE    ADDRESS   : 9859 OTIS COURT
     01         CITY      : WESTMINSTER
                STATE/ZIP : CO  80021


MORTGAGE AMOUNT :   228,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,968.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,794.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.80200

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,602,500.00     P & I AMT:     11,943.42
UPB AMT:   1,598,409.27

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          149
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030630255     MORTGAGORS: SKOPIS               GEORGE
                            SKOPIS               MARIE
 REGION CODE    ADDRESS   : 128 GLENVIEW RD
     01         CITY      : GLENVIEW
                STATE/ZIP : IL  60025


MORTGAGE AMOUNT :   215,650.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,525.93  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,696.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030630289     MORTGAGORS: MAST                 JOSEPH
                            MAST                 PATRICIA
 REGION CODE    ADDRESS   : 2460 DUNWOOD COURT
     01         CITY      : COLORADO SPRINGS
                STATE/ZIP : CO  80920


MORTGAGE AMOUNT :   212,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    212,471.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,634.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.98200

 ----------------------------------------------------------------------
00030630354     MORTGAGORS: FARRUGIA             JOSEPH

 REGION CODE    ADDRESS   : 535 OLD COURSE LANE
     01         CITY      : ROSWELL
                STATE/ZIP : GA  30075


MORTGAGE AMOUNT :   416,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    416,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,161.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.63600

 ----------------------------------------------------------------------
00030630412     MORTGAGORS: ODENIUS              MICHAEL
                            WICK                 GAIL
 REGION CODE    ADDRESS   : 15132 NE 204TH STREET
     01         CITY      : WOODINVILLE
                STATE/ZIP : WA  98072


MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    232,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,783.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030630891     MORTGAGORS: DOSHI                VIKRAM
                            DOSHI                SMITA
 REGION CODE    ADDRESS   : 17112 NORTHFIELD LANE
     01         CITY      : HUNTINGTON BEACH
                STATE/ZIP : CA  92647


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,045.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030630909     MORTGAGORS: AUNAPU               DONALD
                            AUNAPU               MARGRIT
 REGION CODE    ADDRESS   : 419 LIVE OAK COURT NE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87122


MORTGAGE AMOUNT :   270,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    270,213.91  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,960.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,606,650.00     P & I AMT:     12,283.03
UPB AMT:   1,606,211.05

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          150
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030630925     MORTGAGORS: DAVILA               TIMOTHY
                            DAVILA               ROBIN
 REGION CODE    ADDRESS   : 5133 CHURCHWOOD DRIVE
     01         CITY      : AGOURA AREA
                STATE/ZIP : CA  91301


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,805.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030630933     MORTGAGORS: HORN                 IRA
                            HORN                 ROSEMARY
 REGION CODE    ADDRESS   : 1 BLAIR DRIVE
     01         CITY      : MT OLIVE
                STATE/ZIP : NJ  07828


MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    409,751.62  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,152.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 89.20400

 ----------------------------------------------------------------------
00030631014     MORTGAGORS: WHALEN               WILLIAM
                            WHALEN               CYNTHIA
 REGION CODE    ADDRESS   : 27636 DEERFIELD LANE
     01         CITY      : VALENCIA
                STATE/ZIP : CA  91354


MORTGAGE AMOUNT :   227,650.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,515.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,770.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.98300

 ----------------------------------------------------------------------
00030631048     MORTGAGORS: LYNG                 JERALD
                            LYNG                 LORI
 REGION CODE    ADDRESS   : 6997 HOWARD LANE
     01         CITY      : EDEN PRAIRIE
                STATE/ZIP : MN  55346


MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,803.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,498.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 77.65800

 ----------------------------------------------------------------------
00030631055     MORTGAGORS: MARTINEZ             LOUIE
                            MARTINEZ             ELSA
 REGION CODE    ADDRESS   : 16649 ROCKY CREEK DRIVE
     01         CITY      : RIVERSIDE
                STATE/ZIP : CA  92503


MORTGAGE AMOUNT :   219,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,874.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,722.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 87.60000

 ----------------------------------------------------------------------
00030631063     MORTGAGORS: SCHMITT              LYNN
                            SCHMITT              JOSEPH
 REGION CODE    ADDRESS   : 6005 VIEW LANE
     01         CITY      : EDINA
                STATE/ZIP : MN  55436


MORTGAGE AMOUNT :   240,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,100.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,826.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 94.99800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,673,900.00     P & I AMT:     12,776.48
UPB AMT:   1,673,045.00

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          151
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030631071     MORTGAGORS: MC KENZIE            ABIGAIL
                            LANCASTER            RICHARD
 REGION CODE    ADDRESS   : 1626 PORTLAND AVENUE
     01         CITY      : ST PAUL
                STATE/ZIP : MN  55104


MORTGAGE AMOUNT :   223,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,764.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,721.60  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.99200

 ----------------------------------------------------------------------
00030631089     MORTGAGORS: HUYNH                KIM
                            BUI                  TAMMY
 REGION CODE    ADDRESS   : 15252 FLINTRIDGE LANE
     01         CITY      : HUNTINGTON BEACH
                STATE/ZIP : CA  92647


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,843.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,061.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.83000

 ----------------------------------------------------------------------
00030631105     MORTGAGORS: IANNI                DAVID
                            IANNI                KARI
 REGION CODE    ADDRESS   : 681 E. PELTIER ROAD
     01         CITY      : ACAMPO
                STATE/ZIP : CA  95220


MORTGAGE AMOUNT :   217,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,378.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,730.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 87.00000

 ----------------------------------------------------------------------
00030631113     MORTGAGORS: KAAWA                TUNIA-LEE

 REGION CODE    ADDRESS   : 3524 ROSE AVENUE
     01         CITY      : LONG BEACH
                STATE/ZIP : CA  90807


MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,063.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,833.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030631121     MORTGAGORS: WHITE                KENNETH
                            FRERE                BRENDA
 REGION CODE    ADDRESS   : 6940 LORD BALTIMORE DR
     01         CITY      : OWINGS
                STATE/ZIP : MD  20736


MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,856.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,890.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030631139     MORTGAGORS: FLETCHER             MICHAEL
                            FLETCHER             AGNIE
 REGION CODE    ADDRESS   : 13907 OAK SPRING ROAD
     01         CITY      : CYPRESS
                STATE/ZIP : TX  77429


MORTGAGE AMOUNT :   241,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,064.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,919.10  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,429,100.00     P & I AMT:     11,156.27
UPB AMT:   1,427,970.73

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          152
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030631162     MORTGAGORS: LACERTOSA            JOSEPH
                            LACERTOSA            LUBA
 REGION CODE    ADDRESS   : 58-01 215TH ST
     01         CITY      : BAYSIDE
                STATE/ZIP : NY  11364


MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    261,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,100.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030631170     MORTGAGORS: CRISTOBAL            CLARITO
                            CRISTOBAL            MERLY
 REGION CODE    ADDRESS   : 2854 EL VISTA WAY
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95148


MORTGAGE AMOUNT :   228,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    228,468.48  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,798.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030631188     MORTGAGORS: HARVEY               STEPHEN
                            HARVEY               KAREN
 REGION CODE    ADDRESS   : 563 KENWOOD STREET
     01         CITY      : UPLAND
                STATE/ZIP : CA  91784


MORTGAGE AMOUNT :   224,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,971.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,763.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030631246     MORTGAGORS: MORSE                STUART
                            ISELER               ELIZABETH
 REGION CODE    ADDRESS   : 12052 WRIGHT LANE
     01         CITY      : BRISTOW
                STATE/ZIP : VA  22013


MORTGAGE AMOUNT :   315,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    315,027.82  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,536.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030631253     MORTGAGORS: ANNUNZIATA           STEVEN
                            ANNUNZIATA           CHRISTINE
 REGION CODE    ADDRESS   : 48 FOXWOOD RUN
     01         CITY      : MIDDLETOWN
                STATE/ZIP : NJ  07748


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,732.89  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,034.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 93.98400

 ----------------------------------------------------------------------
00030631261     MORTGAGORS: WINOGRAD             ELLEN
                            WILLIS               GERALD
 REGION CODE    ADDRESS   : 2575 WEST LAKE RIDGE SHORES
     01         CITY      : RENO
                STATE/ZIP : NV  89509


MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    293,843.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,392.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 88.02395

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,572,900.00     P & I AMT:     12,623.83
UPB AMT:   1,572,043.79

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          153
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030631279     MORTGAGORS: RATZLAFF             CURTIS
                            GALUSHA              KIMBERLY
 REGION CODE    ADDRESS   : 2804 CEDARVIEW DRIVE
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78704


MORTGAGE AMOUNT :   213,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,623.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,662.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030631295     MORTGAGORS: BALIAN               GARY
                            WHEELER              RACHEL
 REGION CODE    ADDRESS   : 8902 EAST EMIGRATION CANYON
     01         CITY      : SALT LAKE CITY
                STATE/ZIP : UT  84108


MORTGAGE AMOUNT :   371,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    370,792.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,951.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 79.44300

 ----------------------------------------------------------------------
00030631386     MORTGAGORS: DIETZ                ALBERT
                            DIETZ                PENELOPE
 REGION CODE    ADDRESS   : 7503 MELBOURNE PLACE
     01         CITY      : IJAMSVILLE
                STATE/ZIP : MD  21754


MORTGAGE AMOUNT :   282,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    282,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,174.10  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.98600

 ----------------------------------------------------------------------
00030631394     MORTGAGORS: RAMOS                JUAN
                            NIEVES               ISRAEL
 REGION CODE    ADDRESS   : 85-33 111TH STREET
     01         CITY      : RICHMOND HILL
                STATE/ZIP : NY  11418


MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    285,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,267.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 91.93500

 ----------------------------------------------------------------------
00030631683     MORTGAGORS: LUNA                 EDUARDO
                            LUNA                 CRISTINA
 REGION CODE    ADDRESS   : 5150 LAUREL AVENUE
     01         CITY      : CYPRESS
                STATE/ZIP : CA  90630


MORTGAGE AMOUNT :   273,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,100.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,148.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.99100

 ----------------------------------------------------------------------
00030631758     MORTGAGORS: WELLS                CHRISTOPHER
                            WELLS                SUSAN
 REGION CODE    ADDRESS   : 5805 THREE PENNY DRIVE
     01         CITY      : FAIRFAX STATION
                STATE/ZIP : VA  22039


MORTGAGE AMOUNT :   225,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,106.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,692.23  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 85.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,650,850.00     P & I AMT:     12,896.78
UPB AMT:   1,650,372.17

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          154
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030631766     MORTGAGORS: CRAIG                BARBARA
                            CRAIG                PETER
 REGION CODE    ADDRESS   : 17801 BLACK STALLION WAY
     01         CITY      : GERMANTOWN
                STATE/ZIP : MD  20874


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,090.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 72.17800

 ----------------------------------------------------------------------
00030631774     MORTGAGORS: PAULSON              DAVID

 REGION CODE    ADDRESS   : 3950 OAK HURST CIRCLE
     01         CITY      : FAIR OAKS
                STATE/ZIP : CA  95628


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,840.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,440.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 93.75000

 ----------------------------------------------------------------------
00030631790     MORTGAGORS: WALSH                SHA
                            WALSH                JOHN
 REGION CODE    ADDRESS   : 16394 SOUTHWEST 86TH COURT
     01         CITY      : MIAMI
                STATE/ZIP : FL  33157


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,826.57  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,827.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030631832     MORTGAGORS: SCHUMACHER           STEVEN
                            SCHUMACHER           DAWN
 REGION CODE    ADDRESS   : 1711 65TH AVENUE NE
     01         CITY      : TACOMA
                STATE/ZIP : WA  98422


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,114.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 75.34200

 ----------------------------------------------------------------------
00030631840     MORTGAGORS: LYNCH                JOHN
                            LYNCH                LINDA
 REGION CODE    ADDRESS   : 546 BRIGHTON WAY
     01         CITY      : SCHUYKILL TOWNSHIP
                STATE/ZIP : PA  19460


MORTGAGE AMOUNT :   363,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    363,143.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,603.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 77.31900

 ----------------------------------------------------------------------
00030631964     MORTGAGORS: POLLOCK              JAMES
                            POLLOCK              SHELLEY
 REGION CODE    ADDRESS   : 14338 CHESTERFIELD ROAD
     01         CITY      : ROCKVILLE
                STATE/ZIP : MD  20853


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,667.28  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,953.29  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.75400

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,725,400.00     P & I AMT:     13,029.52
UPB AMT:   1,724,477.72

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          155
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030631980     MORTGAGORS: WRIGHT               JOHN
                            LONG                 KATHLEEN
 REGION CODE    ADDRESS   : 12 LONGWOOD CT
     01         CITY      : ALGONQUIN
                STATE/ZIP : IL  60102


MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,815.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,765.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   02/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 83.92800

 ----------------------------------------------------------------------
00030632038     MORTGAGORS: HALLINAN             WILLIAM
                            HALLINAN             EILEEN
 REGION CODE    ADDRESS   : 17 PATRIDGE HILL ROAD
     01         CITY      : ANDOVER
                STATE/ZIP : MA  01810


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,870.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,770.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030632046     MORTGAGORS: BIGGS                DENNIS
                            BIGGS                PAULA
 REGION CODE    ADDRESS   : 115-77 BLACK OAK LANE
     01         CITY      : KINNELON BOROUGH
                STATE/ZIP : NJ  07405


MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,863.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,171.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030632061     MORTGAGORS: SIZELOVE             RICHARD
                            SIZELOVE             BARBARA
 REGION CODE    ADDRESS   : 193 RAY WAY
     01         CITY      : ZEPHYR COVE
                STATE/ZIP : NV  89448


MORTGAGE AMOUNT :   239,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,924.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030632095     MORTGAGORS: YEH                  YU-CHI
                            YEH                  WANG PAO SUN
 REGION CODE    ADDRESS   : 20651 RICE COURT
     01         CITY      : SARATOGA
                STATE/ZIP : CA  95070


MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    449,705.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,341.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 53.01000

 ----------------------------------------------------------------------
00030632111     MORTGAGORS: MATZ                 ALISON
                            MATZ                 NOLAN
 REGION CODE    ADDRESS   : 165 WEST BROOKSIDE DRIVE
     01         CITY      : LARCHMONT
                STATE/ZIP : NY  10538


MORTGAGE AMOUNT :   472,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    471,612.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,591.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,885,700.00     P & I AMT:     14,564.67
UPB AMT:   1,883,067.63

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          156
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030632137     MORTGAGORS: PULLAN               STEVEN
                            PULLAN               LINDA
 REGION CODE    ADDRESS   : 102 INDIAN SPRINGS ROAD
     01         CITY      : KENNETT SQUARE
                STATE/ZIP : PA  19348


MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    448,925.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,500.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 74.62686

 ----------------------------------------------------------------------
00030632152     MORTGAGORS: BEVERIDGE            CARL
                            BEVERIDGE            EMMELINE
 REGION CODE    ADDRESS   : 5403 DRANES TAVERN
     01         CITY      : FAIRFAX
                STATE/ZIP : VA  22030


MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,531.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,576.11  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030632186     MORTGAGORS: MORGAN               HARRY
                            MORGAN               JANICE
 REGION CODE    ADDRESS   : 1303 HAWKCREEK DR
     01         CITY      : BLUE SPRINGS
                STATE/ZIP : MO  64015


MORTGAGE AMOUNT :   233,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,492.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,880.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 74.20635

 ----------------------------------------------------------------------
00030632194     MORTGAGORS: MANGIAFRIDDA         VINCENT
                            MANGIAFRIDDA         DEBRA
 REGION CODE    ADDRESS   : 34 ESTABAN DRIVE
     01         CITY      : CAMARILLO
                STATE/ZIP : CA  93010


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,854.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,845.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 71.42800

 ----------------------------------------------------------------------
00030632202     MORTGAGORS: CONFAR               THOMAS
                            CONFAR               NANCY
 REGION CODE    ADDRESS   : 905 PUESTA DEL SOL
     01         CITY      : THOUSAND OAKS
                STATE/ZIP : CA  91360


MORTGAGE AMOUNT :   407,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    407,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,095.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030632210     MORTGAGORS: RUBIN                HOWARD
                            RUBIN                M
 REGION CODE    ADDRESS   : 12 STONEMEADOW FARM DR.
     01         CITY      : SHREWSBURY
                STATE/ZIP : MA  01545


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,999.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,810,950.00     P & I AMT:     13,896.56
UPB AMT:   1,809,004.50

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          157
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030632418     MORTGAGORS: CONNOR               EUGENE
                            CONNOR               DEBRA
 REGION CODE    ADDRESS   : 5423 EAST MURIEL DRIVE
     01         CITY      : SCOTTSDALE
                STATE/ZIP : AZ  85254


MORTGAGE AMOUNT :   260,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,546.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,027.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.99400

 ----------------------------------------------------------------------
00030632483     MORTGAGORS: STURM                DAVID
                            STURM                ANGELA
 REGION CODE    ADDRESS   : 2730 ROCKY POINT COURT
     01         CITY      : THOUSAND OAKS
                STATE/ZIP : CA  91362


MORTGAGE AMOUNT :   287,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    286,984.79  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,259.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.98800

 ----------------------------------------------------------------------
00030632541     MORTGAGORS: BAKER                THOMAS
                            BAKER                ABBY
 REGION CODE    ADDRESS   : 20045 GLEN ARBOR COURT
     01         CITY      : SARATOGA
                STATE/ZIP : CA  95070


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,759.13  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,537.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 55.73248

 ----------------------------------------------------------------------
00030632640     MORTGAGORS: REED                 ROBERT
                            REED                 JANIE
 REGION CODE    ADDRESS   : 302 TOWNSEND PLACE
     01         CITY      : ATLANTA
                STATE/ZIP : GA  30327


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,836.13  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,413.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 76.33500

 ----------------------------------------------------------------------
00030632699     MORTGAGORS: KAMBLI               RAMESH
                            KAMBLI               SWAPNA
 REGION CODE    ADDRESS   : 12368 CARAVEL PLACE
     01         CITY      : CERRITOS
                STATE/ZIP : CA  90703


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,849.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,906.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030632707     MORTGAGORS: MC MULLEN            WILLIAM
                            MC MULLEN            PEGGY
 REGION CODE    ADDRESS   : 10 ADLER CIRCLE
     01         CITY      : GALVESTON
                STATE/ZIP : TX  77550


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    248,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,928.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,693,850.00     P & I AMT:     13,074.16
UPB AMT:   1,692,975.89

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          158
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030632715     MORTGAGORS: GRANT                DOUGLAS
                            GRANT                SUSAN
 REGION CODE    ADDRESS   : 6301 CARDINAL HILL PLACE
     01         CITY      : SPRINGFIELD
                STATE/ZIP : VA  22152


MORTGAGE AMOUNT :   309,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    308,907.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,349.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.99482

 ----------------------------------------------------------------------
00030632749     MORTGAGORS: MCLEOD               GAVIN
                            MCLEOD               COLLEEN
 REGION CODE    ADDRESS   : 11 THANKFUL BRADLEY RD.
     01         CITY      : REDDING
                STATE/ZIP : CT  06876


MORTGAGE AMOUNT :   414,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    412,627.47  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,073.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030632756     MORTGAGORS: THURSTON             BRUCE
                            THURSTON             JOANNE
 REGION CODE    ADDRESS   : 5715 MACON DR.
     01         CITY      : HUNTSVILLE
                STATE/ZIP : AL  35802


MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,643.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,615.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 57.53500

 ----------------------------------------------------------------------
00030632798     MORTGAGORS: JEE                  JOHNNY
                            JEE                  LOUISE
 REGION CODE    ADDRESS   : 400 SOUTH MADISON
     01         CITY      : PASADENA
                STATE/ZIP : CA  91101


MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    309,660.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,494.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 77.50000

 ----------------------------------------------------------------------
00030632806     MORTGAGORS: SENS                 BRUCE
                            ROBISON              RICHARD
 REGION CODE    ADDRESS   : 5599 LAKEVIEW DRIV
     01         CITY      : LA VERNE
                STATE/ZIP : CA  91750


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,713.04  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,814.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030632822     MORTGAGORS: DORFMAN              MICHAEL
                            DORFMAN              MANDY
 REGION CODE    ADDRESS   : 35 YALE DRIVE
     01         CITY      : NORTHAMPTON TOWNSHIP
                STATE/ZIP : PA  18954


MORTGAGE AMOUNT :   262,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    262,414.66  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,881.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 79.99000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,856,700.00     P & I AMT:     14,228.64
UPB AMT:   1,853,966.70

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          159
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030632863     MORTGAGORS: HILLERS              LEON
                            HILLERS              TERESA
 REGION CODE    ADDRESS   : 15247 SURREY HOUSE WAY
     01         CITY      : CENTREVILLE
                STATE/ZIP : VA  22020


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,849.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,772.99  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030632889     MORTGAGORS: DI TOMMASO           JOSEPH
                            DI TOMMASO           HELEN
 REGION CODE    ADDRESS   : 21471 DOWNING COURT
     01         CITY      : ASHBURN
                STATE/ZIP : VA  22011


MORTGAGE AMOUNT :   219,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,391.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,553.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 79.99800

 ----------------------------------------------------------------------
00030633382     MORTGAGORS: THOMAS               SHERILYN
                            WITT                 LYNN
 REGION CODE    ADDRESS   : 151 RANDALL STREET
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94131


MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,462.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 72.16000

 ----------------------------------------------------------------------
00030633408     MORTGAGORS: EGAN                 RICHARD
                            EGAN                 SUSAN
 REGION CODE    ADDRESS   : 3217 SW LURADEL STREET
     01         CITY      : PORTLAND
                STATE/ZIP : OR  97219


MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,782.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 89.60000

 ----------------------------------------------------------------------
00030633424     MORTGAGORS: WALTER               BARBARA

 REGION CODE    ADDRESS   : 27 FOUNDERS WAY
     01         CITY      : UPPER UWCHLAN TWP.
                STATE/ZIP : PA  19335


MORTGAGE AMOUNT :   323,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    323,115.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,288.65  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 79.99400

 ----------------------------------------------------------------------
00030633432     MORTGAGORS: COWEN                PAULINA

 REGION CODE    ADDRESS   : 88 A BEACH STREET
     01         CITY      : COHASSET
                STATE/ZIP : MA  02025


MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    460,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,701.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 68.14800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,786,900.00     P & I AMT:     13,561.75
UPB AMT:   1,786,356.58

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          160
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030633457     MORTGAGORS: EVERETT              JONATHAN
                            EVERETT              MARY
 REGION CODE    ADDRESS   : 2 SURREY LANE
     01         CITY      : WELLESLEY
                STATE/ZIP : MA  02181


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,756.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 54.89900

 ----------------------------------------------------------------------
00030633507     MORTGAGORS: WAYS                 SUSAN
                            COMINI               GIAN
 REGION CODE    ADDRESS   : 3801 WINDWOOD PLACE
     01         CITY      : MODESTO
                STATE/ZIP : CA  95355


MORTGAGE AMOUNT :   238,520.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,520.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,876.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 89.00000

 ----------------------------------------------------------------------
00030633531     MORTGAGORS: BRINKMAN             TIMOTHY
                            BRINKMAN             VALERIE
 REGION CODE    ADDRESS   : 2105 HEATHER COURT
     01         CITY      : MC KINNEY
                STATE/ZIP : TX  75070


MORTGAGE AMOUNT :   226,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    226,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,781.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.96800

 ----------------------------------------------------------------------
00030633556     MORTGAGORS: RUSSELL              CHARLES
                            RUSSELL              REGINA
 REGION CODE    ADDRESS   : 6622 ROSEMONT STREET
     01         CITY      : UPPER MARLBORO
                STATE/ZIP : MD  20772


MORTGAGE AMOUNT :   215,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,662.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,882.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/16
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.92500

 ----------------------------------------------------------------------
00030633564     MORTGAGORS: YOUNG                JACKIE
                            YOUNG                SUSAN
 REGION CODE    ADDRESS   : 41216 BRIDGE FARM LANE
     01         CITY      : LEESBURG
                STATE/ZIP : VA  20175


MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    284,516.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,383.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/16
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.83100

 ----------------------------------------------------------------------
00030633598     MORTGAGORS: CROMER               KIRK
                            CROMER               CAROL
 REGION CODE    ADDRESS   : 11702 SHADYSTONE TERRACE
     01         CITY      : MITCHELLVILLE
                STATE/ZIP : MD  20721


MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    306,794.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,252.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 78.71700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,772,020.00     P & I AMT:     13,934.04
UPB AMT:   1,770,992.59

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          161
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030633648     MORTGAGORS: MORENO               LUIS
                            MORENO               MARLENE
 REGION CODE    ADDRESS   : 11183 GATEMORE WAY
     01         CITY      : SAN DIEGO
                STATE/ZIP : CA  92131


MORTGAGE AMOUNT :   350,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    350,193.12  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,725.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030633804     MORTGAGORS: PHAN                 LAC
                            HOANG
 REGION CODE    ADDRESS   : 205 HILLVIEW DRIVE
     01         CITY      : MILLPITAS
                STATE/ZIP : CA  95035


MORTGAGE AMOUNT :   226,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,869.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,777.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 73.61500

 ----------------------------------------------------------------------
00030633812     MORTGAGORS: THOI                 QUANG
                            THOI                 LIEN
 REGION CODE    ADDRESS   : 3180 WHITESAND DRIVE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95148


MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,786.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.93197

 ----------------------------------------------------------------------
00030633820     MORTGAGORS: LATZER               MICHAEL
                            LATZER               KEREN
 REGION CODE    ADDRESS   : 5955 RUSTLING OAKS DRIVE
     01         CITY      : AGOURA HILLS
                STATE/ZIP : CA  91301


MORTGAGE AMOUNT :   327,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    327,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,485.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.98043

 ----------------------------------------------------------------------
00030633846     MORTGAGORS: SHIN                 BRIAN
                            SHIN                 LAUREN
 REGION CODE    ADDRESS   : 9044 CHARLOMA DR
     01         CITY      : DOWNEY
                STATE/ZIP : CA  90240


MORTGAGE AMOUNT :   304,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,260.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
00030633879     MORTGAGORS: RAFFERTY             WILLIAM
                            RAFFERTY             ANDREA
 REGION CODE    ADDRESS   : 72 HEISER RD
     01         CITY      : MANSFIELD
                STATE/ZIP : NJ  07865


MORTGAGE AMOUNT :   317,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    316,812.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,465.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 84.53333

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,759,900.00     P & I AMT:     13,501.43
UPB AMT:   1,759,375.95

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          162
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030633895     MORTGAGORS: CHAMPAGNE            ROGER
                            CHAMPAGNE            JILL
 REGION CODE    ADDRESS   : 1515 MONTGOMERY AVE
     01         CITY      : ROSEMONT
                STATE/ZIP : PA  19010


MORTGAGE AMOUNT :   324,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,682.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,384.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030633929     MORTGAGORS: DUBOIS               CHARLES
                            DUBOIS               JULIA
 REGION CODE    ADDRESS   : 2403 CHRIS WOOD DRIVE
     01         CITY      : OAKTON
                STATE/ZIP : VA  22124


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    298,574.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,046.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.25000  MATURITY DATE     :   03/01/26
CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
LTV :                 53.95600

 ----------------------------------------------------------------------
00030633978     MORTGAGORS: TOMICH               ANTHONY
                            TOMICH               SUSAN
 REGION CODE    ADDRESS   : 25592 ARIA DRIVE
     01         CITY      : MISSION VIEJO
                STATE/ZIP : CA  92692


MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,353.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,925.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030633986     MORTGAGORS: DUMONT               THOMAS

 REGION CODE    ADDRESS   : 1516 RIVERVIEW DRIVE
     01         CITY      : FALLBROOK
                STATE/ZIP : CA  92028


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    288,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,214.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 76.80000

 ----------------------------------------------------------------------
00030633994     MORTGAGORS: FISH                 ANNE
                            FISH                 LAURENCE
 REGION CODE    ADDRESS   : 7400 WILCOTTE CT
     01         CITY      : PROSPECT
                STATE/ZIP : KY  40059


MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    289,833.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,281.43  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 60.04100

 ----------------------------------------------------------------------
00030634026     MORTGAGORS: RIDEOUT              KENTON
                            RIDEOUT              LAURA
 REGION CODE    ADDRESS   : 7942 ASTLEY LANE
     01         CITY      : SPRING
                STATE/ZIP : TX  77377


MORTGAGE AMOUNT :   254,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,002.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,705,000.00     P & I AMT:     12,854.40
UPB AMT:   1,703,043.47

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          163
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030634182     MORTGAGORS: BARNES               EL
                            BARNES               KATHLEEN
 REGION CODE    ADDRESS   : 7831 PREAKNESS LANE
     01         CITY      : FAIRFAX
                STATE/ZIP : VA  22039


MORTGAGE AMOUNT :   352,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    352,250.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,554.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 79.85100

 ----------------------------------------------------------------------
00030634190     MORTGAGORS: TUPPER               CHRISTOPHER
                            TUPPER               MARIA
 REGION CODE    ADDRESS   : 22721 SYLVAN STREET
     01         CITY      : WOODLAND HILLS
                STATE/ZIP : CA  91367


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,976.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030634216     MORTGAGORS: COLLINS              VIRGIL
                            COLLINS              BRENDA
 REGION CODE    ADDRESS   : 7913 TURTLE VALLEY DR
     01         CITY      : CLIFTON
                STATE/ZIP : VA  22024


MORTGAGE AMOUNT :   284,050.00  OPTION TO CONVERT :
UNPAID BALANCE :    283,854.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,059.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030634265     MORTGAGORS: KREUTZ               OLAF
                            KREUTZ               ROSEMARY
 REGION CODE    ADDRESS   : 32005 VIA COYOTE
     01         CITY      : TRABUCO CANYON AREA
                STATE/ZIP : CA  92679


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    245,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,883.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 70.00000

 ----------------------------------------------------------------------
00030634281     MORTGAGORS: MC FARLING           LORI
                            MASTERS              HOWARD
 REGION CODE    ADDRESS   : 6701 BRADLEY BOULEVARD
     01         CITY      : BETHESDA
                STATE/ZIP : MD  20817


MORTGAGE AMOUNT :   422,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    421,716.84  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,096.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030634315     MORTGAGORS: EDELEN               JOSEPH
                            EDELEN               LIN
 REGION CODE    ADDRESS   : 10237 BRITTENFORD DR
     01         CITY      : VIENNA
                STATE/ZIP : VA  22182


MORTGAGE AMOUNT :   365,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    365,310.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,714.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.99700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,928,850.00     P & I AMT:     14,284.34
UPB AMT:   1,928,132.24

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          164
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030634349     MORTGAGORS: GEDDES               BRUCE
                            GEDDES               CHERYL
 REGION CODE    ADDRESS   : 5541 SHOOTERS HILL LANE
     01         CITY      : FAIRFAX
                STATE/ZIP : VA  22032


MORTGAGE AMOUNT :   213,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,163.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,602.46  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030634372     MORTGAGORS: SHUMAKER             DAVID
                            SHUMAKER             DONNA
 REGION CODE    ADDRESS   : 510S LAWTON DR
     01         CITY      : BETHESDA
                STATE/ZIP : MD  20816


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,854.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,845.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030634380     MORTGAGORS: BLASS                MARK
                            BLASS                YOLANDE
 REGION CODE    ADDRESS   : 44013 LORDS VALLEY TERRACE
     01         CITY      : ASHBURN
                STATE/ZIP : VA  22011


MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,874.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,850.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 94.96401

 ----------------------------------------------------------------------
00030634398     MORTGAGORS: VAUGHN               SETH
                            VAUGHN               BIRDER
 REGION CODE    ADDRESS   : 12810 GLASGOW COURT
     01         CITY      : FORT WASHINGTON
                STATE/ZIP : MD  20744


MORTGAGE AMOUNT :   262,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    262,423.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,926.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 94.99500

 ----------------------------------------------------------------------
00030634406     MORTGAGORS: MC CLELLAN           DENNIS
                            MC CLELLAN           PATSY
 REGION CODE    ADDRESS   : 4001 FEATHERSTONE PLACE
     01         CITY      : ALEXANDRIA
                STATE/ZIP : VA  22306


MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    303,790.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,204.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 75.24700

 ----------------------------------------------------------------------
00030634414     MORTGAGORS: LEVIN                WILLIAM
                            LEVIN                LENORE
 REGION CODE    ADDRESS   : 11102 BOWEN AVE
     01         CITY      : GREAT FALLS
                STATE/ZIP : VA  22066


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    339,777.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,524.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,589,900.00     P & I AMT:     11,954.09
UPB AMT:   1,588,885.10

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          165
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030634430     MORTGAGORS: FULLWOOD             CHARLES
                            SCHEHR               KIMBERLY
 REGION CODE    ADDRESS   : 6425 SPRINGHOUSE CIRCLE
     01         CITY      : CLIFTON
                STATE/ZIP : VA  22024


MORTGAGE AMOUNT :   226,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    226,244.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,641.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030634455     MORTGAGORS: BRIETZKE             STEPHEN
                            BRIETZKE             CHRISTI
 REGION CODE    ADDRESS   : 16913 BRIARDALE ROAD
     01         CITY      : ROCKVILLE
                STATE/ZIP : MD  20855


MORTGAGE AMOUNT :   218,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,748.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,715.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 92.76500

 ----------------------------------------------------------------------
00030634471     MORTGAGORS: SMITH                GREGORY
                            WALGAMOTTE           VERONICA
 REGION CODE    ADDRESS   : 6518 LONE OAK COURT
     01         CITY      : BETHESDA
                STATE/ZIP : MD  20817


MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,849.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,643.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030634562     MORTGAGORS: LOO                  ALICE
                            LOO                  ALBERT
 REGION CODE    ADDRESS   : 2 WESTWOOD COURT
     01         CITY      : ORINDA
                STATE/ZIP : CA  94563


MORTGAGE AMOUNT :   346,815.28  OPTION TO CONVERT :
UNPAID BALANCE :    346,815.28  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,766.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/23
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 59.79573

 ----------------------------------------------------------------------
00030634653     MORTGAGORS: HALLER               KURT
                            HALLER               PATRICIA
 REGION CODE    ADDRESS   : 890 SYLVANER DRIVE
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94566


MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,877.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030634794     MORTGAGORS: DZUBAN               MARK
                            DZUBAN               SHAWN
 REGION CODE    ADDRESS   : 80 MURRAY DRIVE
     01         CITY      : HILLSBOROUGH
                STATE/ZIP : NJ  08853


MORTGAGE AMOUNT :   293,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    293,700.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,206.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 72.03800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,555,915.28     P & I AMT:     11,850.50
UPB AMT:   1,555,357.39

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          166
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030634810     MORTGAGORS: GARDUNO              DAVID

 REGION CODE    ADDRESS   : 11312 WOODMAR LANE NE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87111


MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    303,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,383.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.96800

 ----------------------------------------------------------------------
00030635114     MORTGAGORS: JENKINS              STEPHEN
                            JENKINS              SUSAN
 REGION CODE    ADDRESS   : 5412 HYPER GLEN DRIVE
     01         CITY      : CHARLETTE
                STATE/ZIP : NC  28277


MORTGAGE AMOUNT :   311,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    311,550.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,340.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 84.98800

 ----------------------------------------------------------------------
00030635403     MORTGAGORS: TRIMBLE              DAVID
                            KLIMAN               JODIE
 REGION CODE    ADDRESS   : 47 WINTHROP RD # 1
     01         CITY      : BROOKLINE
                STATE/ZIP : MA  02146


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,856.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,196.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030635437     MORTGAGORS: REICH                BENJAMIN
                            REICH                JENNIFER
 REGION CODE    ADDRESS   : 243 KOCIEMBA DRIVE
     01         CITY      : RIVER VALE
                STATE/ZIP : NJ  07675


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,280.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 73.17000

 ----------------------------------------------------------------------
00030635445     MORTGAGORS: WIMMER               GARY
                            WIMMER               HEATHER
 REGION CODE    ADDRESS   : 107 LOMA PLACE
     01         CITY      : APTOS
                STATE/ZIP : CA  95003


MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    303,833.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,446.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030635478     MORTGAGORS: FUNKHOUSER           DARREN
                            FUNKHOUSER           HEIDI
 REGION CODE    ADDRESS   : 36 ELMWOOD DR.
     01         CITY      : SAN RAMON
                STATE/ZIP : CA  94583


MORTGAGE AMOUNT :   223,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,700.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,840.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 94.99906

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,712,250.00     P & I AMT:     13,487.71
UPB AMT:   1,711,940.26

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          167
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030635486     MORTGAGORS: PETERSON             DOUGLAS
                            HAND                 SANDRA
 REGION CODE    ADDRESS   : 1920 SHEFFIELD DRIVE
     01         CITY      : EL DORADO
                STATE/ZIP : CA  95762


MORTGAGE AMOUNT :   348,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    348,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,743.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030635619     MORTGAGORS: URSINO               JOHN
                            URSINO               MARIA
 REGION CODE    ADDRESS   : 2 DEBOW DRIVE
     01         CITY      : MILLSTONE TOWNSHIP
                STATE/ZIP : NJ  08691


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 73.17000

 ----------------------------------------------------------------------
00030635668     MORTGAGORS: AVNI                 EITAN
                            GREENBERG            GAIL
 REGION CODE    ADDRESS   : 9219 JOHNSTONE LN
     01         CITY      : CINCINNATI
                STATE/ZIP : OH  45242


MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    310,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,220.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 76.42100

 ----------------------------------------------------------------------
00030635684     MORTGAGORS: CALHOUN              DONALD
                            CALHOUN              JOANNE
 REGION CODE    ADDRESS   : 5050 SLATE RUN WOODS COURT
     01         CITY      : UPPER ARLINGTON
                STATE/ZIP : OH  43220


MORTGAGE AMOUNT :   463,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    463,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,687.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 69.85600

 ----------------------------------------------------------------------
00030635718     MORTGAGORS: ALTIMONT             DAVID
                            ALTIMONT             MARGARET
 REGION CODE    ADDRESS   : 1901 RICKARD COURT
     01         CITY      : SOUTHLAKE
                STATE/ZIP : TX  76092


MORTGAGE AMOUNT :   273,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,421.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,031.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030635742     MORTGAGORS: MCCUTCHEON           PAUL
                            MCCUTCHEON           KATHLEEN
 REGION CODE    ADDRESS   : 2409 MUNFORD DR
     01         CITY      : FALLSTON
                STATE/ZIP : MD  21043


MORTGAGE AMOUNT :   239,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,301.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,820.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.98800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,935,300.00     P & I AMT:     14,679.01
UPB AMT:   1,934,972.18

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          168
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030635767     MORTGAGORS: MERCER               JOHN
                            MERCER               MARY
 REGION CODE    ADDRESS   : 2955 ARDEN ROAD
     01         CITY      : ATLANTA
                STATE/ZIP : GA  30305


MORTGAGE AMOUNT :   556,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    556,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,380.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030635775     MORTGAGORS: FULLERTON            WILLIAM
                            FULLERTON            AMY
 REGION CODE    ADDRESS   : 3813 AMHERST AVENUE
     01         CITY      : UNIVERSITY PARK
                STATE/ZIP : TX  75225


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    248,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,863.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030635841     MORTGAGORS: TAMMANY              THOMAS
                            TAMMANY              ELLA - NORA
 REGION CODE    ADDRESS   : 185 CARNOUSTIE WAY
     01         CITY      : EDGMONT TOWNSHIP
                STATE/ZIP : PA  19063


MORTGAGE AMOUNT :   437,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    436,964.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,097.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 79.42800

 ----------------------------------------------------------------------
00030635908     MORTGAGORS: TAYLOR               SHARON
                            TAYLOR               GEORGE
 REGION CODE    ADDRESS   : 262 WATCH HILL ROAD
     01         CITY      : WEST WHITE LAND TWSP.
                STATE/ZIP : PA  19341


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,624.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,898.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 78.16700

 ----------------------------------------------------------------------
00030635924     MORTGAGORS: DEBS                 ANTHONY
                            SOOHOO               LILLIAN
 REGION CODE    ADDRESS   : 710 BEL AIR COURT
     01         CITY      : MORGAN HILL
                STATE/ZIP : CA  95037


MORTGAGE AMOUNT :   287,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    287,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,160.65  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030635932     MORTGAGORS: JONES                SULKOUS
                            JONES                LOLA
 REGION CODE    ADDRESS   : 105 FLAG CREEK RD
     01         CITY      : YORKTOWN
                STATE/ZIP : VA  23693


MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    301,807.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,268.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 71.05800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,097,000.00     P & I AMT:     15,668.77
UPB AMT:   2,095,796.68

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          169
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030635965     MORTGAGORS: JELESCO              DAN
                            JELESCO              ANGELA
 REGION CODE    ADDRESS   : 7345 N RIDGE RD
     01         CITY      : CHICAGO
                STATE/ZIP : IL  60645


MORTGAGE AMOUNT :   217,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,789.32  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.25000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030636070     MORTGAGORS: LOBELL               ROBERT
                            LOBELL               JACQUELINE
 REGION CODE    ADDRESS   : 513 BRIGHTSLN
     01         CITY      : LOWER GWYNEDD
                STATE/ZIP : PA  19422


MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,938.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 88.69500

 ----------------------------------------------------------------------
00030636104     MORTGAGORS: SOFFER               STUART
                            SOFFER               DEBRA
 REGION CODE    ADDRESS   : 12509 NOBLE CT
     01         CITY      : POTOMAC
                STATE/ZIP : MD  20854


MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    320,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,292.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 37.64700

 ----------------------------------------------------------------------
00030636112     MORTGAGORS: PERRY                TIMOTHY

 REGION CODE    ADDRESS   : 5313 IMPATIENS CT
     01         CITY      : HOLLY SPRINGS
                STATE/ZIP : NC  27540


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,076.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030636146     MORTGAGORS: LAPE                 GREGORY
                            LAPE                 MARY
 REGION CODE    ADDRESS   : 1528 ADAMS MOUNTAIN
     01         CITY      : RALEIGH
                STATE/ZIP : NC  27614


MORTGAGE AMOUNT :   306,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    306,199.56  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,275.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030636179     MORTGAGORS: TOMBLINSON           BEN
                            TOMBLINSON           REBECCA
 REGION CODE    ADDRESS   : 170 BLUE HERON CT
     01         CITY      : BOWLING GREEN
                STATE/ZIP : KY  42103


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    340,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,524.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 75.55500

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,708,900.00     P & I AMT:     12,895.62
UPB AMT:   1,708,699.56

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          170
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030636237     MORTGAGORS: MARLEY               KEMPER
                            MARLEY               JEAN
 REGION CODE    ADDRESS   : 477 ALPINE VIEW
     01         CITY      : INCLINE VILLAGE
                STATE/ZIP : NV  89451


MORTGAGE AMOUNT :   517,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    517,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,071.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030636260     MORTGAGORS: YADEN                MATTHEW
                            YADEN                AGNES
 REGION CODE    ADDRESS   : 680 DUNHILL DRIVE
     01         CITY      : DANVILLE
                STATE/ZIP : CA  94506


MORTGAGE AMOUNT :   356,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    356,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,680.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030636286     MORTGAGORS: THOMAS               THOMAS
                            THOMAS               SARAH
 REGION CODE    ADDRESS   : 32907 MONROVIA STREET
     01         CITY      : UNION CITY
                STATE/ZIP : CA  94587


MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,903.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030636302     MORTGAGORS: GUZMAN               MANUEL
                            GUZMAN               DIANE
 REGION CODE    ADDRESS   : 20 NORMANDY COURT
     01         CITY      : MONTGOMERY
                STATE/ZIP : NJ  08558


MORTGAGE AMOUNT :   326,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    326,213.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,310.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 79.99100

 ----------------------------------------------------------------------
00030636328     MORTGAGORS: FOLIO                MICHAEL
                            FOLIO                PATRICIA
 REGION CODE    ADDRESS   : 845 CHESTNUT LAKE DRIVE
     01         CITY      : MARIETTA
                STATE/ZIP : GA  30068


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,834.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,177.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030636336     MORTGAGORS: COFFEY               JAMES
                            COFFEY               LEIGH
 REGION CODE    ADDRESS   : 1821 PEMBERTON PLACE
     01         CITY      : MARIETTA
                STATE/ZIP : GA  30062


MORTGAGE AMOUNT :   311,650.00  OPTION TO CONVERT :
UNPAID BALANCE :    311,456.29  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,368.77  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.98800

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,026,400.00     P & I AMT:     15,512.78
UPB AMT:   2,025,804.70

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          171
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030636997     MORTGAGORS: BARTH                KAREN
                            BARTH                SAMUEL
 REGION CODE    ADDRESS   : 496 12TH STREET
     01         CITY      : BROOKLYN
                STATE/ZIP : NY  11215


MORTGAGE AMOUNT :   495,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    493,787.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,806.13  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 89.18900

 ----------------------------------------------------------------------
00030637037     MORTGAGORS: YOUNCE               JOSEPH
                            YOUNCE               LINDA
 REGION CODE    ADDRESS   : 2101 ALEXANDRIA BREANNE CT
     01         CITY      : LAS VEGAS
                STATE/ZIP : NV  89117


MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    276,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,146.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 61.33300

 ----------------------------------------------------------------------
00030637045     MORTGAGORS: ELLSWORTH            STERLING
                            ELLSWORTH            HELEN
 REGION CODE    ADDRESS   : 13803 SOUTH MAGIC WAND STREET
     01         CITY      : DRAPER
                STATE/ZIP : UT  84020


MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    364,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,863.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030637052     MORTGAGORS: NICOLAZZI            FRANK
                            NICOLAZZI            LEAH
 REGION CODE    ADDRESS   : 29-43 159TH STREET
     01         CITY      : FLUSHING
                STATE/ZIP : NY  11358


MORTGAGE AMOUNT :   236,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,114.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,858.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030637060     MORTGAGORS: AARON                KENNETH
                            AARON                DENISE
 REGION CODE    ADDRESS   : 7739 APPALOOSA TRAIL
     01         CITY      : ORANGE
                STATE/ZIP : CA  92669


MORTGAGE AMOUNT :   229,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,327.90  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,866.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 89.98000

 ----------------------------------------------------------------------
00030637078     MORTGAGORS: IFILL                LILIAS

 REGION CODE    ADDRESS   : 10 MELTON DR WEST
     01         CITY      : ROCKVILLE CENTRE
                STATE/ZIP : NY  11570


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,771.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,871.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.37500  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,825,700.00     P & I AMT:     14,413.32
UPB AMT:   1,824,001.52

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          172
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030637086     MORTGAGORS: YANOFSKY             SHIMON
                            YANOFSKY             TSIVIA
 REGION CODE    ADDRESS   : 1078 E. 27TH STREET
     01         CITY      : BROOKLYN
                STATE/ZIP : NY  11210


MORTGAGE AMOUNT :   263,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    262,860.04  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,139.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 79.93900

 ----------------------------------------------------------------------
00030637110     MORTGAGORS: WASSELL              JAMES
                            WASSELL              GWENDOLYN
 REGION CODE    ADDRESS   : 2 OVER ROCK LANE
     01         CITY      : WESTPORT
                STATE/ZIP : CT  06880


MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,086.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,407.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030637128     MORTGAGORS: MAHLEBJIAN           STEVEN
                            MAHLEBJIAN           SYLVIA
 REGION CODE    ADDRESS   : 153 BROOKSIDE DRIVE
     01         CITY      : NEW PROVIDENCE
                STATE/ZIP : NJ  07974


MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,369.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,919.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030637144     MORTGAGORS: GINSBURG             CARL
                            GINSBURG             CHANA
 REGION CODE    ADDRESS   : 1317 CARROLL STREET
     01         CITY      : BROOKLYN
                STATE/ZIP : NY  11213


MORTGAGE AMOUNT :   265,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,354.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,136.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030637151     MORTGAGORS: FAIRBANKS            ROBERT
                            FAIRBANKS            KATHRYN
 REGION CODE    ADDRESS   : 2615 TAYLORS RIDGE ROAD
     01         CITY      : TEMPLE
                STATE/ZIP : TX  76502


MORTGAGE AMOUNT :   209,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    209,832.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,670.46  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030637177     MORTGAGORS: KWOK                 JACKSON
                            CHOW                 MARTHA
 REGION CODE    ADDRESS   : 28 FOXWOOD DR
     01         CITY      : N. ANDOVER
                STATE/ZIP : MA  01845


MORTGAGE AMOUNT :   277,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    277,040.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,180.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,553,400.00     P & I AMT:     12,454.18
UPB AMT:   1,552,544.11

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          173
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030637193     MORTGAGORS: GARDNER              JERRY

 REGION CODE    ADDRESS   : 156 TERRACE DR
     01         CITY      : CHATHAM TWP
                STATE/ZIP : NJ  07928


MORTGAGE AMOUNT :   211,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    211,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,682.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030637417     MORTGAGORS: HEALEY               JAMES
                            BRUNO                KAREN
 REGION CODE    ADDRESS   : 111 RICHMOND HILL RD
     01         CITY      : NEW CANAAN
                STATE/ZIP : CT  06840


MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,875.72  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,699.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030637458     MORTGAGORS: SISSON               COLEMAN

 REGION CODE    ADDRESS   : 51 FIREFALL COURT
     01         CITY      : THE WOODLANDS
                STATE/ZIP : TX  77380


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,861.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,888.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030637482     MORTGAGORS: JONES                BRIAN
                            JONES                KEELEY
 REGION CODE    ADDRESS   : 34058 E. KAPPLER RD
     01         CITY      : ST HELENS
                STATE/ZIP : OR  97051


MORTGAGE AMOUNT :   217,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,653.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 77.67800

 ----------------------------------------------------------------------
00030637516     MORTGAGORS: ANDERSON             CHRISTOPHER
                            ANDERSON             NANCY
 REGION CODE    ADDRESS   : 26657 S.E. 31ST STREET
     01         CITY      : ISSAQUAH
                STATE/ZIP : WA  98029


MORTGAGE AMOUNT :   271,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    271,018.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,989.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030637532     MORTGAGORS: MARTEL               KEITH
                            MARTEL               JANET
 REGION CODE    ADDRESS   : 20 QUEENSFORT WAY
     01         CITY      : NORTH KINGSTOWN
                STATE/ZIP : RI  02852


MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    243,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,804.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,399,200.00     P & I AMT:     10,717.55
UPB AMT:   1,398,755.67

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          174
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030637573     MORTGAGORS: HENDREN              JOHN
                            HENDREN              MARYANN
 REGION CODE    ADDRESS   : 11075 MULGRAVE ROAD
     01         CITY      : SAN DIEGO
                STATE/ZIP : CA  92131


MORTGAGE AMOUNT :   238,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,150.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,873.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 89.98500

 ----------------------------------------------------------------------
00030637599     MORTGAGORS: GUERRERO             JAIME
                            GUERRERO             CARMEN
 REGION CODE    ADDRESS   : 10447 CASANES AVE
     01         CITY      : DOWNEY
                STATE/ZIP : CA  90241


MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,958.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030637607     MORTGAGORS: LEE                  JIN-LUEN
                            LEE                  SHU-YUAN
 REGION CODE    ADDRESS   : 10 PAWNEE DR
     01         CITY      : BOULDER
                STATE/ZIP : CO  80303


MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,856.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,822.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 72.47700

 ----------------------------------------------------------------------
00030637615     MORTGAGORS: KNOLL                SUSAN

 REGION CODE    ADDRESS   : 2111 LOOSCAN LANE
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77019


MORTGAGE AMOUNT :   299,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,518.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,304.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030637631     MORTGAGORS: HAMPSON              J.
                            HAMPSON              AMY
 REGION CODE    ADDRESS   : 7710 CREST DRIVE NE
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98115


MORTGAGE AMOUNT :   277,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    277,040.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,180.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030637664     MORTGAGORS: MERCADO              MARLON
                            NUNAG                ANAMARIA
 REGION CODE    ADDRESS   : 1200 WEST 220TH ST UNIT # 5
     01         CITY      : TORRANCE
                STATE/ZIP : CA  90502


MORTGAGE AMOUNT :   218,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,267.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,679.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.99700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,522,200.00     P & I AMT:     11,818.44
UPB AMT:   1,521,583.06

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          175
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030637672     MORTGAGORS: RAJU                 SRINATH
                            RADHAKRISHNA         SUMAN
 REGION CODE    ADDRESS   : 12334 MONTANA AVENUE UNIT # 105
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  90049


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,076.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030637698     MORTGAGORS: AUSTEN-SMITH         M.D.
                            WEISS                MARGARET
 REGION CODE    ADDRESS   : 2744 LAWNDALE AVE
     01         CITY      : EVANSTON
                STATE/ZIP : IL  60201


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,818.25  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,306.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 62.50000

 ----------------------------------------------------------------------
00030637714     MORTGAGORS: RINERSON             DANNY
                            RINERSON             MARLENE
 REGION CODE    ADDRESS   : 1411 EAST AMBERWOOD DRIVE
     01         CITY      : PHOENIX
                STATE/ZIP : AZ  85048


MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,864.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,925.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 89.96200

 ----------------------------------------------------------------------
00030637730     MORTGAGORS: SWIFT                LAWRENCE
                            SWIFT                CAROLINE
 REGION CODE    ADDRESS   : 24322 BELLERIVE CIRCLE
     01         CITY      : LAGUNA NIGUEL
                STATE/ZIP : CA  92677


MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,762.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030637771     MORTGAGORS: KEIZUR               JOHN
                            KEIZUR               KIMBERLY
 REGION CODE    ADDRESS   : 770 SOUTH EAST GLENWOOD COURT
     01         CITY      : PULLMAN
                STATE/ZIP : WA  99163


MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,870.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 71.34600

 ----------------------------------------------------------------------
00030637821     MORTGAGORS: LAMBERT              DAVID
                            LAMBERT              KATHLEEN
 REGION CODE    ADDRESS   : 7 FAIRVIEW AVENUE
     01         CITY      : ARLINGTON
                STATE/ZIP : MA  02174


MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    315,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,338.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 86.30100

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,600,000.00     P & I AMT:     12,280.03
UPB AMT:   1,599,682.57

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          176
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030638431     MORTGAGORS: MC CARTHY            THOMAS
                            MC CARTHY            SANDRA
 REGION CODE    ADDRESS   : 30 NAVAJO PLACE
     01         CITY      : PORTOLA VALLEY
                STATE/ZIP : CA  94028


MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    649,616.24  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,055.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 65.98900

 ----------------------------------------------------------------------
00030638480     MORTGAGORS: FINUCCIO             MICHAEL
                            ROSELLO              PATRICIA
 REGION CODE    ADDRESS   : 5891 SW 132ND TERRACE
     01         CITY      : MIAMI
                STATE/ZIP : FL  33156


MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    343,791.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,645.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030638555     MORTGAGORS: HAMLETT              NANCY
                            HAZKELL              RICHARD
 REGION CODE    ADDRESS   : 421 WEST BAUGHMAN AVENUE
     01         CITY      : CLAREMONT
                STATE/ZIP : CA  91711


MORTGAGE AMOUNT :   277,850.00  OPTION TO CONVERT :
UNPAID BALANCE :    277,690.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,185.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.99100

 ----------------------------------------------------------------------
00030638563     MORTGAGORS: HAWBAKER             DONALD
                            HAWBAKER             DIANA
 REGION CODE    ADDRESS   : 1404 BRIGHTON COURT
     01         CITY      : SOUTHLAKE
                STATE/ZIP : TX  76092


MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    307,827.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,450.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 89.97900

 ----------------------------------------------------------------------
00030638621     MORTGAGORS: CAPECE               CARY
                            CAPECE               DULCE
 REGION CODE    ADDRESS   : 75 CALLA LILLY COURT
     01         CITY      : RENO
                STATE/ZIP : NV  89511


MORTGAGE AMOUNT :   268,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,090.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030638746     MORTGAGORS: KONTZAMANYS          GEORGE
                            KONTZAMANYS          KRISTA
 REGION CODE    ADDRESS   : 16 DEBOW DRIVE
     01         CITY      : MILLSTONE
                STATE/ZIP : NJ  07726


MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,833.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,627.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 62.16200

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,078,650.00     P & I AMT:     16,055.78
UPB AMT:   2,077,558.84

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          177
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030638803     MORTGAGORS: MOSSER               LARRY
                            MOSSER               MARY
 REGION CODE    ADDRESS   : 6212 FOXCROFT AVE
     01         CITY      : LAS VEGAS
                STATE/ZIP : NV  89108


MORTGAGE AMOUNT :   210,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    210,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,652.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 89.98700

 ----------------------------------------------------------------------
00030638829     MORTGAGORS: HEAD                 ROBERT
                            HEAD                 JAMIE
 REGION CODE    ADDRESS   : 4553 PECAN CREEK DR
     01         CITY      : MIDLOTHIAN
                STATE/ZIP : TX  76065


MORTGAGE AMOUNT :   230,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,950.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,858.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 89.98900

 ----------------------------------------------------------------------
00030638845     MORTGAGORS: COOPER               STANLEY
                            FLOWERS-COOPER       VICTORIA
 REGION CODE    ADDRESS   : 22653 INDIAN SPRINGS ROAD
     01         CITY      : SALINAS
                STATE/ZIP : CA  93908


MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,865.74  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,641.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030638902     MORTGAGORS: HARVEY               RICHARD
                            HARVEY               JAYNE
 REGION CODE    ADDRESS   : 38 HEDGEBROOK WAY
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78738


MORTGAGE AMOUNT :   218,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,718.95  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030638944     MORTGAGORS: RANDOLPH             JEFF
                            RANDOLPH             CHARLOTTE
 REGION CODE    ADDRESS   : 7545 MALABAR LANE
     01         CITY      : DALLAS
                STATE/ZIP : TX  75230


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,253.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 92.73500

 ----------------------------------------------------------------------
00030639900     MORTGAGORS: COOVER               THOMAS
                            VERNON               J
 REGION CODE    ADDRESS   : 10412 CANTERLOPE ROAD
     01         CITY      : PETERSBURG
                STATE/ZIP : VA  23805


MORTGAGE AMOUNT :   319,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    318,694.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,511.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/06/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 78.82700

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,494,700.00     P & I AMT:     11,636.43
UPB AMT:   1,494,010.66

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          178
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030639918     MORTGAGORS: PRICE                ROBERT
                            PRICE                PATRICIA
 REGION CODE    ADDRESS   : LOT 55, SEC 3 WHISPERING WOODS
     01         CITY      : PRINCE FREDERICK
                STATE/ZIP : MD  20678


MORTGAGE AMOUNT :   230,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,370.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,833.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 87.80900

 ----------------------------------------------------------------------
00030640130     MORTGAGORS: DEBLOIS              DENNIS
                            DEBLOIS              BOBBIE
 REGION CODE    ADDRESS   : 6534 ETIWANDA AVE
     01         CITY      : RANCHO CUCAMONGA
                STATE/ZIP : CA  91739


MORTGAGE AMOUNT :   252,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    252,123.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,030.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030640155     MORTGAGORS: NGUYEN               NGOC
                            VO                   MIMI
 REGION CODE    ADDRESS   : 6355 HEMATITE COURT
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95135


MORTGAGE AMOUNT :   344,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    344,300.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,526.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.99900

 ----------------------------------------------------------------------
00030640379     MORTGAGORS: JONES                JOHNNY
                            LUM                  RENEE
 REGION CODE    ADDRESS   : 16732 COWELL ST
     01         CITY      : SAN LEANDRO
                STATE/ZIP : CA  94578


MORTGAGE AMOUNT :   220,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,753.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030640403     MORTGAGORS: YAWN                 WILLIAM
                            YAWN                 KACEY
 REGION CODE    ADDRESS   : 2880 BRITTANIA COURT
     01         CITY      : RENO
                STATE/ZIP : NV  89523


MORTGAGE AMOUNT :   222,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    222,250.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,748.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 94.99900

 ----------------------------------------------------------------------
00030640437     MORTGAGORS: NORIEGA              FLORENTINO
                            NORIEGA              DORIS
 REGION CODE    ADDRESS   : 2597 WEST FIR AVENUE
     01         CITY      : FRESNO
                STATE/ZIP : CA  93711


MORTGAGE AMOUNT :   238,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,833.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,508,250.00     P & I AMT:     11,726.35
UPB AMT:   1,507,844.00

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          179
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030640445     MORTGAGORS: KROZEK               DENNIS
                            KROZEK               VIRGINIA
 REGION CODE    ADDRESS   : 45872 LATHUM DRIVE
     01         CITY      : NOVI
                STATE/ZIP : MI  48374


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,719.31  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,710.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 71.42800

 ----------------------------------------------------------------------
00030640452     MORTGAGORS: SNOW                 CRAIG
                            SNOW                 LESLIE
 REGION CODE    ADDRESS   : 1507 VALLEYWOOD TRAIL
     01         CITY      : MANSFIELD
                STATE/ZIP : TX  76063


MORTGAGE AMOUNT :   264,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,300.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,962.43  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 89.99600

 ----------------------------------------------------------------------
00030640460     MORTGAGORS: KAN                  STEPHEN
                            KAN                  RONI
 REGION CODE    ADDRESS   : 24020 MARIANO STREET
     01         CITY      : WOODLAND HILLS
                STATE/ZIP : CA  91367


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,944.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.64300

 ----------------------------------------------------------------------
00030640478     MORTGAGORS: MYERS                TIMOTHY
                            MYERS                CATHERINE
 REGION CODE    ADDRESS   : 277 COVE DRIVE
     01         CITY      : LUSBY
                STATE/ZIP : MD  20657


MORTGAGE AMOUNT :   298,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    298,100.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,292.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 85.18600

 ----------------------------------------------------------------------
00030641062     MORTGAGORS: BUTTERBAUGH          JEFFREY
                            BUTTERBAUGH          DONNA
 REGION CODE    ADDRESS   : 8197 HOGAN WAY
     01         CITY      : EDEN PRAIRIE
                STATE/ZIP : MN  55347


MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,855.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 89.85200

 ----------------------------------------------------------------------
00030641245     MORTGAGORS: WEDEMEIER            STEVEN
                            WEDEMEIER            KIMBERLY
 REGION CODE    ADDRESS   : 13776 PEREGRINE CIRCLE
     01         CITY      : SHAKOPEE
                STATE/ZIP : MN  55379


MORTGAGE AMOUNT :   227,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,750.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 89.99600

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,503,500.00     P & I AMT:     11,514.29
UPB AMT:   1,503,219.31

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          180
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030641252     MORTGAGORS: PETERSON             BOBBY
                            PETERSON             YEN
 REGION CODE    ADDRESS   : 11218 VALLEY OAK DRIVE
     01         CITY      : OAKDALE
                STATE/ZIP : CA  95361


MORTGAGE AMOUNT :   322,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    322,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,451.23  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 78.65800

 ----------------------------------------------------------------------
00030642144     MORTGAGORS: BISSELL              BRETT
                            BISSELL              KIMBERLY
 REGION CODE    ADDRESS   : 14 BLUE JAY DRIVE
     01         CITY      : ALISO VIEJO (AREA)
                STATE/ZIP : CA  92656


MORTGAGE AMOUNT :   246,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,400.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,872.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030642169     MORTGAGORS: ETGEN                ANNE
                            KIEBER               GREGORY
 REGION CODE    ADDRESS   : 62 BRIARWOODS TRAIL
     01         CITY      : STAMFORD
                STATE/ZIP : CT  06903


MORTGAGE AMOUNT :   378,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    378,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,844.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030642292     MORTGAGORS: DEMYAN               LESLIE
                            TRAVELBEE            ALAN
 REGION CODE    ADDRESS   : 5044 CHERRY BLOSSOM CIRCLE
     01         CITY      : WEST BLOOMFIELD
                STATE/ZIP : MI  48324


MORTGAGE AMOUNT :   231,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,817.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.93000

 ----------------------------------------------------------------------
00030642409     MORTGAGORS: DALTON               HOWELL

 REGION CODE    ADDRESS   : 714 MCCALLIE FERRY ROAD
     01         CITY      : SODDY DAISY
                STATE/ZIP : TN  37379


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,863.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,730.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030642425     MORTGAGORS: LAPKOFF              JAMES

 REGION CODE    ADDRESS   : 885 CRESTVIEW CIRCLE
     01         CITY      : FORT LAUDERDALE
                STATE/ZIP : FL  33327


MORTGAGE AMOUNT :   218,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,124.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,716.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.99400

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,621,750.00     P & I AMT:     12,432.67
UPB AMT:   1,621,488.13

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          181
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030642532     MORTGAGORS: MARTIN               MATTHEW
                            MARTIN               PATRICIA
 REGION CODE    ADDRESS   : 13623 CANADA DEL OSO PLACE NE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87111


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,821.45  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,103.55  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 28.00000

 ----------------------------------------------------------------------
00030642565     MORTGAGORS: CARR                 CHRISTINE
                            CARR                 CHRISTOPHER
 REGION CODE    ADDRESS   : 27 ELSINORE STREET
     01         CITY      : CONCORD
                STATE/ZIP : MA  01742


MORTGAGE AMOUNT :   237,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    237,266.90  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,888.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 94.99800

 ----------------------------------------------------------------------
00030642581     MORTGAGORS: FERGUSON             BRIAN

 REGION CODE    ADDRESS   : 1460 ROSE VILLA STREET
     01         CITY      : PASADENA
                STATE/ZIP : CA  91106


MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    312,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,289.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030642615     MORTGAGORS: ELLIS                ROBERT
                            MARSHALL             SUZANNE
 REGION CODE    ADDRESS   : 6567 WINTERSET WAY
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95120


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,177.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030642649     MORTGAGORS: LUKEHART             SCOTT
                            LUKEHART             LESLIE
 REGION CODE    ADDRESS   : 6573 EAST DUTCH CREEK STREET
     01         CITY      : HIGHLANDS RANCH
                STATE/ZIP : CO  80126


MORTGAGE AMOUNT :   217,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    217,550.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,634.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030642698     MORTGAGORS: ORAM                 DOUGLAS
                            ORAM                 NATHALIE
 REGION CODE    ADDRESS   : 2331 TROTTER WAY
     01         CITY      : WALNUT CREEK
                STATE/ZIP : CA  94596


MORTGAGE AMOUNT :   311,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    311,950.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,343.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.99743

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,638,900.00     P & I AMT:     12,437.56
UPB AMT:   1,638,588.35

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          182
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030642771     MORTGAGORS: MISCHKA              JEFFREY
                            MISCHKA              LINDA
 REGION CODE    ADDRESS   : 125 MRACK ROAD
     01         CITY      : DANVILLE
                STATE/ZIP : CA  94506


MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    440,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,228.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030644249     MORTGAGORS: CALLAHAN             JAMES

 REGION CODE    ADDRESS   : 1462 BROMLEY DRIVE
     01         CITY      : SNELLVILLE
                STATE/ZIP : GA  30278


MORTGAGE AMOUNT :   262,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    262,602.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,090.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 89.99800

 ----------------------------------------------------------------------
00030644322     MORTGAGORS: MIGL                 STANLEY
                            TURNER               GREGORY
 REGION CODE    ADDRESS   : 1746 LOCKHILL SELMA
     01         CITY      : SAN ANTONIO
                STATE/ZIP : TX  78213


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,182.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 87.91200

 ----------------------------------------------------------------------
00030644355     MORTGAGORS: MCCUNE               DANIEL
                            MCCUNE               JULIE
 REGION CODE    ADDRESS   : 1507 SHOOTING STAR DR
     01         CITY      : GOLDEN
                STATE/ZIP : CO  80401


MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    253,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,878.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 76.66600

 ----------------------------------------------------------------------
00030644389     MORTGAGORS: BAUER                DAVID
                            BECHTEL              KARL
 REGION CODE    ADDRESS   : 1006 ESCALONA DRIVE
     01         CITY      : SANTA CRUZ
                STATE/ZIP : CA  95060


MORTGAGE AMOUNT :   223,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,600.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,660.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030644447     MORTGAGORS: PANLILIO             SALVADOR
                            PANLILIO             REMEDIOS
 REGION CODE    ADDRESS   : 3260 MARINA DRIVE
     01         CITY      : MARINA
                STATE/ZIP : CA  93933


MORTGAGE AMOUNT :   284,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    284,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,212.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 94.99100

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,863,850.00     P & I AMT:     14,253.26
UPB AMT:   1,863,702.70

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          183
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030644553     MORTGAGORS: BANKS                ANDREW
                            BANKS                KAREN
 REGION CODE    ADDRESS   : 22681 MAPLEWOOD
     01         CITY      : MISSION VIEJO
                STATE/ZIP : CA  92692


MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    283,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,205.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030645295     MORTGAGORS: CLEMENT              RANDALL
                            CLEMENT              TERRI
 REGION CODE    ADDRESS   : 6726 POLEY CREEK DRIVE EAST
     01         CITY      : LAKELAND
                STATE/ZIP : FL  33811


MORTGAGE AMOUNT :   238,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,700.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,793.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.30200

 ----------------------------------------------------------------------
00030645303     MORTGAGORS: WALKER               DAVID
                            WALKER               SUSAN
 REGION CODE    ADDRESS   : 150 RIVERVIEW RD LOT # 38
     01         CITY      : GLASTONBURY
                STATE/ZIP : CT  06033


MORTGAGE AMOUNT :   262,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    262,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,014.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 71.78000

 ----------------------------------------------------------------------
00030645337     MORTGAGORS: TARVIN               MICHAEL
                            TARVIN               DIANA
 REGION CODE    ADDRESS   : 140 WINFIELD DRIVE
     01         CITY      : HAMPDEN TOWNSHIP
                STATE/ZIP : PA  17011


MORTGAGE AMOUNT :   255,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,550.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,987.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030645352     MORTGAGORS: GONICK               LEV
                            GONICK               BARBARA
 REGION CODE    ADDRESS   : 2417 BONNIE BRAE AVE
     01         CITY      : CLAREMONT
                STATE/ZIP : CA  91711


MORTGAGE AMOUNT :   253,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    253,653.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,996.65  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
00030645378     MORTGAGORS: MAHER                DAVID
                            MAHER                KATHRYN
 REGION CODE    ADDRESS   : 477 ELDER LANE
     01         CITY      : WINNETKA
                STATE/ZIP : IL  60093


MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    314,799.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,366.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,608,550.00     P & I AMT:     12,363.66
UPB AMT:   1,608,203.12

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          184
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030645428     MORTGAGORS: HUERTA               HECTOR
                            HUERTA               SYLVIA
 REGION CODE    ADDRESS   : 2038 BOBTAIL CIRCLE
     01         CITY      : HENDERSON
                STATE/ZIP : NV  89012


MORTGAGE AMOUNT :   210,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    210,250.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,598.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 94.98700

 ----------------------------------------------------------------------
00030645444     MORTGAGORS: CORBIN               SAMUEL
                            CORBIN               PAMELA
 REGION CODE    ADDRESS   : 8086 CANYON CREEK CIRCLE
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94588


MORTGAGE AMOUNT :   245,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    245,550.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,844.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.99600

 ----------------------------------------------------------------------
00030645493     MORTGAGORS: SHAUGHNESSY          CHARLES
                            SHAUGHNESSY          MARY
 REGION CODE    ADDRESS   : 750 EAST DESERT FLOWER LANE
     01         CITY      : PHOENIX
                STATE/ZIP : AZ  85048


MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,989.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.92300

 ----------------------------------------------------------------------
00030646137     MORTGAGORS: MOONEY               GITA
                            MOONEY               VILLY
 REGION CODE    ADDRESS   : 1704 MONTICELLO ROAD
     01         CITY      : SAN MATEO
                STATE/ZIP : CA  94402


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,944.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 71.62100

 ----------------------------------------------------------------------
00030646624     MORTGAGORS: MINEAR               KENNETH
                            MINEAR               DENIESE
 REGION CODE    ADDRESS   : 1088 WARRINGTON CT
     01         CITY      : BRENTWOOD
                STATE/ZIP : TN  37027


MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    310,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,411.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 66.66600

 ----------------------------------------------------------------------
00030646632     MORTGAGORS: CRANE                STEVEN
                            SLOSS                KATHERINE
 REGION CODE    ADDRESS   : LOCUST GROVE ROAD
     01         CITY      : HENDERSONVILLE
                STATE/ZIP : NC  28792


MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,362.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,876.29  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 72.16300

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,537,300.00     P & I AMT:     11,664.62
UPB AMT:   1,537,162.78

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          185
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030646657     MORTGAGORS: PEHOUSHEK            JOSEPH
                            PEHOUSHEK            CAROLE
 REGION CODE    ADDRESS   : 313 PORTOFINO DRIVE
     01         CITY      : PUNTA GORDA
                STATE/ZIP : FL  33950


MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,941.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030646673     MORTGAGORS: BEACH                DAVID

 REGION CODE    ADDRESS   : 813 KILLEGRAY RIDGE
     01         CITY      : BALD HEAD ISLAND
                STATE/ZIP : NC  28461


MORTGAGE AMOUNT :   414,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    414,350.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,186.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.77000

 ----------------------------------------------------------------------
00030646756     MORTGAGORS: ARNAOUT              IBRAHIM
                            ARNAOUT              DIMITRA
 REGION CODE    ADDRESS   : 914 VISTA POINTE DR
     01         CITY      : SAN RAMON
                STATE/ZIP : CA  94583


MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    232,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,763.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030646822     MORTGAGORS: KERESEY              JAMES
                            KERESEY              ANNE
 REGION CODE    ADDRESS   : 310 LAKE FOREST DRIVE
     01         CITY      : FREDERICKSBURG
                STATE/ZIP : VA  22406


MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    292,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,219.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030646848     MORTGAGORS: MASCARIN             DAVID
                            MASCARIN             MARY
 REGION CODE    ADDRESS   : 21 LUSITANO
     01         CITY      : COTO DE CAZA
                STATE/ZIP : CA  92679


MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    375,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,784.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 54.58500

 ----------------------------------------------------------------------
00030647697     MORTGAGORS: DAWE                 PAUL
                            CHAMPION-DAWE        SUSAN
 REGION CODE    ADDRESS   : 9540 BURGESS ROAD
     01         CITY      : COLORADO SPRINGS
                STATE/ZIP : CO  80908


MORTGAGE AMOUNT :   240,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,300.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,869.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,797,650.00     P & I AMT:     13,763.56
UPB AMT:   1,797,650.00

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          186
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030647895     MORTGAGORS: ORAVEC               JOHN
                            ORAVEC               SHERRY
 REGION CODE    ADDRESS   : 8117 GOTHIC AVENUE
     01         CITY      : LAS VEGAS
                STATE/ZIP : NV  89117


MORTGAGE AMOUNT :   278,550.00  OPTION TO CONVERT :
UNPAID BALANCE :    278,550.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,266.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.12500  PRODUCT CODE      :   002
LTV :                 89.99912

 ----------------------------------------------------------------------
00030647911     MORTGAGORS: SIEN                 ANDY
                            CHAN                 CAROL
 REGION CODE    ADDRESS   : 1017 SOUTH 5TH AVENUE
     01         CITY      : ARCADIA
                STATE/ZIP : CA  91006


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,750.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 72.58000

 ----------------------------------------------------------------------
00030647937     MORTGAGORS: MORGAN               GREGORY
                            MORGAN               DONDA
 REGION CODE    ADDRESS   : 3010 EUCLID AVE
     01         CITY      : TAMPA
                STATE/ZIP : FL  33611


MORTGAGE AMOUNT :   242,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,250.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,949.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030647960     MORTGAGORS: ALMADA               A.
                            FELIX - ALMADA       CRISTINA
 REGION CODE    ADDRESS   : 11020 SEVEN PINES DRIVE
     01         CITY      : RANCHO CUCAMONGA
                STATE/ZIP : CA  91737


MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,762.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
00030648182     MORTGAGORS: WALTERS              GREGORY
                            WALTERS              SARA
 REGION CODE    ADDRESS   : 3655 TRINITY DRIVE
     01         CITY      : ALEXANDRIA
                STATE/ZIP : VA  22304


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 91.99600

 ----------------------------------------------------------------------
00030648190     MORTGAGORS: ZAENGER              DENNIS
                            ZAENGER              EILEEN
 REGION CODE    ADDRESS   : 709 POPLAR DRIVE
     01         CITY      : FALLS CHURCH
                STATE/ZIP : VA  22046


MORTGAGE AMOUNT :   223,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,657.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,493,000.00     P & I AMT:     11,718.44
UPB AMT:   1,493,000.00

1GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG0004961430  00 01
                                               PAGE:          187
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0----------------------------------------------------------------------
00030648240     MORTGAGORS: GRACIS               GERALD
                            GRACIS               MARION
 REGION CODE    ADDRESS   : 7 HEATHERWOOD
     01         CITY      : TRABUCO
                STATE/ZIP : CA  92679


MORTGAGE AMOUNT :   258,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    258,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,989.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 75.00000

 ----------------------------------------------------------------------
00030648257     MORTGAGORS: DONOVAN              GARY
                            DONOVAN              LEISA
 REGION CODE    ADDRESS   : 1208 SATURN STREET
     01         CITY      : CAMARILLO
                STATE/ZIP : CA  93010


MORTGAGE AMOUNT :   213,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,662.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 95.00000

 ----------------------------------------------------------------------
00030648273     MORTGAGORS: CHRISTENSON          JEAN

 REGION CODE    ADDRESS   : 4715 PARKSIDE COURT
     01         CITY      : ANN ARBOR
                STATE/ZIP : MI  48105


MORTGAGE AMOUNT :   218,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,715.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 84.82400

 ----------------------------------------------------------------------
00030648299     MORTGAGORS: SEVERTSON            S
                            SEVERTSON            NANCY
 REGION CODE    ADDRESS   : 1821 49TH ST CT NW
     01         CITY      : GIG HARBOR
                STATE/ZIP : WA  98335


MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    282,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,118.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.99000

 ----------------------------------------------------------------------
00030648315     MORTGAGORS: WAN                  ROBERT
                            WAN                  YEPING
 REGION CODE    ADDRESS   : 323 WARREN WAY
     01         CITY      : ARCADIA
                STATE/ZIP : CA  91007


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,999.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 55.02600

 ----------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    5
LOAN AMT:   1,232,500.00     P & I AMT:      9,484.86
UPB AMT:   1,232,500.00
0                TOTAL      NUM OF LOANS: 1121
LOAN AMT: 325,724,317.26     P & I AMT:  2,501,309.39
UPB AMT: 325,387,265.21


1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:       1
 CHERRY HILL, N.J. 08034
 (800) 257-7818
0--------------------------------------------------------------------
00006967004     MORTGAGORS: BALDWIN              JOHN
                            HUDDLESTON           DEBRA
 REGION CODE    ADDRESS   : 1467 SILO ROAD
     00         CITY      : YARDLEY
                STATE/ZIP : PA  19067


MORTGAGE AMOUNT :   316,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,935.10  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,166.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/09
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00007112279     MORTGAGORS: DOUGLAS              HAROLD
                            DOUGLAS              JOANNE
 REGION CODE    ADDRESS   : 114-116 DOREMUS AVENUE
     00         CITY      : RIDGEWOOD VILLAGE
                STATE/ZIP : NJ  07450


MORTGAGE AMOUNT :   230,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,818.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,152.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 73.15873

 --------------------------------------------------------------------
00007155831     MORTGAGORS: MORALES DEL CASTILL  OSVALDO
                            MORALES DEL CASTILL  JOSEFA
 REGION CODE    ADDRESS   : 6370 MARK LANE
     00         CITY      : FORT MYERS
                STATE/ZIP : FL  33912


MORTGAGE AMOUNT :   208,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    208,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,874.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
LTV :                 73.93617

 --------------------------------------------------------------------
00007219868     MORTGAGORS: LEE                  SIMOND
                            LEE                  WON
 REGION CODE    ADDRESS   : 1851 PACIFIC AVENUE
     00         CITY      : NORCO
                STATE/ZIP : CA  91760


MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    281,275.48  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,771.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00007341530     MORTGAGORS: HEARST               GARRISON

 REGION CODE    ADDRESS   : 1003 TULLAMORE PLACE
     01         CITY      : ALPHARETTA
                STATE/ZIP : GA  30202


MORTGAGE AMOUNT :   637,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    621,419.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,819.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/11
CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00007345119     MORTGAGORS: PIERCE               JEFFREY
                            PIERCE               JANET
 REGION CODE    ADDRESS   : 11471 MOUNTAIN LAKE DRIVE
     00         CITY      : ANCHORAGE
                STATE/ZIP : AK  99516


MORTGAGE AMOUNT :   456,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    453,710.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,104.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
LTV :                 61.70270

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,133,350.00     P & I AMT:     19,887.59
UPB AMT:   2,055,659.42

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:       2
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007362262     MORTGAGORS: COLEMAN              LARUE
                            COLEMAN              BEVERLY
 REGION CODE    ADDRESS   : 11 WEST RIVERCREST DRIVE
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77042


MORTGAGE AMOUNT :   393,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    383,982.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,676.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   01/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007364805     MORTGAGORS: KLEIN                DAVID
                            KLEIN                JUDY
 REGION CODE    ADDRESS   : 1962 JULIAN LANE
     00         CITY      : MERRICK
                STATE/ZIP : NY  11566


MORTGAGE AMOUNT :    64,950.00  OPTION TO CONVERT :
UNPAID BALANCE :     64,729.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :       552.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      6.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      6.12500  PRODUCT CODE      :   002
LTV :                 18.19300

 --------------------------------------------------------------------
00007389935     MORTGAGORS: FINELLI              MARK
                            FINELLI              LAUREN
 REGION CODE    ADDRESS   : 35 OLD REPUBLIC LANE
     00         CITY      : MARLTON
                STATE/ZIP : NJ  08053


MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,662.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,971.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
LTV :                 87.09600

 --------------------------------------------------------------------
00007428451     MORTGAGORS: SOUTH                FRANK
                            SOUTH                MARGARET
 REGION CODE    ADDRESS   : 630    HILLSIDE TERRACE
     01         CITY      : PASADENA
                STATE/ZIP : CA  91105


MORTGAGE AMOUNT :   965,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    951,173.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     9,361.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   015
LTV :                 74.23077

 --------------------------------------------------------------------
00007446123     MORTGAGORS: VELOSO               PACIANO
                            VELOSO               EZRA
 REGION CODE    ADDRESS   : 9351 MARGAIL COURT
     01         CITY      : DES PLAINES
                STATE/ZIP : IL  60016


MORTGAGE AMOUNT :   226,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,229.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,213.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 69.69200

 --------------------------------------------------------------------
00007450000     MORTGAGORS: DANTE                GEORGE
                            DANTE                ANN
 REGION CODE    ADDRESS   : 8 CENTERBOARD DRIVE
     00         CITY      : BERKELEY TWSP
                STATE/ZIP : NJ  08721


MORTGAGE AMOUNT :   228,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    227,968.13  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,251.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 73.74100

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,094,650.00     P & I AMT:     20,027.87
UPB AMT:   2,067,744.93

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:       3
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007451834     MORTGAGORS: CONEY                PONJOLA

 REGION CODE    ADDRESS   : 3316 PANTHER CREEK DRIVE
     01         CITY      : SPRINGFIELD
                STATE/ZIP : IL  62707


MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,593.28  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,405.95  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007455322     MORTGAGORS: BELL                 DAVID
                            BELL                 STACY
 REGION CODE    ADDRESS   : 1560 WOOD CREEK TRAIL
     00         CITY      : BARTLETT
                STATE/ZIP : IL  60103


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,910.43  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 55.55500

 --------------------------------------------------------------------
00007455652     MORTGAGORS: VEGA                 NICOLAS
                            VEGA                 LETICIA
 REGION CODE    ADDRESS   : 7612 BARBI LANE
     00         CITY      : LA PALMA
                STATE/ZIP : CA  90623


MORTGAGE AMOUNT :   204,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    203,421.47  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,981.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 94.97600

 --------------------------------------------------------------------
00007458532     MORTGAGORS: SOKOL                THOMAS
                            SOKOL                LENORE
 REGION CODE    ADDRESS   : 9855 SAN CIRCLE
     01         CITY      : BEVERLY HILLS
                STATE/ZIP : CA  90210


MORTGAGE AMOUNT :   750,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    723,578.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     7,276.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/10
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   015
LTV :                 75.37600

 --------------------------------------------------------------------
00007458649     MORTGAGORS: HART                 DWAYNE
                            HART                 MARY
 REGION CODE    ADDRESS   : 4119 PURDUE AVENUE
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77005


MORTGAGE AMOUNT :   218,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    216,058.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,151.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 94.18103

 --------------------------------------------------------------------
00007460496     MORTGAGORS: SODERLING            MICHAEL
                            SODERLING            CHRISTINE
 REGION CODE    ADDRESS   : 1 TIMBERLINE DRIVE
     01         CITY      : WEST BEND
                STATE/ZIP : WI  53095


MORTGAGE AMOUNT :   367,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    366,105.12  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,618.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,088,200.00     P & I AMT:     20,344.04
UPB AMT:   2,055,756.42

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:       4
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007462336     MORTGAGORS: FLORES               ELISEO
                            FLORES               LUCILA
 REGION CODE    ADDRESS   : 13 STAFF SARGEANT JAMES PARKER ROAD
     01         CITY      : BLAUVELT
                STATE/ZIP : NY  10913


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    287,203.95  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,836.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007464738     MORTGAGORS: NAQVI                JAFFAR
                            NAQVI                ZEHRA
 REGION CODE    ADDRESS   : 1 HANS VOGI DRIVE
     01         CITY      : FRANKLIN PARK
                STATE/ZIP : NJ  08823


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    247,935.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,480.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 35.71400

 --------------------------------------------------------------------
00007465602     MORTGAGORS: HOOTEN               JOHN
                            HOOTEN               JANET
 REGION CODE    ADDRESS   : 5 BURNING TREE RD
     01         CITY      : NEWPORT BEACH
                STATE/ZIP : CA  92677


MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    994,264.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     9,628.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   015
LTV :                 58.82353

 --------------------------------------------------------------------
00007469745     MORTGAGORS: HELMS                GEORGE
                            WEBER                LISA
 REGION CODE    ADDRESS   : 10530 SHELDON PARK WAY
     01         CITY      : ELK GROVE
                STATE/ZIP : CA  95624


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    277,529.38  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,655.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 78.21200

 --------------------------------------------------------------------
00007469778     MORTGAGORS: DAVIS                PHILLIP
                            DAVIS                PENNY
 REGION CODE    ADDRESS   : 41 MERRY LANE
     01         CITY      : WESTON
                STATE/ZIP : CT  06883


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,369.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,588.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 58.88600

 --------------------------------------------------------------------
00007469802     MORTGAGORS: KELLY                PHILLIP
                            KELLY                PAULA
 REGION CODE    ADDRESS   : 3306 HARRISON ST
     01         CITY      : WICHITA FALLS
                STATE/ZIP : TX  76308


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    267,669.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,599.78  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 72.97200

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,363,000.00     P & I AMT:     22,789.03
UPB AMT:   2,347,972.37

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:       5
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007469869     MORTGAGORS: VOSKERIJIAN          ZAREE
                            VOSKERIJIAN          KATHLEEN
 REGION CODE    ADDRESS   : 1022 MAPLE LANE
     01         CITY      : NEW HYDE PARK
                STATE/ZIP : NY  11040


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,632.79  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,518.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00007469877     MORTGAGORS: HANSEN               ROGER
                            HANSON               SANDRA
 REGION CODE    ADDRESS   : 5 LAKE TERRACE POINTE
     01         CITY      : VEDRA BEACH
                STATE/ZIP : FL  32082


MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    321,172.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,096.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 73.63600

 --------------------------------------------------------------------
00007469885     MORTGAGORS: WELDON               DON
                            WELDON               NANCY
 REGION CODE    ADDRESS   : 6018 CLUB OAKS PLACE
     01         CITY      : DALLAS
                STATE/ZIP : TX  75248


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    285,568.13  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,814.99  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00007469935     MORTGAGORS: FRECH                DEREK
                            FRECH                TERRY
 REGION CODE    ADDRESS   : 2205 CLARINDA AVE
     01         CITY      : WICHITA FALLS
                STATE/ZIP : TX  76308


MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    338,982.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,243.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00007470693     MORTGAGORS: SANTANA              MANUEL
                            SANTANA              ZILFA
 REGION CODE    ADDRESS   : 109 HAWTHORNE AVENUE
     10         CITY      : YONKERS
                STATE/ZIP : NY  10701


MORTGAGE AMOUNT :   173,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    170,957.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,640.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 88.71700

 --------------------------------------------------------------------
00007472038     MORTGAGORS: FRYE                 HAROLD

 REGION CODE    ADDRESS   : 4911 EAST COUNTY ROAD 200 SOUTH
     01         CITY      : DANVILLE
                STATE/ZIP : IN  46122


MORTGAGE AMOUNT :   236,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,747.17  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,944.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/06
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,615,250.00     P & I AMT:     16,259.42
UPB AMT:   1,601,060.69

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:       6
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007500796     MORTGAGORS: RASOULPOUR           MAJID
                            RASOULPOUR           MINA
 REGION CODE    ADDRESS   : 9 WENTWORTH PARK
     01         CITY      : FARMINGTON
                STATE/ZIP : CT  06032


MORTGAGE AMOUNT :   495,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    493,569.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,730.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 68.27500

 --------------------------------------------------------------------
00007500804     MORTGAGORS: WARNER               LINDA
                            HOJ                  KENNETH
 REGION CODE    ADDRESS   : 2020 SUMMIT AVENUE
     01         CITY      : SAINT PAUL
                STATE/ZIP : MN  55105


MORTGAGE AMOUNT :   242,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,610.74  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,352.60  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 69.28500

 --------------------------------------------------------------------
00007500812     MORTGAGORS: MARAZITA             ROSE
                            WAYNE                NEAL
 REGION CODE    ADDRESS   : 2 SCOY LANE
     01         CITY      : EAST HAMPTON
                STATE/ZIP : NY  11937


MORTGAGE AMOUNT :   433,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    431,200.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,396.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      9.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      9.00000  PRODUCT CODE      :   002
LTV :                 85.00000

 --------------------------------------------------------------------
00007500820     MORTGAGORS: SOMERALL             WILLIAM
                            SOMERALL             MARGARET
 REGION CODE    ADDRESS   : 2825 MONTEVALLO ROAD
     01         CITY      : MOUNTAIN BROOK
                STATE/ZIP : AL  35223


MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    389,726.79  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,746.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007500838     MORTGAGORS: BELL                 JOHN
                            BELL                 BEVERLY
 REGION CODE    ADDRESS   : 204 MUIRFIELD COURT
     01         CITY      : DUBLIN
                STATE/ZIP : GA  31021


MORTGAGE AMOUNT :   418,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    416,073.12  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,999.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00007500846     MORTGAGORS: HU                   WINSTON
                            HU                   INGLING
 REGION CODE    ADDRESS   : 225 TRAMINER COURT
     01         CITY      : FREMONT
                STATE/ZIP : CA  94539


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,293.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,425.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 49.50400

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,231,500.00     P & I AMT:     21,650.86
UPB AMT:   2,219,473.78

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:       7
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007500853     MORTGAGORS: ADLER                WILLIAM
                            ADLER                MARSHA
 REGION CODE    ADDRESS   : 395 HEDGEROW COURT
     01         CITY      : MOUNTAIN VIEW
                STATE/ZIP : CA  94041


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,142.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,888.65  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 61.22400

 --------------------------------------------------------------------
00007500861     MORTGAGORS: PRINCE               BRIAN
                            PRINCE               KERRI
 REGION CODE    ADDRESS   : 1900 MULHOLLAND DRIVE
     01         CITY      : OKLAHOMA CITY
                STATE/ZIP : OK  73003


MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    310,269.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,072.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007500879     MORTGAGORS: HAWTHORNE            ROBERT
                            HAWTHORNE            CHARLOTTE
 REGION CODE    ADDRESS   : 9650 ESTATE LANE
     01         CITY      : DALLAS
                STATE/ZIP : TX  75238


MORTGAGE AMOUNT :   231,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,420.84  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,231.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00007500895     MORTGAGORS: HASBUN               SALVADOR
                            HASBUN               SUSANA
 REGION CODE    ADDRESS   : 10490 NW 48 STREET
     01         CITY      : MIAMI
                STATE/ZIP : FL  33178


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    278,340.18  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,635.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 79.54700

 --------------------------------------------------------------------
00007500903     MORTGAGORS: SINHA                BINDESHWARI
                            SINHA                MANJU
 REGION CODE    ADDRESS   : 2241 SE MILL CREEK CIRCLE
     01         CITY      : OCALA
                STATE/ZIP : FL  34471


MORTGAGE AMOUNT :   215,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,838.82  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,040.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 89.62500

 --------------------------------------------------------------------
00007500911     MORTGAGORS: HETZER               GREGORY
                            STOCKMAR             KRISTIN
 REGION CODE    ADDRESS   : 2135 WEST PASEO DEL MAR
     01         CITY      : SAN PEDRO
                STATE/ZIP : CA  90732


MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    318,144.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,058.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,658,850.00     P & I AMT:     15,926.31
UPB AMT:   1,650,155.87

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:       8
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007500937     MORTGAGORS: SCHIFF               JON
                            SCHIFF               LINDA
 REGION CODE    ADDRESS   : 305 HARBOR PLACE
     01         CITY      : KEY WEST
                STATE/ZIP : FL  33040


MORTGAGE AMOUNT :   371,100.00  OPTION TO CONVERT :
UNPAID BALANCE :    370,096.99  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,708.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 69.36400

 --------------------------------------------------------------------
00007500945     MORTGAGORS: LAGUNA               JOSEPH
                            LAGUNA               LINDA
 REGION CODE    ADDRESS   : 1630 POND VIEW COURT
     01         CITY      : PALM HARBOR
                STATE/ZIP : FL  34683


MORTGAGE AMOUNT :   265,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,466.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,611.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 78.92800

 --------------------------------------------------------------------
00007503097     MORTGAGORS: JACKSON              MARK

 REGION CODE    ADDRESS   : 17 WINMERE PLACE
     01         CITY      : DIX HILLS
                STATE/ZIP : NY  11746


MORTGAGE AMOUNT :   242,450.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,680.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,352.11  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 74.60000

 --------------------------------------------------------------------
00007503105     MORTGAGORS: KATZMAN              JAMES
                            KATZMAN              SYLVIA
 REGION CODE    ADDRESS   : 1289 PINNACLE DRIVE UNIT 74
     01         CITY      : PARK CITY
                STATE/ZIP : UT  84060


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,679.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
LTV :                 67.00100

 --------------------------------------------------------------------
00007503113     MORTGAGORS: TRAHAN               DAVID
                            TRAHAN               ALEXIS
 REGION CODE    ADDRESS   : 3138 ST. ANDREWS DRIVE
     01         CITY      : LAKE CHARLES
                STATE/ZIP : LA  70605


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    223,014.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,134.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 74.38000

 --------------------------------------------------------------------
00007503121     MORTGAGORS: KRAMER               TRACY

 REGION CODE    ADDRESS   : 15 CROATAN TRAIL
     01         CITY      : HENRICO
                STATE/ZIP : NC  27842


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,917.62  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,238.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,739,750.00     P & I AMT:     16,724.65
UPB AMT:   1,731,176.80

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:       9
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007503139     MORTGAGORS: SCHUBERT             ALAN

 REGION CODE    ADDRESS   : 21 BETSY GAP RD
     01         CITY      : CLYDE
                STATE/ZIP : NC  28721


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    347,947.90  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,319.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 72.16400

 --------------------------------------------------------------------
00007503147     MORTGAGORS: HALL                 DANNY
                            HALL                 KARA
 REGION CODE    ADDRESS   : 8205 HIGH HAMPTON CHASE
     01         CITY      : ALPHARETTA
                STATE/ZIP : GA  30202


MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    265,583.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,503.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007503154     MORTGAGORS: PERSON               MATT

 REGION CODE    ADDRESS   : 116 EASTGREEN DR
     01         CITY      : CHAPEL HILL
                STATE/ZIP : NC  27516


MORTGAGE AMOUNT :   246,420.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,991.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,354.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 89.99900

 --------------------------------------------------------------------
00007503162     MORTGAGORS: HALL                 MICHAEL
                            HALL                 CHRIS
 REGION CODE    ADDRESS   : 408 TARPON
     01         CITY      : FRIPP ISLAND
                STATE/ZIP : SC  29928


MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    356,823.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,414.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007503170     MORTGAGORS: BROWN                RAEFORD
                            BROWN                CATHY
 REGION CODE    ADDRESS   : 20 FONTENAY CIRCLE
     01         CITY      : LITTLE ROCK
                STATE/ZIP : AR  72211


MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    372,849.25  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,610.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 78.12500

 --------------------------------------------------------------------
00007503188     MORTGAGORS: HA                   CHUCK
                            HA                   NINA
 REGION CODE    ADDRESS   : 13336 DEERBROOK DRIVE
     01         CITY      : POTOMAC
                STATE/ZIP : MD  20854


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    277,419.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,575.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
LTV :                 64.08000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,879,420.00     P & I AMT:     17,778.99
UPB AMT:   1,865,614.03

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      10
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007503196     MORTGAGORS: THOMPSON             GEORGE
                            THOMPSON             PAULETTE
 REGION CODE    ADDRESS   : 106 WILSHIRE BOULEVARD
     01         CITY      : ECLECTIC
                STATE/ZIP : AL  36024


MORTGAGE AMOUNT :   226,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,215.24  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,197.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00007503204     MORTGAGORS: GRANDFIELD           WALTER

 REGION CODE    ADDRESS   : 1126 W GLENHAVEN DRIVE
     01         CITY      : PHOENIX
                STATE/ZIP : AZ  85045


MORTGAGE AMOUNT :   247,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,049.99  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,242.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
LTV :                 79.98700

 --------------------------------------------------------------------
00007503212     MORTGAGORS: D'HUYVETTER          PAUL
                            D'HUYVETTER          JULIE
 REGION CODE    ADDRESS   : 1904 ESSEX DR
     01         CITY      : DALTON
                STATE/ZIP : GA  30720


MORTGAGE AMOUNT :   243,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    242,811.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,362.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007503220     MORTGAGORS: MOSKOW               JOHN
                            MOSKOW               ELAINE
 REGION CODE    ADDRESS   : 2201 PLUMBROOK DRIVE
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78746


MORTGAGE AMOUNT :   273,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    271,011.75  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,634.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007503238     MORTGAGORS: PLUMMER              GARY
                            PLUMMER              LEIGH-ANNA
 REGION CODE    ADDRESS   : 1171 LA ROCHELLE TERRACE #G
     01         CITY      : SUNNYVALE
                STATE/ZIP : CA  94089


MORTGAGE AMOUNT :   241,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,909.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,326.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007503246     MORTGAGORS: LALLAS               TOM

 REGION CODE    ADDRESS   : 3290 HUTTON DRIVE
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  90210


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,880.56  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 40.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,632,800.00     P & I AMT:     15,643.85
UPB AMT:   1,625,998.26

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      11
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007503253     MORTGAGORS: MANGIARACINA         ANTHONY
                            MANGIARACINA         KRISTINA
 REGION CODE    ADDRESS   : 12 PETER COURT
     01         CITY      : ST JAMES
                STATE/ZIP : NY  11780


MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,826.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,379.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00007503261     MORTGAGORS: WEIK                 DOUGLAS
                            FAVOLA               BARBARA
 REGION CODE    ADDRESS   : 2319 NORTH 18TH STREET
     01         CITY      : ARLINGTON
                STATE/ZIP : VA  22201


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,260.07  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,271.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 62.16700

 --------------------------------------------------------------------
00007503279     MORTGAGORS: ELLIOTT              LARRY
                            ELLIOTT              JANET
 REGION CODE    ADDRESS   : 105 CREEKWOOD CT
     01         CITY      : SOUTHLAKE
                STATE/ZIP : TX  76092


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,293.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,425.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 54.34700

 --------------------------------------------------------------------
00007503295     MORTGAGORS: JACKSON              MARK

 REGION CODE    ADDRESS   : 31 FALCON HILLS DRIVE
     01         CITY      : LITTLETON
                STATE/ZIP : CO  80126


MORTGAGE AMOUNT :   310,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    309,522.68  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,011.32  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007503303     MORTGAGORS: ROTH                 CHERYL
                            ROTH                 GEORGE
 REGION CODE    ADDRESS   : 8831 GLADLEA DRIVE
     01         CITY      : ST LOUIS
                STATE/ZIP : MO  63127


MORTGAGE AMOUNT :   213,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    210,959.13  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,629.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/06
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 53.31200

 --------------------------------------------------------------------
00007503311     MORTGAGORS: FULLER               NED
                            FULLER               SANDRA
 REGION CODE    ADDRESS   : 17 HIGHCROFT WAY U-17
     01         CITY      : HOPKINTON
                STATE/ZIP : MA  01748


MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,290.27  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,178.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 79.66100

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,502,650.00     P & I AMT:     14,895.69
UPB AMT:   1,495,152.41

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      12
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007503329     MORTGAGORS: WARD                 PAMELA

 REGION CODE    ADDRESS   : 51 MOUNT VERNON STREET
     01         CITY      : BOSTON
                STATE/ZIP : MA  02108


MORTGAGE AMOUNT :   255,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    253,703.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,420.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007503337     MORTGAGORS: TIMMER               GARY
                            TIMMER               LULIE
 REGION CODE    ADDRESS   : 8610 FARVIEW
     01         CITY      : BYRON CENTER
                STATE/ZIP : MI  49315


MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    335,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,298.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 55.83300

 --------------------------------------------------------------------
00007503352     MORTGAGORS: ADAMS                MICHAEL
                            ADAMS                DEBORAH
 REGION CODE    ADDRESS   : 3902 PURDUE STREET
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77005


MORTGAGE AMOUNT :   216,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,561.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,060.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00007503360     MORTGAGORS: KARATASSOS           IGNATIUS
                            KARATASSOS           GEORGIA
 REGION CODE    ADDRESS   : 5109 HAMPTON PLACE SOUTH
     01         CITY      : HILTON HEAD
                STATE/ZIP : SC  29928


MORTGAGE AMOUNT :   440,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    436,540.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,271.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 70.00000

 --------------------------------------------------------------------
00007503717     MORTGAGORS: SCOMA                SALVATORE
                            SCOMA                LINDA
 REGION CODE    ADDRESS   : 102 COUNTRY CLUB DRIVE
     01         CITY      : PORT WASHINGTON
                STATE/ZIP : NY  11050


MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    333,538.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,079.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.12500  MATURITY DATE     :   03/01/11
CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
LTV :                 54.83800

 --------------------------------------------------------------------
00007503725     MORTGAGORS: MCCALEB              MICHAEL
                            MCCALEB              HILARY
 REGION CODE    ADDRESS   : 2264 RANCH VIEW PLACE
     01         CITY      : THOUSAND OAKS
                STATE/ZIP : CA  91362


MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,229.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,363.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 52.57700

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,842,400.00     P & I AMT:     17,494.58
UPB AMT:   1,826,573.95

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      13
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007503733     MORTGAGORS: SANTAGATA            NICHOLAS
                            SANTAGATA            LORI
 REGION CODE    ADDRESS   : 10 HARRISON STREET
     01         CITY      : GARDEN CITY
                STATE/ZIP : NY  11530


MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    253,537.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,455.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00007503741     MORTGAGORS: GOODIN               WILLIAM
                            DOCKRELL             CAROLINE
 REGION CODE    ADDRESS   : 553 2ND STREET
     01         CITY      : MANHATTAN BEACH
                STATE/ZIP : CA  90266


MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,462.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,678.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 60.88800

 --------------------------------------------------------------------
00007503758     MORTGAGORS: GIESE                CHARISA
                            GIESE                LAWRENCE
 REGION CODE    ADDRESS   : 404 WEST RIDGE
     01         CITY      : JOLIET
                STATE/ZIP : IL  60431


MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    358,993.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,518.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007503766     MORTGAGORS: TYZ                  WALTER

 REGION CODE    ADDRESS   : 8526 KENNETH RIDGE COURT
     01         CITY      : FAIR OAKS
                STATE/ZIP : CA  95628


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,236.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,619.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 67.16400

 --------------------------------------------------------------------
00007503774     MORTGAGORS: AYCAN                ARA

 REGION CODE    ADDRESS   : 22 WARDWELL DRIVE
     01         CITY      : NEW CANAAN
                STATE/ZIP : CT  06840


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,244.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,317.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 43.10300

 --------------------------------------------------------------------
00007503782     MORTGAGORS: KUEFFNER             FRIEDRICH
                            KUEFFNER             MARTHA
 REGION CODE    ADDRESS   : 2 BAYWOODS DRIVE
     01         CITY      : HAMPTON BAYS
                STATE/ZIP : NY  11946


MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,389.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,095.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,625,000.00     P & I AMT:     15,684.67
UPB AMT:   1,618,865.54

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      14
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007503790     MORTGAGORS: TRANG                CHAU
                            PHAN                 HUYEN
 REGION CODE    ADDRESS   : 1453 CLIFF DR
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95132


MORTGAGE AMOUNT :   229,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,226.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00007503808     MORTGAGORS: DRAGUNAT             ANDREW
                            DRAGUNAT             LINDA
 REGION CODE    ADDRESS   : 42 STRATFORD PLACE
     01         CITY      : SYOSSET
                STATE/ZIP : NY  11791


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,461.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 48.54300

 --------------------------------------------------------------------
00007503816     MORTGAGORS: WAKABAYASHI          EISHI
                            WAKABAYASHI          YOKO
 REGION CODE    ADDRESS   : 226 FAIRMOUNT ROAD
     01         CITY      : RIDGEWOOD
                STATE/ZIP : NJ  07450


MORTGAGE AMOUNT :   304,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,500.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,755.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/06
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 42.29100

 --------------------------------------------------------------------
00007503824     MORTGAGORS: THOME                ROBERT
                            THOME                CONNIE
 REGION CODE    ADDRESS   : 416 HENREDON HILL
     01         CITY      : PEACHTREE CITY
                STATE/ZIP : GA  30269


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,443.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 76.33500

 --------------------------------------------------------------------
00007503832     MORTGAGORS: POLINO               CHARLENE

 REGION CODE    ADDRESS   : 1600 TOMAHAWK DRIVE
     01         CITY      : SALT LAKE CITY
                STATE/ZIP : UT  84001


MORTGAGE AMOUNT :   483,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    481,557.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,511.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 70.00000

 --------------------------------------------------------------------
00007503840     MORTGAGORS: ALEXANDER            COLIN
                            ALEXANDER            DEBORAH
 REGION CODE    ADDRESS   : 257 NORTH RIDGE STREET
     01         CITY      : RYE BROOK
                STATE/ZIP : NY  10573


MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    290,343.71  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,832.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,809,000.00     P & I AMT:     18,231.60
UPB AMT:   1,805,900.92

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      15
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007503857     MORTGAGORS: TERAMOTO             NORIO
                            TERAMOTO             AIKO
 REGION CODE    ADDRESS   : 155 SURBECK PLACE
     01         CITY      : HAWORTH
                STATE/ZIP : NJ  07641


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    258,525.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,522.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 66.66600

 --------------------------------------------------------------------
00007503865     MORTGAGORS: MANIACI              CARMAN
                            MANIACI              SONIA
 REGION CODE    ADDRESS   : 72 BRIXTON ROAD
     01         CITY      : GARDEN CITY
                STATE/ZIP : NY  11530


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,793.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 51.61200

 --------------------------------------------------------------------
00007503873     MORTGAGORS: ONGMAN               JOHN
                            ONGMAN               JOANNE
 REGION CODE    ADDRESS   : 1008 WHITE CHIMNEY COURT
     01         CITY      : GREAT FALLS
                STATE/ZIP : VA  22066


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    398,791.95  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,708.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 55.17200

 --------------------------------------------------------------------
00007503881     MORTGAGORS: SANDHU               RAGHBIR
                            YOUNG                CHERYL
 REGION CODE    ADDRESS   : 3681 CHARTER HALL COURT
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95136


MORTGAGE AMOUNT :   253,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,763.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,456.40  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007503899     MORTGAGORS: HOLMES               STACY
                            HOLMES               LYNN
 REGION CODE    ADDRESS   : 87 SAUNDERS LANE
     01         CITY      : RIDGEFIELD
                STATE/ZIP : CT  06877


MORTGAGE AMOUNT :   358,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    356,474.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,375.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00007503907     MORTGAGORS: GREENHAUS            SHELLEY
                            GREENHAUS            JOYCE
 REGION CODE    ADDRESS   : 15 HALLOCK PLACE
     01         CITY      : ARMONK
                STATE/ZIP : NY  10504


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    248,581.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,425.36  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 16.66600

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,921,800.00     P & I AMT:     18,281.40
UPB AMT:   1,914,137.16

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      16
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007503915     MORTGAGORS: LIZZO                CHARLES
                            LIZZO                GERALDINE
 REGION CODE    ADDRESS   : 91 ELM STREET
     01         CITY      : NEW ROCHELLE
                STATE/ZIP : NY  10805


MORTGAGE AMOUNT :   227,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,712.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,202.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.64900

 --------------------------------------------------------------------
00007503923     MORTGAGORS: EYKEL                PAUL
                            EYKEL                MARILYN
 REGION CODE    ADDRESS   : 2366 AZURE CIRCLE
     01         CITY      : PALM BEACH
                STATE/ZIP : FL  33410


MORTGAGE AMOUNT :   168,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    167,025.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,605.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 56.94900

 --------------------------------------------------------------------
00007503931     MORTGAGORS: BURLEY               RODMAN
                            BURLEY               ELLEN
 REGION CODE    ADDRESS   : 460 NORTHWEST 131 AVENUE
     01         CITY      : PLANTATION
                STATE/ZIP : FL  33325


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    262,687.21  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,532.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 56.38200

 --------------------------------------------------------------------
00007503956     MORTGAGORS: TANG                 ALBERT
                            TANG                 EUDOXIE
 REGION CODE    ADDRESS   : 49 PALM BEACH COURT
     01         CITY      : DANA POINT
                STATE/ZIP : CA  92629


MORTGAGE AMOUNT :   142,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    140,774.24  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,367.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 48.13500

 --------------------------------------------------------------------
00007503972     MORTGAGORS: HASEGAWA             AKIRA
                            HASEGAWA             MITSUE
 REGION CODE    ADDRESS   : 2160 LINWOOD AVENUE
     01         CITY      : FORT LEE
                STATE/ZIP : NJ  07024


MORTGAGE AMOUNT :   415,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    412,619.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,995.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 71.55100

 --------------------------------------------------------------------
00007503980     MORTGAGORS: RAHMANAN             DARYOOSH
                            RAHMANAN             ISAAC
 REGION CODE    ADDRESS   : 6 WEYBRIDGE ROAD
     01         CITY      : GREAT NECK
                STATE/ZIP : NY  11023


MORTGAGE AMOUNT :   208,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    206,846.07  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,048.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 33.82100

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,425,000.00     P & I AMT:     13,751.73
UPB AMT:   1,415,665.53

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      17
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00007503998     MORTGAGORS: YUAN                 JAMES

 REGION CODE    ADDRESS   : 13 WHEELER GATE
     01         CITY      : WESTPORT
                STATE/ZIP : CT  06880


MORTGAGE AMOUNT :   430,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    428,701.35  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,986.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 49.71000

 --------------------------------------------------------------------
00007504004     MORTGAGORS: GRANT                RICHARD
                            GRANT                THERESA
 REGION CODE    ADDRESS   : 108 ROOSEVELT DRIVE
     01         CITY      : TRUMBULL
                STATE/ZIP : CT  06611


MORTGAGE AMOUNT :   220,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,221.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,107.22  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00007504020     MORTGAGORS: GRAEBER              JOHN
                            LENNON-GRAEBER       KAREN
 REGION CODE    ADDRESS   : 4 CONCORD ROAD
     01         CITY      : WHIPPANY
                STATE/ZIP : NJ  07981


MORTGAGE AMOUNT :   271,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    270,250.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,668.65  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 64.52300

 --------------------------------------------------------------------
00007504038     MORTGAGORS: VITELLI              FRANK
                            VITELLI              ESTHER
 REGION CODE    ADDRESS   : 15 MINK RUN COURT
     01         CITY      : NORTH BRUNSWICK
                STATE/ZIP : NJ  08902


MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,350.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,314.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 66.19700

 --------------------------------------------------------------------
00007504046     MORTGAGORS: HOVERSEN             TIMOTHY
                            HOVERSEN             ANN
 REGION CODE    ADDRESS   : 300 N BRIAN LANE
     01         CITY      : PROSPECT HEIGHTS
                STATE/ZIP : IL  60070


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,308.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,461.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 61.72800

 --------------------------------------------------------------------
00030366249     MORTGAGORS: BOGUSZEWSKI          C.
                            BOGUSZEWSKI          DIANNE
 REGION CODE    ADDRESS   : 11 VAN HOLTEN ROAD
     01         CITY      : BERNARDS TOWNSHIP
                STATE/ZIP : NJ  07924


MORTGAGE AMOUNT :   394,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    392,898.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,851.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 72.41400

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,800,500.00     P & I AMT:     17,389.08
UPB AMT:   1,794,731.77

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      18
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030396246     MORTGAGORS: ANDUJAR              STEPHEN
                            ANDUJAR              F
 REGION CODE    ADDRESS   : 808 NORTH SEA MECOX RD
     01         CITY      : SOUTHAMPTON
                STATE/ZIP : NY  11968


MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    252,292.84  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,472.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.99317

 --------------------------------------------------------------------
00030399810     MORTGAGORS: NERSESIAN            RUSTY

 REGION CODE    ADDRESS   : 4 OVERLOOK ROAD
     01         CITY      : BROOKHAVEN
                STATE/ZIP : NY  11719


MORTGAGE AMOUNT :   205,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    199,581.90  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,973.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   12/01/10
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 69.72700

 --------------------------------------------------------------------
00030415970     MORTGAGORS: BARBEE               ROGER
                            BARBEE               VICKY
 REGION CODE    ADDRESS   : 24640 BREST RD
     01         CITY      : TAYLOR
                STATE/ZIP : MI  48180


MORTGAGE AMOUNT :    71,250.00  OPTION TO CONVERT :
UNPAID BALANCE :     69,563.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :       680.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   01/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00030434591     MORTGAGORS: YU                   JOHN

 REGION CODE    ADDRESS   : 3145 CANTERBURY
     01         CITY      : PORT NECHES
                STATE/ZIP : TX  77651


MORTGAGE AMOUNT :   219,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,011.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,086.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   12/01/10
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 79.99600

 --------------------------------------------------------------------
00030434708     MORTGAGORS: PETERSON             DONALD
                            PETERSON             MARGARET
 REGION CODE    ADDRESS   : 16506 CHAMPIONS COVE COURT
     01         CITY      : SPRING
                STATE/ZIP : TX  77379


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,274.17  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,276.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/10
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 76.33587

 --------------------------------------------------------------------
00030470710     MORTGAGORS: SIMPKINS             CARL

 REGION CODE    ADDRESS   : 4984 SHORELINE CIRCLE
     01         CITY      : SANFORD
                STATE/ZIP : FL  32771


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    286,419.96  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,857.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,277,200.00     P & I AMT:     12,347.30
UPB AMT:   1,253,144.16

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      19
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030474845     MORTGAGORS: BOST                 BRENT
                            BOST                 LANELL
 REGION CODE    ADDRESS   : 15081 BRUSH ISLAND ROAD
     01         CITY      : HAMSHIRE
                STATE/ZIP : TX  77662


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    285,402.66  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,690.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 60.00000

 --------------------------------------------------------------------
00030485841     MORTGAGORS: HERRINGTON           JERRY
                            HERRINGTON           LINDA
 REGION CODE    ADDRESS   : 5820 LONGMIRE ROAD
     01         CITY      : CONROE
                STATE/ZIP : TX  77304


MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    240,985.74  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,202.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      6.87500  MATURITY DATE     :   04/01/11
CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
LTV :                 70.57100

 --------------------------------------------------------------------
00030486542     MORTGAGORS: ENGLAND              THOMAS
                            PEREZ                TERESITA
 REGION CODE    ADDRESS   : 4860 PARK AVENUE
     01         CITY      : BETHESDA
                STATE/ZIP : MD  20816


MORTGAGE AMOUNT :   399,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    393,588.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,705.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 88.82200

 --------------------------------------------------------------------
00030503817     MORTGAGORS: BATES                WILLIAM
                            BATES                DENISE
 REGION CODE    ADDRESS   : 3616 SHANTARA LANE
     01         CITY      : PLANO
                STATE/ZIP : TX  75093


MORTGAGE AMOUNT :   513,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    506,676.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,719.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.37500  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
LTV :                 69.79591

 --------------------------------------------------------------------
00030508535     MORTGAGORS: HUTCHINSON           GARY
                            HUTCHINSON           CINDY
 REGION CODE    ADDRESS   : 3396 REEDY DRIVE
     01         CITY      : ANNANDALE
                STATE/ZIP : VA  22003


MORTGAGE AMOUNT :   263,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,615.82  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,345.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      6.87500  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
LTV :                 79.21600

 --------------------------------------------------------------------
00030516884     MORTGAGORS: ZILTZER              ROBERT
                            ZILTZER              VIVIAN
 REGION CODE    ADDRESS   : 10664 RE LAUREL LANE
     01         CITY      : SCOTTSDALE
                STATE/ZIP : AZ  85259


MORTGAGE AMOUNT :   582,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    578,587.63  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,519.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,292,700.00     P & I AMT:     21,183.22
UPB AMT:   2,264,856.62

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      20
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030523310     MORTGAGORS: BERRY                WILLIAM
                            BERRY                PATRICIA
 REGION CODE    ADDRESS   : 2316 BRANDON ROAD
     01         CITY      : LAKELAND
                STATE/ZIP : FL  33801


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,425.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 62.50000

 --------------------------------------------------------------------
00030524516     MORTGAGORS: CALVERT              MICHAEL
                            CALVERT              NANCY
 REGION CODE    ADDRESS   : 315 SOUTH PARK AVENUE
     01         CITY      : BRECKENRIDGE
                STATE/ZIP : CO  80424


MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    322,141.75  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,119.74  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.80200

 --------------------------------------------------------------------
00030525513     MORTGAGORS: BLOHM                THEODORE
                            BLOHM                LINA
 REGION CODE    ADDRESS   : 4 CAMP WAY
     01         CITY      : SUN VALLEY
                STATE/ZIP : ID  83354


MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    135,343.94  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,873.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 79.84100

 --------------------------------------------------------------------
00030532568     MORTGAGORS: GLENDENNING          REX
                            GLENDENNING          SHERESE
 REGION CODE    ADDRESS   : 13267 FM 428
     01         CITY      : CELINA
                STATE/ZIP : TX  75009


MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    321,121.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,059.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 45.26400

 --------------------------------------------------------------------
00030544555     MORTGAGORS: SERRITELLA           JOSEPH

 REGION CODE    ADDRESS   : 225 KENT ROAD
     01         CITY      : WYNNEWOOD
                STATE/ZIP : PA  19096


MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    331,029.90  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,148.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030547483     MORTGAGORS: SCHWING              WALTER
                            SCHWING              ELIZABETH
 REGION CODE    ADDRESS   : 6127 LYNBROOK DR.
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77057


MORTGAGE AMOUNT :   248,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    246,354.88  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,392.77  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 70.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,782,500.00     P & I AMT:     17,019.67
UPB AMT:   1,605,992.35

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      21
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030548846     MORTGAGORS: HAWES                HOWARD
                            HAWES                BARBARA
 REGION CODE    ADDRESS   : 2 OAKMONT COURT
     01         CITY      : LITTLE ROCK
                STATE/ZIP : AR  72212


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    298,241.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,845.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 62.89300

 --------------------------------------------------------------------
00030548853     MORTGAGORS: CALDWELL             JACKIE
                            CALDWELL             CYNTHIA
 REGION CODE    ADDRESS   : 13502 ALCHESTER LANE
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77079


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    256,964.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,484.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030551220     MORTGAGORS: TURNER               LARRY
                            TURNER               MYRA
 REGION CODE    ADDRESS   : ROUTE 1 BOX 2206D
     01         CITY      : KOUNTZE
                STATE/ZIP : TX  77625


MORTGAGE AMOUNT :   310,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    308,798.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,968.26  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.76300

 --------------------------------------------------------------------
00030553556     MORTGAGORS: REYNOLDS             DOUGLAS

 REGION CODE    ADDRESS   : 2471 SOUTH 150 WEST
     01         CITY      : BOUNTIFUL
                STATE/ZIP : UT  84010


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    497,132.32  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,814.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030555940     MORTGAGORS: HAHN                 JAMES
                            HAHN                 YOUNG
 REGION CODE    ADDRESS   : 29 ARBUSTO
     01         CITY      : IRVINE
                STATE/ZIP : CA  92714


MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    285,541.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,794.01  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030556948     MORTGAGORS: SREDEN               ANDREW
                            SREDEN               VICKI
 REGION CODE    ADDRESS   : 105 HEATH MEADOW PLACE
     01         CITY      : SIMI VALLEY
                STATE/ZIP : CA  93065


MORTGAGE AMOUNT :   312,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    309,660.99  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,963.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 67.93400

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,971,100.00     P & I AMT:     18,870.65
UPB AMT:   1,956,338.68

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      22
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030557714     MORTGAGORS: SINGER               ALAN
                            SINGER               YAEL
 REGION CODE    ADDRESS   : 4060 BEDFORD AVENUE
     01         CITY      : BROOKLYN
                STATE/ZIP : NY  11230


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    257,978.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,484.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030558704     MORTGAGORS: HILLIS               JIMMY
                            HILLIS               DONNA
 REGION CODE    ADDRESS   : 1440 S.W. 149TH STREET
     01         CITY      : OKLAHOMA CITY
                STATE/ZIP : OK  73170


MORTGAGE AMOUNT :   327,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    326,086.01  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,196.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.75600

 --------------------------------------------------------------------
00030558886     MORTGAGORS: BOWMAN               GREG
                            BOWMAN               JOAN
 REGION CODE    ADDRESS   : 264 CAMINO DE LOS RANCHOS
     01         CITY      : PUEBLO WEST
                STATE/ZIP : CO  81007


MORTGAGE AMOUNT :   227,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,911.27  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,204.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030562748     MORTGAGORS: WOODARD              E.

 REGION CODE    ADDRESS   : 172 TALL PINE LANE
     01         CITY      : BOULDER
                STATE/ZIP : CO  80302


MORTGAGE AMOUNT :   419,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    418,104.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,159.30  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 74.86600

 --------------------------------------------------------------------
00030563498     MORTGAGORS: BRIAN                ALLEN

 REGION CODE    ADDRESS   : 1992 EAST LEMON HEIGHTS DRIVE
     01         CITY      : SANTA ANA
                STATE/ZIP : CA  92705


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    237,973.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,345.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 32.43200

 --------------------------------------------------------------------
00030564389     MORTGAGORS: COSTANTINO           BRYAN
                            COSTANTINO           DOREEN
 REGION CODE    ADDRESS   : 8 BENSON ROAD
     01         CITY      : HOPKINTON
                STATE/ZIP : MA  01748


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    255,366.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,465.97  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 71.03800

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,733,450.00     P & I AMT:     16,856.14
UPB AMT:   1,721,419.55

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      23
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030564405     MORTGAGORS: CELEBREZZE           BRUCE

 REGION CODE    ADDRESS   : 2875 JACKSON STREET
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94115


MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    222,265.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,183.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   11/01/10
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030564710     MORTGAGORS: EBY                  EUGENE
                            EBY                  PATRICIA
 REGION CODE    ADDRESS   : 6005 S CHESTERWAY
     01         CITY      : ENGLEWOOD
                STATE/ZIP : CO  80011


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,404.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,599.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00030565147     MORTGAGORS: SORRELL              PHILLIP
                            SORRELL              MARTHA
 REGION CODE    ADDRESS   : 2481 KAANAPALI PARKWAY #670
     01         CITY      : LAHAINA
                STATE/ZIP : HI  96761


MORTGAGE AMOUNT :   374,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    373,476.38  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,715.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 70.00000

 --------------------------------------------------------------------
00030566616     MORTGAGORS: KING                 T.
                            KING                 DEBORAH
 REGION CODE    ADDRESS   : 974 STRANGEWAY ROAD
     01         CITY      : WARSAW
                STATE/ZIP : VA  22572


MORTGAGE AMOUNT :   218,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    216,735.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,083.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 78.84200

 --------------------------------------------------------------------
00030566723     MORTGAGORS: BARSON               RANDALL
                            BARSON               JODI
 REGION CODE    ADDRESS   : 1631 WETHERSFIELD DRIVE
     01         CITY      : ALLENTOWN
                STATE/ZIP : PA  18104


MORTGAGE AMOUNT :   238,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,240.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 52.88800

 --------------------------------------------------------------------
00030567044     MORTGAGORS: RUZICKA              DAVID
                            RUZICKA              MARILYN
 REGION CODE    ADDRESS   : 17590 KETTERING TRAIL
     01         CITY      : LAKEVILLE
                STATE/ZIP : MN  55044


MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,128.31  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,936.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.22000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,637,500.00     P & I AMT:     15,759.25
UPB AMT:   1,623,009.71

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      24
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030567119     MORTGAGORS: LUCIO                RICHARD
                            LUCIO                JODINE
 REGION CODE    ADDRESS   : 4504 N. LAKEWOOD DRIVE
     01         CITY      : ST JOSEPH
                STATE/ZIP : MO  64506


MORTGAGE AMOUNT :   284,050.00  OPTION TO CONVERT :
UNPAID BALANCE :    283,256.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,776.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 95.00000

 --------------------------------------------------------------------
00030567655     MORTGAGORS: MOZINGO              DAVID
                            MOZINGO              LINDA
 REGION CODE    ADDRESS   : 4630 SW 95TH TERRACE
     01         CITY      : GAINSVILLE
                STATE/ZIP : FL  32608


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    277,508.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,716.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 94.91500

 --------------------------------------------------------------------
00030568331     MORTGAGORS: TREBILCOCK           CHARLES
                            TREBILCOCK           RENEE
 REGION CODE    ADDRESS   : 5368 HAWTHORDEN COURT
     01         CITY      : DUBLIN
                STATE/ZIP : OH  43017


MORTGAGE AMOUNT :   276,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    276,017.65  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,685.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030569230     MORTGAGORS: LEE                  KOK
                            LEE                  BEE
 REGION CODE    ADDRESS   : 7814 SWINKS MILL COURT
     01         CITY      : MC LEAN
                STATE/ZIP : VA  22102


MORTGAGE AMOUNT :   960,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    957,346.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     9,453.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   015
LTV :                 58.18100

 --------------------------------------------------------------------
00030570022     MORTGAGORS: GEBHART              RICHARD
                            GEBHART              CYNTHIA
 REGION CODE    ADDRESS   : 22240 SILVERSPUR ROAD
     01         CITY      : PALO CEDRO
                STATE/ZIP : CA  96073


MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    358,982.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,492.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 60.50400

 --------------------------------------------------------------------
00030570725     MORTGAGORS: POPICK               ARTHUR

 REGION CODE    ADDRESS   : 4806 PIPIT COURT
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94566


MORTGAGE AMOUNT :   296,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    294,588.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,895.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,457,100.00     P & I AMT:     24,019.75
UPB AMT:   2,447,698.92

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      25
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030571319     MORTGAGORS: MC ALARNEY           ARTHUR
                            MC ALARNEY           TERRIE
 REGION CODE    ADDRESS   : 5040 SOUTH PERRY PARK ROAD
     01         CITY      : SEDALIA
                STATE/ZIP : CO  80035


MORTGAGE AMOUNT :   307,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    305,755.79  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,983.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 73.30100

 --------------------------------------------------------------------
00030571749     MORTGAGORS: WILE                 JOHN

 REGION CODE    ADDRESS   : 5608 STONE CLIFF CIRCLE
     01         CITY      : DALLAS
                STATE/ZIP : TX  75023


MORTGAGE AMOUNT :   630,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    626,426.48  ANNUAL RATE ADJUST:
MONTHLY P&I     :     6,111.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 70.00000

 --------------------------------------------------------------------
00030572309     MORTGAGORS: LE                   CUONG
                            HO                   AI
 REGION CODE    ADDRESS   : 2413 GLEN DUFF WAY
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95148


MORTGAGE AMOUNT :   274,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,225.56  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,658.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.98800

 --------------------------------------------------------------------
00030573596     MORTGAGORS: ANDERSON             DAVID
                            ANDERSON             DARILYN
 REGION CODE    ADDRESS   : 235 W COOK STREET
     01         CITY      : LIBERTYVILLE
                STATE/ZIP : IL  60048


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,152.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,910.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 73.17000

 --------------------------------------------------------------------
00030573604     MORTGAGORS: ROBERTS              DAVID
                            ROBERTS              MARGUERITE
 REGION CODE    ADDRESS   : 33 RESERVOIR DRIVE
     01         CITY      : DANVERS
                STATE/ZIP : MA  01923


MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    235,685.20  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,333.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 59.25000

 --------------------------------------------------------------------
00030573745     MORTGAGORS: MOSBERG              JAMES
                            MOSBERG              CHRIS
 REGION CODE    ADDRESS   : 7 MIDDLETON LANEE
     01         CITY      : LANDENBERG
                STATE/ZIP : PA  19350


MORTGAGE AMOUNT :   305,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,066.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,857.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 89.99705

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,054,400.00     P & I AMT:     19,855.01
UPB AMT:   2,044,311.78

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      26
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030573943     MORTGAGORS: DOMBROWSKI           PAUL
                            MORRISON             LAURA
 REGION CODE    ADDRESS   : 7258 FOREST AVENUE
     01         CITY      : HAMMOND
                STATE/ZIP : IN  46324


MORTGAGE AMOUNT :   258,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    257,286.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,540.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 70.68400

 --------------------------------------------------------------------
00030574917     MORTGAGORS: STILLWELL            DAVID
                            GRABEEL              VERNA
 REGION CODE    ADDRESS   : 635 SHEEHY ROAD
     01         CITY      : NIPOMO
                STATE/ZIP : CA  93444


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,307.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,376.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 71.01400

 --------------------------------------------------------------------
00030577837     MORTGAGORS: JACQUES              DAVID
                            EDMONDS              DIANNE
 REGION CODE    ADDRESS   : 750 JORDAN AVENUE
     01         CITY      : LOS ALTOS
                STATE/ZIP : CA  94022


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,502.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,658.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 50.00000

 --------------------------------------------------------------------
00030577951     MORTGAGORS: JENKINS              CHARLES
                            JENKINS              BEVERLY
 REGION CODE    ADDRESS   : 6320 WINDPATTERN TRAIL
     01         CITY      : FAIRFAX
                STATE/ZIP : VA  22039


MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    425,572.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,152.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.25900

 --------------------------------------------------------------------
00030578751     MORTGAGORS: MILKI                AMIN

 REGION CODE    ADDRESS   : 4173 EL CAMINO REAL #24
     01         CITY      : PALO ALTO
                STATE/ZIP : CA  94306


MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    308,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,988.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 74.21600

 --------------------------------------------------------------------
00030578900     MORTGAGORS: VARIAN               ROBERT
                            VARIAN               SUSAN
 REGION CODE    ADDRESS   : 7747 RABBIT CIRCLE
     01         CITY      : DENVER
                STATE/ZIP : NC  28037


MORTGAGE AMOUNT :   217,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,822.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,168.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 70.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,726,000.00     P & I AMT:     16,885.33
UPB AMT:   1,719,491.46

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      27
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030579031     MORTGAGORS: CAPOZZOLI            JOSEPH
                            TARABORRELLI         ROSELLEN
 REGION CODE    ADDRESS   : 7 WILLIAM CHARLES DRIVE
     01         CITY      : GLEN MILLS
                STATE/ZIP : PA  19342


MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,288.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,248.09  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 77.80700

 --------------------------------------------------------------------
00030579809     MORTGAGORS: GREMILLION           JOHN
                            GREMILLION-BOWERS    MARCIA
 REGION CODE    ADDRESS   : 5413 SOUTH POINTER COURT
     01         CITY      : BATON ROUGE
                STATE/ZIP : LA  70808


MORTGAGE AMOUNT :   263,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    261,756.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,553.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00030579882     MORTGAGORS: EDELL                DEAN

 REGION CODE    ADDRESS   : 1100 BAYHILLS DRIVE
     01         CITY      : SAN RAFAEL
                STATE/ZIP : CA  94903


MORTGAGE AMOUNT :   899,995.00  OPTION TO CONVERT :
UNPAID BALANCE :    895,002.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     8,862.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   015
LTV :                 48.64800

 --------------------------------------------------------------------
00030580104     MORTGAGORS: EDMONDS              MICHAEL
                            EDMONDS              ANNE
 REGION CODE    ADDRESS   : 7140 OAK FAIRWAY
     01         CITY      : TULSA
                STATE/ZIP : OK  74131


MORTGAGE AMOUNT :   346,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    345,498.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,311.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 88.84600

 --------------------------------------------------------------------
00030580393     MORTGAGORS: TOWARNICKI           ROBERT
                            TOWARNICKI           KATHLEEN
 REGION CODE    ADDRESS   : 19 EAST KINCAID DRIVE
     01         CITY      : CRANBURY
                STATE/ZIP : NJ  08512


MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    267,225.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,561.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 72.04300

 --------------------------------------------------------------------
00030580542     MORTGAGORS: SWAN                 JAMES
                            SWAN                 CYNTHIA
 REGION CODE    ADDRESS   : 915 WABASH AVE
     01         CITY      : MARION
                STATE/ZIP : IN  46952


MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,378.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,134.31  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,227,745.00     P & I AMT:     21,671.39
UPB AMT:   2,218,149.97

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      28
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030581623     MORTGAGORS: BARRETT              WILLIAM
                            BARRETT              LAUREN
 REGION CODE    ADDRESS   : 3820 EAST MCGILVRA STREET
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98112


MORTGAGE AMOUNT :   595,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    591,549.61  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,686.13  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 68.07700

 --------------------------------------------------------------------
00030581672     MORTGAGORS: CLIFTON              DENNIS
                            CLIFTON              GEORGIA
 REGION CODE    ADDRESS   : 322 SOUTH WILLIAMS
     01         CITY      : DENVER
                STATE/ZIP : CO  80209


MORTGAGE AMOUNT :   413,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    412,045.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,038.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030583777     MORTGAGORS: POINDEXTER           DON
                            POINDEXTER           BECKY
 REGION CODE    ADDRESS   : 115 BAY POINT
     01         CITY      : HOERSEHOE BAY
                STATE/ZIP : TX  78657


MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    346,069.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,426.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030584320     MORTGAGORS: WILLIAMS             MICHAEL
                            WILLIAMS             CYNTHIA
 REGION CODE    ADDRESS   : 25959 CLIFTON PLACE
     01         CITY      : STEVENSON RANCH
                STATE/ZIP : CA  91381


MORTGAGE AMOUNT :   269,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,296.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,483.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
LTV :                 79.98900

 --------------------------------------------------------------------
00030585111     MORTGAGORS: FULLER               BERNARD
                            FULLER               SUSAN
 REGION CODE    ADDRESS   : 27 WESTCHESTER DRIVE
     01         CITY      : CARTERSVILLE
                STATE/ZIP : GA  30120


MORTGAGE AMOUNT :   235,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,880.59  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,298.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030586424     MORTGAGORS: STROUP               JAMES
                            STROUP               CAROLYN
 REGION CODE    ADDRESS   : 76-4324 LEILANI
     01         CITY      : KAILUA-KONA
                STATE/ZIP : HI  96740


MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    323,114.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,214.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,185,350.00     P & I AMT:     21,148.35
UPB AMT:   2,174,955.46

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      29
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030586887     MORTGAGORS: BRENNER              BARRY
                            BRENNER              JANE
 REGION CODE    ADDRESS   : 31 NORTH PASTURE LANE
     01         CITY      : NANTUCKET
                STATE/ZIP : MA  02554


MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    648,183.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     6,353.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 61.90400

 --------------------------------------------------------------------
00030587802     MORTGAGORS: ROSSIGNAC            JAROSLAW
                            MILON                CATHERINE
 REGION CODE    ADDRESS   : 5115 TIMBER TRAIL
     01         CITY      : ATLANTA
                STATE/ZIP : GA  30342


MORTGAGE AMOUNT :   296,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    296,800.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,836.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030588362     MORTGAGORS: GINSBURG             JOEL
                            JORDAN               JEANETTE
 REGION CODE    ADDRESS   : 2400 TWELVE OAKS LANE
     01         CITY      : COLLEYVILLE
                STATE/ZIP : TX  76034


MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    233,622.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,228.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 77.04900

 --------------------------------------------------------------------
00030589212     MORTGAGORS: BLANCHARD            DAVID
                            WILSON               PENELOPE
 REGION CODE    ADDRESS   : 2551 LORNA PLACE
     01         CITY      : OCEANSIDE
                STATE/ZIP : NY  11572


MORTGAGE AMOUNT :   213,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    213,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,136.32  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 95.00000

 --------------------------------------------------------------------
00030589840     MORTGAGORS: ANDREOLI             ANTHONY
                            ANDREOLI             MARGARET
 REGION CODE    ADDRESS   : 1599 FOLKESTONE TERRACE
     01         CITY      : THOUSAND OAKS
                STATE/ZIP : CA  91362


MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    336,524.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,225.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00030590038     MORTGAGORS: CECERE               RONALD

 REGION CODE    ADDRESS   : 1571 NW 100 DRIVE
     01         CITY      : CORAL SPRINGS
                STATE/ZIP : FL  33071


MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,850.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,356.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 94.62100

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,970,550.00     P & I AMT:     19,136.36
UPB AMT:   1,965,730.84

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      30
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030590202     MORTGAGORS: MARSHALL             SAMUEL
                            MARSHALL             LAURA
 REGION CODE    ADDRESS   : 457 GLYNWYNNE RD.
     01         CITY      : HAVERFORD
                STATE/ZIP : PA  19041


MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    324,039.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,059.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 33.16326

 --------------------------------------------------------------------
00030590384     MORTGAGORS: LIPPMAN              RICHARD
                            LIPPMAN              FLORENCE
 REGION CODE    ADDRESS   : 19866 LOXAHATCHEE POINTE DR
     01         CITY      : JUPITER
                STATE/ZIP : FL  33458


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,599.92  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,628.05  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 67.07300

 --------------------------------------------------------------------
00030590400     MORTGAGORS: DEVORE               LAWRENCE
                            DEVORE               SHIRLEY
 REGION CODE    ADDRESS   : 1991 PAGO COURT
     01         CITY      : LAS VEGAS
                STATE/ZIP : NV  89117


MORTGAGE AMOUNT :   562,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    559,309.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,457.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00030590426     MORTGAGORS: BOBOVSKY             JOSEPH
                            BOBOVSKY             PATRICIA
 REGION CODE    ADDRESS   : 7613 SCENIC DRIVE
     01         CITY      : YAKIMA
                STATE/ZIP : WA  98908


MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    445,997.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,268.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 73.77000

 --------------------------------------------------------------------
00030590756     MORTGAGORS: SCHWAB               MARY

 REGION CODE    ADDRESS   : 4295 CLUB DR
     01         CITY      : ATLANTA
                STATE/ZIP : GA  30319


MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    644,511.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     6,353.27  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 73.86300

 --------------------------------------------------------------------
00030590814     MORTGAGORS: JORGENSON            JAMES
                            TAZIOLI              TERENCE
 REGION CODE    ADDRESS   : 1700 LAKE WASHINGTON BLVD SO
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98144


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,503.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 72.23000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,522,500.00     P & I AMT:     24,269.03
UPB AMT:   2,506,457.73

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      31
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030590822     MORTGAGORS: WEINSTEIN            DANIEL
                            POST                 DOROTHY
 REGION CODE    ADDRESS   : 8 DUNSTEER ROAD
     01         CITY      : GREAT NECK
                STATE/ZIP : NY  11021


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    346,051.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,523.95  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 70.00000

 --------------------------------------------------------------------
00030591309     MORTGAGORS: CHIANG               FOU-SU
                            CHIANG               HUI
 REGION CODE    ADDRESS   : 10865 SW 38TH DRIVE
     01         CITY      : DAVIE
                STATE/ZIP : FL  33328


MORTGAGE AMOUNT :   207,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    206,920.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,028.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 56.38500

 --------------------------------------------------------------------
00030591713     MORTGAGORS: BRIGHT               DAVID
                            BRIGHT               ANN
 REGION CODE    ADDRESS   : 2405 HIDDEN SHORE DRIVE
     01         CITY      : KATY
                STATE/ZIP : TX  77450


MORTGAGE AMOUNT :   362,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    359,836.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,539.75  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.99700

 --------------------------------------------------------------------
00030591929     MORTGAGORS: ANZANO               ANDREW
                            ANZANO               SUSAN
 REGION CODE    ADDRESS   : 36 TAM O'SHANTER DRIVE
     01         CITY      : TOWNSHIP OF MAHWAH
                STATE/ZIP : NJ  07430


MORTGAGE AMOUNT :   170,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    168,450.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,575.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 47.48600

 --------------------------------------------------------------------
00030592190     MORTGAGORS: WASSERMAN            RICHARD
                            WASSERMAN            MARCIA
 REGION CODE    ADDRESS   : 4760 PARK ENCINO LANE #210
     01         CITY      : LOS ANGELES
                STATE/ZIP : CA  91436


MORTGAGE AMOUNT :   283,590.00  OPTION TO CONVERT :
UNPAID BALANCE :    282,770.46  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,710.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030593149     MORTGAGORS: WARY                 RICHARD
                            WARY                 KATHRYN
 REGION CODE    ADDRESS   : 8714 SCARFACE ROAD
     01         CITY      : FORT JONES
                STATE/ZIP : CA  96032


MORTGAGE AMOUNT :   281,250.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,154.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,749.02  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,654,490.00     P & I AMT:     16,126.94
UPB AMT:   1,639,183.16

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      32
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030593420     MORTGAGORS: CHRISTIE             G
                            CHRISTIE             ALISON
 REGION CODE    ADDRESS   : 16 MILE COURSE
     01         CITY      : WILLIAMSBURG
                STATE/ZIP : VA  23185


MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    322,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,077.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030593495     MORTGAGORS: NAGY                 MICHAEL
                            NAGY                 ROBIN
 REGION CODE    ADDRESS   : 1374 CABERNET COURT
     01         CITY      : DOVER TWSP
                STATE/ZIP : NJ  08753


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,976.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 46.15300

 --------------------------------------------------------------------
00030593701     MORTGAGORS: PARRA                JOSE
                            PARRA                LORRAINE
 REGION CODE    ADDRESS   : 8229 CALIFORNIA AVENUE
     01         CITY      : WHITTIER
                STATE/ZIP : CA  90602


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    244,337.81  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,448.65  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 75.38400

 --------------------------------------------------------------------
00030594659     MORTGAGORS: HESTON               JENNIFER
                            HESTON               RONALD
 REGION CODE    ADDRESS   : 7102 MONTICELLO PARKWAY
     01         CITY      : COLLEYVILLE
                STATE/ZIP : TX  76034


MORTGAGE AMOUNT :   251,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,119.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,404.43  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030594824     MORTGAGORS: NOV                  ASHER
                            NOV                  SHARON
 REGION CODE    ADDRESS   : 5925 UPLAND TERRACE S
     01         CITY      : SEATTLE
                STATE/ZIP : WA  98118


MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    303,111.71  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,883.29  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 64.33800

 --------------------------------------------------------------------
00030595003     MORTGAGORS: BOX                  ALAN
                            BOX                  JUDY
 REGION CODE    ADDRESS   : 5028 OAKCREST DRIVE
     01         CITY      : FAIRFAX
                STATE/ZIP : VA  22030


MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    462,688.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,501.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,886,600.00     P & I AMT:     18,291.26
UPB AMT:   1,882,257.44

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      33
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030595169     MORTGAGORS: KUNZ                 ELDON
                            KUNZ                 JUDITH
 REGION CODE    ADDRESS   : 5867 SOUTH PAINT BRUSH COURT
     01         CITY      : LITTLETON
                STATE/ZIP : CO  80123


MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    329,056.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,177.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 69.47300

 --------------------------------------------------------------------
00030595300     MORTGAGORS: LEE                  SANG
                            LEE                  WHA
 REGION CODE    ADDRESS   : 619 SPRING VALE ROAD
     01         CITY      : GREAT FALLS
                STATE/ZIP : VA  22066


MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    598,246.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,690.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 63.82900

 --------------------------------------------------------------------
00030595607     MORTGAGORS: SMITH                DARRYL
                            SMITH                TANIA
 REGION CODE    ADDRESS   : 2884 FOOTHILL RD
     01         CITY      : PLEASANTON
                STATE/ZIP : CA  94588


MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    307,234.62  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,917.95  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 46.96900

 --------------------------------------------------------------------
00030595946     MORTGAGORS: WASHINGTON           JAMES
                            WASHINGTON           CHARLENE
 REGION CODE    ADDRESS   : 59 SILVERWOOD DRIVE
     01         CITY      : LAFAYETTE
                STATE/ZIP : CA  94549


MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    309,277.04  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,981.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 59.71200

 --------------------------------------------------------------------
00030596340     MORTGAGORS: TIMMIS               MICHAEL
                            TIMMIS               CHRISTINE
 REGION CODE    ADDRESS   : 6759 CHARING CROSSING
     01         CITY      : WEST BLOOMFIELD
                STATE/ZIP : MI  48322


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    348,058.30  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,446.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 71.86800

 --------------------------------------------------------------------
00030597629     MORTGAGORS: FREEMAN              GEORGE

 REGION CODE    ADDRESS   : 3322 MERION PLACE
     01         CITY      : MT PLEASANT
                STATE/ZIP : SC  29464


MORTGAGE AMOUNT :   251,900.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,139.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,335.15  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 89.97100

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,153,900.00     P & I AMT:     20,549.53
UPB AMT:   2,143,012.85

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      34
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030597751     MORTGAGORS: RIBACOFF             JACK
                            RIBACOFF             AMY
 REGION CODE    ADDRESS   : 12455 ANTILLE DR.
     01         CITY      : BOCA RATON
                STATE/ZIP : FL  33428


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    243,292.20  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,503.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030597785     MORTGAGORS: BLOOD                ERIC
                            SILVERNAIL BLOOD     GAIL
 REGION CODE    ADDRESS   : 59 TIMBERLINE DR
     01         CITY      : NEW HARTFORD
                STATE/ZIP : CT  06057


MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    243,052.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,341.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 89.09000

 --------------------------------------------------------------------
00030597819     MORTGAGORS: AGUAS                ENRICO
                            AGUAS                TERESITA
 REGION CODE    ADDRESS   : 3527 154TH STREET
     01         CITY      : LUBBOCK
                STATE/ZIP : TX  79424


MORTGAGE AMOUNT :   213,300.00  OPTION TO CONVERT :
UNPAID BALANCE :    211,458.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,053.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030597827     MORTGAGORS: DEVERS               THOMAS

 REGION CODE    ADDRESS   : 3 WEST STREET
     01         CITY      : DANVERS
                STATE/ZIP : MA  01923


MORTGAGE AMOUNT :   243,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,736.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,418.20  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00030597843     MORTGAGORS: HENDERSON            BRIAN
                            HENDERSON            NANNETTE
 REGION CODE    ADDRESS   : 8506 OAK POINTE WAY
     01         CITY      : FAIRFAX STATION
                STATE/ZIP : VA  22039


MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    282,279.18  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,632.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030597918     MORTGAGORS: HUYNH                JEFFREY
                            VUONG                LOI
 REGION CODE    ADDRESS   : 2140 18TH AVENUE
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94116


MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,335.80  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,279.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.66100

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,481,050.00     P & I AMT:     14,229.41
UPB AMT:   1,456,155.20

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      35
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030598155     MORTGAGORS: HUARD                PAUL
                            HUARD                CAROLYN
 REGION CODE    ADDRESS   : 11201 FARMLAND DRIVE
     01         CITY      : ROCKVILLE
                STATE/ZIP : MD  20852


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,277.53  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,389.14  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 65.78900

 --------------------------------------------------------------------
00030598585     MORTGAGORS: BJEL                 IVAN
                            BJEL                 ESTELLA
 REGION CODE    ADDRESS   : 1228 CHAMPION FOREST COURT
     01         CITY      : WHEATON
                STATE/ZIP : IL  60187


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,502.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 79.41100

 --------------------------------------------------------------------
00030598650     MORTGAGORS: SMITH                JAMES
                            SMITH                BEVERLY
 REGION CODE    ADDRESS   : 448 HOLLOW DRIVE
     01         CITY      : EDMOND
                STATE/ZIP : OK  73003


MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    303,131.17  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,927.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030598692     MORTGAGORS: WITT                 ROBERT
                            WITT                 ANNE
 REGION CODE    ADDRESS   : 2329 TABLE ROCK COURT
     01         CITY      : ARLINGTON
                STATE/ZIP : TX  76006


MORTGAGE AMOUNT :   353,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    352,600.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,430.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030598775     MORTGAGORS: ENGLE                DAVID
                            HUANG                YEONGJEN
 REGION CODE    ADDRESS   : 45 GRANVILLE WAY
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94127


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    398,831.20  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,793.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 71.55600

 --------------------------------------------------------------------
00030599211     MORTGAGORS: HO                   HAI
                            NGUYEN               MYHUONG
 REGION CODE    ADDRESS   : 176 RAWLS PLACE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95139


MORTGAGE AMOUNT :   262,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    261,566.33  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,450.69  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 79.99600

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,839,950.00     P & I AMT:     17,494.14
UPB AMT:   1,835,406.81

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      36
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030599609     MORTGAGORS: ROSSI                ANTHONY
                            ROSSI                ELIZABETH
 REGION CODE    ADDRESS   : 7 PARTRIDGE DRIVE
     01         CITY      : BLAIRSTOWN
                STATE/ZIP : NJ  07825


MORTGAGE AMOUNT :   331,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    330,105.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,308.18  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 83.79700

 --------------------------------------------------------------------
00030599856     MORTGAGORS: NASR                 ANTHONY
                            NASR                 JULIE
 REGION CODE    ADDRESS   : 88 LAZY S LANE
     01         CITY      : CHICO
                STATE/ZIP : CA  95928


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    397,731.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,880.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 86.95600

 --------------------------------------------------------------------
00030600001     MORTGAGORS: PALMER               CHARLES
                            PALMER               LESLIE
 REGION CODE    ADDRESS   : 4570 COLONY POINT DRIVE
     01         CITY      : SUWANEE
                STATE/ZIP : GA  30174


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,468.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,619.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 65.85300

 --------------------------------------------------------------------
00030601082     MORTGAGORS: BERMAN               LARRY

 REGION CODE    ADDRESS   : 2 SOUTH 1 AVENUE
     01         CITY      : LAKE WORTH
                STATE/ZIP : FL  33460


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,830.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,463.11  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030601165     MORTGAGORS: MILLS                TRACY
                            MILLS                JULIE
 REGION CODE    ADDRESS   : 7152 BREWER RD
     01         CITY      : SEALY
                STATE/ZIP : TX  77474


MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    308,260.97  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,030.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 68.88800

 --------------------------------------------------------------------
00030602395     MORTGAGORS: BRONSON              JAN
                            BRONSON              MARLENE
 REGION CODE    ADDRESS   : 623 14TH STREET
     01         CITY      : SANTA MONICA
                STATE/ZIP : CA  90402


MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    372,801.31  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,556.69  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 31.91400

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,938,000.00     P & I AMT:     18,857.96
UPB AMT:   1,927,197.61

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      37
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030602403     MORTGAGORS: COURTIEN             JANE
                            COURTIEN             JAMES
 REGION CODE    ADDRESS   : 314 SPRING STREET
     01         CITY      : NEW SHOREHAM
                STATE/ZIP : RI  02807


MORTGAGE AMOUNT :   238,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,619.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,274.45  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 49.58300

 --------------------------------------------------------------------
00030602411     MORTGAGORS: CAUGHRAN             CARL
                            CAUGHMAN             KATHLEEN
 REGION CODE    ADDRESS   : 5756 LAGOON LANE NORTHWEST
     01         CITY      : GIG HARBOR
                STATE/ZIP : WA  98335


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    298,182.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,781.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 66.66660

 --------------------------------------------------------------------
00030602429     MORTGAGORS: TELLIARD             THOMAS
                            TRELLIARD            DEBORAH
 REGION CODE    ADDRESS   : 1939 ARROYO DRIVE
     01         CITY      : RIVERSIDE
                STATE/ZIP : CA  92506


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    298,182.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,781.04  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 75.11700

 --------------------------------------------------------------------
00030602866     MORTGAGORS: FRANCIA              EDGARDO
                            FRANCIA              MARIA
 REGION CODE    ADDRESS   : 1515 PUEBLA DRIVE
     01         CITY      : GLENDALE
                STATE/ZIP : CA  91207


MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    288,206.57  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,834.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.45200

 --------------------------------------------------------------------
00030603286     MORTGAGORS: SIENICKI             JAMES
                            SIENICKI             CHIRL
 REGION CODE    ADDRESS   : 5213 NORTH 36TH STREET
     01         CITY      : PHOENIX
                STATE/ZIP : AZ  85018


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,142.60  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,888.65  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 93.75000

 --------------------------------------------------------------------
00030603500     MORTGAGORS: TOOMEY               TOM

 REGION CODE    ADDRESS   : 2817 NE 26 CT
     01         CITY      : FORT LAUDERDALE
                STATE/ZIP : FL  33306


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    495,778.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,887.13  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 71.42800

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,928,000.00     P & I AMT:     18,446.85
UPB AMT:   1,916,111.57

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      38
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030603609     MORTGAGORS: DETERING             BECKY

 REGION CODE    ADDRESS   : 6 (AKA 17927) FOURSOME LANE
     01         CITY      : SUNRIVER
                STATE/ZIP : OR  97707


MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    253,553.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,473.86  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 77.27200

 --------------------------------------------------------------------
00030604342     MORTGAGORS: NIKITOVIC            RADOJE
                            NIKITOVIC            MILINA
 REGION CODE    ADDRESS   : 25660 EAGLE DRIVE
     01         CITY      : MUNDELEIN
                STATE/ZIP : IL  60060


MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,665.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,150.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 78.29100

 --------------------------------------------------------------------
00030604359     MORTGAGORS: NOVAK                JEFFREY
                            NOVAK                TAMMY
 REGION CODE    ADDRESS   : 1660 N. LASALLE DRIVE #4201
     01         CITY      : CHICAGO
                STATE/ZIP : IL  60614


MORTGAGE AMOUNT :   251,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,806.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,473.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030604383     MORTGAGORS: COALSON              DENNIS
                            COALSON              BARBARA
 REGION CODE    ADDRESS   : 315 KEYSTONE AVENUE
     01         CITY      : RIVER FOREST
                STATE/ZIP : IL  60305


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,422.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,647.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 77.46400

 --------------------------------------------------------------------
00030604532     MORTGAGORS: BARRON               RICHARD
                            BARRON               DEIRDRA
 REGION CODE    ADDRESS   : 93 WEST PLEASANT LAKE ROAD
     01         CITY      : NORTH OAKS
                STATE/ZIP : MN  55127


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,468.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,619.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030604862     MORTGAGORS: THOMAS               ROBERT
                            THOMAS               CONSTANCE
 REGION CODE    ADDRESS   : 764 SUNRISE CIRCLE
     01         CITY      : WOODLAND PARK
                STATE/ZIP : CO  80863


MORTGAGE AMOUNT :   273,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,835.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,674.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,544,800.00     P & I AMT:     15,039.42
UPB AMT:   1,536,752.39

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      39
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030604896     MORTGAGORS: RAE                  IAN
                            RAE                  CATHERINE
 REGION CODE    ADDRESS   : 592 DUNE ROAD
     01         CITY      : WESTHAMPTON
                STATE/ZIP : NY  11977


MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    319,144.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,221.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030605158     MORTGAGORS: SANDERS              R.
                            SANDERS              LURAYANNE
 REGION CODE    ADDRESS   : 4830 HART DRIVE
     01         CITY      : SAN DIEGO
                STATE/ZIP : CA  92116


MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    341,075.64  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,418.11  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030605182     MORTGAGORS: LEE                  Y.
                            LEE                  MARY
 REGION CODE    ADDRESS   : 1729 OVERTON PARK AVENUE
     01         CITY      : MEMPHIS
                STATE/ZIP : TN  38112


MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    219,385.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,150.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 77.19200

 --------------------------------------------------------------------
00030605588     MORTGAGORS: GLUCK                WILLIAM
                            GLUCK                MARGARET
 REGION CODE    ADDRESS   : 146 STEEPHILL ROAD
     01         CITY      : WESTON
                STATE/ZIP : CT  06880


MORTGAGE AMOUNT :   388,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    385,847.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,820.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 63.60600

 --------------------------------------------------------------------
00030605778     MORTGAGORS: BURKHARDT            THEODORE
                            GUIM                 IHNSOUK
 REGION CODE    ADDRESS   : 544 AVONWOOD ROAD
     01         CITY      : HAVERFORD
                STATE/ZIP : PA  19041


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,103.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,802.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 56.60300

 --------------------------------------------------------------------
00030605869     MORTGAGORS: FRALEY               STANLEY
                            FRALEY               HURI
 REGION CODE    ADDRESS   : 1417 SAN RAFAEL AVENUE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87122


MORTGAGE AMOUNT :   251,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,505.66  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,473.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,821,200.00     P & I AMT:     17,887.21
UPB AMT:   1,815,062.49

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      40
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030606511     MORTGAGORS: MC CUBBIN            DAVID
                            MC CUBBIN            PATRICIA
 REGION CODE    ADDRESS   : 4039 SOUTHWESTERN ST
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77005


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    398,844.06  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,822.61  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030606701     MORTGAGORS: MARCUS               GARY

 REGION CODE    ADDRESS   : 1 LOON LANE
     01         CITY      : SUNRIVER
                STATE/ZIP : OR  97707


MORTGAGE AMOUNT :   236,220.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,220.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,291.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 73.53800

 --------------------------------------------------------------------
00030607006     MORTGAGORS: DELLI CARPINI        FRANK
                            DELLI CARPINI        CATHERINE
 REGION CODE    ADDRESS   : 237 BRANCHVILLE ROAD
     01         CITY      : RIDGEFIELD
                STATE/ZIP : CT  06877


MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    468,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,642.94  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030607030     MORTGAGORS: HALBERT              RICHARD
                            RANSON               JANICE
 REGION CODE    ADDRESS   : 1610 N 127 STREET
     01         CITY      : OMAHA
                STATE/ZIP : NE  68154


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    251,287.74  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,444.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030607626     MORTGAGORS: BROOKS               KAREN
                            BROOKS               DANIEL
 REGION CODE    ADDRESS   : 28056 STATE HIGHWAY 189 #D
     01         CITY      : LAKE ARROWHEAD
                STATE/ZIP : CA  92352


MORTGAGE AMOUNT :   251,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,790.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,455.29  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030607634     MORTGAGORS: FALK                 ANTJE
                            GUENLEY              JOHN
 REGION CODE    ADDRESS   : 2686 CALICO COURT
     01         CITY      : MORGAN HILL
                STATE/ZIP : CA  95037


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,123.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,845.35  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 78.47400

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,907,420.00     P & I AMT:     18,502.62
UPB AMT:   1,903,266.06

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      41
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030608178     MORTGAGORS: BERTHOLET            RODNEY
                            BERTHOLET            KAREN
 REGION CODE    ADDRESS   : 1312 EAST MOUNTAIN VIEW AVENUE
     01         CITY      : GLENDORA
                STATE/ZIP : CA  91741


MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,320.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,245.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 77.04900

 --------------------------------------------------------------------
00030608327     MORTGAGORS: WILBUR               ANDREW
                            WILBUR               DEBRA
 REGION CODE    ADDRESS   : 329 EAST WITCHWOOD LANE
     01         CITY      : LAKE BLUFF
                STATE/ZIP : IL  60044


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,850.70  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 59.17100

 --------------------------------------------------------------------
00030609051     MORTGAGORS: YOON                 KYU
                            YOON                 CHOON
 REGION CODE    ADDRESS   : 1420 MAYHURST BOULEVARD
     01         CITY      : MC LEAN
                STATE/ZIP : VA  22102


MORTGAGE AMOUNT :   594,700.00  OPTION TO CONVERT :
UNPAID BALANCE :    592,962.29  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,640.43  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 69.99900

 --------------------------------------------------------------------
00030609150     MORTGAGORS: KATZMAN              DAVID
                            KATZMAN              MARY
 REGION CODE    ADDRESS   : 8403 BRITTANY PLACE
     01         CITY      : NIWOT
                STATE/ZIP : CO  80503


MORTGAGE AMOUNT :   412,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    412,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,057.13  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030609671     MORTGAGORS: RASMID               ZAFAR

 REGION CODE    ADDRESS   : 18 FORDHAM ROAD
     01         CITY      : LIVINGSTON
                STATE/ZIP : NJ  07039


MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    368,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,411.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030609796     MORTGAGORS: ZIMMERMAN            SUSANNE
                            CHIN                 DONOVAN
 REGION CODE    ADDRESS   : 9 WEBB STREET
     01         CITY      : LEXINGTON
                STATE/ZIP : MA  02173


MORTGAGE AMOUNT :   336,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    335,839.83  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,365.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,446,450.00     P & I AMT:     23,571.10
UPB AMT:   2,443,122.99

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      42
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030609846     MORTGAGORS: LYCAN                STEPHEN
                            LYCAN                REBECCA
 REGION CODE    ADDRESS   : 6526 PLANTATION DRIVE
     01         CITY      : BAYTOWN
                STATE/ZIP : TX  77520


MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    263,562.28  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,648.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 79.10400

 --------------------------------------------------------------------
00030610182     MORTGAGORS: ANDERSON             MARK
                            ANDERSON             HOLLY
 REGION CODE    ADDRESS   : 11412 ROTHSCHILD PLACE
     01         CITY      : DUBLIN
                STATE/ZIP : CA  94568


MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    321,079.73  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,100.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 79.50617

 --------------------------------------------------------------------
00030610448     MORTGAGORS: FABER                MARK
                            FABER                MARIA
 REGION CODE    ADDRESS   : 34 RIDGE ROAD
     01         CITY      : ROSELAND
                STATE/ZIP : NJ  07068


MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    297,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,816.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030610851     MORTGAGORS: HORNSTEIN            BRUCE
                            HORNSTEIN            DIXIE
 REGION CODE    ADDRESS   : 3809 BROOK ROAD
     01         CITY      : RICHMOND
                STATE/ZIP : VA  23227


MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    345,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,372.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 72.63100

 --------------------------------------------------------------------
00030611008     MORTGAGORS: RILEY                MICHAEL

 REGION CODE    ADDRESS   : 575 MEADOWS CREEK DRIVE
     01         CITY      : ALPHARETTA
                STATE/ZIP : GA  30202


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    222,903.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,053.95  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
LTV :                 64.10200

 --------------------------------------------------------------------
00030611446     MORTGAGORS: DORSETT              TIMOTHY
                            DORSETT              JUDY
 REGION CODE    ADDRESS   : 11305 HUNTOVER DRIVE
     01         CITY      : NORTH BETHESDA
                STATE/ZIP : MD  20852


MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    230,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,115.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
LTV :                 37.70400

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,684,000.00     P & I AMT:     16,107.82
UPB AMT:   1,679,545.68

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      43
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030611974     MORTGAGORS: INDELLICATE          CHERYL
                            INDELLICATE          JOHN
 REGION CODE    ADDRESS   : 31415 BECKY LANE
     01         CITY      : MAGNOLIA
                STATE/ZIP : TX  77355


MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    302,158.02  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,818.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030612956     MORTGAGORS: WILT                 WILLARD
                            SPAULDING            MICHELE
 REGION CODE    ADDRESS   : 8022 MIDDLEBURY DR
     01         CITY      : PASADENA
                STATE/ZIP : MD  21122


MORTGAGE AMOUNT :   214,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,115.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,021.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 94.98600

 --------------------------------------------------------------------
00030612964     MORTGAGORS: WILDMAN              PAUL
                            WILDMAN              ROCHELLE
 REGION CODE    ADDRESS   : 5201 MC KENSIE WAY
     01         CITY      : PLANO
                STATE/ZIP : TX  75093


MORTGAGE AMOUNT :   212,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    203,236.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     1,985.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/10
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 50.00000

 --------------------------------------------------------------------
00030613236     MORTGAGORS: SCHONFELD WARDEN     NANCY
                            SCHONFELD            KATHERINE
 REGION CODE    ADDRESS   : 728 WAXWING PLACE
     01         CITY      : DAVIS
                STATE/ZIP : CA  95616


MORTGAGE AMOUNT :   373,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    364,892.07  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,462.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030614457     MORTGAGORS: JACKSON              MICHAEL
                            JACKSON              INNESS
 REGION CODE    ADDRESS   : 14965 MEADOWS ROAD
     01         CITY      : WHITE CITY
                STATE/ZIP : OR  97503


MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    408,801.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,888.65  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 68.33300

 --------------------------------------------------------------------
00030614796     MORTGAGORS: NELSON               STEVEN
                            NELSON               ELIZABETH
 REGION CODE    ADDRESS   : 3701 MOON LARK COURT
     01         CITY      : AUSTIN
                STATE/ZIP : TX  78746


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    248,566.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,407.21  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,764,750.00     P & I AMT:     16,582.79
UPB AMT:   1,741,770.46

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      44
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030614812     MORTGAGORS: FELDMAN              RICHARD
                            FELDMAN              HILDY
 REGION CODE    ADDRESS   : 10 BRANDYWINE COURT
     01         CITY      : MANALAPAN
                STATE/ZIP : NJ  07726


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    258,707.38  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,522.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 66.83800

 --------------------------------------------------------------------
00030614820     MORTGAGORS: GOODMAN              JAMES
                            GOODMAN              YASMIN
 REGION CODE    ADDRESS   : 160 W. HARTWELL LANE
     01         CITY      : PHILADELPHIA
                STATE/ZIP : PA  19118


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    274,231.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,687.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 57.89400

 --------------------------------------------------------------------
00030614929     MORTGAGORS: O'GORMAN             LUCINDA
                            O'GORMAN             JAMES
 REGION CODE    ADDRESS   : 3312 LAKEBROOK DRIVE
     01         CITY      : PLANO
                STATE/ZIP : TX  70930


MORTGAGE AMOUNT :   332,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    331,528.43  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,153.60  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 70.00000

 --------------------------------------------------------------------
00030615355     MORTGAGORS: STACY                MARK
                            STACY                TINA
 REGION CODE    ADDRESS   : 9475 EAST LARKSPUR DRIVE
     01         CITY      : SCOTTSDALE
                STATE/ZIP : AZ  85260


MORTGAGE AMOUNT :   291,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    290,775.82  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,828.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030615363     MORTGAGORS: ANDERSON             JUSTIN
                            ANDERSON             JENNIFER
 REGION CODE    ADDRESS   : 638 MEADE DRIVE S.W.,
     01         CITY      : LEESBURG
                STATE/ZIP : VA  22075


MORTGAGE AMOUNT :   302,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,731.70  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,868.12  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030615389     MORTGAGORS: GAW                  STEPHEN
                            GAW                  SHIRLEY
 REGION CODE    ADDRESS   : 10235 SANTA CLARA AVENUE
     01         CITY      : CUPERTINO
                STATE/ZIP : CA  94086


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,297.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,598.57  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 59.09000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,721,500.00     P & I AMT:     16,659.52
UPB AMT:   1,714,271.93

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      45
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030616064     MORTGAGORS: GONZALEZ             JOHN
                            GONZALEZ             LAUREN
 REGION CODE    ADDRESS   : 4433 CLEARWATER HARBOR DR
     01         CITY      : LARGO
                STATE/ZIP : FL  34640


MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    234,690.74  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,323.99  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030616098     MORTGAGORS: CHALLEN              ROGER
                            CHALLEN              KAREN
 REGION CODE    ADDRESS   : 29 OAK HILL ROAD
     01         CITY      : SOUTHBOROUGH
                STATE/ZIP : MA  01745


MORTGAGE AMOUNT :   393,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    390,843.90  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,898.88  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 58.65600

 --------------------------------------------------------------------
00030616122     MORTGAGORS: PARHAM               JOSEPH

 REGION CODE    ADDRESS   : 89 GLEN RD UNIT NC-5
     01         CITY      : BROOKLINE
                STATE/ZIP : MA  02146


MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    254,611.03  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,558.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 89.98200

 --------------------------------------------------------------------
00030616130     MORTGAGORS: BENSON               STEVEN
                            BENSON               JANEIL
 REGION CODE    ADDRESS   : 7861 S. PHEASANT WOOD DR.
     01         CITY      : SALT LAKE CITY
                STATE/ZIP : UT  84121


MORTGAGE AMOUNT :   597,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    589,470.59  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,930.16  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00030616148     MORTGAGORS: REYNOLDS             DANIEL
                            REYNOLDS             CAROL
 REGION CODE    ADDRESS   : 12231 E. CORTEZ DRIVE
     01         CITY      : SCOTTSDALE
                STATE/ZIP : AZ  85259


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    349,032.58  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,446.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 65.42000

 --------------------------------------------------------------------
00030616163     MORTGAGORS: GAFFNEY              DAVID
                            GAFFNEY              LORRIE
 REGION CODE    ADDRESS   : 8653 SOUTH OAK VALLEY DRIVE
     01         CITY      : SANDY
                STATE/ZIP : UT  84093


MORTGAGE AMOUNT :   219,950.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,674.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,101.96  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 79.99600

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,052,700.00     P & I AMT:     20,260.17
UPB AMT:   2,037,323.35

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      46
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030616221     MORTGAGORS: LIBERTY              LARRY

 REGION CODE    ADDRESS   : 2120 SHELFIELD DRIVE
     01         CITY      : CARMICHAEL
                STATE/ZIP : CA  95608


MORTGAGE AMOUNT :   303,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    302,018.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,881.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 77.89700

 --------------------------------------------------------------------
00030616239     MORTGAGORS: FOSTER               MITCHELL
                            FOSTER               CAROLYN
 REGION CODE    ADDRESS   : 6499 STONE ROAD
     01         CITY      : MEDINA
                STATE/ZIP : OH  44256


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    239,068.13  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,381.00  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 76.19000

 --------------------------------------------------------------------
00030617807     MORTGAGORS: ECONOMOS             NICHOLAS

 REGION CODE    ADDRESS   : 4305 NW 24TH WAY
     01         CITY      : BOCA RATON
                STATE/ZIP : FL  33431


MORTGAGE AMOUNT :   380,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    376,156.41  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,530.07  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 29.86600

 --------------------------------------------------------------------
00030617815     MORTGAGORS: CHEN                 RICHARD
                            CHEN                 MEI-HWA
 REGION CODE    ADDRESS   : 12542 WOODSIDE DRIVE
     01         CITY      : SARATOGA
                STATE/ZIP : CA  95070


MORTGAGE AMOUNT :   315,800.00  OPTION TO CONVERT :
UNPAID BALANCE :    312,271.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,109.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 58.93900

 --------------------------------------------------------------------
00030617823     MORTGAGORS: STRONGE              JAMES
                            STRONGE              TERESA
 REGION CODE    ADDRESS   : 417 YORKSHIRE DRIVE
     01         CITY      : WILLIAMSBURG
                STATE/ZIP : VA  23185


MORTGAGE AMOUNT :   334,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    331,615.15  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,149.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030617831     MORTGAGORS: NGUYEN               JENNICA
                            PHAN                 CALVIN
 REGION CODE    ADDRESS   : 576 CLYDE COURT
     01         CITY      : MILPITAS
                STATE/ZIP : CA  95035


MORTGAGE AMOUNT :   217,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,460.63  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,046.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 49.98800

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,792,400.00     P & I AMT:     17,098.12
UPB AMT:   1,776,590.25

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      47
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030617856     MORTGAGORS: PARK                 CHUN
                            PARK                 KELLIE
 REGION CODE    ADDRESS   : 5421 LIGURIAN DRIVE
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95138


MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    293,388.17  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,807.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 59.67700

 --------------------------------------------------------------------
00030617864     MORTGAGORS: ABUJBARA             NABIL
                            SHEHADEH             RANA
 REGION CODE    ADDRESS   : 4 DEERWOOD EAST
     01         CITY      : IRVINE
                STATE/ZIP : CA  92714


MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,025.48  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,390.10  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030617880     MORTGAGORS: GINSBURG             DAVID
                            GINSBURG             DEBORAH
 REGION CODE    ADDRESS   : 2052 SPRING ROSE STREET
     01         CITY      : LAS VEGAS
                STATE/ZIP : NV  89134


MORTGAGE AMOUNT :   229,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    226,384.17  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,221.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.69236

 --------------------------------------------------------------------
00030617906     MORTGAGORS: OVERBY               KIRK
                            OVERBY               LINDA
 REGION CODE    ADDRESS   : 329 ROSE PETAL COURT
     01         CITY      : HENDERSON
                STATE/ZIP : NV  89012


MORTGAGE AMOUNT :   239,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,771.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,272.49  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 79.99800

 --------------------------------------------------------------------
00030617914     MORTGAGORS: KLEPPE               JOHN
                            KLEPPE               JULIANNA
 REGION CODE    ADDRESS   : 1026 CATHEDRAL ROAD
     01         CITY      : SOUTH LAKE TAHOE
                STATE/ZIP : CA  96150


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    345,823.55  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,294.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 55.03144

 --------------------------------------------------------------------
00030617930     MORTGAGORS: LAMMY                JAMES

 REGION CODE    ADDRESS   : 6717 EAST SOLANO DRIVE
     01         CITY      : PARADISE VALLEY
                STATE/ZIP : AZ  85253


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,728.75  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,728.23  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 64.70500

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,641,600.00     P & I AMT:     15,714.34
UPB AMT:   1,624,121.98

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      48
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030617948     MORTGAGORS: DUNBAR               CHARLES
                            DUNBAR               MARY
 REGION CODE    ADDRESS   : 56 VINCENZA COURT
     01         CITY      : DANVILLE
                STATE/ZIP : CA  94526


MORTGAGE AMOUNT :   234,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,640.44  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,173.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 58.16900

 --------------------------------------------------------------------
00030617955     MORTGAGORS: BADER                SCOTT

 REGION CODE    ADDRESS   : 28832 PALISADES DRIVE
     01         CITY      : LAKE ARROWHEAD
                STATE/ZIP : CA  92352


MORTGAGE AMOUNT :   307,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    304,399.20  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,847.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030617989     MORTGAGORS: DAVIS                DAVID
                            DAVIS                ANITA
 REGION CODE    ADDRESS   : 1501 UNRUH LANE
     01         CITY      : HARLLESVILLE
                STATE/ZIP : PA  19438


MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    348,965.95  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,294.47  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 79.54500

 --------------------------------------------------------------------
00030621007     MORTGAGORS: TATLER               E
                            CAMPBELL             DANIEL
 REGION CODE    ADDRESS   : 42 VANSANT ROAD
     01         CITY      : UPER MAKEFIELD TOWNSHIP
                STATE/ZIP : PA  18938


MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    282,344.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,601.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
LTV :                 79.16600

 --------------------------------------------------------------------
00030621015     MORTGAGORS: CASHATT              RONALD
                            CASHATT              KATHY
 REGION CODE    ADDRESS   : 1168 NC HWY 62 WEST
     01         CITY      : HIGHPOINT
                STATE/ZIP : NC  27263


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    298,317.09  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,932.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030621023     MORTGAGORS: JOHNSTON             F
                            JOHNSTON             MIMI
 REGION CODE    ADDRESS   : 1501 WOODWARD COURT
     01         CITY      : BRENTWOOD
                STATE/ZIP : TN  37027


MORTGAGE AMOUNT :   273,350.00  OPTION TO CONVERT :
UNPAID BALANCE :    271,067.23  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,691.79  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 79.99100

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,750,050.00     P & I AMT:     16,541.84
UPB AMT:   1,736,734.58

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      49
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030621049     MORTGAGORS: RODRIGUEZ            NORBERTO
                            RODRIGUEZ            JOAN
 REGION CODE    ADDRESS   : 2830 N GEYER ROAD
     01         CITY      : ST LOUIS
                STATE/ZIP : MO  63131


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    272,652.14  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,667.89  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 46.61000

 --------------------------------------------------------------------
00030621056     MORTGAGORS: KOCH                 JAMES
                            KOCH                 KATHLEEN
 REGION CODE    ADDRESS   : 4429 KENDALE ROAD
     01         CITY      : HIGH POINT
                STATE/ZIP : NC  27265


MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    416,414.19  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,074.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 67.20000

 --------------------------------------------------------------------
00030621213     MORTGAGORS: TOY                  KINCAID
                            MCDONALD-TOY         JOYCE
 REGION CODE    ADDRESS   : 20 BLACK LOG ROAD
     01         CITY      : KENTFIELD
                STATE/ZIP : CA  94904


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,422.78  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,647.93  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 54.45500

 --------------------------------------------------------------------
00030622666     MORTGAGORS: LE                   CHINH
                            LE                   ANH
 REGION CODE    ADDRESS   : 565 CLYDE COURT
     01         CITY      : MILPITAS
                STATE/ZIP : CA  95035


MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    336,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,259.68  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.82200

 --------------------------------------------------------------------
00030623144     MORTGAGORS: TUCKER               JEFFREY
                            TUCKER               ALYCE
 REGION CODE    ADDRESS   : 4 THE PINES
     01         CITY      : ROSLYN ESTATES
                STATE/ZIP : NY  11576


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,588.51  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 47.04800

 --------------------------------------------------------------------
00030623409     MORTGAGORS: CHIOU                JEFFREY
                            HO                   JOANNA
 REGION CODE    ADDRESS   : 2 ZOLA COURT
     01         CITY      : IRVINE
                STATE/ZIP : CA  92715


MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    303,150.29  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,971.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 79.89800

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,885,000.00     P & I AMT:     18,209.98
UPB AMT:   1,876,639.40

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      50
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030623417     MORTGAGORS: MILLER               MICHAEL
                            MILLER               PAULA
 REGION CODE    ADDRESS   : 810 TULANE DR
     01         CITY      : MOUNTAIN VIEW
                STATE/ZIP : CA  94040


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    268,468.49  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,619.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 56.84200

 --------------------------------------------------------------------
00030623458     MORTGAGORS: LEHRBAUM             RICHARD
                            LEHRBAUM             HARRIET
 REGION CODE    ADDRESS   : 596 N CALIFORNIA AVE
     01         CITY      : PALO ALTO
                STATE/ZIP : CA  94301


MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    646,433.93  ANNUAL RATE ADJUST:
MONTHLY P&I     :     6,448.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.36500

 --------------------------------------------------------------------
00030623482     MORTGAGORS: MATSUYAMA            TADASHI
                            MATSUYAMA            TAKAKO
 REGION CODE    ADDRESS   : 929 LAUREL AVE
     01         CITY      : SAN MATEO
                STATE/ZIP : CA  94401


MORTGAGE AMOUNT :   283,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    282,217.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,786.82  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 76.48600

 --------------------------------------------------------------------
00030623508     MORTGAGORS: SINGLETON            RICHARD
                            SINGLETON            SIBYL
 REGION CODE    ADDRESS   : 2130 ROCKY RIDGE RD
     01         CITY      : MORGAN HILL
                STATE/ZIP : CA  95037


MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    290,325.27  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,811.62  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030623631     MORTGAGORS: GARDNER              JACK
                            GARDNER              ROSALIE
 REGION CODE    ADDRESS   : 13360 S. CLIFFSIDE DRIVE
     01         CITY      : MULINO
                STATE/ZIP : OR  97042


MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    231,249.69  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,150.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030624357     MORTGAGORS: NADER                CHRISTOPHER
                            NADER                MARY
 REGION CODE    ADDRESS   : 5 NATHAN STONE ROAD
     01         CITY      : SOUTHBOROUGH
                STATE/ZIP : MA  01772


MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    307,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,978.34  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 79.94700

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,034,000.00     P & I AMT:     19,795.36
UPB AMT:   2,025,695.14

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      51
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030624795     MORTGAGORS: BAZIS                ALBERT
                            BAZIS                JOYCE
 REGION CODE    ADDRESS   : 5961 TEMPLE DRIVE
     01         CITY      : PLANO
                STATE/ZIP : TX  75093


MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    330,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,177.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 70.27661

 --------------------------------------------------------------------
00030625032     MORTGAGORS: MALLE                FRANK
                            MALLE                MARGARET
 REGION CODE    ADDRESS   : 3319 BRIDGEGATE DR.
     01         CITY      : JUPITER
                STATE/ZIP : FL  33477


MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    393,387.42  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,968.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 42.10500

 --------------------------------------------------------------------
00030625289     MORTGAGORS: KERNAGHAN            MICHAEL
                            KERNAGHAN            JOAN
 REGION CODE    ADDRESS   : 18302 RIVER OAKS DRIVE
     01         CITY      : JUPITER
                STATE/ZIP : FL  33458


MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,166.43  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 77.19200

 --------------------------------------------------------------------
00030625974     MORTGAGORS: KIM                  IN
                            KIM                  YUN
 REGION CODE    ADDRESS   : 22997 CRICKET HILL ROAD
     01         CITY      : CUPERTINO
                STATE/ZIP : CA  95014


MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    229,342.66  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,214.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 74.19300

 --------------------------------------------------------------------
00030626097     MORTGAGORS: FIORI                DODD

 REGION CODE    ADDRESS   : 7230 KINGBURY ROAD
     01         CITY      : TEMPLETON
                STATE/ZIP : CA  93465


MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    311,118.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,026.84  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030627012     MORTGAGORS: SILLERS              COLIN
                            SILLERS              PHYLLIS
 REGION CODE    ADDRESS   : 4314 DAVIDSON AVENUE
     01         CITY      : ATLANTA
                STATE/ZIP : GA  30319


MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    311,078.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,936.78  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 47.70642

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,804,000.00     P & I AMT:     17,490.53
UPB AMT:   1,794,926.46

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      52
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030627129     MORTGAGORS: SCHMIDT              DANIEL
                            SCHMIDT              JULIE
 REGION CODE    ADDRESS   : 1033 SUFFIELD
     01         CITY      : BIRMINGHAM
                STATE/ZIP : MI  48009


MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,197.39  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,373.44  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
LTV :                 58.47900

 --------------------------------------------------------------------
00030627400     MORTGAGORS: SQUIRES              LIZA

 REGION CODE    ADDRESS   : 6330 REDINGTON DRIVE
     01         CITY      : ADA
                STATE/ZIP : MI  49301


MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    259,535.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,551.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030627582     MORTGAGORS: GARCIA               STEVEN
                            GARCIA               ELIZABETH
 REGION CODE    ADDRESS   : 6552 CRESCENT LAKE DRIVE
     01         CITY      : LAKELAND
                STATE/ZIP : FL  33813


MORTGAGE AMOUNT :   262,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    261,624.76  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,469.91  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030629091     MORTGAGORS: WHEELOCK             DAVID
                            WHEELOCK             KAREN
 REGION CODE    ADDRESS   : 219 BRIAR HILL DRIVE
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77042


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    279,154.37  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,595.63  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030629224     MORTGAGORS: RYCKMAN              DOUGLAS
                            RYCKMAN              KRISTEN
 REGION CODE    ADDRESS   : 4902 ST. CROIX DRIVE
     01         CITY      : TAMPA
                STATE/ZIP : FL  33629


MORTGAGE AMOUNT :   540,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    540,750.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,324.98  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 70.00000

 --------------------------------------------------------------------
00030630172     MORTGAGORS: ELTINK               THEODORE
                            ELTINK               KATHRYN
 REGION CODE    ADDRESS   : 12037 ROYAL LYTHAM COURT
     01         CITY      : CHARLOTTE
                STATE/ZIP : NC  28277


MORTGAGE AMOUNT :   267,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    266,253.71  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,609.73  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 78.52941

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,871,150.00     P & I AMT:     17,924.77
UPB AMT:   1,866,516.10

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      53
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030630917     MORTGAGORS: SHARMA               RALPH

 REGION CODE    ADDRESS   : 517 NAUGHRIGHT ROAD
     01         CITY      : WASHINGTON TOWNSHIP
                STATE/ZIP : NJ  07853


MORTGAGE AMOUNT :   295,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    295,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,950.37  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030630941     MORTGAGORS: WRIGHT               P
                            WRIGHT               SHARON
 REGION CODE    ADDRESS   : 6616 BRIARCLIFF NE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87109


MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    238,623.52  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,310.92  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030630958     MORTGAGORS: FINE                 MICHAEL
                            FINE                 SHERRY
 REGION CODE    ADDRESS   : 4803 E 113TH PLACE SO
     01         CITY      : TULSA
                STATE/ZIP : OK  74137


MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    275,855.16  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,655.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030630966     MORTGAGORS: PACHELLI             ANTHONY
                            PACHELLI             TERRI
 REGION CODE    ADDRESS   : 11200 SAN RAFAEL AVENUE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87122


MORTGAGE AMOUNT :   560,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    553,461.66  ANNUAL RATE ADJUST:
MONTHLY P&I     :     5,351.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 57.43500

 --------------------------------------------------------------------
00030630974     MORTGAGORS: DORSEY               JOHN
                            DORSEY               NANCY
 REGION CODE    ADDRESS   : 721 HILLENKAMP
     01         CITY      : ST CHARLES
                STATE/ZIP : MO  63004


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,180.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,976.25  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 58.25200

 --------------------------------------------------------------------
00030630982     MORTGAGORS: STORRS               BRUCE
                            STORRS               KATHLEEN
 REGION CODE    ADDRESS   : 12515 CRESTED MOSS NE
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87122


MORTGAGE AMOUNT :   315,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    314,328.77  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,103.90  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,990,400.00     P & I AMT:     19,348.76
UPB AMT:   1,976,649.11

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      54
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030631196     MORTGAGORS: ENG                  ANDREY
                            ENG                  VICKIE
 REGION CODE    ADDRESS   : 20815 PASEO DE LA RAMBLA
     01         CITY      : YORBA LINDA
                STATE/ZIP : CA  92687


MORTGAGE AMOUNT :   383,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    383,200.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,745.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030631204     MORTGAGORS: CARTER               JOHN
                            CARTER               CAROL
 REGION CODE    ADDRESS   : 812 LAKE HAVEN COURT
     01         CITY      : HIGHLAND VILLAGE
                STATE/ZIP : TX  75067


MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    448,728.11  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,365.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 55.93500

 --------------------------------------------------------------------
00030631212     MORTGAGORS: WHALEN               PATRICK
                            WHALEN               KATHLEEN
 REGION CODE    ADDRESS   : 1848 PORT ASHLEY PLACE
     01         CITY      : NEWPORT BEACH
                STATE/ZIP : CA  92660


MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    320,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,151.17  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 39.16700

 --------------------------------------------------------------------
00030631220     MORTGAGORS: SMITH                DAVID
                            SMITH                CAREY
 REGION CODE    ADDRESS   : 4912 162ND COURT NE
     01         CITY      : REDMOND
                STATE/ZIP : WA  98052


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    249,308.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,461.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 63.29100

 --------------------------------------------------------------------
00030631238     MORTGAGORS: GOLDSTON             OLAN

 REGION CODE    ADDRESS   : 10024 MASTERS DRIVE N.E.
     01         CITY      : ALBUQUERQUE
                STATE/ZIP : NM  87111


MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    498,633.34  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,960.41  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 79.36500

 --------------------------------------------------------------------
00030631287     MORTGAGORS: LEVIN                GARRETT
                            LEVIN                SYLVIA
 REGION CODE    ADDRESS   : 1119 CERRITO FELIZ LANE
     01         CITY      : EL PASO
                STATE/ZIP : TX  79912


MORTGAGE AMOUNT :   239,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    236,959.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,318.64  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 68.28500

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   2,142,200.00     P & I AMT:     21,003.21
UPB AMT:   2,136,829.93

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      55
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030631303     MORTGAGORS: APPELBLATT           GARY
                            APPELBLATT           N.H.
 REGION CODE    ADDRESS   : 2701 AZALEA RD
     01         CITY      : SACRAMENTO
                STATE/ZIP : CA  95864


MORTGAGE AMOUNT :   313,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    311,347.98  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,901.71  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/06
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 44.71400

 --------------------------------------------------------------------
00030632012     MORTGAGORS: WALSH                ROBERT
                            WALSH                ROBIN
 REGION CODE    ADDRESS   : 27549 GRAYS SHOP RD
     01         CITY      : NEWSOMS
                STATE/ZIP : VA  23874


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    225,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,215.67  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030632681     MORTGAGORS: MC PHERSON           GARY
                            MC PHERSON           SUE
 REGION CODE    ADDRESS   : 1521 SHAY ROAD
     01         CITY      : BIG BEAR CITY
                STATE/ZIP : CA  92314


MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    224,385.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,232.19  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 59.21000

 --------------------------------------------------------------------
00030633275     MORTGAGORS: HAMRAH               MEHRDAD
                            BLANCHARD            MARY
 REGION CODE    ADDRESS   : 6045 RUNNING SPRINGS ROAD
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95135


MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,317.54  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 50.65400

 --------------------------------------------------------------------
00030633481     MORTGAGORS: WOLFORD              DALE
                            WOLFORD              JACQUELINE
 REGION CODE    ADDRESS   : 3500 TUSKAWILLA ROAD SO.
     01         CITY      : OVIEDO
                STATE/ZIP : FL  32765


MORTGAGE AMOUNT :   292,638.01  OPTION TO CONVERT :
UNPAID BALANCE :    291,014.54  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,881.72  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 55.21400

 --------------------------------------------------------------------
00030634604     MORTGAGORS: HOWARD               STEPHEN
                            HOWARD               RENEE
 REGION CODE    ADDRESS   : 892 COUNTRY CLUB DRIVE
     01         CITY      : BURBANK
                STATE/ZIP : CA  91501


MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    360,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,545.06  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,665,638.01     P & I AMT:     17,093.89
UPB AMT:   1,661,747.52

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      56
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030635429     MORTGAGORS: DUBIN                JEFFREY
                            RACOOSIN             JUDITH
 REGION CODE    ADDRESS   : 10704 LADY SLIPPER TERRACE
     01         CITY      : NORTH BETHESDA
                STATE/ZIP : MD  20852


MORTGAGE AMOUNT :   321,750.00  OPTION TO CONVERT :
UNPAID BALANCE :    319,945.08  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,144.87  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00030635817     MORTGAGORS: BANKS                UGOALA
                            CHI-HI KIM           KATHLEEN
 REGION CODE    ADDRESS   : 14309 LAYHILL VALLEY COURT
     01         CITY      : SILVER SPRING
                STATE/ZIP : MD  20906


MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    322,036.85  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,003.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030636765     MORTGAGORS: KARNES               ROSTON
                            KARNES               CATHERINE
 REGION CODE    ADDRESS   : 3601 REINOSO COURT
     01         CITY      : SAN JOSE
                STATE/ZIP : CA  95136


MORTGAGE AMOUNT :   215,200.00  OPTION TO CONVERT :
UNPAID BALANCE :    214,618.36  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,150.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030638456     MORTGAGORS: FUSON                JACK
                            FUSON                EVELYN
 REGION CODE    ADDRESS   : 1255 CHANDLER RD
     01         CITY      : LAKE OSWEGO
                STATE/ZIP : OR  97034


MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    302,181.05  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,028.33  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 69.97600

 --------------------------------------------------------------------
00030638662     MORTGAGORS: BONASERA             THOMAS
                            BONASERA             KATHLEEN
 REGION CODE    ADDRESS   : S 1050 MEADOWBROOK ACRES RD
     01         CITY      : COEUR D' ALENE
                STATE/ZIP : ID  83814


MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    269,236.87  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,619.38  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 59.34000

 --------------------------------------------------------------------
00030638688     MORTGAGORS: JONES                WILLIAM
                            JONES                PATRICIA
 REGION CODE    ADDRESS   : 13247 BINNACLE WAY
     01         CITY      : GALVESTON
                STATE/ZIP : TX  77554


MORTGAGE AMOUNT :   267,650.00  OPTION TO CONVERT :
UNPAID BALANCE :    266,910.20  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,635.66  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.50000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
LTV :                 76.47100

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,701,600.00     P & I AMT:     16,582.57
UPB AMT:   1,694,928.41

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      57
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030638696     MORTGAGORS: SANDIFER             C.
                            SANDIFER             THERESA
 REGION CODE    ADDRESS   : 3 JUNIPER ROAD
     01         CITY      : NEWTOWN
                STATE/ZIP : CT  06470


MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    260,270.48  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,551.08  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 75.00000

 --------------------------------------------------------------------
00030638704     MORTGAGORS: MIDDLEKAUFF          RICHARD
                            MIDDLEKAUFF          BARBARA
 REGION CODE    ADDRESS   : 1621 LAKESIDE CIRCLE
     01         CITY      : PARK CITY
                STATE/ZIP : UT  84060


MORTGAGE AMOUNT :   284,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    283,622.65  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,821.48  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 90.00000

 --------------------------------------------------------------------
00030638712     MORTGAGORS: TREER                LEONID
                            BURGANGER-TREER      JUDITH
 REGION CODE    ADDRESS   : 2898 NW 26 ST
     01         CITY      : BOCA RATON
                STATE/ZIP : FL  33434


MORTGAGE AMOUNT :   218,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    218,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,178.80  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030638738     MORTGAGORS: OEN                  YU
                            OEN                  SHIRLEY
 REGION CODE    ADDRESS   : 26 PLEASANT VALLEY WAY
     01         CITY      : WEST WINDSOR
                STATE/ZIP : NJ  08550


MORTGAGE AMOUNT :   265,600.00  OPTION TO CONVERT :
UNPAID BALANCE :    264,840.91  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,557.42  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 69.99100

 --------------------------------------------------------------------
00030638753     MORTGAGORS: SPARKS               TIMOTHY
                            SPARKS               KAREN
 REGION CODE    ADDRESS   : 19562 VIA MONTE DRIVE
     01         CITY      : SARATOGA
                STATE/ZIP : CA  95070


MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    425,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     4,061.52  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
LTV :                 58.21900

 --------------------------------------------------------------------
00030638761     MORTGAGORS: CORNMAN              ROBERT
                            CORNMAN              NASEALIA
 REGION CODE    ADDRESS   : 150 ROUNDHILL ROAD
     01         CITY      : TIBURON
                STATE/ZIP : CA  94920


MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    410,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,800.76  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
LTV :                 51.25000

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,864,000.00     P & I AMT:     17,971.06
UPB AMT:   1,861,734.04

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      58
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030639926     MORTGAGORS: KNISKA               JOHN
                            KNISKA               BONNIE
 REGION CODE    ADDRESS   : 9011 WHISTLING SWAN ROAD
     01         CITY      : CHESTERFIELD
                STATE/ZIP : VA  23832


MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,491.26  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,728.23  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.62500  MATURITY DATE     :   07/01/11
CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
LTV :                 63.95300

 --------------------------------------------------------------------
00030640163     MORTGAGORS: CHING                MUNSON
                            CHING                DORIS
 REGION CODE    ADDRESS   : 75 SHORE VIEW AVENUE
     01         CITY      : SAN FRANCISCO
                STATE/ZIP : CA  94121


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,113.67  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,823.83  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 46.15300

 --------------------------------------------------------------------
00030640197     MORTGAGORS: KHAKI                FARSHID
                            ZAMANI               FARKHONDEH
 REGION CODE    ADDRESS   : 2206 AIRLINE DRIVE
     01         CITY      : FRIENDSWOOD
                STATE/ZIP : TX  77546


MORTGAGE AMOUNT :   242,400.00  OPTION TO CONVERT :
UNPAID BALANCE :    241,707.22  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,334.03  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030640205     MORTGAGORS: PARKER               WAYNE
                            PARKER               SANDRA
 REGION CODE    ADDRESS   : 3155 LANCASTER LANE
     01         CITY      : PORT NECHES
                STATE/ZIP : TX  77651


MORTGAGE AMOUNT :   282,150.00  OPTION TO CONVERT :
UNPAID BALANCE :    282,150.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,757.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 63.12000

 --------------------------------------------------------------------
00030640239     MORTGAGORS: GOMEZ-VAZQUEZ        JOSE
                            GOMEZ-VAZQUEZ        LAURA
 REGION CODE    ADDRESS   : 119 SUNSET DRIVE
     01         CITY      : LAREDO
                STATE/ZIP : TX  78041


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,161.47  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,932.28  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.37500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
LTV :                 50.00000

 --------------------------------------------------------------------
00030640247     MORTGAGORS: ACKERSON             SCOTT
                            ACKERSON             CATHERINE
 REGION CODE    ADDRESS   : 28641 CRESTRIDGE ROAD
     01         CITY      : RANCHO PALOS VERDES
                STATE/ZIP : CA  90275


MORTGAGE AMOUNT :   394,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    393,372.51  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,798.58  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.12500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
LTV :                 63.73100

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,794,050.00     P & I AMT:     17,374.76
UPB AMT:   1,788,996.13

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      59
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030640338     MORTGAGORS: KAPGAN               MICHAEL
                            KAPGAN               GALINA
 REGION CODE    ADDRESS   : 1419 ST. KITTS LANE
     01         CITY      : FOSTER CITY
                STATE/ZIP : CA  94404


MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    315,056.07  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,951.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030642326     MORTGAGORS: MACGREGOR            DONALD

 REGION CODE    ADDRESS   : 140 WHITTIER AVE
     01         CITY      : SAN RAFAEL
                STATE/ZIP : CA  94903


MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    273,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,728.50  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 78.00000

 --------------------------------------------------------------------
00030642359     MORTGAGORS: SELVA                MANUEL
                            SELVA                JUDITH
 REGION CODE    ADDRESS   : 29 NOTCH ROAD
     01         CITY      : SIMSBURY
                STATE/ZIP : CT  06070


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,103.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,802.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 80.00000

 --------------------------------------------------------------------
00030642573     MORTGAGORS: STAVINOHA            DENNIS
                            STAVINOHA            MARSI
 REGION CODE    ADDRESS   : 12434 MOSSYCUP DRIVE
     01         CITY      : HOUSTON
                STATE/ZIP : TX  77024


MORTGAGE AMOUNT :   210,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    209,432.40  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,098.85  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.75000  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
LTV :                 67.74100

 --------------------------------------------------------------------
00030644231     MORTGAGORS: TROUTMAN             DAVID
                            TROUTMAN             NORMA
 REGION CODE    ADDRESS   : 8815 SHIPWATCH DRIVE
     01         CITY      : WILMINGTON
                STATE/ZIP : NC  28412


MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    220,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,086.59  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
LTV :                 72.13100

 --------------------------------------------------------------------
00030645436     MORTGAGORS: BECKER               WILLIAM
                            BECKER               KATHARINE
 REGION CODE    ADDRESS   : 48 LEDYARD ROAD
     01         CITY      : WEST HARTFORD
                STATE/ZIP : CT  06103


MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    299,103.86  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,802.39  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/11
CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
LTV :                 28.84600

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    6
LOAN AMT:   1,619,000.00     P & I AMT:     15,470.57
UPB AMT:   1,615,696.19

1GECAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
                                              ISSUE DATE: 09/01/96
 .O. BOX 5260                   TMS AG00049614A5  00 01 03 10
                                                  PAGE:      60
 CHERRY HILL, N.J. 08034
 (800) 257-7818


0--------------------------------------------------------------------
00030646608     MORTGAGORS: SIMAAN               WALID

 REGION CODE    ADDRESS   : 11 BEACON HEATH
     01         CITY      : FARMINGTON
                STATE/ZIP : CT  06032


MORTGAGE AMOUNT :   215,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    215,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,085.81  OUTSIDE CONV DATE :
LIFETIME RATE   :      8.25000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
LTV :                 67.39800

 --------------------------------------------------------------------
00030646897     MORTGAGORS: BURGER               RICHARD
                            BURGER               CYNTHIA
 REGION CODE    ADDRESS   : 386 NORTH AHWAHNEE ROAD
     01         CITY      : LAKE FOREST
                STATE/ZIP : IL  60045


MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
UNPAID BALANCE :    410,000.00  ANNUAL RATE ADJUST:
MONTHLY P&I     :     3,859.24  OUTSIDE CONV DATE :
LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/11
CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
LTV :                 57.74600

 --------------------------------------------------------------------
00892962713     MORTGAGORS: SMITH                HENRY

 REGION CODE    ADDRESS   : 145     NORTHGATE DRIVE
     03         CITY      : CAMP HILL
                STATE/ZIP : PA  17011


MORTGAGE AMOUNT :   287,500.00  OPTION TO CONVERT :
UNPAID BALANCE :    237,568.50  ANNUAL RATE ADJUST:
MONTHLY P&I     :     2,880.53  OUTSIDE CONV DATE :
LIFETIME RATE   :      6.50000  MATURITY DATE     :   12/01/05
CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
LTV :                 79.63989

 --------------------------------------------------------------------
-**** PAGE TOTALS *****     NUM OF LOANS:    3
LOAN AMT:     912,500.00     P & I AMT:      8,825.58
UPB AMT:     862,568.50
0                TOTAL      NUM OF LOANS:  357
LOAN AMT: 111,493,613.01     P & I AMT:  1,076,834.89
UPB AMT: 110,564,010.81

                             EXHIBIT D

                  FORM OF SERVICER'S CERTIFICATE


                     ----------------,  ------
                           (month)      (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                          Series 1996-14


           Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

      A.  Mortgage Loan Information:

           (1) Aggregate Scheduled Monthly            Pool 1     Pool 2
                 Payments:
                     (a) Principal                  $________  $________
                     (b) Interest                   $________  $________
                     (c) Total                      $________  $________

           (2) Aggregate Monthly Payments
                 received and Monthly Advances
                 made this Month:
                     (a) Principal                  $________  $________
                     (b) Interest                   $________  $________
                     (c) Total                      $________  $________

           (3)   Aggregate Principal Prepayments in part received
                 and applied in the applicable Prepayment Period:
                     (a) Principal                  $________  $________
                     (b) Interest                   $________  $________
                     (c) Total                      $________  $________

           (4) Aggregate Principal Prepayments        Pool 1     Pool 2
                 in full received in
                 the applicable Prepayment
                 Period:
                     (a) Principal                  $________  $________
                     (b) Interest                   $________  $________
                     (c) Total                      $________  $________

           (5) Aggregate Insurance Proceeds
                 (including purchases of
                 Mortgage Loans by primary
                 mortgage insurers) for
                 prior month:
                     (a) Principal                  $________  $________
                     (b) Interest                   $________  $________
                     (c) Total                      $________  $________

           (6) Aggregate Liquidation
                 Proceeds for prior month:
                     (a) Principal                  $________  $________
                     (b) Interest                   $________  $________
                     (c) Total                      $________  $________

           (7) Aggregate Purchase Prices for
                 Defaulted and Modified
                 Mortgage Loans:
                     (a) Principal                  $________  $________
                     (b) Interest                   $________  $________
                     (c) Total                      $________  $________

           (8) Aggregate Purchase Prices
                 (and substitution adjustments)
                 for Defective Mortgage Loans:
                     (a) Principal                  $________  $________
                     (b) Interest                   $________  $________
                     (c) Total                      $________  $________

           (9) Pool Scheduled Principal
                 Balance:                           $________  $________

          (10) Available Funds:                     $________  $________

          (11) Realized Losses for
                 prior month:                       $________  $________

          (12) Aggregate Realized                     Pool 1     Pool 2
                 Losses and Debt
                 Service Reductions:
                     (a) Deficient Valuations       $________  $________
                     (b) Special Hazard
                           Losses                   $________  $________
                     (c) Fraud Losses               $________  $________
                     (d) Excess Bankruptcy
                           Losses                   $________  $________
                     (e) Excess Special
                           Hazard Losses            $________  $________
                     (f) Excess Fraud
                           Losses                   $________  $________
                     (g) Debt Service
                           Reductions               $________  $________

          (13) Compensating Interest Payment:       $________  $________

          (14) Accrued Certificate Interest,
                Unpaid Class Interest Shortfalls
                 and Pay-out Rate:

                Class 1-A1    $__________      $__________    ____%
                Class 1-A2    $__________      $__________    ____%
                Class 1-A3    $__________      $__________    ____%
                Class 1-A4    $__________      $__________    ____%
                Class 1-A5    $__________      $__________    ____%
                Class 1-A6    $__________      $__________    ____%
                Class 1-A7    $__________      $__________    ____%
                Class 1-A8    $__________      $__________    ____%
                Class 1-A9    $__________      $__________    ____%
                Class 1-S     $__________      $__________    ____%
                Class 1-M     $__________      $__________    ____%
                Class 1-B1    $__________      $__________    ____%
                Class 1-B2    $__________      $__________    ____%
                Class 1-B3    $__________      $__________    ____%
                Class 1-B4    $__________      $__________    ____%
                Class 1-B5    $__________      $__________    ____%
                Class R       $__________      $__________    ____%

                Class 2-A1    $__________      $__________    ____%
                Class 2-A2    $__________      $__________    ____%
                Class 2-A3    $__________      $__________    ____%
                Class 2-A4    $__________      $__________    ____%
                Class 2-A5    $__________      $__________    ____%
                Class 2-M     $__________      $__________    ____%
                Class 2-S     $__________      $__________    ____%
                Class 2-B1    $__________      $__________    ____%
                Class 2-B2    $__________      $__________    ____%
                Class 2-B3    $__________      $__________    ____%
                Class 2-B4    $__________      $__________    ____%
                Class 2-B5    $__________      $__________    ____%

          (15) Principal distribu-
                 table:

                Class 1-A1     $__________
                Class 1-A2     $__________
                Class 1-A3     $__________
                Class 1-A4     $__________
                Class 1-A5     $__________
                Class 1-A6     $__________
                Class 1-A7     $__________
                Class 1-A8     $__________
                Class 1-A9     $__________
                Class 1-PO     $__________
                Class 1-M      $__________
                Class 1-B1     $__________
                Class 1-B2     $__________
                Class 1-B3     $__________
                Class 1-B4     $__________
                Class 1-B5     $__________
                Class R        $__________

                Class 2-A1     $__________
                Class 2-A2     $__________
                Class 2-A3     $__________
                Class 2-A4     $__________
                Class 2-A5     $__________
                Class 2-PO     $__________
                Class 2-M      $__________
                Class 2-B1     $__________
                Class 2-B2     $__________
                Class 2-B3     $__________
                Class 2-B4     $__________
                Class 2-B5     $__________

          (16) Additional distributions to
                 the Class R Certificate
                 pursuant to Section 4.01(c):  $_____________

          (17) Certificate Interest Rate of:

                 Class 1-S Certificates        _____________%
                 Class 2-S Certificates        _____________%

      B.  Other Amounts:

           1. Senior Percentage for such
                Distribution Date:
                     Pool 1                    _____________%
                     Pool 2                    _____________%

           2. Group I Senior Percentage
                for such Distribution Date:
                     Pool 1                    _____________%
                     Pool 2                    _____________%

           3. Group II Senior Percentage
                for such Distribution Date:
                     Pool 1                    _____________%
                     Pool 2                    _____________%

           4. Senior Prepayment Percentage
                for such Distribution Date:
                     Pool 1                    _____________%
                     Pool 2                    _____________%

           5. Group I Senior Prepayment
                Percentage for such
                Distribution Date:
                     Pool 1                    _____________%
                     Pool 2                    _____________%

           6. Group II Senior Prepayment
                Percentage for such
                Distribution Date:
                     Pool 1                    _____________%
                     Pool 2                    _____________%

           7. Junior Percentage
                for such Distribution Date:
                     Pool 1                    _____________%
                     Pool 2                    _____________%

           8. Junior Prepayment Percentage
                for such Distribution Date:
                     Pool 1                    _____________%
                     Pool 2                    _____________%

           9. Subordinate Certificate
                Writedown Amount for
                such Distribution Date:
                     Pool 1                    $_____________
                     Pool 2                    $_____________

          10. Prepayment Distribution
                Triggers satisfied:            Yes       No

                Class 1-B1                    _____     _____
                Class 1-B2                    _____     _____
                Class 1-B3                    _____     _____
                Class 1-B4                    _____     _____
                Class 1-B5                    _____     _____

                Class 2-B1                    _____     _____
                Class 2-B2                    _____     _____
                Class 2-B3                    _____     _____
                Class 2-B4                    _____     _____
                Class 2-B5                    _____     _____


Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                             EXHIBIT E

       FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
             DEFINITIVE ERISA-RESTRICTED CERTIFICATES



State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
Boston, Massachusetts   02110


      [NAME OF OFFICER] ______________________ hereby certifies that:

      1. That he [she] is [title of officer] _________________ of [name of Investor] _______________________________________ (the
"Investor"), a ________________________ [description of type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

      2. The Investor (i) is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

      3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee and GE Capital Mortgage Services, Inc., dated as of September 1, 1996, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that (x) such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

      [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.



                               ----------------------------
                               [name of Investor]


                               By:_________________________
                                  Name:
                                  Title:


      The undersigned hereby acknowledges that it is holding and will hold the ERISA-Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.


-------------------------------
[name of nominee]


By:____________________________
   Name:
   Title:

                             EXHIBIT F

         FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT



STATE OF             )
                     ) ss.:
COUNTY OF            )

           [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

           1. That he [she] is [title of officer] ___________ _____________ of [name of Purchaser] ________________________
_________________ (the "Purchaser"), a _______________________
[description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

           2.   That the Purchaser's Taxpayer Identification
Number is [           ].

           3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" of GE Capital Mortgage Services, Inc.'s REMIC Multi-Class Pass-Through Certificates, Series 1996-14.

           4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

           5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. dated as of September 1, 1996, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

           6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

           7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

           8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

           9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

           10. That the Purchaser (i) is not a Non-U.S. Person or
(ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

           11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

           12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Trust Fund pursuant to the Pooling and Servicing Agreement.

           IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                          ---------------------------------
                          [name of Purchaser]


                          By:______________________________
                             Name:
                             Title:


           Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


           Subscribed and sworn before me this _____ day of __________, 19__.


NOTARY PUBLIC


------------------------------


COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                             EXHIBIT G

         [LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE]

                        -------------------
                               Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

           Re:  GE Capital Mortgage Services, Inc.
                REMIC Multi-Class Pass-Through
                Certificates, Series 1996-14
                ----------------------------

Ladies and Gentlemen:
           _______________________ (the "Transferor") has
reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.
                               Very truly yours,


                               -------------------------------
                               Name:
                               Title:

                             EXHIBIT H

                 ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES
(Conventional, Non-Conforming Loans)


Assumption Fees                           $550 - $800

Late Charges                              Per Loan Documents

Appraisal/Inspection Fees                 Reasonable and Customary
                                          Charges

Partial Release Fees                      $300

Easements                                 $150

Insufficient Funds Charges                $15

Document Requests
(copies of loan file documents,
additional pay-off quotations,
amortization schedules, payment
histories)                                $0

Modification Fees                         Reasonable and Customary
                                          Charges

                             EXHIBIT I

                   FORM OF INVESTMENT LETTER FOR
                DEFINITIVE RESTRICTED CERTIFICATES



                                                   ----------------
                                                         Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

                Re:  GE Capital Mortgage Services, Inc.
                     REMIC Multi-Class Pass Through
                     Certificates, Series 1996-14
                     ----------------------------

Ladies and Gentlemen:

      1. The undersigned, a [title of officer] _______________ of [name of Investor] _________________________________________ (the
"Investor"), a ____________________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

      2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of September 1, 1996 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

      3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

      4. The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

      5. The investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) promulgated pursuant to the Securities Act.

      6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

      7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

      8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

      [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the
Investor.]

           IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.


                          ---------------------------------
                          [name of Investor]


                          By:______________________________
                             Name:
                             Title:


      The undersigned hereby acknowledges that it is holding and will hold the Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.

------------------------------
[name of nominee]


By:__________________________
   Name:
   Title:

                             EXHIBIT J

                FORM OF DISTRIBUTION DATE STATEMENT


                     ----------------, -----
                          (month)      (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                          Series 1996-14

           Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

           The amounts below are for a Single Certificate of $1,000:

           (1) Amount of distribution
                 allocable to principal:

                Class 1-A1                          $__________
                Class 1-A2                          $__________
                Class 1-A3                          $__________
                Class 1-A4                          $__________
                Class 1-A5                          $__________
                Class 1-A6                          $__________
                Class 1-A7                          $__________
                Class 1-A8                          $__________
                Class 1-A9                          $__________
                Class 1-PO                          $__________
                Class 1-M                           $__________
                Class 1-B1                          $__________
                Class 1-B2                          $__________
                Class 1-B3                          $__________
                Class 1-B4                          $__________
                Class 1-B5                          $__________
                Class R                             $__________

                Class 2-A1                          $__________
                Class 2-A2                          $__________
                Class 2-A3                          $__________
                Class 2-A4                          $__________
                Class 2-A5                          $__________

                Class 2-PO                          $__________
                Class 2-M                           $__________
                Class 2-B1                          $__________
                Class 2-B2                          $__________
                Class 2-B3                          $__________
                Class 2-B4                          $__________
                Class 2-B5                          $__________


           (2) Aggregate principal prepayments
                 included in distribution:

                Class 1-A1                          $__________
                Class 1-A2                          $__________
                Class 1-A3                          $__________
                Class 1-A4                          $__________
                Class 1-A5                          $__________
                Class 1-A6                          $__________
                Class 1-A7                          $__________
                Class 1-A8                          $__________
                Class 1-A9                          $__________
                Class 1-PO                          $__________
                Class 1-M                           $__________
                Class 1-B1                          $__________
                Class 1-B2                          $__________
                Class 1-B3                          $__________
                Class 1-B4                          $__________
                Class 1-B5                          $__________
                Class R                             $__________

                Class 2-A1                          $__________
                Class 2-A2                          $__________
                Class 2-A3                          $__________
                Class 2-A4                          $__________
                Class 2-A5                          $__________
                Class 2-PO                          $__________
                Class 2-S                           $__________
                Class 2-B1                          $__________
                Class 2-B2                          $__________
                Class 2-B3                          $__________
                Class 2-B4                          $__________
                Class 2-B5                          $__________

           (3) Amount of distribution
                allocable to interest;
                Pay-out Rate:

                     Class 1-A1      $__________    ____%
                     Class 1-A2      $__________    ____%
                     Class 1-A3      $__________    ____%
                     Class 1-A4      $__________    ____%
                     Class 1-A5      $__________    ____%
                     Class 1-A6      $__________    ____%
                     Class 1-A7      $__________    ____%
                     Class 1-A8      $__________    ____%
                     Class 1-A9      $__________    ____%
                     Class 1-S       $__________    ____%
                     Class 1-M       $__________    ____%
                     Class 1-B1      $__________    ____%
                     Class 1-B2      $__________    ____%
                     Class 1-B3      $__________    ____%
                     Class 1-B4      $__________    ____%
                     Class 1-B5      $__________    ____%
                     Class R         $__________    ____%

                     Class 2-A1      $__________    ____%
                     Class 2-A2      $__________    ____%
                     Class 2-A3      $__________    ____%
                     Class 2-A4      $__________    ____%
                     Class 2-A5      $__________    ____%
                     Class 2-M       $__________    ____%
                     Class 2-S       $__________    ____%
                     Class 2-B1      $__________    ____%
                     Class 2-B2      $__________    ____%
                     Class 2-B3      $__________    ____%
                     Class 2-B4      $__________    ____%
                     Class 2-B5      $__________    ____%

           (4) Servicing Compensation:
                     Pool 1          $__________
                     Pool 2          $__________

           The amounts below are for the aggregate of all
Certificates:

           (5) Pool Scheduled Principal
                 Balance; number of
                 Mortgage Loans:
                     Pool 1          $__________     __________
                     Pool 2          $__________     __________

           (6) Class Certificate Principal
                 Balance (or Notional Principal
                 Balance) of each Class;
                 Certificate Principal Balance
                 (or Notional Principal Balance)
                 of Single Certificate of each
                 Class:

                                                      Single
                                                    Certificate
                  Class           Balance             Balance

                Class 1-A1     $__________          $__________
                Class 1-A2     $__________          $__________
                Class 1-A3     $__________          $__________
                Class 1-A4     $__________          $__________
                Class 1-A5     $__________          $__________
                Class 1-A6     $__________          $__________
                Class 1-A7     $__________          $__________
                Class 1-A8     $__________          $__________
                Class 1-A9     $__________          $__________
                Class 1-PO     $__________          $__________
                Class 1-S      $__________          $__________
                Class 1-M      $__________          $__________
                Class 1-B1     $__________          $__________
                Class 1-B2     $__________          $__________
                Class 1-B3     $__________          $__________
                Class 1-B4     $__________          $__________
                Class 1-B5     $__________          $__________
                Class R        $__________          $__________

                Class 2-A1     $__________          $__________
                Class 2-A2     $__________          $__________
                Class 2-A3     $__________          $__________
                Class 2-A4     $__________          $__________
                Class 2-A5     $__________          $__________
                Class 2-PO     $__________          $__________
                Class 2-S      $__________          $__________
                Class 2-M      $__________          $__________
                Class 2-B1     $__________          $__________
                Class 2-B2     $__________          $__________
                Class 2-B3     $__________          $__________
                Class 2-B4     $__________          $__________
                Class 2-B5     $__________          $__________

           (7)    Book value of real estate acquired on behalf of
                  Certificate- holders; number of related
                  Mortgage Loans:
                     Pool 1                    $__________    __________
                     Pool 2                    $__________    __________

          (8) Aggregate Scheduled Principal
                 Balance and number of
                 delinquent Mortgage Loans:

           Pool 1:
           30-59 days delinquent          $__________    __________
           60-89 days delinquent          $__________    __________
           90 or more days delinquent     $__________    __________
           In foreclosure                 $__________    __________

           Pool 2:
           30-59 days delinquent          $__________    __________
           60-89 days delinquent          $__________    __________
           90 or more days delinquent     $__________    __________
           In foreclosure                 $__________    __________

          (9) Aggregate Scheduled
                 Principal Balance and
                 number of replaced
                 Mortgage Loans:
                     Pool 1               $__________    __________
                     Pool 2               $__________    __________

          (10) Aggregate Scheduled
                Principal Balance and
                 number of modified
                 Mortgage Loans:
                     Pool 1               $__________    __________
                     Pool 2               $__________    __________

          (11) Certificate Interest Rate of:
                 Class 1-S Certificates                  __________%
                 Class 2-S Certificates                  __________%

          (12) Senior Percentage for such
                 Distribution Date:
                     Pool 1                              __________%
                     Pool 2                              __________%

          (13) Group I Senior Percentage
                 for such Distribution Date:
                     Pool 1                              __________%
                     Pool 2                              __________%

          (14) Group II Senior Percentage
                 for such Distribution Date:
                     Pool 1                              __________%
                     Pool 2                              __________%

          (15) Senior Prepayment Percentage
                 for such Distribution Date:
                     Pool 1                              __________%
                     Pool 2                              __________%

          (16) Group I Senior Prepayment
                 Percentage for such
                 Distribution Date:
                     Pool 1                              __________%
                     Pool 2                              __________%

          (17) Group II Senior Prepayment
                 Percentage for such
                 Distribution Date:
                     Pool 1                              __________%
                     Pool 2                              __________%

          (18) Junior Percentage for
                 such Distribution Date:
                     Pool 1                              __________%
                     Pool 2                              __________%

          (19) Junior Prepayment Percentage
                 for such Distribution Date:
                     Pool 1                              __________%
                     Pool 2                              __________%


Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                             EXHIBIT K

                    FORM OF SPECIAL SERVICING
                   AND COLLATERAL FUND AGREEMENT


      This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the
"Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services, Inc. (the "Company") and _____________________________ (the "Purchaser").

                       PRELIMINARY STATEMENT

      ___________________________ or an affiliate thereof is the holder of the entire interest in REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class __-B_ (the "Class __-B_ Certificates"). The Class __-B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State Street Bank and Trust Company as Trustee.

      ____________________________ or an affiliate thereof
intends to resell all of the Class __-B_ Certificates directly to the Purchaser on or promptly after the date hereof.

      In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

      [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class __-B5 (the "Class __-B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class __-B_ Certificates.

                             ARTICLE I

                            DEFINITIONS

      Section 1.01.  Defined Terms.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

      Collateral Fund: The fund established and maintained pursuant to Section 3.01 hereof.

      Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of
(A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

      Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

      Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

      Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

      Mortgage Loan:  Any Pool __ Mortgage Loan.

      Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

      Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing
Agreement.

                            ARTICLE II

                   SPECIAL SERVICING PROCEDURES

      Section 2.01.  Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

           (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are
      (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

      (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or
(a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

      (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

      Section 2.02.  Purchaser's Election to Delay Foreclosure
Proceedings.

      (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under
Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall (i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

      (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan as the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

      (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      Section 2.03.  Purchaser's Election to Commence Foreclosure
Proceedings.

      (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

      (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or
(iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

      Section 2.04.  Termination.

      (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class __-B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related Mortgage Pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class __-B_ Certificates, or (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class __-B_ Certificates [or in the Class __-B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

      (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section
2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

      Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                            ARTICLE III

                COLLATERAL FUND; SECURITY INTEREST

      Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Multi-Class Pass-Through Certificates 199_-__ Pool __ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Pool __ Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

      Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

      The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser
(i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

      Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

      All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

      Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Pool __ Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

      The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Pool __ Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

      Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                            ARTICLE IV

                     MISCELLANEOUS PROVISIONS

      Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

      Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

      (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

           GE Capital Mortgage Services, Inc.
           2000 West Loop South
           Suite 1917
           Houston, Texas 77027
           Attention: Mark Pendergrass
           Telephone: (713) 964-4207
           Facsimile: (713) 964-4100
with respect to all other notices pursuant to this Agreement,

           GE Capital Mortgage Services, Inc.
           Three Executive Campus
           Cherry Hill, New Jersey  08002
           Attention:  General Counsel
           Telephone:  (609) 661-6515
           Facsimile:  (609) 661-6875

or such other address as may hereafter be furnished in writing by the Company, or

      (b) in the case of the Purchaser, with respect to notices pursuant to Section 2.01,

           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

           with respect to all other notices pursuant to this Agreement,

           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

or such other address as may hereafter be furnished in writing by the Purchaser, or

      (c)  in the case of the Trustee,

           State Street Bank and Trust Company
           Corporate Trust Department
           Two International Place, Fifth Floor
           Boston, Massachusetts  02110
           Attention:  Karen Beard
           Telephone:  (617) 664-5465
           Facsimile:  (617) 664-5367

      Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

      Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

      Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

      Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

      [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class __-B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

      IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                       GE CAPITAL MORTGAGE SERVICES, INC.



                       By:______________________________
                          Name:
                          Title:


                               [PURCHASER]



                       By:______________________________
                          Name:
                          Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY



By:______________________________
   Name:
   Title:

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                             EXHIBIT L



             FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT


State of New Jersey       )
                          )    ss.
County of Camden          )


           GE Capital Mortgage Services, Inc. (the "Company") by its undersigned authorized representative, being duly sworn, hereby certifies as follows:

           1. Pursuant to a Pooling and Servicing Agreement dated as of ________ 1, 199_ (the "Agreement"), between the Company, as seller, and State Street Bank and Trust Company, as trustee (together with its successors, the "Trustee"), relating to the Company's REMIC Multi-Class Pass-Through Certificates, Series 199_-__, the Company has assigned all of its right, title and interest in the mortgage loan(s) described below (the "Designated Loan(s)") to the Trustee.

                (a)  Loan Number: ______________________
                     Maker:_____________________________
                     Original Principal
                     Amount:____________________________
                     Maturity Date:_____________________

                [(b) Loan Number:_______________________
                     Maker:_____________________________
                     Original Principal
                     Amount:____________________________
                     Maturity Date:_____________________

           2. The Company has provided to the Trustee certain representations and warranties in Section 2.03 of the Agreement as to the ownership, assignment and enforceability of the Designated Loan(s) and the related promissory notes or other instruments evidencing the Designated Loan(s).

           3.   [The Designated Loan] [Each of the Designated
Loans] is evidenced by a promissory note, executed by its [respective] maker as indicated above (the "Mortgage Notes(s)").

           4. The Company is the current holder of the indebtedness evidenced by the Mortgage Note(s), the indebtedness evidenced by the Mortgage Note(s) has not been pledged or otherwise hypothecated, and the Company has not granted to any person (other than the Trustee pursuant to the Agreement) any interest in the indebtedness evidenced by the Mortgage Note(s).

           5. After diligent search, the Company has been unable to locate the Mortgage Note(s) and believes [it] [them] to be lost. [A true and correct photocopy] [[True and correct photocopies] of the Mortgage Note(s) [is] [are] attached hereto as Exhibit A.]

           6. If at any time the Company locates [any of] the Mortgage Note(s), it shall endorse such Mortgage Note(s) for transfer to the Trustee, without recourse, and shall promptly deliver the Mortgage Note(s), as endorsed, to the Trustee.

           7. In the event that the unavailability of any Mortgage Note to the Trustee results in a breach of any representations or warranties of the Company set forth in the Agreement, the Trustee shall have the rights and remedies (if any) set forth in the Agreement, subject to the provisions thereof. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered any Mortgage Note to the Trustee, including without limitation any thereof arising from any action to enforce the indebtedness evidenced by such Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of such Mortgage Note.

           This affidavit is given in connection with the Company's execution of the Agreement. The Trustee's rights and remedies set forth herein and in the Agreement shall constitute the sole and exclusive remedies of the Trustee or its successors and assigns arising out of or relating to the absence or loss of the Mortgage Note(s) or the Company's failure to deliver the same.

                       GE CAPITAL MORTGAGE SERVICES, INC.



                       By:________________________________
                                      Name:
                                  Title:


Sworn to before me this
____ day of ________, 199_




------------------------------
Notary Public



                                 3

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